UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number    811-04347
GMO Trust

(Exact name of registrant as specified in charter)

40 Rowes Wharf, Boston, MA	02110

(Address of principal executive offices)	(Zip code)
J.B. Kittredge, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110

(Name and address of agent for service)
Registrant’s telephone number, including area code:    617-346-7646
Date of fiscal year end:   02/29/12
Date of reporting period:   11/30/11

Item 1. Schedule of Investments.
The Schedules of Investments for each series of the registrant for the periods ended November 30, 2011 are filed herewith.

GMO Alpha Only Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 88.8%

	United States — 88.8%
	Affiliated Issuers
17,261,193	GMO International Growth Equity Fund, Class IV	369,389,527
28,378,805	GMO International Intrinsic Value Fund, Class IV	553,386,700
27,582,893	GMO Quality Fund, Class VI	602,410,392
25,722,604	GMO U.S. Core Equity Fund, Class VI	312,272,417
1,199,545	GMO U.S. Treasury Fund	30,000,626

	TOTAL UNITED STATES	1,867,459,662

	TOTAL MUTUAL FUNDS (COST $1,855,551,315)	1,867,459,662

	INVESTMENT FUNDS — 2.2%

	United States — 2.2%
1,107,841	Vanguard Emerging Markets ETF (a)	45,199,913

	TOTAL INVESTMENT FUNDS (COST $48,528,455)	45,199,913

Par Value	Description	Value ($)

	SHORT-TERM INVESTMENTS — 2.2%

	Time Deposits — 2.2%
USD 15,000,000	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.03%, due 12/01/11	15,000,000
USD 1,968,707	Lloyds Bank (London) Time Deposit, 0.03%, due 12/01/11	1,968,707
USD 15,000,000	Royal Bank of Scotland (London) Time Deposit, 0.03%, due 12/01/11	15,000,000
USD 15,000,000	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.03%, due 12/01/11	15,000,000

	Total Time Deposits	46,968,707

	TOTAL SHORT-TERM INVESTMENTS (COST $46,968,707)	46,968,707

	TOTAL INVESTMENTS — 93.2% (Cost $1,951,048,477)	1,959,628,282
	Other Assets and Liabilities (net) — 6.8%	143,336,288

	TOTAL NET ASSETS — 100.0%	$2,102,964,570

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Sales #
12/16/11	Bank of America, N.A.	AUD	4,912,247	$5,043,023	$(59,067)
12/16/11	Deutsche Bank AG	AUD	5,488,718	5,634,841	(87,366)
12/16/11	Morgan Stanley Capital Services Inc.	AUD	4,586,569	4,708,674	(207,645)
12/16/11	Royal Bank of Scotland PLC	AUD	3,303,403	3,391,347	(67,097)
12/16/11	State Street Bank and Trust Company	AUD	5,209,374	5,348,060	(77,997)
12/16/11	Bank of America, N.A.	CHF	5,980,971	6,548,841	91,149
12/16/11	Bank of New York Mellon	CHF	6,597,275	7,223,660	84,963
12/16/11	Barclays Bank PLC	CHF	4,507,208	4,935,150	59,263
12/16/11	Deutsche Bank AG	CHF	3,128,070	3,425,068	(4,113)
12/16/11	Bank of America N.A.	DKK	6,607,373	1,194,146	13,076
12/16/11	Barclays Bank PLC	DKK	4,173,855	754,338	11,915
12/16/11	Morgan Stanley Capital Services Inc.	DKK	4,521,490	817,166	14,000
12/16/11	Bank of New York Mellon	EUR	6,305,930	8,474,152	135,032
12/16/11	Brown Brothers Harriman & Co.	EUR	11,709,295	15,735,402	274,483
12/16/11	Deutsche Bank AG	EUR	7,605,198	10,220,158	53,270
12/16/11	Morgan Stanley Capital Services Inc.	EUR	9,855,026	13,243,564	234,436
12/16/11	Royal Bank of Scotland PLC	EUR	9,367,977	12,589,049	208,432
12/16/11	State Street Bank and Trust Company	EUR	8,425,608	11,322,657	208,462
12/16/11	Bank of America, N.A.	GBP	3,968,901	6,225,942	(13,901)
12/16/11	Bank of New York Mellon	GBP	5,360,946	8,409,617	(17,485)
12/16/11	Brown Brothers Harriman & Co.	GBP	5,595,736	8,777,928	(12,319)
12/16/11	Deutsche Bank AG	GBP	3,591,294	5,633,597	9,044
12/16/11	JPMorgan Chase Bank, N.A.	GBP	4,124,354	6,469,798	7,912
12/16/11	Morgan Stanley Capital Services Inc.	GBP	6,857,488	10,757,215	(19,130)
12/16/11	State Street Bank and Trust Company	GBP	8,261,631	12,959,868	(48,285)
12/16/11	Bank of New York Mellon	HKD	26,486,794	3,409,612	(6,277)
12/16/11	Brown Brothers Harriman & Co.	HKD	16,069,259	2,068,576	(912)
12/16/11	JPMorgan Chase Bank, N.A.	HKD	14,772,798	1,901,684	(1,395)

12/16/11	Bank of America, N.A.	JPY	1,149,714,290	14,828,510	129,120
12/16/11	Barclays Bank PLC	JPY	775,784,777	10,005,731	112,497
12/16/11	JPMorgan Chase Bank, N.A.	JPY	909,118,951	11,725,417	127,194
12/16/11	Royal Bank of Scotland PLC	JPY	538,195,012	6,941,403	76,744
12/16/11	State Street Bank and Trust Company	JPY	1,035,083,157	13,350,048	142,882
12/16/11	Barclays Bank PLC	NOK	5,296,702	916,417	17,186
12/16/11	Morgan Stanley Capital Services Inc.	NOK	8,950,217	1,548,535	18,803
12/16/11	Brown Brothers Harriman & Co.	NZD	378,476	295,239	3,541
12/16/11	Bank of America, N.A.	SEK	12,430,758	1,835,577	(3,844)
12/16/11	Bank of New York Mellon	SEK	6,878,269	1,015,674	9,841
12/16/11	JPMorgan Chase Bank, N.A.	SEK	9,883,287	1,459,407	11,141
12/16/11	Morgan Stanley Capital Services Inc.	SEK	10,411,349	1,537,383	16,926
12/16/11	State Street Bank and Trust Company	SEK	11,613,817	1,714,945	20,067
12/16/11	Bank of New York Mellon	SGD	2,199,618	1,716,266	8,467
12/16/11	Deutsche Bank AG	SGD	3,659,591	2,855,419	(389)

				$258,969,104	$1,472,624

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration		Appreciation
Contracts	Type	Date	Value	(Depreciation)
Sales
54	Amesterdam IDX	December 2011	$4,373,724	$(120,269)
386	CAC 40	December 2011	16,398,769	(581,983)
73	DAX	December 2011	14,995,837	(2,121,298)
484	FTSE 100	December 2011	41,888,502	(2,406,163)
41	FTSE/MIB	December 2011	4,220,950	(521,542)
39	Hang Seng	December 2011	4,691,594	(132,598)
52	IBEX 35	December 2011	5,910,565	(98,485)
62	MSCI Singapore	December 2011	3,037,050	(88,101)
387	OMXS 30	December 2011	5,658,010	(176,456)
4,280	Russell 2000 Mini	December 2011	315,307,600	(22,433,779)
394	S&P 400 E-Mini Index	December 2011	34,794,140	(1,818,408)
10,228	S&P 500 E-Mini Index	December 2011	637,204,400	(30,119,961)
150	SPI 200	December 2011	16,384,340	(628,262)
414	TOPIX	December 2011	39,768,874	(149,116)

			$1,144,634,355	$(61,396,421)

Swap Agreements
Total Return Swaps

					Net Unrealized
Notional	Expiration				Appreciation/
Amount	Date	Counterparty	Fund Pays	Fund Receives	(Depreciation)
48,194,814	1/27/2012	BNP Paribas	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.54%	$6,294,299
40,768,636	2/7/2012	Citibank N.A.	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.50%	5,756,481
71,790,697	3/12/2012	JP Morgan Chase Bank, N.A.	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.59%	10,527,493
34,844,229	3/15/2012	Morgan Stanley Capital Services Inc.	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.55%	3,779,440
67,674,918	3/21/2012	BNP Paribas	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.60%	5,680,516
41,682,173	4/3/2012	Deutsche Bank AG	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.65%	5,569,041
199,997,901	5/9/2012	JP Morgan Chase Bank, N.A.	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.60%	33,007,220
124,881,524	5/11/2012	BNP Paribas	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.61%	20,335,993
58,999,209	6/12/2012	Citibank N.A.	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.56%	7,257,536
55,599,968	7/19/2012	Citibank N.A.	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.52%	6,635,588
42,003,150	8/7/2012	CitiBank N.A.	MSCI Daily Total Return EAFE	12 month USD LIBOR BBA minus 0.54%	2,498,868

					$107,342,475
				Premiums to (Pay) Receive	$—

As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.
Notes to Schedule of Investments:
BBA — British Banks Association
ETF — Exchange-Traded Fund
MSCI — Morgan Stanley Capital International
USD LIBOR — London Interbank Offered Rate denominated in United States Dollars
(a)	Represents an investment to obtain exposure in emerging markets. The Vanguard Emerging Markets ETF is a separate investment portfolio of Vanguard, Inc., a registered investment company. The Vanguard Emerging Markets ETF prospectus states that the fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Market Index, while employing a form of sampling to reduce risk.

Currency Abbreviations:
AUD — Australian Dollar
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar
As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$2,115,549,146	$—	$(155,920,864)	$(155,920,864)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO International Growth Equity Fund, Class IV	$442,255,674	$266,853,504	$274,344,115	$3,824,404	$—	$369,389,527
GMO International Intrinsic Value Fund, Class IV	442,388,249	388,351,490	182,323,378	10,650,746	—	553,386,700
GMO Quality Fund, Class VI	580,359,319	349,740,323	346,412,842	10,856,623	—	602,410,392
GMO U.S. Core Equity Fund, Class VI	300,019,377	175,514,348	160,978,985	5,280,748	—	312,272,417
GMO U.S. Treasury Fund	95,036,569	1,256,123,669	1,321,213,634	38,052	5,618	30,000,626

Totals	$1,860,059,188	$2,436,583,334	$2,285,272,954	$30,650,573	$5,618	$1,867,459,662

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Shares of the funds in which the Fund invests (“underlying funds”) and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented less than 0.1% of net assets. The Fund and the underlying funds classify such securities (levels defined below) as Level 3. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	44.2%
Futures Contracts	(0.2)%
Swap Agreements	5.1%
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) due to market events that have occurred since the local market close but prior to the close of the NYSE.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:
ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds
United States	$1,867,459,662	$—	$—	$1,867,459,662

TOTAL MUTUAL FUNDS	1,867,459,662	—	—	1,867,459,662

Investment Funds
United States	45,199,913	—	—	45,199,913

TOTAL INVESTMENT FUNDS	45,199,913	—	—	45,199,913

Short-Term Investments	46,968,707	—	—	46,968,707

Total Investments	1,959,628,282	—	—	1,959,628,282

Derivatives *
Forward Currency Contracts
Foreign Currency risk	—	2,099,846	—	2,099,846
Swap Agreements
Equity risk	—	107,342,475	—	107,342,475

Total Derivatives	—	109,442,321	—	109,442,321

Total	$1,959,628,282	$109,442,321	$—	$2,069,070,603

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives *
Forward Currency Contracts
Foreign Currency risk	$—	$(627,222)	$—	$(627,222)
Futures Contracts
Equity risk	(54,372,148)	(7,024,273)	—	(61,396,421)

Total Derivatives	(54,372,148)	(7,651,495)	—	(62,023,643)

Total	$(54,372,148)	$(7,651,495)	$—	$(62,023,643)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were less than 0.1% of total net assets.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. The Fund and some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or the underlying fund were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund or an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund or an underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. In addition, the value of the Fund’s shares will be adversely affected if the equity investments that are the subject of the Fund’s short positions appreciate in value.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent a Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will invest in underlying funds with higher fees or expenses.
• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening credit spreads.
• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.
• Leveraging Risk — The use of reverse repurchase agreements and other derivatives may cause the Fund’s portfolio to be leveraged. The Fund and some underlying funds are not limited in the extent to which they may use derivatives or in the absolute face value of their derivative positions. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged.
• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Short Sales Risk — The Fund runs the risk that the Fund’s loss on a short sale of securities that the Fund does not own is unlimited.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2011, the Fund used forward currency contracts to hedge some or all of the currency exposure of the underlying Funds and assets in which the Fund invests, adjust against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless otherwise adjusted due to the time at which foreign markets close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for these foreign futures contracts (including foreign index futures) do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign futures contracts using fair value prices, which are based on local closing prices adjusted by a factor, supplied by a third party vendor using that vendor’s proprietary models. During the period ended November 30, 2011, the Fund used futures contracts to hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers (unless otherwise adjusted due to the time at which foreign markets close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used swap agreements to hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$2,099,846	$—	$—	$—	$2,099,846
Unrealized appreciation on swap agreements	—	—	—	107,342,475	—	107,342,475

Total	$—	$2,099,846	$—	$107,342,475	$—	$109,442,321

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(627,222)	$—	$—	$—	$(627,222)
Unrealized depreciation on futures contracts*	—	—	—	(61,396,421)	—	(61,396,421)

Total	$—	$(627,222)	$—	$(61,396,421)	$—	$(62,023,643)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements
Average amount outstanding	$366,342,801	$1,277,077,198	$745,131,487

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)
Consolidated Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Par Value ($) /
Shares	Description	Value ($)

	DEBT OBLIGATIONS — 18.8%

	U.S. Government — 18.8%
8,050,032	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12(a)(b)(c)	8,077,072

	TOTAL DEBT OBLIGATIONS (COST $8,145,406)	8,077,072

	MUTUAL FUNDS — 45.5%

	Affiliated Issuers — 45.5%
791,020	GMO Short-Duration Collateral Fund	5,228,644
573,668	GMO U.S. Treasury Fund	14,347,435

	Total Affiliated Issuers	19,576,079

	TOTAL MUTUAL FUNDS (COST $20,778,576)	19,576,079

	SHORT-TERM INVESTMENTS — 36.0%

	Money Market Funds — 1.2%
331,329	SSgA USD Liquidity Fund-Class S2 Shares, 0.00%(a)(d)(e)	331,329
185,678	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00%(e)	185,678

	Total Money Market Funds	517,007

	U.S. Government — 34.8%
1,900,000	U.S. Treasury Bill, 0.10%, due 10/18/12 (c)(f)	1,898,301
13,100,000	U.S. Treasury Bill, 0.10%, due 10/18/12 (a)(f)	13,088,289

	Total U.S. Government	14,986,590

	TOTAL SHORT-TERM INVESTMENTS (COST $15,503,060)	15,503,597

	TOTAL INVESTMENTS — 100.3% (Cost $44,427,042)	43,156,748

	Other Assets and Liabilities (net) — (0.3%)	(141,386)

	TOTAL NET ASSETS — 100.0%	$43,015,362

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
12/06/11	Deutsche Bank AG	AUD	1,500,000	$1,541,882	$1,317
12/13/11	Deutsche Bank AG	CAD	700,000	686,105	(35)
1/10/12	Credit Suisse International	GBP	1,500,000	2,352,521	(13,799)
2/14/12	Deutsche Bank AG	JPY	211,600,000	2,732,525	(21,249)
1/24/12	Credit Suisse International	NZD	200,000	155,589	(1,351)
1/24/12	Deutsche Bank AG	NZD	1,500,000	1,166,913	(15,667)

				$8,635,535	$(50,784)

Sales #
12/06/11	Deutsche Bank AG	AUD	1,200,000	$1,233,506	$(32,675)
12/13/11	Deutsche Bank AG	CAD	6,000,000	5,880,901	(10,830)
1/10/12	Credit Suisse International	GBP	1,700,000	2,666,190	17,884
1/24/12	Deutsche Bank AG	NZD	800,000	622,354	(13,314)

				$10,402,951	$(38,935)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration		Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
52	FTSE 100	December 2011	$4,500,419	$75,767
133	FTSE JSE 40	December 2011	4,859,644	161,081
16	Gasoline RBOB(a)	December 2011	1,719,245	(53,347)
18	Live Cattle(a)	February 2012	889,920	(15,914)
9	S&P 500 Index	December 2011	2,803,500	72,684

			$14,772,728	$240,271

Sales
6	Hang Seng	December 2011	$721,784	$(24,548)
2	Light Sweet Crude Oil(a)	December 2011	200,720	(2,827)
7	MSCI Taiwan	December 2011	177,597	(6,257)
48	Natural Gas(a)	December 2011	1,704,000	175,911
56	Nikkei 225	December 2011	6,239,303	5,020
43	S&P TSE 60 Index	December 2011	5,855,875	(63,410)
5	Silver(a)	March 2012	820,100	27,739
14	Soybean(a)	January 2012	791,875	64,862
15	SPI 200	December 2011	1,638,435	(12,408)
5	UK Gilt Long Bond	March 2012	890,351	(1,267)

			$19,040,040	$162,815

As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

RBOB — Reformulated Blendstock for Oxygenate Blending.

(a)	All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.

(d)	Fund is domiciled in Ireland.

(e)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.

(f)	Rate shown represents yield-to-maturity.
Currency Abbreviations:
AUD — Australian Dollar

CAD — Canadian Dollar

GBP — British Pound

JPY — Japanese Yen

NZD — New Zealand Dollar

USD — United States Dollar

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$52,627,615	$95,344	$(9,566,211)	$(9,470,867)
Investments in Affiliated Issuers
In addition to its consolidated subsidiary, the Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Short-Duration Collateral Fund	$8,210,791	$—	$—	$62,197	$—	$2,739,474	$5,228,644
GMO U.S. Treasury Fund	5,481,937	11,958,378	3,095,000	2,096	280	—	14,347,435

Totals	$13,692,728	$11,958,378	$3,095,000	$64,293	$280	$2,739,474	$19,576,079

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through November 30, 2011 for tax purposes. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 29, 2012.

Basis of presentation and principles of consolidation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
The accompanying consolidated Schedule of Investments include the accounts of the GMO Alternative Asset Opportunity Fund and its wholly owned investment in GMO Alternative Asset SPC Ltd. The consolidated Schedule of Investments include 100% of the assets and liabilities of GMO Alternative Asset SPC Ltd.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.4% of net assets. The underlying funds classify such securities (levels defined below) as Level 3. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Futures Contracts	0.5%
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 1.3% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. They may also include fair value adjustments provided by an independent pricing service applied to equity securities (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) due to market events that have occurred since the local market close but prior to the close of the NYSE.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations	$—	$8,077,072	$—	$8,077,072
Mutual Funds	19,576,079	—	—	19,576,079
Short-Term Investments	15,503,597	—	—	15,503,597

Total Investments	35,079,676	8,077,072	—	43,156,748

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	19,201	—	19,201
Futures Contracts
Physical commodity contract risk	268,512	—	—	268,512
Equity risk	72,684	241,868	—	314,552

Total	$35,420,872	$8,338,141	$—	$43,759,013

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(108,920)	$—	$(108,920)
Futures Contracts
Physical commodity contract risk	(72,088)	—	—	(72,088)
Equity risk	(63,410)	(43,213)	—	(106,623)
Interest rate risk	(1,267)	—	—	(1,267)

Total	$(136,765)	$(152,133)	$—	$(288,898)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities and derivative financial instruments using Level 3 inputs were 8.7% and (0.1)% of total net assets, respectively.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Loan agreements
The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. The Fund had no loan agreements outstanding at the end of the period.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
Because the Fund invests in its wholly-owned subsidiary, other GMO Funds, including GMO Short-Duration Collateral Fund and GMO U.S. Treasury Fund, and unaffiliated money market funds, it is exposed to the risks to which its wholly-owned subsidiary and the other underlying funds in which it invests are exposed, as well as the risk that investments made through its wholly-owned subsidiary will not perform as expected. Therefore, unless otherwise noted herein, the selected risks summarized below include both direct and indirect risks of the Fund, and as indicated above, references in this section to investments made by the Fund include those made both directly by the Fund and indirectly by the Fund through its wholly-owned subsidiary, another GMO Fund or an unaffiliated money market fund.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.
• Commodities Risk — Because of the Fund’s exposure to commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Short Sales Risk — The Fund runs the risk that the Fund’s loss on a short sale of securities that the Fund does not own is unlimited.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.
• Liquidity Risk — Low trading volume, lack of a market maker, a large size position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will invest in underlying funds with higher fees or expenses.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended November 30, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless otherwise adjusted due to the time at which foreign markets close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to adjust exposure to certain markets and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers (unless otherwise adjusted due to the time at which foreign markets close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used swap agreements to adjust exposure to certain markets. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Physical commodity
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$19,201	$—	$—	$—	$19,201
Unrealized appreciation on futures contracts*	—	—	—	314,552	268,512	583,064

Total	$—	$19,201	$—	$314,552	$268,512	$602,265

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(108,920)	$—	$—	$—	$(108,920)
Unrealized depreciation on futures contracts*	(1,267)	—	—	(106,623)	(72,088)	(179,978)

Total	$(1,267)	$(108,920)	$—	$(106,623)	$(72,088)	$(288,898)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), or notional amounts (swap agreements), outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements
Average amount outstanding	$3,451,156	$9,428,733	$9,648,555
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Par Value ($)/
Shares/ Number of Contracts/ Principal Amount	Description	Value ($)

	DEBT OBLIGATIONS — 104.0%

	U.S. Government — 104.0%
116,000,000	U.S. Treasury Note, 1.00%, due 07/15/13	117,431,904
78,000,000	U.S. Treasury Note, 1.13%, due 06/15/13(a)(b)	79,066,416

	Total U.S. Government	196,498,320

	TOTAL DEBT OBLIGATIONS (COST $195,701,646)	196,498,320

	MUTUAL FUNDS — 1.9%

	Affiliated Issuers — 1.9%
142,787	GMO U.S. Treasury Fund	3,571,109

	TOTAL MUTUAL FUNDS (COST $3,571,109)	3,571,109

	OPTIONS PURCHASED — 2.0%

	Options on Futures — 0.3%
600	10 Year U.S. Treasury Note Future Options Call, Expires 12/23/11, Strike 129.50	553,125
600	10 Year U.S. Treasury Note Future Options Call, Expires 12/23/11, Strike 132.50	75,000

	Total Options on Futures	628,125

	Options on Interest Rate Swaps — 1.7%
300,000,000	Swaption Call, Expires 12/01/11, Strike 1.00%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 300,000,000 USD in which it will pay 3 month USD LIBOR and will receive 1.00%, maturing on December 5, 2013, (OTC) (CP — Merrill Lynch Capital Services Inc.)	2,016,300
250,000,000	Swaption Call, Expires 05/21/12, Strike 0.77%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 250,000,000 USD in which it will pay 3 month USD LIBOR and will receive 0.77%, maturing on May 23, 2013, (OTC) (CP — Merrill Lynch Capital Services Inc.)	586,250
250,000,000	Swaption Call, Expires 05/20/13, Strike 0.77%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 250,000,000 USD in which it will pay a 3 month USD LIBOR and will receive 0.77%, maturing on May 22, 2014, (OTC) (CP — Merrill Lynch Capital Services Inc.)	643,000

	Total Options on Interest Rate Swaps	3,245,550

	TOTAL OPTIONS PURCHASED (COST $2,686,366)	3,873,675

	SHORT-TERM INVESTMENTS — 0.7%

	Money Market Funds — 0.7%
1,347,409	State Street Institutional U.S. Government Money Market Fund-Institutional Class, 0.00%(c)	1,347,409

	TOTAL SHORT-TERM INVESTMENTS (COST $1,347,409)	1,347,409

TOTAL INVESTMENTS — 108.6% (Cost $203,306,530)	205,290,513
Other Assets and Liabilities (net) — (8.6%)	(16,341,704)

TOTAL NET ASSETS — 100.0%	$188,948,809

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Futures Contracts

				Net Unrealized
Number of		Expiration		Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
1,275	Euro Dollar 90 Day	March 2012	$316,837,500	$192,763

Sales
1,275	Euro Dollar 90 Day	March 2013	$316,582,500	$(346,848)

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	12,983,750	Deutsche Bank AG, 0.15%, dated 11/03/11, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 12/5/11.	$(12,985,211)
USD	4,993,750	Deutsche Bank AG, 0.16%, dated 11/23/11, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 12/23/11.	(4,993,928)

			$(17,979,139)

Average balance outstanding	$(30,166,766)
Average interest rate	0.16%
Maximum balance outstanding	$(51,381,250)
Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.
Written Options
A summary of open written option contracts for the fund at November 30, 2011 is as follows:
Options on Futures

	Contract	Expiration				Market
	Number	Date		Description	Premiums	Value
Call	1,200	12/23/2011	USD	10 Year U.S. Treasury Note Option Call, Strike 131.00	$(972,384)	$(450,000)

Options on Interest Rate Swaps
					Description of underlying swap
	Notional		Expiration		Receive	Fixed	Variable
Description	Amount		Date	Counterparty	(Pay) #	Rate	Rate	Premiums	Market Value
Call- OTC 2 Year Interest Rate Swap	600,000,000	USD	12/01/11	Merrill Lynch Capital Services Inc.	(Pay)	0.60%	3 Month LIBOR	$(360,000)	$(1,200)

Call — OTC 2 Year Interest Rate Swap	250,000,000	USD	05/21/12	Merrill Lynch Capital Services Inc.	(Pay)	0.77%	3 Month LIBOR	(193,750)	(832,250)

								$(553,750)	$(833,450)

								$(1,526,134)	$(1,283,450)

Swap Agreements
Interest Rate Swaps

							Net Unrealized
Notional		Expiration		Receive			Appreciation/
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	(Depreciation)
190,000,000	USD	1/15/2014	Barclays Bank PLC	(Pay)	0.92%	3 Month LIBOR	$(878,905)
75,000,000	USD	1/15/2017	Barclays Bank PLC	Receive	2.19%	3 Month LIBOR	3,007,749

							$2,128,844

					Premiums to (Pay) Receive		$—

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
CP — Counterparty

LIBOR — London Interbank Offered Rate

OTC — Over-the-Counter
(a)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options.

(b)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(c)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.
Currency Abbreviations:
USD — United States Dollar

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate cost	Appreciation	(Depreciation)	(Depreciation)
$ 203,273,976	$2,534,778	$(518,241)	$2,016,537
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$9,857,886	$209,531,678	$215,813,100	$6,488	$190	$3,571,109

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivative contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
U.S. Government	$196,498,320	$—	$—	$196,498,320

TOTAL DEBT OBLIGATIONS	196,498,320	—	—	196,498,320

Mutual Funds	3,571,109	—	—	3,571,109
Options Purchased	628,125	3,245,550	—	3,873,675
Short-Term Investments	1,347,409	—	—	1,347,409

Total Investments	202,044,963	3,245,550	—	205,290,513

Derivatives*
Futures Contracts
Interest Rate Risk	192,763	—	—	192,763
Swap Agreements
Interest Rate Risk	—	3,007,749	—	3,007,749

Total	$202,237,726	$6,253,299	$—	$208,491,025

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Written Options
Interest Rate Risk	$(450,000)	$(833,450)	—	$(1,283,450)
Futures Contracts
Interest Rate Risk	(346,848)	—	—	(346,848)
Swap Agreements
Interest Rate Risk	—	(878,905)	—	(878,905)

Total	$(796,848)	$(1,712,355)	—	$(2,509,203)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*  Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of November 30, 2011, the Fund had received $17,977,500 from reverse repurchase agreements relating to securities with a market value, plus accrued interest, of $18,339,600. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. The Fund had no inflation-indexed bonds outstanding at the end of the period.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting their investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to adjust interest rate exposure and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2011, the Fund used purchased option contracts to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended November 30, 2011, the Fund used written option contracts to adjust interest rate exposure. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended November 30, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal
	Amount of	of		Amount of	Number of
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	$—	—	$—	$(600,000,000)	(500)	$(396,500)
Options written	—	—	—	(250,000,000)	(2,400)	(1,913,518)
Options bought back	—	—	—	—	1,700	783,884
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	$—	—	$—	$(850,000,000)	(1,200)	$(1,526,134)

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used swap agreements to adjust interest rate exposure. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

		Interest rate	Foreign currency	Credit	Equity	Other
Fair Values of Derivative Instruments as of November 30, 2011:		contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)		$3,873,675	$—	$—	$—	$—	$3,873,675
Unrealized appreciation on futures contracts*		192,763	—	—	—	—	192,763
Unrealized appreciation on swap agreements		3,007,749	—	—	—	—	3,007,749

	Total	$7,074,187	$—	$—	$—	$—	$7,074,187

Liabilities:
Written options outstanding		$(1,283,450)	$—	$—	$—	$—	$(1,283,450)
Unrealized depreciation on futures contracts*		(346,848)	—	—	—	—	(346,848)
Unrealized depreciation on swap agreements		(878,905)	—	—	—	—	(878,905)

	Total	$(2,509,203)	$—	$—	$—	$—	$(2,509,203)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (futures contracts), notional amounts (swap agreements), or principal amounts (options), outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Futures	Swap
	Contracts	Agreements	Options
Average amount outstanding	$2,735,211,417	$1,322,666,667	$1,623,311,111

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares / Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 99.9%

	Affiliated Issuers — 99.9%
1,295,649	GMO Alpha Only Fund, Class IV	32,248,698
70,767	GMO Alternative Asset Opportunity Fund	2,098,944
1,167,908	GMO Currency Hedged International Equity Fund, Class III	24,526,066
50,094	GMO Debt Opportunities Fund, Class VI	1,246,330
349,911	GMO Emerging Country Debt Fund, Class IV	3,313,658
1,434,027	GMO Emerging Markets Fund, Class VI	16,763,776
643,686	GMO Flexible Equities Fund, Class VI	11,032,771
2,039,394	GMO Quality Fund, Class VI	44,540,361
271,150	GMO Special Situations Fund, Class VI	7,169,211
1,093,863	GMO Strategic Fixed Income Fund, Class VI	18,617,554
52,430	GMO World Opportunity Overlay Fund	1,237,343

	TOTAL MUTUAL FUNDS (COST $173,029,865)	162,794,712

	DEBT OBLIGATIONS — 0.2%

	Asset-Backed Securities — 0.1%

	CMBS Collateralized Debt Obligations — 0.0%
1,599,399	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.30%, due 11/23/52	15,994

	Insured Other — 0.1%
2,500,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	156,475

	Total Asset-Backed Securities	172,469

	U.S. Government Agency — 0.1%
16,900	Agency for International Development Floater (Support of C.A.B.E.I.), 6 mo. U.S. Treasury Bill + .40%, 0.47%, due 10/01/12(a)	16,703
33,334	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.04%, due 01/01/12(a)	33,283

	Total U.S. Government Agency	49,986

	TOTAL DEBT OBLIGATIONS (COST $638,559)	222,455

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
12,686	State Street Institutional U.S. Government Money Market Fund-Institutional Class, 0.00%(b)	12,686

	TOTAL SHORT-TERM INVESTMENTS (COST $12,686)	12,686

	TOTAL INVESTMENTS — 100.1% (Cost $173,681,110)	163,029,853
	Other Assets and Liabilities (net) — (0.1%)	(121,018)

	TOTAL NET ASSETS — 100.0%	$162,908,835

Notes to Schedule of Investments:
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
C.A.B.E.I. — Central American Bank for Economic Integration
CDO — Collateralized Debt Obligation
CMBS — Commercial Mortgage Backed Security
LIBOR — London Interbank Offered Rate
MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.
The rates shown on variable rate notes are the current interest rates at November 30, 2011, which are subject to change based on the terms of the security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$199,875,402	$1,849,627	$(38,695,176)	$(36,845,549)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Alpha Only Fund, Class IV	$599,996,684	$197,074,875	$792,155,653	$—	$—	$32,248,698
GMO Alternative Asset Opportunity Fund	24,921,958	875,402	22,888,196	—	—	2,098,944
GMO Asset Allocation Bond Fund, Class VI	244,450,911	70,337,131	309,024,681	1,006,285	11,911,428	—
GMO Currency Hedged International Equity Fund, Class III	363,301,368	54,090,981	372,947,091	—	1,635,149	24,526,066
GMO Debt Opportunities Fund, Class VI	—	1,250,622	1,790	—	—	1,246,330
GMO Emerging Country Debt Fund, Class IV	54,942,811	4,117,286	58,755,133	565,954	—	3,313,658
GMO Emerging Markets Fund, Class VI	340,226,922	57,009,354	355,580,075	6,934	23,871,370	16,763,776
GMO Flexible Equities Fund, Class VI	72,002,968	89,749,325	148,362,232	—	—	11,032,771
GMO Quality Fund, Class VI	851,695,924	79,507,946	896,986,741	8,441,682	—	44,540,361
GMO Special Situations Fund, Class VI	148,674,177	9,445,979	146,946,136	—	—	7,169,211
GMO Strategic Fixed Income Fund, Class VI	417,114,334	30,522,730	450,772,882	—	—	18,617,554
GMO World Opportunity Overlay Fund	22,044,262	—	20,920,476	—	—	1,237,343

Totals	$3,139,372,319	$593,981,631	$3,575,341,086	$10,020,855	$37,417,947	$162,794,712

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the Fund and the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.8% of net assets. The Fund and the underlying funds classify such securities (levels defined below) as Level 3.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	39.5%
Futures Contracts	0.1%
Swap Agreements	1.0%
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 1.2% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using quoted prices. The Fund valued certain other debt securities by using a specified spread above the LIBOR rate.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:
ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$162,794,712	$—	$—	$162,794,712
Debt Obligations
Asset-Backed Securities	—	156,475	15,994	172,469
U.S. Government Agency	—	—	49,986	49,986

TOTAL DEBT OBLIGATIONS	—	156,475	65,980	222,455

Short-Term Investments	12,686	—	—	12,686

Total Investments	162,807,398	156,475	65,980	163,029,853

Total	$162,807,398	$156,475	$65,980	$163,029,853

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 5.4% and (0.1)% of total net assets, respectively.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
						Change in			Balances	Investments
	Balances as			Accrued	Total	Unrealized	Transfers	Transfers	as of	Held as of
	of February			Discounts/	Realized	Appreciation	into	out of	November	November
	28, 2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*	30, 2011	30,2011
Debt Obligations
Asset-Backed Securities	$21,992,549	$—	$(21,265,322)	$101,703	$1,082,690	$(1,895,626)	$—	$—	$15,994	$(1,077)
U.S. Government Agency	167,552	—	(118,269)	(133)	446	390	—	—	$49,986	657

Total Debt Obligations	22,160,101	—	(21,383,591)	101,570	1,083,136	(1,895,236)	—	—	65,980	(420)

Total	$22,160,101	$—	$(21,383,591)	$101,570	$1,083,136	$(1,895,236)	$—	$—	$65,980	$(420)

*	The fund accounts for investments transferred into Level 3 at the value at the beginning of the period and transfers out of Level 3 at the value at the end of the period.

Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.
• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalization.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.
• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.
• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-

backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.
The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.
Derivative financial instruments
At November 30, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.
Subsequent events
On January 1, 2012, the Fund instituted a fee arrangement pursuant to which Class III shares of the Fund pay the Manager a 0.65% management fee and a 0.15% shareholder service fee.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Benchmark-Free Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
| |
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
25,570,956	GMO Alpha Only Fund, Class IV	636,461,095
1,360,461	GMO Alternative Asset Opportunity Fund	40,351,269
23,159,675	GMO Currency Hedged International Equity Fund, Class III	486,353,174
952,678	GMO Debt Opportunities Fund, Class VI	23,702,634
6,176,520	GMO Emerging Country Debt Fund, Class IV	58,491,649
28,523,466	GMO Emerging Markets Fund, Class VI	333,439,316
12,304,236	GMO Flexible Equities Fund, Class VI	210,894,599
40,521,686	GMO Quality Fund, Class VI	884,993,618
5,324,963	GMO Special Situations Fund, Class VI	140,792,009
22,400,886	GMO Strategic Fixed Income Fund, Class VI	381,263,081
919,464	GMO World Opportunity Overlay Fund	21,699,355

	TOTAL MUTUAL FUNDS (COST $3,216,263,706)	3,218,441,799

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
56,610	State Street Eurodollar Time Deposit, 0.01%, due 12/1/11	56,610

	TOTAL SHORT-TERM INVESTMENTS (COST $56,610)	56,610

	TOTAL INVESTMENTS — 100.0% (Cost $3,216,320,316)	3,218,498,409

	Other Assets and Liabilities (net) — (0.0%)	(82,423)

	TOTAL NET ASSETS — 100.0%	$3,218,415,986

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$3,216,320,316	$62,921,132	$(60,743,039)	$2,178,093
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Alpha Only Fund, Class IV	$—	$875,909,533	$256,088,549	$—	$—	$636,461,095
GMO Alternative Asset Opportunity Fund	—	41,667,279	—	—	—	40,351,269
GMO Asset Allocation Bond Fund, Class VI	—	251,967,993	249,306,832	2,449,871	—	—
GMO Currency Hedged International Equity Fund, Class III	—	491,405,563	—	—	—	486,353,174
GMO Debt Opportunities Fund, Class VI	—	23,750,000	—	—	—	23,702,634
GMO Emerging Country Debt Fund, Class IV	—	59,154,781	—	217,065	—	58,491,649
GMO Emerging Markets Fund, Class VI	—	374,498,695	1,429,284	134,530	65,834	333,439,316
GMO Flexible Equities Fund, Class VI	—	222,074,091	—	—	—	210,894,599
GMO Quality Fund, Class VI	—	848,133,970	672,591	5,354,206	—	884,993,618
GMO Special Situations Fund, Class VI	—	143,718,849	—	—	—	140,792,009
GMO Strategic Fixed Income Fund, Class VI	—	441,971,273	84,511,567	—	—	381,263,081
GMO World Opportunity Overlay Fund	—	20,918,725	—	—	—	21,699,355

Totals	$—	$3,795,170,752	$592,008,823	$8,155,672	$65,834	$3,218,441,799

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.8% of net assets. The Fund and the underlying funds classify such securities (levels defined below) as Level 3.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	39.4%
Futures Contracts	0.1%
Swap Agreements	1.0%
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 1.1% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 – Valuations based on quoted prices for identical securities in active markets.
Level 2 – Valuations determined using other significant direct or indirect observable inputs.
Level 3 – Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$3,218,441,799	$—	$—	$3,218,441,799
Short-Term Investments	56,610	—	—	56,610

Total Investments	3,218,498,409	—	—	3,218,498,409

Total	$3,218,498,409	$—	$—	$3,218,498,409

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 5.3% and (0.1)% of total net assets, respectively.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at November 30, 2011, whose fair value was categorized using Level 3 inputs.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk – Equity Securities – The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Foreign Investment Risk – The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Market Risk – Fixed Income Securities – Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.
• Market Risk – Asset-Backed Securities – Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.
• Smaller Company Risk – Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalization.
• Liquidity Risk – Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Currency Risk – Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.
• Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
• Management and Operational Risk – The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.
• Counterparty Risk – The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Commodities Risk – To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.
• Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Real Estate Risk – To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.
• Short Sales Risk – The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.
• Focused Investment Risk – Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.
• Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk – To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.
The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.
Derivative financial instruments
At November 30, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Core Plus Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 46.3%

		Australia — 0.2%

		Asset-Backed Securities
USD	170,411	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.47%, due 04/19/38	163,751
USD	241,147	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.52%, due 05/10/36	232,509

		Total Australia	396,260

		United Kingdom — 0.2%

		Asset-Backed Securities
USD	493,644	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.50%, due 01/13/39	437,359
USD	28,821	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.33%, due 12/20/54	27,610
USD	150,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.48%, due 10/15/33	149,235

		Total United Kingdom	614,204

		United States — 45.9%

		Asset-Backed Securities — 2.7%
USD	293,914	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.46%, due 05/25/37	14,696
USD	104,140	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.29%, due 10/06/13	103,880
USD	1,020,265	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 07/25/36	264,950
USD	102,563	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.37%, due 09/25/36	30,000
USD	858,523	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 06/25/36	225,899
USD	132,754	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.65%, due 01/25/36	83,635
USD	500,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.50%, due 09/15/17	500,825
USD	300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.67%, due 01/25/24	292,500
USD	428,691	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.71%, due 06/28/19	394,395
USD	132,689	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.10%, due 11/10/14	133,020
USD	633,335	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.42%, due 04/25/36	376,043
USD	383,994	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.45%, due 05/25/36	205,737
USD	95,080	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.42%, due 08/25/36	26,622
USD	776,581	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.49%, due 11/15/33	636,796
USD	800,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .57%, 1.32%, due 03/06/20	792,000
USD	155,556	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.41%, due 03/25/36	54,445
USD	700,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 06/25/36	210,000
USD	500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.49%, due 02/25/37	105,000
USD	36,862	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.40%, due 08/25/23	35,756
USD	14,299	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.37%, due 04/25/37	14,196
USD	55,326	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.55%, due 12/25/32	16,044
USD	100,421	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.45%, due 11/25/35	90,971
USD	261,468	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 05/20/18	258,774
USD	136,777	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.38%, due 09/15/22	136,436

USD	39,152	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.84%, due 11/25/35	30,245
USD	296,211	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.45%, due 07/14/14	297,653
USD	517,441	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.40%, due 03/20/14	519,195
USD	400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.38%, due 02/15/17	396,876

			6,246,589

		Corporate Debt — 0.5%
USD	210,000	CIT Group, Inc., 144A, 7.00%, due 05/04/15	209,475
USD	350,000	CIT Group, Inc., 144A, 7.00%, due 05/02/16	343,700
USD	490,000	CIT Group, Inc., 144A, 7.00%, due 05/02/17	481,425

			1,034,600

		U.S. Government — 33.7%
USD	14,281,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25(a)	6,997,801
USD	18,895,214	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12(b)(c)	18,958,683
USD	30,000,000	U.S. Treasury Note, 2.50%, due 03/31/15(b)	31,989,840
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/12(d)	10,078,659
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 08/15/12(d)	10,020,947

			78,045,930

		U.S. Government Agency — 9.0%
USD	20,000,000	Federal National Mortage Assoc.,TBA, 4.00%, due 02/01/40	20,825,000

		Total United States	106,152,119

		TOTAL DEBT OBLIGATIONS (COST $104,703,068)	107,162,583

Shares	Description	Value ($)

	MUTUAL FUNDS — 62.0%

	United States — 62.0%

	Affiliated Issuers
854,029	GMO Emerging Country Debt Fund, Class IV	8,087,653
7,417,054	GMO Short-Duration Collateral Fund	49,026,728
93,858	GMO Special Purpose Holding Fund(e)	36,604
1,533,857	GMO U.S. Treasury Fund	38,361,760
2,030,456	GMO World Opportunity Overlay Fund	47,918,767

	Total United States	143,431,512

	TOTAL MUTUAL FUNDS (COST $148,632,765)	143,431,512

	SHORT-TERM INVESTMENTS — 0.7%

	Money Market Funds — 0.1%
264,081	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00%(f)	264,081
	U.S. Government — 0.6%
1,300,000	U.S. Treasury Bill, 0.10%, due 10/18/12 (b)(g)	1,298,838

	TOTAL SHORT-TERM INVESTMENTS (COST $1,562,825)	1,562,919

	TOTAL INVESTMENTS — 109.0% (Cost $254,898,658)	252,157,014
	Other Assets and Liabilities (net) — (9.0%)	(20,772,312)

	TOTAL NET ASSETS — 100.0%	$231,384,702

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Forward Currency Contracts

						Net Unrealized
Settlement						Appreciation
Date		Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys	†
12/06/11		Barclays Bank PLC	AUD	1,700,000	$1,747,466	$(7,040)
12/06/11		Citibank N.A.	AUD	300,000	308,376	(4,512)
12/06/11		Credit Suisse International	AUD	1,900,000	1,953,050	91,088
12/06/11		Deutsche Bank AG	AUD	12,100,000	12,437,847	637,787
12/06/11		Royal Bank of Scotland PLC	AUD	700,000	719,545	6,528
12/13/11		Barclays Bank PLC	CAD	900,000	882,135	(22,028)
12/13/11		Citibank N.A.	CAD	800,000	784,120	(19,957)
12/13/11		Credit Suisse International	CAD	5,100,000	4,998,766	(23,682)
12/13/11		Deutsche Bank AG	CAD	5,800,000	5,684,871	36,380
12/13/11		Royal Bank of Scotland PLC	CAD	3,800,000	3,724,571	(61,193)
1/31/12		Deutsche Bank AG	CHF	600,000	657,851	2,178
2/07/12		Citibank N.A.	EUR	300,000	403,371	(2,073)
2/07/12		Credit Suisse International	EUR	1,700,000	2,285,769	16,915
1/10/12		Citibank N.A.	GBP	1,200,000	1,882,017	(40,153)
1/10/12		Credit Suisse International	GBP	3,800,000	5,959,720	(89,982)
1/10/12		Deutsche Bank AG	GBP	700,000	1,097,843	(24,257)
1/10/12		Royal Bank of Scotland PLC	GBP	1,200,000	1,882,017	(13,137)
2/14/12		Credit Suisse International	JPY	210,000,000	2,711,864	2,291
2/21/12		Deutsche Bank AG	NOK	29,000,000	5,003,329	59,586
2/21/12		Royal Bank of Scotland PLC	NOK	5,100,000	879,896	13,689
1/24/12		Credit Suisse International	NZD	1,500,000	1,166,913	(10,137)
12/20/11		Barclays Bank PLC	SEK	14,700,000	2,170,368	(44,155)

12/20/11		Citibank N.A.	SEK	10,600,000	1,565,027	(9,463)
12/20/11		Credit Suisse International	SEK	18,400,000	2,716,651	54,014
12/20/11		Deutsche Bank AG	SEK	12,400,000	1,830,786	(106,909)

					$65,454,169	$441,778

Sales	#
12/06/11		Citibank N.A.	AUD	1,500,000	$1,541,882	$10,645
12/06/11		Credit Suisse International	AUD	3,800,000	3,906,101	(30,735)
12/06/11		Deutsche Bank AG	AUD	1,600,000	1,644,674	(14,274)
12/06/11		Royal Bank of Scotland PLC	AUD	1,900,000	1,953,051	(95,550)
12/13/11		Citibank N.A.	CAD	1,200,000	1,176,180	5,108
12/13/11		Credit Suisse International	CAD	1,400,000	1,372,210	(52,452)
12/13/11		Deutsche Bank AG	CAD	16,900,000	16,564,538	(256,915)
1/31/12		Barclays Bank PLC	CHF	1,100,000	1,206,061	17,916
1/31/12		Credit Suisse International	CHF	5,300,000	5,811,021	153,080
1/31/12		Royal Bank of Scotland PLC	CHF	2,200,000	2,412,122	41,182
2/07/12		Citibank N.A.	EUR	900,000	1,210,113	1,602
2/07/12		Deutsche Bank AG	EUR	10,800,000	14,521,358	182,842
1/10/12		Citibank N.A.	GBP	1,500,000	2,352,521	(17,621)
1/10/12		Credit Suisse International	GBP	3,200,000	5,018,711	(24,037)
1/10/12		Deutsche Bank AG	GBP	500,000	784,174	6,026
1/10/12		Royal Bank of Scotland PLC	GBP	700,000	1,097,843	5,031
2/14/12		Barclays Bank PLC	JPY	70,000,000	903,955	7,884
2/14/12		Citibank N.A.	JPY	110,000,000	1,420,500	982
2/14/12		Credit Suisse International	JPY	130,000,000	1,678,773	15,546
2/14/12		Deutsche Bank AG	JPY	500,000,000	6,456,818	50,210
2/14/12		Royal Bank of Scotland PLC	JPY	120,000,000	1,549,636	12,335
1/24/12		Citibank N.A.	NZD	600,000	466,765	(13,705)
1/24/12		Deutsche Bank AG	NZD	1,000,000	777,942	10,108
1/24/12		Royal Bank of Scotland PLC	NZD	1,000,000	777,942	(19,732)
12/20/11		Barclays Bank PLC	SEK	9,000,000	1,328,797	500
12/20/11		Credit Suisse International	SEK	42,000,000	6,201,050	300,175

					$84,134,738	$296,151

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

Futures Contracts

				Net Unrealized
Number of		Expiration		Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
95	Euro Bund	December 2011	$17,082,318	$(365,359)
4	Japanese Government Bond 10 Yr. (TSE)	December 2011	7,311,501	(55,355)
75	U.S. Treasury Note 10 Yr. (CBT)	March 2012	9,700,781	(91,629)

			$34,094,600	$(512,343)

Sales
69	Australian Government Bond 10 Yr.	December 2011	$8,278,555	$(181,976)
40	Canadian Government Bond 10 Yr.	March 2012	5,177,509	(27,456)
2	Euro BOBL	December 2011	329,556	(180)
2	Euro SCHATZ	December 2011	296,178	(631)
12	U.S. Treasury Bond 30 Yr. (CBT)	March 2012	1,696,500	15,339
83	U.S. Treasury Note 2 Yr. (CBT)	March 2012	18,301,500	(5,436)
31	U.S. Treasury Note 5 Yr. (CBT)	March 2012	3,801,860	4,751
65	UK Gilt Long Bond	March 2012	11,574,564	129,105

			$49,456,222	$(66,484)

Swap Agreements
Credit Default Swaps

Maximum Potential
					Implied		Amount of Future	Net Unrealized
Notional	Expiration		Receive	Annual	Credit	Reference	Payments by the Fund	Appreciation/
Amount	Date	Counterparty	(Pay)^	Premium	Spread (1)	Entity	Under the Contract (2)	(Depreciation)
2,000,000 USD	12/20/2013	Barclays Bank PLC	Receive	0.25%	5.45%	SLM Corp.	2,000,000 USD	$(196,502)

							Premiums to (Pay) Receive	$—

^	Receive — Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(Pay) — Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

						Net Unrealized
Notional	Expiration		Receive			Appreciation/
Amount	Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	(Depreciation)
3,700,000 CHF	3/21/2022	Citibank N.A.	Receive	1.80%	6 Month CHF LIBOR	$132,453
4,600,000 CHF	3/21/2022	Deutsche Bank AG	Receive	1.80%	6 Month CHF LIBOR	164,671
3,900,000 CHF	3/21/2022	Barclays Bank PLC	Receive	1.80%	6 Month CHF LIBOR	139,612
40,400,000 SEK	3/21/2022	JPMorgan Chase Bank, N.A.	(Pay)	2.90%	3 Month SEK STIBOR	(271,431)
57,100,000 SEK	3/21/2022	Barclays Bank PLC	(Pay)	2.90%	3 Month SEK STIBOR	(383,631)

						$(218,326)

					Premiums to (Pay) Receive	$93,846

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
Total Return Swaps

Net Unrealized
Notional	Expiration				Appreciation/
Amount	Date	Counterparty	Fund Pays	Fund Receives	(Depreciation)
175,000,000 USD	2/17/2012	Merrill Lynch Capital Services, Inc.	1 month LIBOR minus 0.15%	Lehman Aggregate Total Return Index	$(410,153)

				Premiums to (Pay) Receive	$—

As of November 30, 2011 for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.
Notes to Schedule of Investments:
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.
FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FSA — Insured as to the payment of principal and interest by Financial Security Assurance.
LIBOR — London Interbank Offered Rate
MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.
SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.
TBA — To Be Announced — Delayed Delivery Security
XL — Insured as to the payment of principal and interest by XL Capital Assurance.
The rates shown on variable rate notes are the current interest rates at November 30, 2011, which are subject to change based on the terms of the security.
(a)	Security is backed by the U.S. Government.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any. (Note 4).

(c)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(e)	Underlying investment represents interests in defaulted claims. See “Other matters” for additional information.

(f)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.

(g)	Rate shown represents yield-to-maturity.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
EUR — Euro
GBP — British Pound
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
USD — United States Dollar

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$280,404,549	$4,952,485	$(33,200,020)	$(28,247,535)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Returm of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Emerging Country Debt Fund, Class IV	$7,081,912	$1,124,659	$400,000	$94,659	$—	$—	$8,087,653
GMO Short-Duration Collateral Fund	76,989,022	—	—	583,195	—	25,686,857	49,026,728
GMO Special Purpose Holding Fund	46,929	—	—	—	—	—	36,604
GMO U.S. Treasury Fund	7,570,707	58,587,844	27,800,000	6,608	1,236	—	38,361,760
GMO World Opportunity Overlay Fund	47,034,438	2,150,000	3,175,000	—	—	—	47,918,767

Totals	$138,723,008	$61,862,503	$31,375,000	$684,462	$1,236	$25,686,857	$143,431,512

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through November 30, 2011 for tax purposes. The actual tax characterization of distributions paid by the underlying funds will be determined through the fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 9.8% of net assets. The Fund and the underlying funds classify such securities (levels defined below) as Level 3. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 7.8% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using quoted prices. The Fund also valued certain other debt securities by using an estimated specified spread above the LIBOR rate or U.S. Treasury yield.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$557,010	$6,700,043	$7,257,053
Corporate Debt	—	1,034,600	—	1,034,600
U.S. Government	31,989,840	25,956,484	20,099,606	78,045,930
U.S. Government Agency	—	20,825,000	—	20,825,000

TOTAL DEBT OBLIGATIONS	31,989,840	48,373,094	26,799,649	107,162,583

Mutual Funds	143,394,908	36,604	—	143,431,512
Short-Term Investments	1,562,919	—	—	1,562,919

Total Investments	176,947,667	48,409,698	26,799,649	252,157,014

Derivatives*
Forward Currency Contracts
Foreign Currency risk	—	1,741,628	—	1,741,628
Futures Contracts
Interest Rate risk	149,195	—	—	149,195
Swap Agreements
Interest Rate risk	—	436,736	—	436,736

Total	$177,096,862	$50,588,062	$26,799,649	$254,484,573

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign Currency risk	$—	$(1,003,699)	$—	$(1,003,699)
Futures Contracts
Interest Rate risk	(728,022)	—	—	(728,022)
Swap Agreements
Credit risk	—	(196,502)	—	(196,502)
Interest Rate risk	—	(1,065,215)	—	(1,065,215)

Total	$(728,022)	$(2,265,416)	$—	$(2,993,438)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 33.5% and (0.1)% of total net assets, respectively.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
						Change in				Investments Still
	Balances as of			Accrued		Unrealized			Balances as of	Held as of
	February 28,			Discounts/	Total Realized	Appreciation	Transfers into	Transfers out of	November 30,	November 30,
	2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	level 3 *	level 3 *	2011	2011
Debt Obligations
Asset Backed Securities	$9,187,027	$—	$(1,897,778)	$107,138	$253,386	$(949,730)	$—	$—	$6,700,043	$(919,037)
U.S Government	19,856,848	—	—	961,293	—	(718,535)	—	—	20,099,606	(718,535)

Total	$29,043,875	$—	$(1,897,778)	$1,068,431	$253,386	$(1,668,265)	$—	$—	$26,799,649	$(1,637,572)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash and cash equivalents is maintained with the custodian in an amount at least equal to these commitments. Delayed delivery commitments outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended November 30, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may or may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.
The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended November 30, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to adjust exposure to certain markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2011, the Fund used purchased option contracts to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk. The Fund had no purchased options contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended November 30, 2011, the Fund used written option contracts to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended November 30, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal			Principal
	Amount of	Number of		Amount of	Number of
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	(18,200,000)	—	$(358,868)	—	—	$—
Options written	—	—	—	—	—	—
Options exercised	18,200,000	—	358,868	—	—	—
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used swap agreements to adjust interest rate exposure and adjust exposure to certain markets, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$1,741,628	$—	$—	$—	$1,741,628
Unrealized appreciation on futures contracts*	149,195	—	—	—	—	149,195
Unrealized appreciation on swap agreements	436,736	—	—	—	—	436,736

Total	$585,931	$1,741,628	$—	$—	$—	$2,327,559

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(1,003,699)	—	—	—	$(1,003,699)
Unrealized depreciation on futures contracts*	(728,022)	—	—	—	—	(728,022)
Unrealized depreciation on swap agreements	(1,065,215)	—	(196,502)	—	—	(1,261,717)

Total	$(1,793,237)	$(1,003,699)	$(196,502)	$—	$—	$(2,993,438)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), notional amounts (swap agreements), or principal amounts (options) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements	Options
Average amount outstanding	$115,604,669	$141,462,660	$264,476,201	$8,616,483

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Par Value/Shares		Description	Value ($)

		DEBT OBLIGATIONS — 35.5%

		Canada — 3.2%

		Foreign Government Obligations — 3.2%
CAD	2,000,000	Government of Canada, 3.50%, due 06/01/20	2,182,401

		France — 6.5%

		Foreign Government Obligations — 6.5%
EUR	3,300,000	Government of France, 4.00%, due 10/25/38	4,452,699

		Germany — 6.3%

		Foreign Government Obligations — 6.3%
EUR	2,500,000	Republic of Deutschland, 4.75%, due 07/04/34(a)	4,274,980

		Italy — 4.6%

		Foreign Government Obligations — 4.6%
EUR	3,100,000	Italy Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	3,135,348

		Netherlands — 1.1%

		Foreign Government Obligations — 1.1%
EUR	500,000	Netherlands Government Bond, 3.75%, due 01/15/42	770,236

		Spain — 2.9%

		Foreign Government Obligations — 2.9%
EUR	1,900,000	Government of Spain, 4.70%, due 07/30/41	1,970,836

		United Kingdom — 5.2%

		Foreign Government Obligations — 5.2%
GBP	2,000,000	United Kingdom Gilt, 3.75%, due 09/07/19	3,540,695

		United States — 5.7%

		U.S. Government — 5.7%
USD	3,913,210	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12(a)(b)	3,926,355

		TOTAL DEBT OBLIGATIONS (COST $23,156,613)	24,253,550

		MUTUAL FUNDS — 63.0%

		United States — 63.0%

		Affiliated Issuers — 63.0%
	253,387	GMO Emerging Country Debt Fund, Class IV	2,399,577
	2,683,050	GMO Short-Duration Collateral Fund	17,734,963
	5,496	GMO Special Purpose Holding Fund(c)	2,143
	352,464	GMO U.S. Treasury Fund	8,815,122
	599,715	GMO World Opportunity Overlay Fund	14,153,284

		Total United States	43,105,089

		TOTAL MUTUAL FUNDS (COST $44,317,664)	43,105,089

Shares/Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.4%

		Money Market Funds — 0.5%
	356,735	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00%(d)	356,735

		U.S. Government — 0.9%
USD	625,000	U.S. Treasury Bill, 0.10%, due 10/18/12 (a)(e)	624,441

		TOTAL SHORT-TERM INVESTMENTS (COST $981,131)	981,176

		TOTAL INVESTMENTS — 99.9%
		(Cost $68,455,408)	68,339,815

		Other Assets and Liabilities (net) — 0.1%	54,159

		TOTAL NET ASSETS — 100.0%	$68,393,974

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Forward Currency Contracts

Settlement					Net Unrealized Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
12/06/11	Barclays Bank PLC	AUD	400,000	$411,169	$(1,472)
12/06/11	Citibank N.A.	AUD	200,000	205,584	(3,008)
12/06/11	Credit Suisse International	AUD	200,000	205,584	9,588
12/06/11	Deutsche Bank AG	AUD	3,900,000	4,008,893	206,202
12/06/11	Royal Bank of Scotland PLC	AUD	200,000	205,584	1,865
12/13/11	Barclays Bank PLC	CAD	200,000	196,030	(4,895)
12/13/11	Citibank N.A.	CAD	300,000	294,045	(7,484)
12/13/11	Credit Suisse International	CAD	1,400,000	1,372,210	(5,597)
12/13/11	Deutsche Bank AG	CAD	1,700,000	1,666,255	11,153
12/13/11	Royal Bank of Scotland PLC	CAD	1,300,000	1,274,195	(17,826)
1/31/12	Deutsche Bank AG	CHF	200,000	219,284	726
2/07/12	Citibank N.A.	EUR	200,000	268,914	(1,382)
2/07/12	Credit Suisse International	EUR	500,000	672,285	4,975
1/10/12	Citibank N.A.	GBP	300,000	470,504	(10,323)
1/10/12	Credit Suisse International	GBP	900,000	1,411,513	(30,599)
1/10/12	Deutsche Bank AG	GBP	200,000	313,669	(6,931)
1/10/12	Royal Bank of Scotland PLC	GBP	300,000	470,504	(6,974)
2/14/12	Credit Suisse International	JPY	60,000,000	774,818	655
2/21/12	Deutsche Bank AG	NOK	8,600,000	1,483,746	17,670
2/21/12	Royal Bank of Scotland PLC	NOK	1,400,000	241,540	3,758
1/24/12	Credit Suisse International	NZD	400,000	311,177	(2,703)
12/20/11	Barclays Bank PLC	SEK	4,300,000	634,869	(12,765)
12/20/11	Citibank N.A.	SEK	3,100,000	457,697	(2,749)
12/20/11	Credit Suisse International	SEK	6,300,000	930,158	18,260

12/20/11	Deutsche Bank AG	SEK	3,600,000	531,519	(31,165)

				$19,031,746	$128,979

Sales #
12/06/11	Citibank N.A.	AUD	400,000	$411,168	$4,961
12/06/11	Credit Suisse International	AUD	1,200,000	1,233,505	(11,071)
12/06/11	Deutsche Bank AG	AUD	500,000	513,961	(4,461)
12/06/11	Royal Bank of Scotland PLC	AUD	500,000	513,961	(24,041)
12/13/11	Citibank N.A.	CAD	400,000	392,060	1,703
12/13/11	Credit Suisse International	CAD	100,000	98,015	(3,747)
12/13/11	Deutsche Bank AG	CAD	7,600,000	7,449,141	(123,044)
1/31/12	Barclays Bank PLC	CHF	300,000	328,926	4,886
1/31/12	Credit Suisse International	CHF	1,600,000	1,754,271	42,973
1/31/12	Royal Bank of Scotland PLC	CHF	700,000	767,493	13,103
2/07/12	Citibank N.A.	EUR	100,000	134,457	178
2/07/12	Deutsche Bank AG	EUR	14,300,000	19,227,354	242,096
1/10/12	Citibank N.A.	GBP	400,000	627,339	(4,699)
1/10/12	Credit Suisse International	GBP	3,000,000	4,705,042	(56,610)
1/10/12	Deutsche Bank AG	GBP	100,000	156,835	1,205
1/10/12	Royal Bank of Scotland PLC	GBP	200,000	313,669	1,438
2/14/12	Barclays Bank PLC	JPY	20,000,000	258,273	2,253
2/14/12	Citibank N.A.	JPY	30,000,000	387,409	268
2/14/12	Credit Suisse International	JPY	40,000,000	516,545	4,783
2/14/12	Deutsche Bank AG	JPY	150,000,000	1,937,045	15,063
2/14/12	Royal Bank of Scotland PLC	JPY	30,000,000	387,409	3,084
1/24/12	Citibank N.A.	NZD	200,000	155,588	(4,568)
1/24/12	Deutsche Bank AG	NZD	300,000	233,383	3,032
1/24/12	Royal Bank of Scotland PLC	NZD	200,000	155,588	(3,946)
12/20/11	Barclays Bank PLC	SEK	2,600,000	383,875	144
12/20/11	Credit Suisse International	SEK	13,200,000	1,948,902	96,124

				$44,991,214	$201,107

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

Futures Contracts

				Net Unrealized
Number of		Expiration		Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
11	Australian Government Bond 3 Yr.	December 2011	$1,222,846	$12,678
82	Euro BOBL	December 2011	13,511,786	4,457
25	Euro Bund	December 2011	4,495,347	(119,052)
44	Euro SCHATZ	December 2011	6,515,921	19,098
1	Japanese Government Bond 10 Yr. (TSE)	December 2011	1,827,875	(15,223)
2	U.S. Treasury Note 2 Yr. (CBT)	March 2012	441,000	25
2	U.S. Treasury Note 10 Yr. (CBT)	March 2012	258,688	(2,443)
47	UK Gilt Long Bond	March 2012	8,369,300	(74,575)

			$36,642,763	$(175,035)

Sales
15	Australian Government Bond 10 Yr.	December 2011	$1,799,686	$(39,626)
5	Canadian Government Bond 10 Yr.	March 2012	647,189	(3,908)
3	U.S. Treasury Bond 30 Yr. (CBT)	March 2012	424,125	11,382

			$2,871,000	$(32,152)

Swap Agreements
Credit Default Swaps

								Maximum Potential
						Implied		Amount of Future	Net Unrealized
Notional		Expiration		Receive	Annual	Credit	Reference	Payments by the Fund	Appreciation/
Amount		Date	Counterparty	(Pay)^	Premium	Spread (1)	Entity	Under the Contract (2)	(Depreciation)
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	5.01%	Republic of Italy	NA	$930,266
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	4.75%	Republic of Italy	10,000,000 USD	(1,629,036)

									$(698,770)

Premiums to (Pay) Receive									$—

^	Receive — Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(Pay) — Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

						Net Unrealized
Notional	Expiration		Receive			Appreciation/
Amount	Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	(Depreciation)
1,300,000 CHF	3/21/2022	Citibank N.A.	Receive	1.80%	6 Month CHF LIBOR	$46,537
1,500,000 CHF	3/21/2022	Deutsche Bank AG	Receive	1.80%	6 Month CHF LIBOR	53,697
1,200,000 CHF	3/21/2022	Barclays Bank PLC	Receive	1.80%	6 Month CHF LIBOR	42,958
15,000,000 EUR	6/29/2013	Merrill Lynch Capital Services	Receive	2.02%	3 Month EUR LIBOR	185,933
13,000,000 SEK	3/21/2022	JPMorgan Chase Bank, N.A.	(Pay)	2.90%	3 Month SEK STIBOR	(87,341)
12,000,000 SEK	3/21/2022	Barclays Bank PLC	(Pay)	2.90%	3 Month SEK STIBOR	(80,623)

						$161,161

					Premiums to (Pay) Receive	$26,426

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.

EUR LIBOR — London Interbank Offered Rate denominated in Euros.

SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	Underlying investment represents interests in defaulted claims. See “Other Matters” for additional information.

(d)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.

(e)	Rate shown represents yield-to-maturity.
Currency Abbreviations:
AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

USD — United States Dollar

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$75,697,825	$2,224,998	$(9,583,008)	$(7,358,010)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Emerging Country Debt Fund, Class IV	$2,089,035	$632,923	$390,000	$27,923	$—	$—	$2,399,577
GMO Short-Duration Collateral Fund	27,850,062	—	—	210,965	—	9,291,982	17,734,963
GMO Special Purpose Holding Fund	2,748	—	—	—	—	—	2,143
GMO U.S. Treasury Fund	5,008,836	22,153,742	18,350,000	3,293	449	—	8,815,122
GMO World Opportunity Overlay Fund	14,255,462	1,600,000	2,300,000	—	—	—	14,153,284

Totals	$49,206,143	$24,386,665	$21,040,000	$242,181	$449	$9,291,982	$43,105,089

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through November 30, 2011 for tax purposes. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.3% of net assets. The underlying funds classify such securities (levels defined below) as Level 3. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 8.9% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
U.S. Government	$—	$3,926,355	$—	$3,926,355
Foreign Government Obligations	—	20,327,195	—	20,327,195

TOTAL DEBT OBLIGATIONS	—	24,253,550	—	24,253,550

Mutual Funds	43,102,946	2,143	—	43,105,089
Short-Term Investments	981,176	—	—	981,176

Total Investments	44,084,122	24,255,693	—	68,339,815

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	712,146	—	712,146
Futures Contracts
Interest Rate Risk	47,640	—	—	47,640
Swap Agreements
Credit Risk	—	930,266	—	930,266
Interest Rate Risk	—	329,125	—	329,125

Total	$44,131,762	$26,227,230	$—	$70,358,992

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(382,060)	$—	$(382,060)
Futures Contracts
Interest Rate Risk	(254,827)	—	—	(254,827)
Swap Agreements
Credit Risk	—	(1,629,036)	—	(1,629,036)
Interest Rate Risk	—	(167,964)	—	(167,964)

Total	$(254,827)	$(2,179,060)	$—	$(2,433,887)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 25.3% and (0.1)% of total net assets, respectively.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended November 30, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.
• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.
• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may or may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.
The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended November 30, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to adjust interest rate exposure and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2011, the Fund used purchased option contracts to adjust interest rate exposure, to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended November 30, 2011, the Fund used written option contracts to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended November 30, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal			Principal
	Amount of	Number of		Amount of	Number of
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	(8,000,000)	—	$(157,744)	—	—	$—
Options written	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—
Options expired	8,000,000	—	157,744	—	—	—
Options bought back	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$712,146	$—	$—	$—	$712,146
Unrealized appreciation on futures contracts*	47,640	—	—	—	—	47,640
Unrealized appreciation on swap agreements	329,125	—	930,266	—	—	1,259,391

Total	$376,765	$712,146	$930,266	$—	$—	$2,019,177

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(382,060)	$—	$—	$—	$(382,060)
Unrealized depreciation on futures contracts*	(254,827)	—	—	—	—	(254,827)
Unrealized depreciation on swap agreements	(167,964)	—	(1,629,036)	—	—	(1,797,000)

Total	$(422,791)	$(382,060)	$(1,629,036)	$—	$—	$(2,433,887)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), notional amounts (swap agreements), or principal amounts (options) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements	Options
Average amount outstanding	$54,522,151	$49,600,340	$66,652,943	$3,787,465

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares/Par Value		Description	Value ($)

		MUTUAL FUNDS — 98.6%

		United States — 98.6%

		Affiliated Issuers
	11,292,804	GMO International Growth Equity Fund, Class IV	241,666,004
	18,564,730	GMO International Intrinsic Value Fund, Class IV	362,012,225

		TOTAL MUTUAL FUNDS (COST $603,538,697)	603,678,229

		SHORT-TERM INVESTMENTS — 1.0%

		Time Deposits — 1.0%

USD	2,000,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 12/01/11	2,000,000
EUR	7,033	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.10%, due 12/01/11	9,430
USD	2,000,000	Citibank (New York) Time Deposit, 0.03%, due 12/01/11	2,000,000
USD	154,731	HSBC Bank (New York) Time Deposit, 0.03%, due 12/01/11	154,731
USD	2,000,000	JPMorgan Chase (New York) Time Deposit, 0.03%, due 12/01/11	2,000,000

		Total Time Deposits	6,164,161

		TOTAL SHORT-TERM INVESTMENTS (COST $6,164,161)	6,164,161

		TOTAL INVESTMENTS — 99.6% (Cost $609,702,858)	609,842,390

		Other Assets and Liabilities (net) — 0.4%	2,708,508

		TOTAL NET ASSETS — 100.0%	$612,550,898

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Forward Currency Contracts

						Net Unrealized
Settlement						Appreciation
Date		Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys	†
12/16/11		JPMorgan Chase Bank, N.A.	EUR	2,308,000	$3,101,579	$(73,234)
12/16/11		Royal Bank of Scotland PLC	EUR	12,536,000	16,846,360	(317,156)
12/16/11		Brown Brothers Harriman & Co.	GBP	2,065,000	3,239,328	(59,580)
12/16/11		State Street Bank and Trust Company	JPY	214,446,000	2,765,830	(12,814)
12/16/11		Morgan Stanley Capital Services Inc.	SGD	2,519,429	1,965,801	(15,303)

					$27,918,898	$(478,087)

Sales	#
12/16/11		Bank of America, N.A.	AUD	8,156,794	$8,373,947	$(98,080)
12/16/11		Barclays Bank PLC	AUD	15,106,904	15,509,086	(277,323)
12/16/11		JPMorgan Chase Bank, N.A.	AUD	10,646,477	10,929,911	(581,426)
12/16/11		Morgan Stanley Capital Services Inc.	AUD	4,585,677	4,707,759	(69,805)
12/16/11		Royal Bank of Scotland PLC	AUD	6,715,716	6,894,504	(136,405)
12/16/11		State Street Bank and Trust Company	AUD	4,607,576	4,730,241	(68,986)
12/16/11		Bank of America, N.A.	CAD	1,736,750	1,702,140	3,360
12/16/11		Barclays Bank PLC	CAD	3,216,000	3,151,912	2,292
12/16/11		Deutsche Bank AG	CAD	2,161,000	2,117,936	(4,489)
12/16/11		Royal Bank of Scotland PLC	CAD	1,719,249	1,684,988	(6,885)
12/16/11		State Street Bank and Trust Company	CAD	3,283,000	3,217,577	(54,597)
12/16/11		Bank of New York Mellon	CHF	3,799,379	4,160,115	48,930
12/16/11		Barclays Bank PLC	CHF	5,196,967	5,690,399	68,333
12/16/11		Brown Brothers Harriman & Co.	CHF	11,722,497	12,835,502	(35,041)

12/16/11	Deutsche Bank AG	CHF	9,754,433	10,680,578	148,897
12/16/11	JPMorgan Chase Bank, N.A.	CHF	7,313,575	8,007,970	106,819
12/16/11	Morgan Stanley Capital Services Inc.	CHF	6,690,116	7,325,316	80,916
12/16/11	Royal Bank of Scotland PLC	CHF	2,619,000	2,867,664	17,438
12/16/11	State Street Bank and Trust Company	CHF	3,784,000	4,143,276	52,079
12/16/11	Bank of New York Mellon	DKK	23,630,000	4,270,632	65,929
12/16/11	Brown Brothers Harriman & Co.	DKK	20,808,155	3,760,642	61,576
12/16/11	JPMorgan Chase Bank, N.A.	DKK	18,116,000	3,274,091	57,174
12/16/11	Morgan Stanley Capital Services Inc.	DKK	21,090,000	3,811,580	65,301
12/16/11	Royal Bank of Scotland PLC	DKK	26,622,000	4,811,374	(16,732)
12/16/11	State Street Bank and Trust Company	DKK	16,476,000	2,977,695	49,058
12/16/11	Bank of America, N.A.	EUR	11,812,312	15,873,840	323,296
12/16/11	Bank of New York Mellon	EUR	7,817,983	10,506,107	194,988
12/16/11	Barclays Bank PLC	EUR	16,229,535	21,809,875	142,044
12/16/11	Brown Brothers Harriman & Co.	EUR	8,731,571	11,733,822	204,680
12/16/11	JPMorgan Chase Bank, N.A.	EUR	15,708,607	21,109,832	399,367
12/16/11	Morgan Stanley Capital Services Inc.	EUR	12,466,375	16,752,795	296,555
12/16/11	Royal Bank of Scotland PLC	EUR	26,283,068	35,320,200	527,561
12/16/11	State Street Bank and Trust Company	EUR	11,679,244	15,695,018	504,440
12/16/11	Bank of America, N.A.	GBP	8,040,133	12,612,409	(28,161)
12/16/11	Bank of New York Mellon	GBP	5,052,133	7,925,188	(16,478)
12/16/11	Barclays Bank PLC	GBP	5,497,670	8,624,094	(17,601)
12/16/11	Brown Brothers Harriman & Co.	GBP	13,060,000	20,486,981	(279,815)
12/16/11	Deutsche Bank AG	GBP	9,701,416	15,218,433	(44,175)
12/16/11	JPMorgan Chase Bank, N.A.	GBP	7,391,732	11,595,274	133,349
12/16/11	Morgan Stanley Capital Services Inc.	GBP	12,812,586	20,098,868	(35,742)
12/16/11	Royal Bank of Scotland PLC	GBP	5,640,000	8,847,364	(23,612)

12/16/11	State Street Bank and Trust Company	GBP	9,077,000	14,238,923	(55,112)
12/16/11	JPMorgan Chase Bank, N.A.	HKD	74,228,380	9,555,327	(8,080)
12/16/11	Morgan Stanley Capital Services Inc.	HKD	10,690,000	1,376,110	(812)
12/16/11	Bank of America, N.A.	JPY	1,407,000,929	18,146,880	197,474
12/16/11	Bank of New York Mellon	JPY	968,666,160	12,493,431	139,162
12/16/11	Brown Brothers Harriman & Co.	JPY	1,193,276,769	15,390,360	178,786
12/16/11	Deutsche Bank, AG	JPY	2,045,064,280	26,376,341	286,470
12/16/11	Morgan Stanley Capital Services Inc.	JPY	954,196,868	12,306,812	137,800
12/16/11	State Street Bank and Trust Company	JPY	2,370,126,057	30,568,845	327,171
12/16/11	Bank of America, N.A.	NOK	21,030,774	3,638,671	85,405
12/16/11	Barclays Bank PLC	NOK	38,428,750	6,648,808	124,687
12/16/11	Morgan Stanley Capital Services Inc.	NOK	35,940,000	6,218,214	117,376
12/16/11	Royal Bank of Scotland PLC	NOK	21,671,000	3,749,441	(63,291)
12/16/11	JPMorgan Chase Bank, N.A.	NZD	3,111,000	2,426,811	(43,500)
12/16/11	Morgan Stanley Capital Services Inc.	NZD	2,244,000	1,750,487	19,221
12/16/11	State Street Bank and Trust Company	NZD	2,635,000	2,055,496	23,582
12/16/11	Bank of America, N.A.	SEK	15,789,000	2,331,469	33,969
12/16/11	Brown Brothers Harriman & Co.	SEK	12,090,886	1,785,391	19,731
12/16/11	JPMorgan Chase Bank, N.A.	SEK	24,891,000	3,675,509	28,058
12/16/11	Morgan Stanley Capital Services Inc.	SEK	17,442,000	2,575,558	42,311
12/16/11	State Street Bank and Trust Company	SEK	3,724,121	549,919	6,435
12/16/11	Morgan Stanley Capital Services Inc.	SGD	2,774,000	2,164,431	(2,855)

				$575,870,169	$3,353,017

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar
As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$615,556,547	$—	$(5,714,157)	$(5,714,157)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO International Growth Equity Fund, Class IV	$243,215,675	$105,609,127	$91,325,791	$1,180,645	$—	$241,666,004
GMO International Intrinsic Value Fund, Class IV	243,669,947	226,504,506	84,404,601	3,280,660	—	362,012,225

Totals	$486,885,622	$332,113,633	$175,730,392	$4,461,305	$—	$603,678,229

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented less than 0.1% of net assets. The Fund classifies such securities (levels defined below) as Level 3. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	89.4%
Futures Contracts	0.4%
Swap Agreements	(0.0)^

^	Rounds to 0.0%.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds
United States	$603,678,229	$—	$—	$603,678,229

TOTAL MUTUAL FUNDS	603,678,229	—	—	603,678,229

Short-Term Investments	6,164,161	—	—	6,164,161

Total Investments	609,842,390	—	—	609,842,390

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	5,322,020	—	5,322,020

Total	$609,842,390	$5,322,020	$—	$615,164,410

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active
	Markets for	Significant Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(2,447,090)	$—	$(2,447,090)

Total	$—	$(2,447,090)	$—	$(2,447,090)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were less than 0.1% of total net assets.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. The Fund and some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or underlying fund were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund or an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund or an underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged by the Fund or an underlying fund.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Leveraging Risk — The use of derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of investments decline.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2011, the Fund used forward currency contracts to hedge foreign currency exposure in the underlying Funds’ investments relative to the U.S. dollar. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless otherwise adjusted due to the time at which foreign markets close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers (unless otherwise adjusted due to the time at which foreign markets close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$5,322,020	$—	$—	$—	$5,322,020

Total	$—	$5,322,020	$—	$—	$—	$5,322,020

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(2,447,090)	$—	$—	$—	$(2,447,090)

Total	$—	$(2,447,090)	$—	$—	$—	$(2,447,090)

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts) outstanding at each month-end, was as follows for the period ended November 30, 2011:

Forward
Currency
Contracts
Average amount outstanding	$471,453,787

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Debt Opportunities Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 98.6%

	Asset-Backed Securities — 94.5%

	Airlines — 0.5%
1,721,076	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.73%, due 05/15/24	826,117

	Auto Financing — 10.1%
467,809	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.60%, due 07/15/14	469,273
2,910,301	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.90%, due 08/15/13	2,928,025
928,820	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.10%, due 11/10/14	931,142
3,375,000	Ford Credit Floorplan Master Owner Trust, Series 10-3, Class C, 144A, 4.99%, due 02/15/17	3,595,050
61,199	Franklin Auto Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.20%, due 05/20/16	61,260
244,602	Merrill Auto Trust Securitization, Series 08-1, Class A4B, 1 mo. LIBOR + 2.20%, 2.45%, due 04/15/15	245,556
77,819	Merrill Auto Trust Securitization, Series 07-1, Class A4, 1 mo. LIBOR + .06%, 0.31%, due 12/15/13	77,795
3,000,000	Santander Consumer Acquired Receivables Trust, Series 11-WO, Class C, 144A, 3.19%, due 10/15/15	2,985,000
5,000,000	Santander Drive Auto Receivables Trust, Series 10-2, Class C, 3.89%, due 07/17/17	5,075,000
840,841	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.40%, due 03/20/14	843,691

	Total Auto Financing	17,211,792

	Business Loans — 9.0%
466,726	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 0.60%, due 08/16/19	455,058
261,610	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.62%, due 04/25/34	198,824
377,489	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.63%, due 01/25/35	283,117
1,239,041	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.65%, due 01/25/36	780,595
848,649	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.50%, due 07/25/37	534,649
1,000,000	CNH Wholesale Master Note Trust, Series 2011-1A, Class B, 144A, 1 mo. LIBOR + 1.65%, 1.90%, due 12/15/15	998,750
327,052	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.54%, due 05/15/32	289,441
716,844	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.49%, due 11/15/33	587,812
4,500,000	Great America Leasing Receivables, Series 09-1, Class C, 144A, 6.48%, due 12/15/16	4,736,250
1,604,560	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.11%, due 10/25/37	1,283,038
884,322	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 02/25/30	680,539
668,975	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 09/25/30	527,755
2,000,000	Navistar Financial Dealer Note Master Trust, Series 09-1, Class B, 144A, 1 mo. LIBOR + 4.25%, 4.51%, due 10/26/15	2,049,400
2,000,000	Navistar Financial Dealer Note Master Trust, Series 11-1, Class C, 144A, 1 mo. LIBOR + 2.50%, 2.76%, due 10/25/16	2,000,000

	Total Business Loans	15,405,228

	CMBS — 5.6%
1,367,744	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.37%, due 07/15/44	1,350,647
5,100,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.38%, due 12/15/20	4,615,500

696,036	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .39%, 1.14%, due 03/06/20	689,076
800,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .57%, 1.32%, due 03/06/20	792,000
2,222,875	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.34%, due 09/15/21	2,111,732

	Total CMBS	9,558,955

	CMBS Collateralized Debt Obligations — 3.7%
1,499,437	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.30%, due 11/23/52	14,994
896,353	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.71%, due 06/28/19	824,645
1,489,226	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	1,399,872
835,999	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.58%, due 08/26/30	771,209
4,500,988	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.59%, due 05/25/46	3,285,721

	Total CMBS Collateralized Debt Obligations	6,296,441

	Corporate Collateralized Debt Obligations — 2.7%
5,200,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.64%, due 06/20/13	4,580,680

	Credit Cards — 7.8%
4,000,000	Capital One Multi-Asset Execution Trust, Series 03-C3, Class C3, 1 mo. LIBOR + 2.25%, 2.50%, due 07/15/16	4,028,800
5,400,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.50%, due 09/15/17	5,408,910
4,000,000	World Financial Network Credit Card Master Trust, Series 06-A, Class B, 144A, 1 mo. LIBOR + .35%, 0.60%, due 02/15/17	3,918,437

	Total Credit Cards	13,356,147

	Insured Auto Financing — 7.5%
885,191	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.29%, due 10/06/13	882,978
654,310	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, 1 mo. LIBOR + .05%, 0.30%, due 12/06/13	654,297
869,064	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.05%, due 06/06/14	868,616
2,014,016	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.75%, due 03/08/16	2,006,363
3,040,000	Avis Budget Rental Car Funding AESOP LLC Series, 07-02A, Class A, 144A, AMBAC, 1 mo. LIBOR + 14%, 0.39%, due 08/20/13	3,006,156
5,331,795	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.45%, due 07/14/14	5,357,760

	Total Insured Auto Financing	12,776,170

	Insured Business Loans — 0.1%
246,368	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.70%, due 10/25/30	178,617

	Insured High Yield Collateralized Debt Obligations ♣ — 1.0%
1,901,923	Augusta Funding Ltd., Series 10A, Class F1, 144A, CapMAC, 3mo. LIBOR +.25%, 0.62%, due 06/30/17(a)	1,671,714
34,396	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, 3 mo. LIBOR + .46%, 0.87%, due 12/16/15	33,880

	Total Insured High Yield Collateralized Debt Obligations	1,705,594

	Insured Other — 5.8%
5,900,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	5,922,715
1,255,927	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 09/15/41	1,112,820
1,778,421	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 12/15/41	1,582,169
1,239,551	TIB Card Receivables Fund, Series 2005-B,144A, FGIC, 3 mo. LIBOR + .25%, 0.63%, due 01/05/14	991,641
300,000	Toll Road Investment Part II, Series 1999B, 144A, MBIA, Zero Coupon, due 02/15/30	40,599
4,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	262,878

	Total Insured Other	9,912,822

	Insured Residential Asset-Backed Securities (United States) ♦ — 1.0%
782,825	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.68%, due 07/25/34	618,432
240,999	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.64%, due 12/25/33	194,004
70,722	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.59%, due 03/25/34	53,041
1,186,080	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.48%, due 11/25/35	830,256

	Total Insured Residential Asset-Backed Securities (United States)	1,695,733

	Insured Residential Mortgage-Backed Securities (United States) — 0.9%
47,178	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.60%, due 10/25/34	30,147
125,438	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.59%, due 01/25/35	78,398
1,053,463	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 06/15/37	621,543
529,229	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.49%, due 10/25/34	371,307
26,500	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.72%, due 07/25/29	17,840
34,612	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.81%, due 08/15/30	21,380
63,772	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.70%, due 06/25/34	42,089
15,089	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.55%, due 12/25/32	4,376
476,998	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.45%, due 11/25/35	432,113

	Total Insured Residential Mortgage-Backed Securities (United States)	1,619,193

	Insured Time Share — 1.0%
283,257	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 05/20/18	280,338
242,773	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.40%, due 03/20/19	233,821
1,193,971	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.25%, due 09/20/19	1,159,097

	Total Insured Time Share	1,673,256

	Insured Transportation — 0.4%
431,108	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.43%, due 08/18/21	396,620
314,167	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.55%, due 04/17/19	305,527

	Total Insured Transportation	702,147

	Residential Asset-Backed Securities (United States) ♦ — 21.5%
104,471	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.65%, due 01/25/35	81,879
813,469	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.36%, due 07/25/36	760,594
252,094	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.35%, due 06/25/36	229,406
263,483	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.36%, due 08/25/36	243,392
91,202	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .12%, 0.38%, due 09/25/36	18,696
481,157	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.58%, due 09/25/35	84,203
567,865	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.44%, due 03/25/36	469,908
1,462,478	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.42%, due 05/25/36	716,614
2,800,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.44%, due 10/25/36	784,000
1,061,437	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 06/25/36	172,484
1,234,921	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.43%, due 06/25/36	151,278
557,627	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.33%, due 11/25/36	186,805
273,161	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.40%, due 02/25/36	56,681
1,070,976	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 04/25/36	626,521
727,749	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.35%, due 01/25/37	214,686
436,796	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.43%, due 12/25/36	41,496
1,322,611	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.46%, due 05/25/37	66,130
391,426	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 1.30%, due 05/25/34	338,400
1,317,607	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.45%, due 03/25/36	382,106
8,247,144	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 07/25/36	2,141,680
1,373,637	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 06/25/36	361,438
1,384,594	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.37%, due 09/25/36	404,994
1,701,426	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.41%, due 10/25/36	986,827
2,407,936	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.48%, due 05/25/37	1,896,250
668,697	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.26%, due 05/28/39	217,327
742,997	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.56%, due 05/28/39	209,897
1,573,823	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.26%, due 02/28/40	945,867
654,442	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.37%, due 11/25/36	397,181
1,500,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.46%, due 11/25/36	200,250
337,160	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.58%, due 02/25/37	53,305
4,700,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.46%, due 02/25/37	2,896,610
1,306,618	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.42%, due 06/25/36	993,030
20,921	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.80%, due 04/25/33	17,574
800,000	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 11/25/36	552,000
1,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.42%, due 12/25/36	480,000
8,530	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.67%, due 10/25/34	7,933
5,200,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.40%, due 02/25/37	3,783,000
57,388	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.56%, due 04/25/34	41,229

1,187,503	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.42%, due 04/25/36	705,080
146,687	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.36%, due 08/25/36	48,865
2,662,239	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.42%, due 08/25/36	745,427
426,660	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.45%, due 05/25/36	228,596
407,525	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.56%, due 01/20/35	350,089
391,725	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.54%, due 01/20/35	344,596
876,133	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.41%, due 01/20/36	770,997
3,902,775	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.38%, due 12/25/36	1,232,886
1,978,025	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.42%, due 10/25/36	593,407
2,255,555	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.41%, due 03/25/36	789,444
228,804	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.51%, due 10/25/35	215,075
1,600,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 06/25/36	480,000
226,639	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.39%, due 10/25/36	219,840
3,069,552	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 08/25/36	813,431
876,736	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.58%, due 03/25/36	105,208
599,864	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.38%, due 02/25/37	272,938
261,049	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.54%, due 01/25/47	161,198
235,014	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.66%, due 08/25/34	168,623
3,600,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.49%, due 02/25/37	756,000
458,109	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 04/25/37	374,504
1,065,573	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 11/25/36	261,065
1,000,000	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, 1 mo. LIBOR + .17%, 0.43%, due 09/25/36	777,969
900,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.41%, due 07/25/36	353,672
740,750	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.52%, due 12/25/35	426,524
611,622	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.45%, due 09/25/45	507,035
137,226	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.55%, due 10/25/33	125,740
41,108	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.37%, due 04/25/37	40,812
26,092	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.80%, due 03/25/35	16,259
378,402	Saxon Asset Securities Trust, Series 06-3, Class A2, 1 mo. LIBOR + .11%, 0.37%, due 10/25/46	346,238
48,948	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.42%, due 03/25/36	45,032
800,000	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.42%, due 07/25/36	256,000
51,139	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.55%, due 10/25/36	50,756
2,200,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 06/25/37	924,000
774,775	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.46%, due 01/25/36	557,838

342,580	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.84%, due 11/25/35	264,643
1,546,934	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.66%, due 06/25/37	123,755

	Total Residential Asset-Backed Securities (United States)	36,665,213

	Residential Mortgage-Backed Securities (Australian) — 4.3%
766,706	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.47%, due 07/20/38	746,818
954,302	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.47%, due 04/19/38	917,004
199,939	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.86%, due 09/27/35	183,512
1,983,998	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.74%, due 03/14/36	1,824,604
371,209	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.74%, due 12/08/36	330,376
168,026	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.81%, due 05/27/38	153,663
411,396	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.52%, due 05/10/36	396,661
691,446	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.39%, due 06/14/37	672,765
1,154,340	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.55%, due 02/21/38	1,056,337
93,463	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.62%, due 03/09/36	90,639
100,522	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.53%, due 01/12/37	98,486
955,002	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.40%, due 06/12/40	899,786

	Total Residential Mortgage-Backed Securities (Australian)	7,370,651

	Residential Mortgage-Backed Securities (European) — 7.6%
1,862,343	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.46%, due 09/20/66	1,527,121
3,032,383	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.50%, due 01/13/39	2,686,631
403,491	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.33%, due 12/20/54	386,544
254,838	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .04%, 0.29%, due 12/20/54	243,371
210,079	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .14%, 0.63%, due 09/20/44	201,886
1,461,789	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.40%, due 12/10/43	1,300,993
369,666	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .28%, 0.63%, due 12/21/37	330,851
737,343	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.88%, due 05/15/34	592,381
1,472,010	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.68%, due 11/15/38	1,090,244
1,004,304	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.45%, due 09/15/39	750,516
3,300,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.51%, due 07/15/33	3,267,990
600,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.48%, due 10/15/33	596,940

	Total Residential Mortgage-Backed Securities (European)	12,975,468

	Residential Mortgage-Backed Securities (United States) — 0.1%
61,847	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.56%, due 08/25/35	38,654
273,048	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 02/26/34	221,169

	Total Residential Mortgage-Backed Securities (United States)	259,823

	Student Loans — 2.4%
2,600,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.67%, due 01/25/24	2,535,000
44,672	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 0.38%, due 06/25/21	44,587
122,873	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.40%, due 08/25/23	119,187
1,100,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.44%, due 12/23/19	1,085,744
351,713	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.38%, due 09/15/22	350,834

	Total Student Loans	4,135,352

	Time Share — 1.5%
1,768,966	Marriott Vacation Club Owner Trust, Series 09-2A, Class A, 144A, 4.81%, due 07/20/31	1,804,345
209,166	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.25%, due 02/20/20	214,951
457,744	Sierra Receivables Funding Co. LLC, Series 11-1A, Class B, 144A, 4.23%, due 04/20/26	455,590

	Total Time Share	2,474,886

	Total Asset-Backed Securities	161,380,285

	Corporate Debt — 0.8%
1,290,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	1,330,575

	U.S. Government Agency — 3.3%
250,000	Agency for International Development Floater (Support of Belize), 6 mo. U.S. Treasury Bill + .50%, 0.57%, due 01/01/14(a)	246,711
1,355,035	Agency for International Development Floater (Support of Jamaica), 3 mo. LIBOR + .30%, 0.82%, due 10/01/18(a)	1,310,407
3,773,204	Agency for International Development Floater (Support of Jamaica), 6 mo. U.S. Treasury Bill + 0.75%, 0.82%, due 03/30/19(a)	3,636,723
36,240	Agency for International Development Floater (Support of Morocco), 6 mo. U.S. Treasury Bill + .45%, 0.52%, due 11/15/14(a)	35,462
47,506	Agency for International Development Floater (Support of Peru), Series A, 6 mo. U.S. Treasury Bill + .35%, 0.42%, due 05/01/14(a)	46,592
74,879	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.42%, due 05/01/14(a)	73,438
50,001	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.04%, due 01/01/12(a)	49,924
200,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	219,406

	Total U.S. Government Agency	5,618,663

	TOTAL DEBT OBLIGATIONS (COST $170,327,872)	168,329,523

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.3%

	Money Market Funds
2,202,247	State Street Institutional Liquid Reserve Fund-Institutional Class, 0.17%(b)	2,202,247

	TOTAL SHORT-TERM INVESTMENTS (COST $2,202,247)	2,202,247

	TOTAL INVESTMENTS — 99.9% (Cost $172,530,119)	170,531,770

	Other Assets and Liabilities (net) — 0.1%	113,975

	TOTAL NET ASSETS — 100.0%	$170,645,745

Notes to Schedule of Investments:

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC — Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CapMAC — Insured as to the payment of principal and interest by Capital Markets Assurance Corporation.

CDO — Collateralized Debt Obligation

CMBS — Commercial Mortgage Backed Security

FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA — Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR — London Interbank Offered Rate

MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN — Medium Term Note

XL — Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at November 30, 2011, which are subject to change based on the terms of the security.

♣	These securities were categorized as “high yield” as a result of being rated below investment grade at issuance.

♦	These securities are primarily backed by subprime mortgages.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Rate disclosed, the 7 day net yield, is as of November 30, 2011.
As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 173,407,257	$12,967,812	$(15,843,299)	$(2,875,487)

Debt Opportunities Fund (the “Fund”) commenced operations on October 3, 2011.
Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 4.1% of net assets. The Fund classifies such securities (levels defined below) as Level 3. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Typically the Fund values debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2011, the total value of securities held directly for which no alternative pricing source was available represented 12.4% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using quoted prices. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR Rate.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:
ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$16,276,366	$145,103,919	$161,380,285
Corporate Debt	—	1,330,575	—	1,330,575
U.S. Government Agency	—	219,406	5,399,257	5,618,663

TOTAL DEBT OBLIGATIONS	—	17,826,347	150,503,176	168,329,523

Short-Term Investments	2,202,247	—	—	2,202,247

Total Investments	2,202,247	17,826,347	150,503,176	170,531,770

Total	$2,202,247	$17,826,347	$150,503,176	$170,531,770

The aggregate net values of the Fund’s direct investments in securities using Level 3 inputs were 88.2% of total net assets.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
						Change in				Investments Still
	Balances as of			Accrued	Total	Unrealized	Transfer	Transfer	Balances as of	Held as of
	February 28,			Discounts/	Realized	Appreciation	into	out of	November 30,	November 30,
	2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	level 3 *	level 3 *	2011	2011
Debt Obligations
Asset-Backed Securities	$—	$152,648,992	$(6,683,665)	$265,951	$678,865	$(1,806,224)	$—	$—	$145,103,919	$(1,806,224)
U.S. Government Agency	—	5,441,111	(30,517)	3,982	492	(15,811)	—	—	5,399,257	(15,811)

Total	$—	$158,090,103	$(6,714,182)	$269,933	$679,357	$(1,822,035)	$—	$—	$150,503,176	$(1,822,035)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. The Fund had no inflation-indexed bonds outstanding at the end of the period.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.
The Fund invests in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.
The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Developed World Stock Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 93.6%

	Australia — 0.5%
12,203	BHP Billiton Ltd	457,206
327,592	Telstra Corp Ltd	1,076,361

	Total Australia	1,533,567

	Austria — 0.3%
20,578	OMV AG	683,361
9,268	Voestalpine AG	269,518

	Total Austria	952,879

	Belgium — 0.0%
143,879	Dexia SA *	72,968

	Canada — 0.9%
10,800	Canadian Pacific Railway Ltd	650,785
40,800	EnCana Corp	822,040
49,600	Husky Energy, Inc.	1,235,198
14,200	Research In Motion Ltd *	255,891

	Total Canada	2,963,914

	Finland — 0.1%
59,699	Nokia Oyj	345,036

	France — 5.1%
55,504	AXA	803,678
31,946	BNP Paribas	1,271,708
19,689	Bouygues SA	641,739
7,768	Casino Guichard-Perrachon SA	691,291
31,309	CNP Assurances	421,394
7,895	Compagnie de Saint-Gobain	334,771
11,268	EADS NV	338,061
5,283	Lafarge SA	193,105
4,319	LVMH Moet Hennessy Louis Vuitton SA	680,036
22,018	Peugeot SA	412,249
21,858	Renault SA	819,029
57,866	Sanofi	4,047,495
10,071	Schneider Electric SA	572,677
61,855	Total SA	3,191,258
1,988	Unibail-Rodamco SE REIT	370,588
7,706	Vinci SA	344,504
52,457	Vivendi SA	1,209,976

	Total France	16,343,559

	Germany — 3.6%
16,059	Allianz SE (Registered)	1,668,917
21,533	BASF AG	1,573,059
11,421	Bayerische Motoren Werke AG	865,793
98,877	E.ON AG	2,447,570
8,417	Hannover Rueckversicherung AG (Registered)	439,413
4,463	K+S AG	243,025
3,188	Linde AG	491,306
7,969	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,007,115
17,760	RWE AG	736,228
3,797	Siemens AG (Registered)	384,253
22,486	Suedzucker AG	716,345

6,297	Volkswagen AG	959,068

	Total Germany	11,532,092

	Hong Kong — 0.1%
32,500	CLP Holdings Ltd	289,429
37	Esprit Holdings Ltd	54

	Total Hong Kong	289,483

	Ireland — 0.5%
79,376	CRH Plc	1,515,341

	Italy — 3.5%
649,254	Enel SPA	2,766,407
228,155	ENI SPA	4,831,931
71,236	Finmeccanica SPA	309,055
57,445	Mediaset SPA	169,815
19,976	Mediobanca SPA	129,078
128,256	Parmalat SPA	260,601
16,884	Saipem SPA	755,464
844,992	Telecom Italia SPA	956,637
668,670	Telecom Italia SPA-Di RISP	653,364
487,518	UniCredit SPA	509,159

	Total Italy	11,341,511

	Japan — 9.4%
36,500	Aeon Co Ltd	498,756
13,200	Astellas Pharma Inc	508,813
23,200	Bridgestone Corp	537,591
126,000	Cosmo Oil Co Ltd	348,446
10,300	Credit Saison Co Ltd	188,608
10,000	Daito Trust Construction Co Ltd	891,891
1,700	Fast Retailing Co Ltd	275,870
29,000	Fuji Heavy Industries Ltd	167,614
11,300	Gree Inc	379,375
151,000	Hitachi Ltd	837,885
14,400	Honda Motor Co Ltd	456,975
89	INPEX Corp	600,828
129,000	Itochu Corp	1,310,948
137,820	JX Holdings, Inc.	876,483
157,000	Kawasaki Kisen Kaisha Ltd	272,980
209	KDDI Corp	1,384,792
20,700	Komatsu Ltd	529,751
144,000	Marubeni Corp	889,593
198,000	Mazda Motor Corp *	361,100
74,000	Mitsubishi Chemical Holdings Corp	429,898
25,400	Mitsubishi Corp	525,105
29,000	Mitsubishi Electric Corp	274,527
40,600	Mitsui & Co Ltd	640,582
80,000	Mitsui OSK Lines Ltd	254,309
195,000	Mizuho Financial Group, Inc.	256,704
5,200	Murata Manufacturing Co Ltd	308,147
1,300	Nintendo Co Ltd	197,909
51,000	Nippon Telegraph & Telephone Corp	2,515,242
170,000	Nippon Yusen Kabushiki Kaisha	378,699
94,200	Nissan Motor Co Ltd	865,068
7,000	Nitto Denko Corp	290,968
98	NTT Data Corp	304,659
325	NTT Docomo Inc	574,452
7,710	ORIX Corp	650,530

231,100	Resona Holdings Inc	1,035,084
20,000	Ricoh Company Ltd	180,234
12,600	Sankyo Co Ltd	629,823
14,100	Seven & I Holdings Co Ltd	393,679
15,000	Shizuoka Bank Ltd (The)	155,503
64,500	Showa Shell Sekiyu KK	431,812
321,000	Sojitz Corp	503,707
139,800	Sumitomo Corp	1,866,058
180,000	Taisei Corp	466,512
40,700	Takeda Pharmaceutical Co Ltd	1,671,711
52,000	TonenGeneral Sekiyu KK	593,048
68,000	Toray Industries Inc	509,790
22,100	Toyota Motor Corp	727,765
48,100	Toyota Tsusho Corp	809,357
8,650	Yamada Denki Co Ltd	625,681

	Total Japan	30,384,862

	Singapore — 1.6%
39,000	DBS Group Holdings Ltd	387,834
2,786,000	Golden Agri-Resources Ltd	1,573,653
115,100	Keppel Corp Ltd	855,004
133,050	Oversea-Chinese Banking Corp Ltd	847,548
106,000	Sembcorp Industries Ltd	356,554
476,600	Singapore Telecommunications	1,161,701

	Total Singapore	5,182,294

	Spain — 2.7%
168,371	Banco Bilbao Vizcaya Argentaria SA	1,418,311
161,229	Banco Popular Espanol SA	688,487
262,848	Banco Santander SA	1,972,997
19,281	Ferrovial SA	239,099
52,753	Gas Natural SDG SA	918,366
5,274	Inditex SA	448,465
12,957	Indra Sistemas SA	182,674
146,793	Mapfre SA	491,382
36,316	Repsol YPF SA	1,096,415
69,703	Telefonica SA	1,308,907

	Total Spain	8,765,103

	Sweden — 0.2%
40,274	Svenska Cellulosa AB Class B	599,278

	Switzerland — 0.7%
6,922	Nestle SA (Registered)	388,482
26,477	Novartis AG (Registered)	1,429,871
2,678	Zurich Financial Services AG *	589,798

	Total Switzerland	2,408,151

	United Kingdom — 9.9%
24,945	Antofagasta Plc	465,830
68,373	ARM Holdings Plc	642,486
80,154	AstraZeneca Plc	3,691,713
216,006	Aviva Plc	1,060,232
221,666	BAE Systems Plc	956,998
281,683	Barclays Plc	811,451
21,969	BHP Billiton Plc	675,598
264,414	BP Plc	1,914,982
28,992	British American Tobacco Plc	1,345,434
557,553	BT Group Plc	1,668,432

13,768	Burberry Group Plc	275,822
25,174	Diageo Plc	539,177
144,250	GlaxoSmithKline Plc	3,196,873
13,357	Imperial Tobacco Group Plc	480,545
573,329	Legal & General Group Plc	957,727
73,747	Marks & Spencer Group Plc	383,719
9,361	Next Plc	395,663
570,002	Old Mutual Plc	1,018,571
13,524	Pearson Plc	245,674
2,417	Randgold Resources Ltd	257,142
22,797	Rio Tinto Plc	1,200,163
622,747	Royal Bank of Scotland Group Plc *	207,288
81,181	Royal Dutch Shell Plc A Shares (London)	2,839,272
66,116	Royal Dutch Shell Plc B Shares (London)	2,382,461
40,095	SSE Plc	830,237
31,409	Tate & Lyle Plc	332,657
985,189	Vodafone Group Plc	2,667,014
11,599	Weir Group Plc (The)	377,019

	Total United Kingdom	31,820,180

	United States — 54.5%
34,800	3M Co.	2,820,192
65,600	Abbott Laboratories	3,578,480
5,200	Abercrombie & Fitch Co.-Class A	249,132
44,200	Accenture Plc.-Class A	2,560,506
12,200	ACE Ltd.	848,266
3,200	Affiliated Managers Group, Inc. *	302,624
9,200	Altera Corp.	346,564
10,800	Altria Group, Inc.	309,852
2,100	Amazon.com, Inc. *	403,809
11,200	Amdocs Ltd. *	316,288
15,700	Ameren Corp.	530,817
13,400	American Capital Agency Corp. REIT	384,446
24,000	American Express Co.	1,152,960
12,400	Ameriprise Financial, Inc.	569,284
7,300	Anadarko Petroleum Corp.	593,271
76,000	Annaly Capital Management, Inc. REIT	1,221,320
9,400	Apple, Inc. *	3,592,680
10,600	Assurant, Inc.	415,944
39,500	Automatic Data Processing, Inc.	2,018,055
1,500	AutoZone, Inc. *	492,570
5,700	AvalonBay Communities, Inc. REIT	711,645
16,400	Baker Hughes, Inc.	895,604
21,500	Baxter International, Inc.	1,110,690
13,200	Becton, Dickinson and Co.	973,896
5,900	Bed Bath & Beyond, Inc. *	357,009
10,200	Best Buy Co., Inc.	276,318
5,100	Borg Warner, Inc. *	336,192
4,700	Boston Properties, Inc. REIT	448,286
19,500	Bristol—Myers Squibb Co.	638,040
4,100	Camden Property Trust REIT	236,693
18,000	Capital One Financial Corp.	803,880
17,500	Caterpillar, Inc.	1,712,900
18,000	CBRE Group, Inc. *	302,580
31,500	CBS Corp.-Class B (Non Voting)	820,260
9,100	Celanese Corp.-Class A	423,059
17,600	CenterPoint Energy, Inc.	350,240
3,500	CF Industries Holdings, Inc.	489,300
29,400	Chevron Corp.	3,022,908

1,700	Chipotle Mexican Grill, Inc. *	546,652
15,600	CH Robinson Worldwide, Inc.	1,068,756
38,500	Cisco Systems, Inc.	717,640
5,400	Cliffs Natural Resources, Inc.	366,174
22,000	Coach, Inc.	1,376,980
114,800	Coca-Cola Co. (The)	7,718,004
13,800	Cognizant Technology Solutions Corp.-Class A *	929,430
12,600	Comcast Corp.-Class A (Non-Voting)	281,736
17,400	Computer Sciences Corp.	425,082
51,053	ConocoPhillips	3,641,100
11,200	Covidien Plc	510,160
6,100	CR Bard, Inc.	531,859
26,300	CSX Corp.	570,973
9,700	Danaher Corp.	469,286
9,900	Deere & Co.	784,575
4,200	Digital Realty Trust, Inc. REIT	266,700
9,400	DirectTV — Class A *	443,868
28,900	Discover Financial Services	688,398
4,500	Dollar Tree, Inc. *	366,705
6,800	Dominion Resources, Inc./Virginia	351,016
13,800	Dow Chemical Co. (The)	382,398
14,100	Du Pont (E.I.) de Nemours & Co.	672,852
16,800	Duke Energy Corp.	350,280
7,900	Eastman Chemical Co.	312,998
22,100	Ecolab, Inc.	1,260,142
53,900	Eli Lilly & Co.	2,040,115
18,500	EMC Corp. *	425,685
6,600	Equity Residential REIT	364,254
1,700	Essex Property Trust, Inc. REIT	225,845
18,900	Expeditors International of Washington, Inc.	822,339
64,200	Exxon Mobil Corp.	5,164,248
11,100	FirstEnergy Corp.	493,617
8,800	FLIR Systems, Inc.	236,368
10,100	FMC Technologies, Inc. *	528,836
14,300	Forest Laboratories, Inc. *	428,428
4,200	Fossil, Inc. *	376,278
24,000	General Dynamics Corp.	1,585,440
9,500	Genuine Parts Co.	555,750
12,400	Google, Inc.-Class A *	7,432,436
3,700	Green Mountain Coffee Roasters, Inc. *	193,991
31,200	Halliburton Co.	1,148,160
4,900	Hansen Natural Corp. *	451,780
30,700	Hartford Financial Services Group, Inc. (The)	545,232
17,400	Hewlett-Packard Co.	486,330
6,800	Honeywell International, Inc.	368,220
17,100	Hormel Foods Corp.	514,881
8,700	Hospitality Properties Trust REIT	191,661
12,300	International Business Machines Corp.	2,312,400
13,300	Intuit, Inc.	708,092
195,600	Johnson & Johnson	12,659,232
4,000	Joy Global, Inc.	365,120
32,900	Kimberly—Clark Corp.	2,351,363
12,200	Kraft Foods, Inc.-Class A	441,030
18,700	Las Vegas Sands Corp. *	873,477
12,200	Leucadia National Corp.	285,724
3,300	Liberty Media Corp. Capital-Class A *	251,724
9,700	Limited Brands, Inc.	410,601
4,900	Lululemon Athletica, Inc. *	243,530
21,400	Macy’s, Inc.	691,862
31,500	Marathon Oil Corp.	880,740

1,300	MasterCard, Inc.-Class A	486,915
5,800	McDonald’s Corp.	554,016
23,100	Medtronic, Inc.	841,533
162,800	Merck & Co., Inc.	5,820,100
218,700	Microsoft Corp.	5,594,346
7,800	Motorola Solutions, Inc.	364,026
10,300	NASDAQ OMX Group, Inc. (The) *	270,375
10,400	National Oilwell Varco, Inc.	745,680
23,500	Nike, Inc.-Class B	2,260,230
19,500	NiSource, Inc.	446,745
9,300	Norfolk Southern Corp.	702,522
5,100	Occidental Petroleum Corp.	504,390
73,500	Oracle Corp.	2,304,225
38,100	Paychex, Inc.	1,109,091
18,800	Pepco Holdings, Inc.	371,864
67,300	PepsiCo, Inc.	4,307,200
185,673	Pfizer, Inc.	3,726,457
15,700	Philip Morris International, Inc.	1,196,968
5,200	PPG Industries, Inc.	456,300
2,100	Precision Castparts Corp.	345,975
1,900	Priceline.com, Inc. *	923,191
13,800	ProLogis, Inc. REIT	383,916
8,200	Prudential Financial, Inc.	415,248
3,300	Public Storage REIT	435,270
88,200	Qualcomm, Inc.	4,833,360
20,100	Reynolds American, Inc.	841,386
5,000	Rockwell Automation, Inc.	375,150
10,000	Rockwell Collins, Inc.	549,000
20,600	RR Donnelley & Sons Co.	309,412
4,800	Schlumberger Ltd.	361,584
8,700	Sigma—Aldrich Corp.	563,847
4,200	Simon Property Group, Inc. REIT	522,228
32,700	SLM Corp.	421,176
9,200	Southern Co.	403,972
20,600	Starbucks Corp.	895,688
22,800	Stryker Corp.	1,113,324
7,800	St Jude Medical, Inc.	299,832
30,542	Supervalu, Inc.	224,484
40,900	Sysco Corp.	1,167,286
8,400	T. Rowe Price Group, Inc.	476,784
22,200	TD Ameritrade Holding Corp.	361,638
13,300	Teradata Corp. *	721,259
6,100	Tiffany & Co.	408,944
4,000	Time Warner Cable, Inc.	241,920
10,600	TJX Cos., Inc. (The)	654,020
16,800	Travelers Cos., Inc. (The)	945,000
20,215	UnitedHealth Group, Inc.	985,885
19,700	United Technologies Corp.	1,509,020
44,800	Valero Energy Corp.	997,696
7,700	Varian Medical Systems, Inc. *	479,171
3,300	VF Corp.	457,677
19,300	Viacom, Inc.-Class B	863,868
13,900	Virgin Media, Inc.	308,024
6,000	Visa, Inc.-Class A	581,820
105,600	Wal—Mart Stores, Inc.	6,219,840
12,000	WellPoint, Inc.	846,600
9,100	Western Digital Corp. *	264,537
4,600	Whole Foods Market, Inc.	313,260
19,200	Williams Cos., Inc.	619,776
4,800	WW Grainger, Inc.	897,120

	5,200	Wynn Resorts Ltd.	626,912

		Total United States	175,934,196

		TOTAL COMMON STOCKS (COST $299,737,804)	301,984,414

		PREFERRED STOCKS — 0.3%

		Germany — 0.3%
	12,089	Porsche Automobil Holding SE 1.24%	740,798
	1,702	Volkswagen AG 1.95%	294,100

		Total Germany	1,034,898

		TOTAL PREFERRED STOCKS (COST $975,526)	1,034,898

		RIGHTS/WARRANTS — 0.0%

		United States — 0.0%
	6,727	American International Group, Inc., Warrants, Strike 45.00, Expires 01/19/21*	41,169

		TOTAL RIGHTS/WARRANTS (COST $125,109)	41,169

		MUTUAL FUNDS — 4.3%

		United States — 4.3%

		Affiliated Issuers
	549,062	GMO U.S. Treasury Fund	13,732,028

		TOTAL MUTUAL FUNDS (COST $13,732,028)	13,732,028

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 0.8%

		Time Deposits — 0.8%
USD	2,103,373	Bank of America (Charlotte) Time Deposit, 0.03%, due 12/01/11	2,103,373
AUD	9,892	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.78%, due 12/01/11	10,173
CAD	13,154	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.25%, due 12/01/11	12,897
CHF	9,068	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/11	9,925
DKK	52,423	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.14%, due 12/01/11	9,473
HKD	77,826	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/11	10,018
NOK	59,276	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.95%, due 12/01/11	10,263
SEK	66,813	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.06%, due 12/01/11	9,873
SGD	12,698	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/11	9,908
JPY	9,323,720	Citibank (New York) Time Deposit, 0.01%, due 12/01/11	120,213
EUR	108,276	JPMorgan Chase (New York) Time Deposit, 0.10%, due 12/01/11	145,490
GBP	24,182	JPMorgan Chase (New York) Time Deposit, 0.10%, due 12/01/11	37,939

		Total Time Deposits	2,489,545

		TOTAL SHORT-TERM INVESTMENTS (COST $2,489,545)	2,489,545

TOTAL INVESTMENTS — 99.0% (Cost $317,060,012)	319,282,054

Other Assets and Liabilities (net) — 1.0%	3,347,202

TOTAL NET ASSETS — 100.0%	$322,629,256

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement			Units of		Appreciation
Date	Counterparty	Deliver/Receive	Currency	Value	(Depreciation)
Buys †
12/16/11	Barclays Bank PLC	CAD	3,146,071	$3,083,377	$4,367
12/16/11	Morgan Stanley Capital Services Inc.	EUR	1,625,728	2,184,716	(39,198)
12/16/11	Brown Brothers Harriman & Co.	GBP	1,287,643	2,019,902	2,835
12/16/11	JPMorgan Chase Bank, N.A.	GBP	1,327,209	2,081,968	(6,658)
12/16/11	Morgan Stanley Capital Services Inc.	GBP	2,031,850	3,187,326	5,668
12/16/11	Bank of America N.A.	HKD	7,800,772	1,004,184	740
12/16/11	Deutsche Bank AG	HKD	37,993,622	4,890,872	3,604
12/16/11	Royal Bank of Scotland PLC	HKD	20,189,866	2,599,016	1,985
12/16/11	State Street Bank and Trust Company	HKD	7,703,303	991,637	195
12/16/11	JPMorgan Chase Bank, N.A.	JPY	47,721,000	615,484	(4,629)
12/16/11	Bank of America N.A.	SEK	12,141,987	1,792,936	(26,123)
12/16/11	Bank of New York Mellon	SEK	5,162,681	762,343	(7,387)
12/16/11	Brown Brothers Harriman & Co.	SEK	4,003,522	591,177	(6,533)
12/16/11	Bank of America, N.A.	SGD	1,544,058	1,204,761	(11,579)
12/16/11	Bank of New York Mellon	SGD	3,066,619	2,392,749	(11,805)
12/16/11	JPMorgan Chase Bank N.A.	SGD	3,392,840	2,647,285	(14,413)
12/16/11	Morgan Stanley Capital Services Inc.	SGD	1,646,540	1,284,723	(3,902)

12/16/11	Royal Bank of Scotland PLC	SGD	1,943,689	1,516,576	(11,359)
12/16/11	State Street Bank and Trust Company	SGD	4,005,840	3,125,582	(24,183)

				$37,976,614	$(148,375)

Sales #
12/16/11	Barclays Bank PLC	CAD	1,169,601	$1,146,294	$3,870
12/16/11	JPMorgan Chase Bank, N.A.	CHF	1,297,087	1,420,240	18,945
12/16/11	Royal Bank of Scotland PLC	CHF	214,708	235,094	2,857
12/16/11	Bank of America, N.A.	EUR	2,827,242	3,799,357	77,380
12/16/11	Brown Brothers Harriman & Co.	EUR	1,803,658	2,423,825	42,280
12/16/11	Deutsche Bank AG	EUR	624,763	839,581	16,657
12/16/11	Morgan Stanley Capital Services Inc.	EUR	3,356,248	4,510,255	79,840
12/16/11	Bank of New York Mellon	JPY	56,992,510	735,064	8,077
12/16/11	JPMorgan Chase Bank, N.A.	JPY	164,686,939	2,124,060	23,041

				$17,233,770	$272,947

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration		Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
1	Amsterdam Exchanges Index	December 2011	$80,995	$3,544
9	CAC 40	December 2011	382,355	21,128
2	DAX	December 2011	410,845	21,122
7	FTSE 100	December 2011	605,825	17,064
56	FTSE/MIB	December 2011	5,765,200	707,874
1	IBEX 35	December 2011	113,665	3,105
2	MSCI Singapore	December 2011	97,969	3,466
33	S&P 500 E-Mini Index	December 2011	2,055,900	49,088
81	TOPIX	December 2011	7,780,866	1,825

			$17,293,620	$828,216

Sales
2	Hang Seng	December 2011	$240,595	$(14,355)
30	OMXS 30	December 2011	438,605	(15,319)
5	S&P Toronto 60	December 2011	680,916	14,664
12	SPI 200	December 2011	1,310,747	(45,507)

			$2,670,863	$(60,517)

As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
REIT — Real Estate Investment Trust
*	Non-income producing security.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Krone
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$323,542,525	$21,215,745	$(25,476,216)	$(4,260,471)

Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$11,923,000	$32,535,000	$30,731,304	$4,115	$543	$13,732,028

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivative contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	38.5%
Futures Contracts	0.2%
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the fair value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) due to market events that have occurred since the local market close but prior to the close of the NYSE.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Australia	$—	$1,533,567	$—	$1,533,567
Austria	—	952,879	—	952,879
Belgium	—	72,968	—	72,968
Canada	2,963,914	—	—	2,963,914
Finland	—	345,036	—	345,036
France	—	16,343,559	—	16,343,559
Germany	—	11,532,092	—	11,532,092
Hong Kong	—	289,483	—	289,483
Ireland	—	1,515,341	—	1,515,341
Italy	—	11,341,511	—	11,341,511
Japan	—	30,384,862	—	30,384,862
Singapore	—	5,182,294	—	5,182,294
Spain	—	8,765,103	—	8,765,103
Sweden	—	599,278	—	599,278
Switzerland	—	2,408,151	—	2,408,151
United Kingdom	—	31,820,180	—	31,820,180
United States	175,934,196	—	—	175,934,196

TOTAL COMMON STOCKS	178,898,110	123,086,304	—	301,984,414

Preferred Stocks
Germany	—	1,034,898	—	1,034,898

TOTAL PREFERRED STOCKS	—	1,034,898	—	1,034,898

Rights/Warrants
United States	—	41,169	—	41,169

TOTAL RIGHTS/WARRANTS	—	41,169	—	41,169

Mutual Funds
United States	13,732,028	—	—	13,732,028

TOTAL MUTUAL FUNDS	13,732,028	—	—	13,732,028

Short-Term Investments	2,489,545	—	—	2,489,545

Total Investments	195,119,683	124,162,371	—	319,282,054

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	292,341	—	292,341
Futures Contracts
Equity Risk	63,752	779,128	—	842,880

Total Derivatives	63,752	1,071,469	—	1,135,221

Total	$195,183,435	$125,233,840	$—	$320,417,275

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(167,769)	$—	$(167,769)
Futures Contracts
Equity Risk	—	(75,181)	—	(75,181)

Total Derivatives	—	(242,950)	—	(242,950)

Total	$—	$(242,950)	$—	$(242,950)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

* Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless otherwise adjusted due to the time at which foreign markets close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers (unless otherwise adjusted due to the time at which foreign markets close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used total return swap agreements to achieve returns comparable to holding and lending a direct equity position. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2011, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$41,169	$—	$41,169
Unrealized appreciation on forward currency contracts	—	292,341	—	—	—	292,341
Unrealized appreciation on futures contracts*	—	—	—	842,880	—	842,880

Total	$—	$292,341	$—	$884,049	$—	$1,176,390

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(167,769)	$—	$—	$—	$(167,769)
Unrealized depreciation on futures contracts*	—	—	—	(75,181)	—	(75,181)

Total	$—	$(167,769)	$—	$(75,181)	$—	$(242,950)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts and rights and/or warrants), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Forward
	Currency	Futures	Rights and/or	Swap
	Contracts	Contracts	Warrants	Agreements
Average amount outstanding	$61,961,392	$16,643,284	$72,825	$92,570

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Domestic Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Par Value ($) /
Shares	Description	Value ($)

	DEBT OBLIGATIONS — 11.0%

	Corporate Debt — 2.8%
9,312,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	9,604,900

	U.S. Government — 8.0%
27,168,858	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12(a)	27,260,118

	U.S. Government Agency — 0.2%
471,650	Agency for International Development Floater (Support of Jamaica), 6 mo. U.S. Treasury Bill + 0.75%, 0.82%, due 03/30/19(b)	454,590
233,336	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.04%, due 01/01/12(b)	232,979

	Total U.S. Government Agency	687,569

	TOTAL DEBT OBLIGATIONS (COST $37,498,148)	37,552,587

	MUTUAL FUNDS — 88.9%

	Affiliated Issuers — 88.9%
45,578,624	GMO Short-Duration Collateral Fund	301,274,708
1,483	GMO Special Purpose Holding Fund(c)	578
28,812	GMO U.S. Treasury Fund	720,599

		301,995,885

	TOTAL MUTUAL FUNDS (COST $327,957,777)	301,995,885

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
30,184	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00%(d)	30,184

	TOTAL SHORT-TERM INVESTMENTS (COST $30,184)	30,184

	TOTAL INVESTMENTS — 99.9%
	(Cost $365,486,109)	339,578,656

	Other Assets and Liabilities (net) — 0.1%	173,479

	TOTAL NET ASSETS — 100.0%	$339,752,135

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Swap Agreements
Credit Default Swaps

Maximum Potential
					Implied		Amount of Future	Net Unrealized
Notional	Expiration		Receive	Annual	Credit	Reference	Payments by the Fund	Appreciation/
Amount	Date	Counterparty	(Pay)^	Premium	Spread (1)	Entity	Under the Contract (2)	(Depreciation)
11,500,000 USD	3/20/2013	Barclays Bank PLC	(Pay)	0.61%	1.20%	Health Care Properties	NA	$74,725

Premiums to (Pay) Receive								$—

^	Receive — Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(Pay) — Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
MTN — Medium Term Note

The rates shown on variable rate notes are the current interest rates at November 30, 2011, which are subject to change based on the terms of the security.
(a)      Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(b)      Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(c)      Underlying investment represents interests in defaulted claims. See “Other Matters” for additional information.
(d)      Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.
Currency Abbreviations:
USD — United States Dollar

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$381,961,238	$305,861	$(42,688,443)	$(42,382,582)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Short-Duration Collateral Fund	$473,106,122	$—	$—	$3,583,799	$—	$157,848,603	$301,274,708
GMO Special Purpose Holding Fund	741	—	—	—	—	—	578
GMO U.S. Treasury Fund	14,663,527	13,710,000	27,653,000	492	30	—	720,599

Totals	$487,770,390	$13,710,000	$27,653,000	$3,584,291	$30	$157,848,603	$301,995,885

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through November 30, 2011 for tax purposes. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 3.2% of net assets. The Fund and the underlying funds classify such securities (levels defined below) as Level 3. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2011, the total value of securities held indirectly for which no alternative pricing source was available represented 9.8% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and market data from pricing vendors) to value credit default swaps.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value technique on Level 3 investments: The Fund valued certain debt securities by using a specified spread above the LIBOR rate.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
Corporate Debt	$—	$9,604,900	$—	$9,604,900
U.S. Government	—	27,260,118	—	27,260,118
U.S. Government Agency	—	—	687,569	687,569

TOTAL DEBT OBLIGATIONS	—	36,865,018	687,569	37,552,587

Mutual Funds	301,995,307	578	—	301,995,885
Short-Term Investments	30,184	—	—	30,184

Total Investments	302,025,491	36,865,596	687,569	339,578,656

Derivatives*
Swap Agreements
Credit Risk	—	74,725	—	74,725

Total	$302,025,491	$36,940,321	$687,569	$339,653,381

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 63.9% and (0.1)% of total net assets, respectively.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
						Change in				(Depreciation)
	Balances as			Accrued	Total	Unrealized			Balances as	from Investments
	of February			Discounts/	Realized	Appreciation	Transfers	Transfers out	of November	Still Held as of
	28, 2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	into level 3 *	of level 3 *	30, 2011	November 30, 2011
Debt Obligations
U.S. Government Agency	$983,567	$—	$(296,234)	$16	$(34)	$254	$—	$—	$687,569	$254

Total	$983,567	$—	$(296,234)	$16	$(34)	$254	$—	$—	$687,569	$254

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended November 30, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.
• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.
• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of widening of credit spreads.
• Derivatives Risk — The use of derivatives involves the risk that their value may or may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.
The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used credit default swap agreements to provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure.
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on swap agreements	$—	$—	$74,725	$—	$—	$74,725

Total	$—	$—	$74,725	$—	$—	$74,725

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The derivative financial instruments outstanding as of period end (as disclosed in the Schedule of Investments) serve as indicators of the volume of derivative activity for the Fund during the period.
Subsequent Events
On November 17, 2011, the Fund’s Board of Trustees approved a reverse stock split for Class III and Class VI of the Fund of one new share for every nine current shares. The reverse splits were effective for shareholders of record after the close of the NYSE on January 13, 2012. Transactions in shares were effected at the relevant class’s post-split price starting January 17, 2012. The ticker symbols and cusips for the share classes did not change.
The reverse splits reduced the number of shares outstanding for the share classes, and resulted in a proportionate increase in the price per share of each share class. The reverse splits did not change the value of a shareholder’s investment. Every nine pre-split shares held by a shareholder resulted in the receipt of one post-split share, which is priced nine times higher than the pre-split shares.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Countries Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 85.3%

	Brazil — 11.7%
6,300	Banco Bradesco ADR	103,950
172,000	Banco do Brasil SA	2,301,767
29,600	Banco Santander Brasil SA ADR	228,512
19,000	BM&F BOVESPA SA	103,807
39,600	BR Malls Participacoes SA	400,960
18,000	Brasil Brokers Participacoes SA	60,619
17,660	Brasil Telecom SA ADR	314,701
11,700	BRF — Brasil Foods SA	235,755
7,070	Centrais Eletricas Brasileiras SA Sponsored ADR	65,680
21,200	CETIP SA	308,325
14,709	Cia de Saneamento Basico do Estado de Sao Paulo	406,615
18,100	Cielo SA	481,939
4,200	Companhia de Bebidas das Americas	115,199
2,700	Companhia de Bebidas das Americas ADR	92,826
3,600	Companhia de Concessoes Rodoviarias	22,993
20,300	Companhia de Saneamento de Minas Gerais-Copasa MG *	362,253
10,100	Cosan SA Industria e Comercio	150,242
25,200	Cyrela Brazil Realty SA	209,448
27,300	Electrobras (Centro)	250,151
2,100	Embraer SA ADR	53,592
5,700	Fleury SA *	64,932
9,600	Gafisa SA ADR	57,792
64,500	Gerdau SA	413,391
44,900	Gerdau SA Sponsored ADR	344,832
500	HRT Participacoes em Petroleo SA *	183,869
110,690	Itau Unibanco Holding SA ADR	1,970,282
74,100	JBS SA *	243,811
35,800	Light SA	542,637
5,200	LPS Brasil Consultoria de Imoveis SA	77,669
2,500	MPX Mineracao e Energia SA *	59,723
2,000	Multiplan Empreendimentos Imobiliarios SA	40,037
22,100	Multiplus SA	387,408
3,200	OdontoPrev SA	44,416
18,800	PDG Realty SA Empreendimentos e Participacoes	69,863
96,530	Petroleo Brasileiro SA (Petrobras) ADR	2,605,345
65,200	Redecard SA	1,099,677
4,600	Souza Cruz SA	58,354
2,600	Sul America SA	18,979
25,060	Telefonica Brasil SA ADR	675,868
2,838	Tim Participacoes SA ADR	67,573
12,200	Ultrapar Participacoes SA	214,673
10,800	Ultrapar Participacoes SA Sponsored ADR	191,916
7,700	Usinas Siderurgicas de Minas Gerais SA	75,793
5,500	Usinas Siderurgicas de Minas Gerais SA Sponsored ADR	32,835
15,900	Vale SA	366,210
109,400	Vale SA Sponsored ADR	2,543,550

	Total Brazil	18,720,769

	Chile — 0.2%
500	Compania Cervecerias Unidas ADR	28,615
560	Embotelladora Andina SA ADR Class B	15,232
14,272	Empresa National de Telecomunicaciones SA	289,232

	Total Chile	333,079

	China — 12.2%
94,000	Air China Ltd Class H	72,170
300	Baidu Inc Sponsored ADR *	39,297
2,344,000	Bank of China Ltd Class H	764,253
693,100	Bank of Communications Co Ltd Class H	452,549
93,000	Belle International Holdings Ltd	178,935
563,000	China CITIC Bank Corp Class H	303,279
92,900	China Coal Energy Co Class H	110,972
333,200	China Communication Services Corp Ltd Class H	160,873
879,000	China Communications Construction Co Ltd Class H	677,797
303,000	China Construction Bank Class H	215,481
81,000	China Life Insurance Co Ltd Class H	217,831
106,000	China Mengniu Dairy Co Ltd	381,920
489,464	China Mobile Ltd	4,833,160
4,082	China Mobile Ltd Sponsored ADR	202,753
84,000	China National Building Material Co Ltd Class H	102,249
162,000	China Overseas Land & Investment Ltd	285,960
82,600	China Pacific Insurance Group Co Ltd	237,703
1,977,083	China Petroleum & Chemical Corp Class H	2,093,409
24,000	China Resources Cement Holdings Ltd	17,929
149,000	China Shenhua Energy Co Ltd Class H	657,687
2,221,900	China Telecom Corp Ltd Class H	1,357,050
308,000	China Unicom Hong Kong Ltd	668,686
10,300	China Unicom Hong Kong Ltd ADR	222,171
31,000	China Yurun Food Group Ltd	44,807
141,200	Citic Pacific Ltd	268,243
37,000	CNOOC Ltd	71,774
780	CNOOC Ltd ADR	150,790
32,000	Cosco Pacific Ltd	37,745
499,000	Country Garden Holdings Co	178,621
244,000	Dongfeng Motor Group Co Ltd Class H	366,471
79,000	Evergrande Real Estate Group Ltd	33,041
67,000	Foxconn International Holdings Ltd *	42,802
749,000	GOME Electrical Appliances Holdings Ltd	192,388
82,500	Great Wall Motor Co Ltd Class H	118,818
46,000	Guangzhou R&F Properties Co Ltd Class H	38,231
45,000	Haitian International Holdings Ltd	39,020
38,500	Hengan International Group Co Ltd	362,718
1,000	Home Inns & Hotels Management Inc ADR *	31,060
318,000	Hopson Development Holdings Ltd	191,179
1,144,000	Industrial and Commercial Bank of China Ltd Class H	667,022
3,400	Inner Mongolia Yitai Coal Co Class B	18,089
67,000	Intime Department Store Group Co Ltd	78,672
12,000	Jiangxi Copper Co Ltd Class H	28,508
244,000	Kingdee International Software Group Co Ltd	83,003
112,000	Kunlun Energy Company Ltd	151,590
32,000	Lenovo Group Ltd	22,811
18,500	Longfor Properties	21,931
1,200	Netease.Com Inc ADR *	54,108
6,000	New Oriental Education & Technology Group Inc Sponsored ADR *	151,440
1,000	PetroChina Co Ltd ADR	130,750
463,553	PetroChina Co Ltd Class H	601,952
406,000	PICC Property & Casualty Co Ltd Class H	550,214
25,000	Shanghai Industrial Holdings Ltd	67,917
102,251	Sino-Ocean Land Holdings Ltd	40,824
90,000	Tingyi (Cayman Islands) Holding Corp	292,805
240,000	Yangzijiang Shipbuilding Holdings Ltd	172,871
64,000	Zijin Mining Group Co Ltd Class H	28,607

	Total China	19,584,936

	Czech Republic — 1.6%
40,558	CEZ AS	1,601,264
3,116	Komercni Banka AS	515,102
3,575	Pegas Nonwovens SA	85,292
356	Philip Morris CR AS	231,286
8,365	Telefonica 02 Czech Republic AS	175,048

	Total Czech Republic	2,607,992

	Egypt — 1.4%
14,835	Alexandria Mineral Oils Co	159,529
59,003	Commercial International Bank	235,782
2,693	EFG-Hermes Holding GDR *	9,702
10,010	EFG-Hermes Holding SAE *	18,365
8,394	Egyptian Co for Mobile Services	136,507
60,139	Egyptian Kuwaiti Holding Co SAE	62,380
36,806	ElSwedy Electric Co	134,228
10,381	Orascom Construction Industries	382,182
136,655	Orascom Telecom Holding SAE *	67,744
104,741	Orascom Telecom Holding SAE GDR (Registered Shares) *	273,307
19,791	Oriental Weavers Co	99,700
40,877	Sidi Kerir Petrochemicals Co	84,941
131,908	South Valley Cement	76,402
188,467	Talaat Moustafa Group *	117,517
181,129	Telecom Egypt	423,721

	Total Egypt	2,282,007

	Hungary — 1.2%
1,327	Egis Gyogyszergyar Nyrt	108,774
123,215	Magyar Telekom Nyrt	282,078
2,489	MOL Hungarian Oil and Gas Nyrt *	207,180
79,889	OTP Bank Nyrt	1,186,633
441	Richter Gedeon Nyrt	66,481

	Total Hungary	1,851,146

	India — 5.0%
3,256	ACC Ltd	72,280
24,159	Ambuja Cements Ltd	70,200
1,493	Asian Paints Ltd	83,043
30,368	Aurobindo Pharma Ltd	54,479
2,417	Bajaj Auto Ltd	78,902
4,253	Bank of Baroda (a)	58,171
7,966	Bank of India	50,691
2,359	Bharat Petroleum Corp Ltd	24,339
29,275	Bharti Airtel Ltd	215,810
9,683	Cairn India Ltd *	57,154
11,777	Canara Bank Ltd	98,602
20,228	Coal India Ltd	128,869
10,740	Coromandel International Ltd	59,556
39,899	Dish TV India Ltd *	49,896
24,902	Essar Oil Ltd *	33,567
17,981	GAIL India Ltd	138,384
7,560	Grasim Industries Ltd (a)	354,366
4,278	HCL Technologies Ltd	32,677
13,917	HDFC Bank Ltd	120,880
3,100	HDFC Bank Ltd ADR	85,746
5,575	Hero Honda Motors Ltd	218,089
13,048	Hindalco Industries Ltd	31,781
9,596	Hindustan Petroleum Corp Ltd	51,155
2,397	Hindustan Unilever Ltd	18,280
38,197	Hindustan Zinc Ltd	89,638

110,349	Idea Cellular Ltd *	203,650
11,609	Indian Oil Corp Ltd	58,095
13,773	Indraprastha Gas Ltd	106,809
14,642	IndusInd Bank Ltd (a)	70,865
9,423	Infosys Technologies Ltd	482,827
7,960	Infosys Technologies Ltd Sponsored ADR	410,895
2,737	JSW Steel Ltd	31,508
3,955	Jubilant Foodworks Ltd *	59,456
2,540	Kotak Mahindra Bank Ltd	23,152
2,204	Lupin Ltd	20,260
12,017	Mahindra & Mahindra Ltd	171,293
2,415	Maruti Suzuki India Ltd	45,874
24,090	Mphasis Ltd	151,013
1,021	Nestle India Ltd	82,979
67,909	NHPC Ltd	29,561
38,117	NTPC Ltd	121,076
102,832	Oil & Natural Gas Corp Ltd	534,714
29,699	Petronet LNG Ltd	94,154
66,557	Power Grid Corp of India Ltd	127,955
4,152	Punjab National Bank Ltd (a)	72,006
16,249	Rallis India Ltd	47,597
13,124	Reliance Industries Ltd	201,181
1,402	Reliance Industries Ltd Sponsored GDR, 144A	42,233
26,977	Rural Electrification Corp Ltd	97,143
106,932	Sesa Goa Ltd	387,309
74,708	Shree Renuka Sugars Ltd	44,244
2,732	State Bank of India	92,878
48,007	Steel Authority of India Ltd	75,637
100,275	Sterlite Industries India Ltd	197,666
2,200	Sterlite Industries India Ltd ADR	17,732
8,768	Sun TV Network Ltd	44,677
26,707	Tata Consultancy Services Ltd	582,353
69,520	Tata Motors Ltd	238,317
4,800	Tata Motors Ltd Sponsored ADR	82,560
73,428	Tata Power Co Ltd	131,979
28,073	Tata Steel Ltd	210,389
2,051	Ultratech Cement Ltd	45,423
12,498	Union Bank of India	51,114
16,547	Wipro Ltd	123,290
7,900	Wipro Ltd ADR	75,840

	Total India	7,964,259

	Indonesia — 6.4%
498,500	Astra International Tbk PT	4,004,063
285,000	Bank Central Asia Tbk PT	254,057
664,621	Bank Danamon Indonesia Tbk PT	328,689
1,556,672	Bank Mandiri Tbk PT	1,133,817
465,000	Bank Negara Indonesia (Persero) Tbk PT	200,123
1,321,500	Bank Rakyat Tbk PT	978,644
83,500	Bumi Resources Tbk PT	19,292
3,000	Gudang Garam Tbk PT	21,947
392,500	Indofood Sukses Makmur Tbk PT	209,663
90,500	Indosat Tbk PT	54,632
116,000	Jasa Marga PT	50,517
661,000	Kalbe Farma Tbk PT	261,554
948,000	Perusahaan Gas Negara PT	329,270
139,500	Tambang Batubara Bukit Asam Tbk PT	268,585
935,000	Telekomunikasi Indonesia Tbk PT	766,223
9,800	Telekomunikasi Indonesia Tbk PT Sponsored ADR	320,950
399,575	United Tractors Tbk PT	1,053,842

	Total Indonesia	10,255,868

	Malaysia — 0.5%
25,000	AirAsia Berhad	29,915
156,680	AMMB Holdings Berhad	298,014
40,160	Genting Berhad	141,536
39,800	Genting Malaysia Berhad	50,138
56,083	Hong Leong Bank Berhad	186,379
64,900	Landmarks Berhad *	22,984
33,200	Petronas Chemicals Group Bhd	63,971
16,500	Sime Darby Berhad	47,359
19	UMW Holdings Berhad	40

	Total Malaysia	840,336

	Mexico — 1.3%
202,100	America Movil SAB de CV Class L	240,550
61,140	America Movil SAB de CV Class L ADR	1,456,355
220	Grupo Elektra SA de CV	21,458
15,900	Grupo Financiero Banorte SAB de CV Class O	53,814
10,300	Grupo Financiero Inbursa, SAB de CV	19,254
1,400	Grupo Televisa SA Sponsored ADR	29,064
59,000	Grupo Televisa SA-Series CPO	245,766

	Total Mexico	2,066,261

	Morocco — 0.3%
537	Attijariwafa Bank	23,198
27,286	Maroc Telecom	463,060

	Total Morocco	486,258

	Philippines — 1.2%
281,000	Alliance Global Group Inc	67,084
76,380	BDO Unibank Inc	98,157
2,118,500	Lopez Holding Corp	225,283
107,617	Metropolitan Bank & Trust Co	166,420
15,345	Philippine Long Distance Telephone Co	852,577
7,390	Philippine Long Distance Telephone Co Sponsored ADR	407,928
60,000	Universal Robina Corp	69,385
315,000	Vista Land & Lifescapes Inc	21,206

	Total Philippines	1,908,040

	Poland — 1.8%
4,932	Asseco Poland SA	73,215
14,125	Grupa Lotos SA *	106,314
39,011	KGHM Polska Miedz SA	1,550,366
29,648	PGE SA	189,854
8,632	Polski Koncern Naftowy Orlen SA *	104,016
91,363	Polskie Gornictwo Naftowe i Gazownictwo SA	112,425
187,714	Tauron Polska Energia SA	304,713
83,774	Telekomunikacja Polska SA	462,956

	Total Poland	2,903,859

	Russia — 11.2%
1,625	Eurasia Drilling Co Ltd GDR	42,546
66,025	Gazprom Neft Class S	308,517
6,614	Gazprom Neft JSC Sponsored ADR	151,521
417,668	Gazprom OAO Sponsored ADR	4,829,635
46,022	KamAZ *	60,685
63,111	Lukoil OAO ADR	3,553,646
26,176	Magnit OJSC Sponsored GDR	582,088
21,347	Magnitogorsk Iron & Steel Works Sponsored GDR (Registered Shares)	133,659
12,347	Mail.ru Group Ltd GDR (Registered Shares) *	382,219
24,490	Mechel Sponsored ADR	266,696

22,901	MMC Norilsk Nickel JSC ADR	404,368
22,400	Mobile Telesystems Sponsored ADR	387,072
4,392	NovaTek OAO Sponsored GDR (Registered Shares)	672,885
36,018	OAO Tatneft Sponsored GDR (Registered Shares)	1,166,372
241,202	Rosneft OJSC GDR (Registered Shares)	1,765,249
37,343	Rostelecom *	196,573
58,663	Sberbank Sponsored ADR *(a)	713,672
7,823	Sistema JSFC Sponsored GDR (Registered Shares)	156,869
184,231	Surgutneftegas Sponsored ADR	1,770,849
10,005	Uralkali Sponsored GDR (Registered Shares)	406,492

	Total Russia	17,951,613

	South Africa — 3.6%
23,064	Absa Group Ltd	409,282
4,200	African Rainbow Minerals Ltd	93,661
3,747	AngloGold Ashanti Ltd	177,519
70,253	Aveng Ltd	308,747
6,399	Bidvest Group Ltd	124,769
12,743	Exxaro Resources Ltd	284,400
173,951	FirstRand Ltd	432,233
916	Gold Fields Ltd	15,435
3,200	Gold Fields Ltd Sponsored ADR	54,208
68,039	Growthpoint Properties Ltd	154,478
4,362	Kumba Iron Ore Ltd	274,772
19,606	MTN Group Ltd	353,186
14,408	Murray & Roberts Holdings Ltd *	44,738
13,324	Nedbank Group Ltd	236,399
18,793	Remgro Ltd	283,569
46,523	RMB Holdings Ltd	151,042
30,981	Sanlam Ltd	114,867
11,833	Sasol Ltd	567,673
800	Sasol Ltd Sponsored ADR	38,328
20,736	Shoprite Holdings Ltd	350,019
2,840	Standard Bank Group Ltd	34,636
19,457	Steinhoff International Holdings Ltd *	56,999
97,361	Telkom South Africa Ltd	348,906
5,617	Tiger Brands Ltd	170,130
35,585	Vodacom Group Ltd	402,392
9,670	Wilson Bayly Holmes-Ovcon Ltd	125,807
42,121	Woolworths Holdings Ltd	210,606

	Total South Africa	5,818,801

	South Korea — 12.7%
9	BS Financial Group Inc *	94
14,187	Celltrion Inc	470,480
609	CJ CheilJedang Corp	156,120
1,200	Daewoo International Corp	29,876
1,920	Daewoo Shipbuilding & Marine Engineering Co Ltd	51,517
21,162	DGB Financial Group Inc *	249,256
5,318	Dongbu Insurance Co Ltd	245,084
548	Doosan Heavy Industries and Construction Co	32,597
312	E-Mart Co Ltd *	80,954
259	GLOVIS Co Ltd	51,501
895	GS Home Shopping Inc	85,636
17,932	Hana Financial Group Inc	648,722
12,547	Hanwha Corp	410,551
3,149	Hyosung Corp	177,282
1,841	Hyundai Heavy Industries Co Ltd	459,316
7,167	Hyundai Hysco	271,054
2,306	Hyundai Mobis	639,479
4,362	Hyundai Motor Co	848,479

3,491	Hyundai Steel Co	309,903
42,525	Industrial Bank of Korea	565,329
9,737	INTOPS Co Ltd	179,412
10,558	Kangwon Land Inc	260,240
3,324	Kia Motors Corp	211,463
86,960	Korea Exchange Bank	635,508
1,216	Korea Investment Holdings Co Ltd	40,861
642	Korea Zinc Co Ltd	197,887
6,000	KT Corp	192,152
21,100	KT Corp Sponsored ADR	338,655
18,627	KT&G Corp	1,260,614
59,208	LG Uplus Corp	353,980
133	Lotte Shopping Co Ltd	41,932
1,128	NCSoft Corp	306,939
1,000	NHN Corp *	221,854
444	OCI Company Ltd	93,664
150	ORION Corp	81,060
5,474	POSCO	1,844,885
577	POSCO ADR	49,420
47,580	Samho International Co Ltd *	78,719
718	Samsung C&T Corp	43,354
4,442	Samsung Electronics Co Ltd	4,042,752
3,041	Samsung Fire & Marine Insurance Co Ltd	599,911
2,078	Samsung Life Insurance Co Ltd	154,776
17,657	Shinhan Financial Group Co Ltd	658,306
595	Shinsegae Co Ltd	127,992
3,763	SK C&C Co Ltd	462,463
3,018	SK Telecom Co Ltd	404,406
72,839	SK Telecom Co Ltd ADR	1,077,289
226	SK Holdings Co Ltd	29,438
68,986	Woori Finance Holdings Co Ltd	618,063

	Total South Korea	20,391,225

	Sri Lanka — 0.1%
131,522	Hatton National Bank Plc	177,701
10,386	Hatton National Bank Plc (Non Voting)	7,751

	Total Sri Lanka	185,452

	Taiwan — 6.6%
130,660	Asia Cement Corp	144,455
131,871	Asustek Computer Inc	921,398
78,400	Catcher Technology Co Ltd	383,103
371,594	Chunghwa Telecom Co Ltd	1,231,791
4,289	Chunghwa Telecom Co Ltd ADR	143,381
1,308,577	Compal Electronics Inc	1,193,644
325,314	Far Eastone Telecommunications Co Ltd	619,760
46,000	Formosa Chemicals & Fibre Co	120,968
17,092	Fubon Financial Holding Co Ltd	17,815
28,091	Hon Hai Precision Industry Co Ltd	76,393
4,772	HTC Corp	78,564
263,000	Innolux Display Corp *	113,396
287,353	Lite-On Technology Corp	314,907
52,000	MediaTek Inc	496,248
117,289	Nan Ya Plastics Corp	218,433
50,793	Novatek Microelectronics Corp Ltd	127,930
147,100	Powertech Technology Inc	335,283
830,200	ProMOS Technologies Inc *	9,306
542,715	Quanta Computer Inc	1,092,341
134,880	Taishin Financial Holding Co Ltd	50,289
12,000	Taiwan Cement Corp	13,349
186,928	Taiwan Mobile Co Ltd	601,534

295,660	Taiwan Semiconductor Manufacturing Co Ltd	741,223
13,289	TPK Holding Co Ltd *	182,028
1,202,000	United Microelectronics Corp	533,361
20,400	United Microelectronics Corp Sponsored ADR	46,716
581,395	Wistron Corp	732,054
13,000	Yungtay Engineering Co Ltd	19,726

	Total Taiwan	10,559,396

	Thailand — 3.7%
199,890	Advanced Info Service Pcl (Foreign Registered) (a)	912,071
500,488	Asian Property Development Pcl (Foreign Registered) (a)	79,796
13,000	Bangkok Bank Pcl (Foreign Registered) (a)	67,515
34,950	Bangkok Bank Pcl NVDR	166,578
211,200	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	515,402
6,950	Banpu Pcl (Foreign Registered) (a)	124,561
91,200	BEC World Pcl (Foreign Registered) (a)	116,675
248,500	Charoen Pokphand Foods Pcl (Foreign Registered) (a)	268,634
102,700	CP ALL Pcl (Foreign Registered) (a)	168,115
121,900	Electricity Generating Pcl (Foreign Registered) (a)	348,575
1,463,400	Hemaraj Land and Development Pcl (Foreign Registered) (a)	107,273
716,200	Home Product Center Pcl (Foreign Registered) (a)	238,682
620,300	IRPC Pcl (Foreign Registered) (a)	79,742
57,910	Kasikornbank Pcl (Foreign Registered) (a)	225,343
69,900	Kasikornbank Pcl NVDR	269,694
222,000	Land & Houses Pcl NVDR	43,597
25,297	PTT Global Chemical Pcl NVDR * (a)	53,159
98,922	PTT Pcl (Foreign Registered) (a)	995,790
32,500	Robinson Department Store Pcl (Foreign Registered) (a)	38,665
46,939	Siam Cement Pcl (Foreign Registered) (a)	549,412
2,800	Siam Cement Pcl NVDR	28,999
64,450	Siam Commercial Bank Pcl (Foreign Registered) (a)	230,334
8,000	Siam Makro Pcl (Foreign Registered) (a)	59,316
202,200	Thai Tap Water Supply Pcl (Foreign Registered) (a)	34,460
65,300	Thanachart Capital Pcl (Foreign Registered) (a)	53,702
23,100	Tisco Financial Group Pcl (Foreign Registered) (a)	29,375
50,050	Total Access Communication Pcl (Foreign Registered) (a)	129,884

	Total Thailand	5,935,349

	Turkey — 2.6%
13,109	Akbank TAS	46,390
102,737	Arcelik AS	348,028
32,902	Enka Insaat ve Sanayi AS	81,633
267,558	Eregli Demir ve Celik Fabrikalari TAS	500,593
49,107	Haci Omer Sabanci Holding AS	154,980
118,803	Koc Holding AS	411,387
18,689	Tupras-Turkiye Petrol Rafineriler AS	427,864
136,620	Turk Telekomunikasyon AS	562,279
81,324	Turkcell Iletisim Hizmet AS *	406,554
141,044	Turkiye Garanti Bankasi	483,173
44,808	Turkiye IS Bankasi Class C	92,802
63,636	Turkiye Sise ve Cam Fabrikalari AS	107,638
76,671	Turkiye Vakiflar Bankasi TAO Class D	113,835
54,724	Turkiye Halk Bankasi AS	331,042
36,579	Yapi ve Kredi Bankasi AS *	61,536

	Total Turkey	4,129,734

	TOTAL COMMON STOCKS (COST $149,184,453)	136,776,380

	PREFERRED STOCKS — 11.7%

	Brazil — 8.5%
12,900	AES Tiete SA 11.00%	175,843
93,949	Banco Bradesco SA 0.62%	1,539,364
37,500	Banco do Estado do Rio Grande do Sul SA Class B 0.59%	400,019
23,700	Bradespar SA 0.03%	434,460
10,200	Brasil Telecom SA 2.70%	60,917
42,100	Centrais Eletricas Brasileiras SA Class B 6.98%	548,032
3,700	Companhia Paranaense de Energia Class B 0.85%	74,661
23,900	Eletropaulo Metropolitana SA 10.99%	432,839
116,952	Itausa-Investimentos Itau SA 0.51%	682,304
46,800	Klabin SA 2.65%	186,853
2,000	Lojas Americanas SA 0.43%	16,700
49,600	Metalurgica Gerdau SA 4.34%	469,573
10,524	Petroleo Brasileiro SA (Petrobras) 0.56%	128,324
124,690	Petroleo Brasileiro SA Sponsored ADR 0.60%	3,125,978
45,500	Tele Norte Leste Participacoes ADR 5.35%	430,430
54,900	Usinas Siderrurgicas de Minas Gerais SA Class A 3.15%	314,521
11,100	Vale Fertilizantes SA 0.44%	151,859
10,756	Vale SA Class A 0.98%	232,149
194,130	Vale SA Sponsored ADR 2.10%	4,245,623

	Total Brazil	13,650,449

	Chile — 0.0%
3,380	Embotelladora Andina SA B Shares 1.86%	15,076

	Russia — 1.9%
2,932,141	Surgutneftegaz Class S 7.78%	1,604,051
845	Transneft 0.70%	1,393,464

	Total Russia	2,997,515

	South Korea — 1.3%
6,794	Hyundai Motor Co 2.29%	423,550
3,032	Samsung Electronics Co Ltd (Non Voting) 0.86%	1,690,682

	Total South Korea	2,114,232

	TOTAL PREFERRED STOCKS (COST $19,763,586)	18,777,272

	INVESTMENT FUNDS — 1.6%

	United States — 1.6%
61,234	Vanguard Emerging Markets ETF (b)	2,498,347

	TOTAL INVESTMENT FUNDS (COST $2,391,343)	2,498,347

	MUTUAL FUNDS — 1.2%

	United States — 1.2%

	Affiliated Issuers
78,090	GMO U.S. Treasury Fund	1,953,022

	TOTAL MUTUAL FUNDS (COST $1,953,021)	1,953,022

Par Value	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.6%

	Time Deposits — 0.6%
USD 200,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 12/01/11	200,000

EUR	7	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.10%, due 12/01/11	9
HKD	18,087	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/11	2,328
USD	5,605	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 12/01/11	5,605
ZAR	1,373,305	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.85%, due 12/01/11	169,257
USD	200,000	Citibank (New York) Time Deposit, 0.03%, due 12/01/11	200,000
USD	200,000	HSBC Bank (New York) Time Deposit, 0.03%, due 12/01/11	200,000
USD	200,000	JPMorgan Chase (New York) Time Deposit, 0.03%, due 12/01/11	200,000

		Total Time Deposits	977,199

		TOTAL SHORT-TERM INVESTMENTS (COST $977,199)	977,199

		TOTAL INVESTMENTS — 100.4% (Cost $174,269,602)	160,982,220

		Other Assets and Liabilities (net) — (0.4%)	(671,561)

		TOTAL NET ASSETS — 100.0%	$160,310,659

Notes to Schedule of Investments:

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR — American Depositary Receipt

CPO — Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF — Exchange-Traded Fund

Foreign Registered — Shares issued to foreign investors in markets that have foreign ownership limits.

GDR — Global Depository Receipt

NVDR — Non-Voting Depository Receipt

* Non-income producing security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b) Represents an investment to obtain exposure in Emerging Markets. The Vanguard Emerging Markets ETF is a separate investment portfolio of Vanguard, Inc., a registered investment company. The Vanguard Emerging Markets ETF prospectus states that the fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Market Index, while employing a form of sampling to reduce risk.

Currency Abbreviations:

EUR — Euro

HKD — Hong Kong Dollar

USD — United States Dollar

ZAR — South African Rand

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$179,081,907	$7,683,373	$(25,783,060)	$(18,099,687)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$14	$24,100,653	$22,148,591	$539	$82	$1,953,022

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 4.1% of net assets. The Fund classifies such securities (levels defined below) as Level 3. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	65.5%
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) due to market events that have occurred since the local market close but prior to the close of the NYSE.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments: Certain of the Fund’s securities in Thailand and India were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations. The Fund values certain securities using a price from a comparable security related to the same issuer that trades on a different exchange.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Brazil	$18,720,769	$—	$—	$18,720,769
Chile	333,079	—	—	333,079
China	982,369	18,602,567	—	19,584,936
Czech Republic	—	2,607,992	—	2,607,992
Egypt	99,700	2,182,307	—	2,282,007
Hungary	—	1,851,146	—	1,851,146
India	782,023	6,626,828	555,408	7,964,259
Indonesia	320,950	9,934,918	—	10,255,868
Malaysia	—	840,336	—	840,336
Mexico	2,066,261	—	—	2,066,261
Morocco	—	486,258	—	486,258
Philippines	407,928	1,500,112	—	1,908,040
Poland	—	2,903,859	—	2,903,859
Russia	2,990,392	14,247,549	713,672	17,951,613
South Africa	270,055	5,548,746	—	5,818,801
South Korea	1,465,364	18,925,861	—	20,391,225
Sri Lanka	7,751	177,701	—	185,452
Taiwan	190,097	10,369,299	—	10,559,396
Thailand	—	562,027	5,373,322	5,935,349
Turkey	—	4,129,734	—	4,129,734

TOTAL COMMON STOCKS	28,636,738	101,497,240	6,642,402	136,776,380

Preferred Stocks
Brazil	13,650,449	—	—	13,650,449
Chile	15,076	—	—	15,076
Russia	1,604,051	1,393,464	—	2,997,515
South Korea	—	2,114,232	—	2,114,232

TOTAL PREFERRED STOCKS	15,269,576	3,507,696	—	18,777,272

Investment Funds
United States	2,498,347	—	—	2,498,347

TOTAL INVESTMENT FUNDS	2,498,347	—	—	2,498,347

Mutual Funds
United States	1,953,022	—	—	1,953,022

TOTAL MUTUAL FUNDS	1,953,022	—	—	1,953,022

Short-Term Investments	977,199	—	—	977,199

Total Investments	49,334,882	105,004,936	6,642,402	160,982,220

Total	$49,334,882	$105,004,936	$6,642,402	$160,982,220

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 4.1% of total net assets.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

											Net Change in
											Unrealized
											Appreciation
											(Depreciation)
						Change in					from
	Balances as			Accrued		Unrealized				Balances as	Investments
	of February			Discounts/	Total Realized	Appreciation	Transfers	Transfers out		of November	Still Held as of
	28, 2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	into Level 3 *	of Level 3 *		30, 2011	November 30, 2011
Common Stocks
Egypt	$2,848,899	$794,300	$(1,366,801)	$—	$(528,905)	$189,125	$—	$(1,936,618)	**	$—	$—
India	526,696	901,030	(657,336)	—	(34,188)	(83,651)	—	(97,143)	**	555,408	(63,299)
Russia	2,973,126	4,120,423	(5,132,550)	—	240,948	(714,705)	—	(773,570)	**	713,672	29,381
Thailand	8,703,006	4,575,899	(8,200,063)	—	1,534,035	(1,239,555)	—	—		5,373,322	523,638
Preferred Stocks
Russia	2,878,315	440,923	(441,968)		608	119,637	—	(2,997,515)	**	—	—

Total	$17,930,042	$10,832,575	$(15,798,718)	$—	$1,212,498	$(1,729,149)	$—	$(5,804,846)		$6,642,402	$489,720

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind. In addition, the Fund may buy securities that are less liquid than those in its benchmark.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Focused Investment Risk — Focusing investments in a limited number of countries and geographic regions creates additional risk.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds (including ETFs) in which it invests will not perform as expected.
• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless otherwise adjusted due to the time at which foreign markets close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers (unless otherwise adjusted due to the time at which foreign markets close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2011, the Fund held rights and/or warrants received as a result of corporate actions. The Fund held no rights or warrants at the end of the period.

The volume of derivative activity, based on absolute values (rights and/or warrants), outstanding at each month-end, was as follows for the period ended November 30, 2011:

Right and/or
Warrants
Average amount outstanding	$3,908

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 99.7%

		Albania — 0.1%

		Foreign Government Obligations
EUR	1,613,000	Albania Government International Bond, 7.50%, due 11/04/15	1,863,953

		Argentina — 11.6%

		Foreign Government Obligations — 10.1%
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, 4.00%, due 05/15/35	3,262,500
EUR	19,000,000	Republic of Argentina, Step Up, 2.26%, due 12/31/38	6,637,876
DEM	3,830,000	Republic of Argentina Discount Bond, Series DM, 6 mo. DEM LIBOR + .81%, 1.00%, due 03/31/23(b)	1,578,778
USD	10,240,448	Republic of Argentina Discount Bond, 5.77%, due 12/31/33	7,065,909
EUR	35,562,828	Republic of Argentina Discount Bond, 5.45%, due 12/31/33	28,193,595
EUR	351,220,524	Republic of Argentina GDP Linked, due 12/15/35(c)	44,833,811
ARS	28,000,000	Republic of Argentina GDP Linked, due 12/15/35(c)(d)	487,907
USD	24,331,990	Republic of Argentina GDP Linked, due 12/15/35(c)	2,596,223
ARS	28,000,000	Republic of Argentina Global Par Bond, Step Up, due 12/31/38	2,317,079
USD	7,500,000	Republic of Argentina Par Bond, Step Up, 2.50%, due 12/31/38	2,388,750
EUR	181,000,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	65,666,596

			165,029,024

		Judgments — 1.5%
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, 6 mo. LIBOR + .81%, 6.17%, due 03/31/23(b)(d)(e)	16,320,000
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Step Up, due 03/31/23(b)(d)(e)	8,542,500

			24,862,500

		Total Argentina	189,891,524

		Bahamas — 0.2%

		Foreign Government Obligations
USD	2,500,000	Commonwealth of Bahamas, Reg S, 6.95%, due 11/20/29	2,775,000

		Barbados — 0.3%

		Foreign Government Obligations
USD	4,800,000	Government of Barbados, Reg S, 7.00%, due 08/04/22	4,800,000

		Belize — 0.5%

		Foreign Government Obligations
USD	12,925,000	Government of Belize, Reg S, Step Up, 6.00%, due 02/20/29	7,755,000

		Bosnia & Herzegovina — 0.6%

		Foreign Government Obligations
DEM	18,428,120	Bosnia & Herzegovina, Series A, Reg S, 6 mo. DEM LIBOR + .81%, 2.51%, due 12/11/17	9,622,007

		Brazil — 5.2%

		Corporate Debt — 0.6%
USD	9,000,000	Petrobras International Finance Co., 6.88%, due 01/20/40	9,881,100

		Foreign Government Agency — 0.6%
USD	9,000,000	Banco Nacional de Desenvolvimento Economico e Social, Reg S, 5.50%, due 07/12/20	9,585,000

		Foreign Government Obligations — 4.0%
USD	3,366,904	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	3,484,745
USD	131,825	Brazilian Government International Exit Bonds, Odd Lot, 6.00%, due 09/15/13	128,529
USD	42,000,000	Republic of Brazil, 8.25%, due 01/20/34(g)	61,425,000

			65,038,274

		Total Brazil	84,504,374

		Chile — 0.1%

		Foreign Government Agency
USD	1,700,000	Empresa Nacional del Petroleo, Reg. S, 5.25%, due 08/10/20	1,785,000

		Colombia — 1.6%

		Foreign Government Agency — 0.6%
USD	8,000,000	Ecopetrol SA, 7.63%, due 07/23/19	9,600,000

		Foreign Government Obligations — 1.0%
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	9,440,000
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28	6,400,302

			15,840,302

		Total Colombia	25,440,302

		Congo Republic (Brazzaville) — 4.7%

		Foreign Government Obligations
USD	108,440,600	Republic of Congo, Reg S, Series INTL, Step Up, 3.00%, due 06/30/29	75,908,420

		Croatia — 0.4%

		Foreign Government Obligations
USD	8,000,000	Croatia Government International Bond, Reg. S, 6.38%, due 03/24/21	7,100,000

		Dominican Republic — 3.9%

		Asset-Backed Securities — 1.4%
USD	27,052,008	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24	23,129,467

		Foreign Government Obligations — 2.5%
USD	8,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	8,480,000
USD	42,557,000	Dominican Republic Discount Bond, 6 mo. LIBOR + .81%, 1.55%, due 08/30/24	32,343,320

			40,823,320

		Total Dominican Republic	63,952,787

		Ecuador — 0.2%

		Foreign Government Obligations
USD	11,587,000	Republic of Ecuador, Step Up, Reg S, due 08/15/30(b)	2,896,750
USD	1,375,909	Republic of Ecuador PDI (Global Bearer Capitalization Bond), PIK, 6 mo. LIBOR + .81%, 1.31%, due 02/27/15	983,775

		Total Ecuador	3,880,525

		Egypt — 0.2%

		Foreign Government Agency
USD	3,000,000	African Export-Import Bank, 8.75%, due 11/13/14	3,236,250

		El Salvador — 1.2%

		Foreign Government Obligations
USD	19,000,000	El Salvador Government International Bond, Reg S, 7.63%, due 02/01/41	19,627,000

		Gabon — 0.5%

		Foreign Government Obligations
USD	7,000,000	Gabonese Republic, Reg S, 8.20%, due 12/12/17	8,050,000

		Grenada — 0.3%

		Foreign Government Obligations
USD	9,000,000	Republic of Grenada, Reg S, Step Up, 4.50%, due 09/15/25	5,130,000

		Iceland — 0.4%

		Foreign Government Obligations
USD	6,000,000	Iceland Government International Bond, Reg S, 4.88%, due 06/16/16	5,880,000

		Indonesia — 2.9%

		Foreign Government Agency
USD	10,600,000	Majapahit Holding BV, Reg. S, 7.75%, due 01/20/20	12,208,550
USD	31,000,000	Majapahit Holding BV, Reg S, 7.88%, due 06/29/37	35,650,000

		Total Indonesia	47,858,550

		Iraq — 0.7%

		Foreign Government Obligations
USD	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28(g)	12,150,000

		Israel — 0.2%

		Foreign Government Agency
USD	3,000,000	Israel Electric Corp Ltd, Reg. S, 7.88%, due 12/15/26	3,146,250

		Ivory Coast — 2.0%

		Foreign Government Obligations
USD	65,439,000	Ivory Coast Government International Bond, Reg S, Step Up, 2.50%, due 12/31/32(b)	32,392,305

		Jamaica — 0.2%

		Corporate Debt
USD	4,000,000	National Road Operating & Constructing Co. Ltd., 144A, 9.38%, due 11/10/24	4,030,000

		Latvia — 0.2%

		Foreign Government Obligations
USD	4,000,000	Republic of Latvia, Reg. S, 5.25%, due 06/16/21	3,680,000

		Lithuania — 1.1%

		Foreign Government Obligations
USD	1,000,000	Republic of Lithuania, Reg S, 5.13%, due 09/14/17	960,880
USD	4,000,000	Republic of Lithuania, Reg S, 7.38%, due 02/11/20	4,240,000
USD	6,000,000	Republic of Lithuania, Reg S, 6.13%, due 03/09/21(g)	5,790,000
USD	7,000,000	Republic of Lithuania, 144A, 6.13%, due 03/09/21	6,755,000

		Total Lithuania	17,745,880

		Malaysia — 0.9%

		Asset-Backed Securities
MYR	50,000,000	Transshipment Megahub Berhad, Series F, 6.70%, due 11/02/12	14,472,235

		Mexico — 9.4%

		Foreign Government Agency — 2.9%
EUR	37,500,000	Pemex Project Funding Master Trust, Reg S, 5.50%, due 02/24/25	46,893,266

		Foreign Government Obligations — 6.5%
GBP	29,994,000	United Mexican States, GMTN, 6.75%, due 02/06/24	50,116,350
USD	55,000,000	United Mexican States, 5.75%, due 10/12/2110	56,375,000

			106,491,350

		Total Mexico	153,384,616

		Nigeria — 0.4%

		Foreign Government Obligations
USD	6,100,000	Nigeria Government International Bond, Reg S, 6.75%, due 01/28/21	6,344,000

		Pakistan — 0.8%

		Foreign Government Obligations
USD	20,000,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	12,600,000

		Peru — 1.4%

		Foreign Government Obligations
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25	6,786,340
USD	8,600,000	Peru Par Bond, Series 30 Yr., Step Up, 3.00%, due 03/07/27	7,310,000
USD	3,784,333	Peru Trust, Series 97-I-P, Class A3, Zero Coupon, due 12/31/15(d)(f)	567,650
USD	1,253,404	Peru Trust, Series 98-I-P, Zero Coupon, due 03/10/16(d)(f)	188,010
USD	1,356,611	Peru Trust II, Series 98-A LB, Zero Coupon, due 02/28/16(d)(f)	203,492
USD	8,000,000	Republic of Peru, Series 30 Yr., 5.63%, due 11/18/50(g)	8,480,000

		Total Peru	23,535,492

		Philippines — 9.1%

		Foreign Government Agency — 8.4%
USD	35,651,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	45,276,770
USD	55,450,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	73,194,000
USD	8,500,000	National Power Corp., Global Bond, 8.40%, due 12/15/16	10,370,000
USD	6,296,000	Power Sector Assets & Liabilities Management Corp, Reg. S, 7.39%, due 12/02/24	7,696,860

			136,537,630

		Foreign Government Obligations — 0.7%
USD	3,000,000	Republic of Philippines, 6.50%, due 01/20/20	3,577,500
USD	8,000,000	Republic of Philippines, 5.50%, due 03/30/26	8,880,000

			12,457,500

		Total Philippines	148,995,130

		Qatar — 2.1%

		Foreign Government Agency — 0.2%
USD	3,500,000	Qtel International Finance Ltd., Reg S, 5.00%, due 10/19/25	3,325,000

		Foreign Government Obligations — 1.9%
USD	30,000,000	Qatar Goverment International Bond, 144A, 5.75%, due 01/20/42	30,525,000

		Total Qatar	33,850,000

		Russia — 5.9%

		Corporate Debt — 4.9%
USD	36,200,000	Gaz Capital SA, Reg S, 9.25%, due 04/23/19(g)	44,073,500
USD	3,000,000	Sberbank of Russia Via SB Capital SA, Reg S, 5.72%, due 06/16/21	2,857,500
USD	14,900,000	Transcapital Ltd. (Transneft), Reg S, 8.70%, due 08/07/18	17,954,500
USD	7,600,000	VTB Bank OJSC Via VTB Capital SA, Reg S, 6.55%, due 10/13/20	7,220,000
USD	9,000,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	8,932,500

			81,038,000

		Foreign Government Agency — 1.0%
USD	15,000,000	RSHB Capital SA, Reg S, 6.30%, due 05/15/17	15,225,000

		Total Russia	96,263,000

		Senegal — 0.4%

		Foreign Government Obligations
USD	5,900,000	Republic of Senegal, Reg S, 8.75%, due 05/13/21	5,767,250

		Serbia — 1.5%

		Foreign Government Obligations
USD	12,000,000	Republic of Serbia, 144A, 7.25%, due 09/28/21	11,490,000
USD	12,970,558	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	12,419,309

		Total Serbia	23,909,309

		South Africa — 0.8%

		Foreign Government Agency — 0.3%
ZAR	163,000,000	Eskom Holdings Ltd., Zero Coupon, due 12/31/32	2,034,047
ZAR	20,000,000	Transnet Ltd., 13.50%, due 04/18/28	2,908,889

			4,942,936

		Foreign Government Obligations — 0.5%
USD	7,500,000	South Africa Government International Bond, 6.25%, due 03/08/41	8,456,250

		Total South Africa	13,399,186

		South Korea — 1.3%

		Foreign Government Agency
USD	8,000,000	Export-Import Bank of Korea, 5.13%, due 06/29/20	8,332,800
USD	4,000,000	Korea Gas Corp., Reg S, 6.00%, due 07/15/14	4,298,800
USD	8,000,000	Korea Hydro & Nuclear Power Co Ltd., Reg S, 4.75%, due 07/13/21	8,079,760

		Total South Korea	20,711,360

		Sri Lanka — 0.7%

		Foreign Government Obligations
USD	1,500,000	Republic of Sri Lanka, Reg S, 8.25%, due 10/24/12	1,520,445
USD	1,000,000	Republic of Sri Lanka, Reg S, 7.40%, due 01/22/15	1,056,200
USD	6,500,000	Republic of Sri Lanka, Reg S, 6.25%, due 10/04/20	6,532,500
USD	2,000,000	Republic of Sri Lanka, Reg S, 6.25%, due 07/27/21	1,990,000

		Total Sri Lanka	11,099,145

		Thailand — 0.3%

		Foreign Government Agency
USD	4,000,000	PTTEP Canada International Finance Ltd., Reg S, 5.69%, due 04/05/21	4,146,040

		Trinidad And Tobago — 1.4%

		Corporate Debt — 0.5%
USD	8,000,000	First Citizens St Lucia Ltd, Reg S, 4.90%, due 02/09/16	8,080,000

		Foreign Government Agency — 0.9%
USD	11,500,000	Petroleum Company of Trinidad and Tobago Ltd., Reg S, 9.75%, due 08/14/19	13,455,000
USD	1,312,500	Petroleum Company of Trinidad and Tobago Ltd., Reg. S, 6.00%, due 05/08/22	1,286,250

			14,741,250

		Total Trinidad And Tobago	22,821,250

		Tunisia — 0.3%

		Foreign Government Agency
JPY	360,000,000	Banque Centrale De Tunisie, Series 6BR, 4.35%, due 08/15/17	4,838,835

		Turkey — 4.5%

		Corporate Debt — 0.1%
USD	2,000,000	Export Credit Bank of Turkey, 144A, 5.38%, due 11/04/16	1,992,500

		Foreign Government Obligations — 4.4%
USD	41,000,000	Republic of Turkey, 6.75%, due 05/30/40(g)	43,357,500
USD	30,000,000	Republic of Turkey, 6.00%, due 01/14/41(g)	28,837,500

			72,195,000

		Total Turkey	74,187,500

		Ukraine — 0.6%

		Foreign Government Obligations
USD	4,000,000	City of Kyiv Via Kyiv Finance PLC, Reg. S, 9.38%, due 07/11/16	3,040,000
USD	8,000,000	Ukraine Government International Bond, Reg. S, 7.95%, due 02/23/21(g)	7,040,000

		Total Ukraine	10,080,000

		United States — 6.8%

		Asset-Backed Securities — 2.8%
USD	3,278,241	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.73%, due 05/15/24	1,573,556
USD	150,112	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.60%, due 10/25/34	95,921
USD	1,119,855	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.70%, due 10/25/30	811,895
USD	17,399,785	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, 1 mo. LIBOR + .24%, 0.49%, due 12/15/35	8,177,899
USD	12,778,105	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, 1 mo. LIBOR + .24%, 0.49%, due 12/15/35	5,782,092
USD	7,614,489	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XL, 1 mo. LIBOR + .20%, 0.45%, due 05/15/36	2,855,433
USD	3,789,097	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FF10, Class A6M, 1 mo. LIBOR + .35%, 0.61%, due 11/25/35	947,274
USD	1,261,840	GSAMP Trust, Series 05-HE6, Class A2B, 1 mo. LIBOR + .19%, 0.45%, due 11/25/35	1,165,688
USD	9,250,000	Home Equity Asset Trust, Series 07-1, Class 2A4, 1 mo. LIBOR + .23%, 0.49%, due 05/25/37	416,250
USD	8,608,688	IXIS Real Estate Capital Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .16%, 0.42%, due 08/25/36	1,850,868
USD	12,857,159	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.42%, due 10/25/36 ♦	3,857,148
USD	6,280,768	Morgan Stanley ABS Capital I, Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.43%, due 03/25/36	3,391,615

USD	14,530,541	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 11/25/36 ♦	3,559,983
USD	14,724,282	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, 1 mo. LIBOR + .22%, 0.48%, due 11/25/36 ♦	3,754,692
USD	12,868,000	Option One Mortgage Loan Trust, Series 06-3, Class 2A4, 1 mo. LIBOR + .22%, 0.48%, due 02/25/37	3,860,400
USD	8,000,000	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, 1 mo. LIBOR + .36%, 0.62%, due 04/25/37	2,740,000

			44,840,714

		U.S. Government — 4.0%
USD	9,639,573	Republic of Albania Par Bond, Zero Coupon, due 08/31/25(a)	4,723,391
USD	60,470,275	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12(c)(g)(h)	60,673,395

			65,396,786

		Total United States	110,237,500

		Uruguay — 2.4%

		Foreign Government Obligations
USD	29,851,571	Republic of Uruguay, 7.63%, due 03/21/36	39,702,590

		Venezuela — 8.3%

		Corporate Debt — 0.7%
USD	20,000,000	Electricidad de Caracas Finance BV, 8.50%, due 04/10/18	12,000,000

		Foreign Government Agency — 1.3%
USD	29,000,000	Petroleos de Venezuela SA, Reg S, 8.50%, due 11/02/17	21,677,500

		Foreign Government Obligations — 6.3%
USD	23,100,000	Republic of Venezuela, Reg S, 8.25%, due 10/13/24	14,610,750
USD	30,000,000	Republic of Venezuela, Reg S, 9.00%, due 05/07/23	20,250,000
USD	18,500,000	Republic of Venezuela, Reg S, 12.75%, due 08/23/22	16,233,750
USD	64,500,000	Republic of Venezuela, Reg. S, 11.95%, due 08/05/31	51,277,500

			102,372,000

		Total Venezuela	136,049,500

		Vietnam — 1.1%

		Foreign Government Obligations
USD	4,000,000	Socialist Republic of Vietnam, Series 30 Yr., 6 mo. LIBOR + .81%, 1.38%, due 03/13/28	3,160,000
USD	19,750,000	Socialist Republic of Vietnam, Series 30 Yr., Step Up, 4.00%, due 03/12/28	15,010,000

		Total Vietnam	18,170,000

		TOTAL DEBT OBLIGATIONS (COST $1,677,998,133)	1,626,769,065

		LOAN ASSIGNMENTS — 1.9%

		Angola — 0.3%
USD	2,300,000	Angolan Ministry of Finance Loan Agreement, 6 mo. LIBOR + 5.50%, 5.94%, due 03/07/13	2,139,000
USD	2,300,000	Angolan Ministry of Finance Loan Agreement, 6 mo. LIBOR + 5.50%, 5.94%, due 07/08/13	2,116,000

		Total Angola	4,255,000

		Dominican Republic — 0.1%
USD	3,200,135	Dominican Republic, 6 mo. LIBOR + 1.75%, 2.20%, due 08/15/15	2,598,190

		Indonesia — 1.0%
EUR	1,828,570	Republic of Indonesia, Indonesia Paris Club Debt, 4.00%, due 06/01/21(i)	1,824,359

USD	3,213,600	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.25%, due 12/14/19	2,892,240
USD	3,213,600	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.25%, due 12/14/19	2,892,240
USD	4,284,800	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.25%, due 12/14/19	3,856,320
USD	717,901	Republic of Indonesia Loan Agreement, dated September 29, 1994, 7.24%, due 12/01/11	656,879
USD	2,335,068	Republic of Indonesia Loan Agreement, dated September 29, 1994, 6 mo. LIBOR + .88%, 1.31%, due 12/01/19	2,136,587
JPY	48,600,000	Republic of Indonesia Loan Agreement, 6 mo. JPY TIBOR + .88%, 1.20%, due 03/28/13	589,015
USD	989,999	Republic of Indonesia Loan Agreement, 6 mo. LIBOR +.88%, 1.31%, due 03/29/13	930,599

		Total Indonesia	15,778,239

		Vietnam — 0.5%
USD	18,000,000	Vietnam Shipbuilding Industry Group Loan Agreement, 6 mo. LIBOR + 1.50%, 4.63%, due 06/26/15(b)	8,280,000

		TOTAL LOAN ASSIGNMENTS (COST $36,775,632)	30,911,429

		LOAN PARTICIPATIONS — 6.3%

		Egypt — 0.2%
CHF	3,708,432	Paris Club Loan Agreement (Participation with Standard Chartered Bank), due 01/03/24	3,186,949

		Indonesia — 1.7%
USD	395,520	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.25%, due 12/14/19	355,968
USD	527,360	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.25%, due 12/14/19	474,624
USD	395,520	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.25%, due 12/14/19	355,968
JPY	287,323,957	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY TIBOR +.88%, 1.20%, due 03/28/13	3,482,266
USD	9,513,696	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 3 mo. LIBOR + 1.25%, 1.70%, due 02/12/13	8,942,874
USD	8,604,627	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR +.88%, 1.42%, due 09/29/19	7,873,234
USD	6,477,988	Republic of Indonesia Loan Agreement (Participation with Morgan Stanley), 6 mo. LIBOR + .88%, 1.25%, due 12/14/19	5,830,189

		Total Indonesia	27,315,123

		Iraq — 2.7%
JPY	4,781,786,145	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), due 01/01/28	38,187,267
JPY	624,805,614	Republic of Iraq Paris Club Loan, T Chatani (Participation with Deutsche Bank), due 01/01/28	4,900,751

		Total Iraq	43,088,018

		Russia — 0.4%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd) (b)(d)	6,835,440

		Vietnam — 1.3%
JPY	1,972,198,951	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + .60%, 0.93%, due 09/01/17	21,868,117

		TOTAL LOAN PARTICIPATIONS (COST $90,818,731)	102,293,647

		PROMISSORY NOTES — 0.0%

		Ghana — 0.0%
USD	3,312,500	Republic of Ghana Promissory Notes, 0.00%, due (b)(d)(j)	331,250

		TOTAL PROMISSORY NOTES (COST $3,312,500)	331,250

Principal Amount		Description	Value ($)

		OPTIONS PURCHASED — 0.0%

		Options on Interest Rate Swaps — 0.0%

ILS	200,000,000	ILS Swaption Put, Expires 02/16/12, Strike 4.38% Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 200,000,000 ILS in which it will receive 3 month ILS TELBOR and will pay 4.38%, maturing on February 20, 2013. (OTC) (CP — JP Morgan Chase Bank, N.A.)	0

ILS	300,000,000	ILS Swaption Put, Expires 03/01/12 ,Strike 4.44% Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 300,000,000 ILS in which it will receive 3 month ILS TELBOR and will pay 4.44%, maturing on March 5, 2013. (OTC) (CP — JP Morgan Chase Bank, N.A.)	0

ZAR	800,000,000	ZAR Swaption Put, Expires 02/14/12, Strike 7.24% Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 800,000,000 ZAR in which it will receive 3 month ZAR JIBAR and will pay 7.24%, maturing on February 14, 2013. (OTC) (CP — JP Morgan Chase Bank, N.A.)	0

		Total Options on Interest Rate Swaps	0

		TOTAL OPTIONS PURCHASED (COST $1,188,216)	0

Shares		Description	Value ($)

		MUTUAL FUNDS — 3.8%

		United States — 3.8%

		Affiliated Issuers — 3.8%
	3,976,082	GMO Short-Duration Collateral Fund	26,281,902
	21,409	GMO Special Purpose Holding Fund(k)	8,349
	1	GMO U.S. Treasury Fund	31
	1,515,449	GMO World Opportunity Overlay Fund	35,764,589

		Total United States	62,054,871

		TOTAL MUTUAL FUNDS (COST $64,643,226)	62,054,871

		RIGHTS/WARRANTS — 0.6%

		Nigeria — 0.3%
	25,000	Central Bank of Nigeria Oil Warrants, Expires 11/15/20*	4,500,000

		Uruguay — 0.0%
	4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21*(d)	—

	Venezuela — 0.3%
205,145	Republic of Venezuela Oil Warrants, Expires 04/15/20*	5,590,201
6,660	Republic of Venezuela Oil Warrants, Expires 04/15/20*	181,485

	Total Venezuela	5,771,686

	Total RIGHTS/WARRANTS (COST $0)	10,271,686

	SHORT-TERM INVESTMENTS — 0.2%

	Money Market Funds — 0.2%
3,125,102	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00%(l)	3,125,102

	TOTAL SHORT-TERM INVESTMENTS (COST $3,125,102)	3,125,102

	TOTAL INVESTMENTS — 112.5% (Cost $1,877,861,540)	1,835,757,050
	Other Assets and Liabilities (net) — (12.5%)	(203,457,503)

	TOTAL NET ASSETS — 100.0%	$1,632,299,547

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
2/07/12	Deutsche Bank AG	EUR	10,000,000	$13,445,702	$(57,298)

Sales #
2/07/12	Deutsche Bank AG	EUR	280,000,000	$376,479,656	4,740,344
1/10/12	Credit Suisse International	GBP	30,000,000	47,050,418	$(721,118)
2/14/12	Deutsche Bank AG	JPY	4,600,000,000	59,402,725	461,928

				$482,932,799	$4,481,154

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	27,875,000	Barclays Bank PLC, 0.19%, dated 11/14/11, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 12/14/11.	$(27,877,501)
USD	16,706,250	Barclays Bank PLC, 0.19%, dated 11/18/11, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 12/19/11.	(16,707,396)
USD	1,640,606	Barclays Bank PLC, 0.25%, dated 11/09/11, to be repurchased on demand at face value plus accrued interest. (m)	(1,640,845)

USD	1,102,969	Barclays Bank PLC, 0.35%, dated 11/18/11, to be repurchased on demand at face value plus accrued interest. (m)	(1,103,076)
USD	7,554,267	JPMorgan Chase Bank, N.A., 0.00%, dated 11/07/11, to be repurchased on demand at face value plus accrued interest. (m)	(7,554,267)
USD	13,060,583	JPMorgan Chase Bank, N.A., 0.55%, dated 11/04/11, to be repurchased on demand at face value plus accrued interest. (m)	(13,065,173)
USD	19,965,000	JPMorgan Chase Bank, N.A., 0.70%, dated 03/04/11, to be repurchased on demand at face value plus accrued interest. (m)	(20,069,040)
USD	36,015,188	JPMorgan Chase Bank, N.A., 0.75%, dated 02/04/11, to be repurchased on demand at face value plus accrued interest. (m)	(36,238,031)
USD	33,223,125	JPMorgan Chase Bank, N.A., 0.75%, dated 11/02/11, to be repurchased on demand at face value plus accrued interest. (m)	(33,242,505)
USD	29,922,500	JPMorgan Chase Bank, N.A., 0.90%, dated 11/16/11, to be repurchased on demand at face value plus accrued interest. (m)	(29,929,981)
USD	30,617,361	JPMorgan Chase Bank, N.A., 0.95%, dated 11/16/11, to be repurchased on demand at face value plus accrued interest. (m)	(30,625,441)

			$(218,053,256)

Average balance outstanding	$(279,217,889)
Average interest rate	0.51%
Maximum balance outstanding	$(351,205,903)
Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.
Swap Agreements
Credit Default Swaps

								Maximum Potential		Net
						Implied		Amount of Future		Unrealized
Notional		Expiration		Receive	Annual	Credit	Reference	Payments by the Fund		Appreciation/
Amount		Date	Counterparty	(Pay)^	Premium	Spread (1)	Entity	Under the Contract (2)		(Depreciation)
1,000,100	USD	12/20/2011	Deutsche Bank AG	Receive	1.60%	2.4%	Stemcor UK Ltd.	1,000,100	USD	$2,711
8,500,000	EUR	1/20/2012	Deutsche Bank AG	(Pay)	0.42%	1.41%	Republic of Kazakhstan	N/A		(1,685)
4,100,000,000	KZT	1/20/2012	Deutsche Bank AG	Receive	0.32%	1.06%	Republic of Kazakhstan	4,100,000,000	KZT	3,006
20,000,000	USD	6/20/2012	Goldman Sachs International	(Pay)	5.00%	N/A	Republic of Argentina	N/A		(362,684)
5,000,000	USD	7/30/2012	JP Morgan Chase Bank, N.A.	Receive	3.05%	0.57%	Republic of Chile	5,000,000	USD	135,851
5,000,000	USD	8/20/2012	JP Morgan Chase Bank, N.A.	Receive	3.50%	4.65%	Republic of Jamaica	5,000,000	USD	7,300
15,000,000	USD	9/20/2012	JP Morgan Chase Bank, N.A.	(Pay)	1.15%	0.66%	Republic of Peru	N/A		(93,828)
10,000,000	USD	9/20/2012	JP Morgan Chase Bank, N.A.	(Pay)	1.25%	1.72%	Gazprom OAO	N/A		13,589

85,000,000	PEN	9/20/2012	JP Morgan Chase Bank, N.A.	Receive	0.92%	0.62%	Republic of Peru	85,000,000	PEN	133,264
2,000,000	USD	9/20/2012	Goldman Sachs International	(Pay)	9.20%	4.24%	Republic of Argentina	N/A		(115,869)
10,000,000	USD	10/4/2012	JP Morgan Chase Bank, N.A.	Receive	2.95%	0.57%	Republic of Chile	10,000,000	USD	249,802
4,000,000	USD	10/20/2012	UBS AG	(Pay)	3.90%	6.79%	Petroleos de Venezuela	N/A		81,079
4,000,000	USD	10/20/2012	UBS AG	(Pay)	4.13%	6.79%	Petroleos de Venezuela	N/A		72,161
42,000,000	USD	12/20/2012	Morgan Stanley Capital Services Inc.	(Pay)	1.20%	0.05%	Reference security within CDX IG Index	N/A		(614,198)
125,384,851	USD	12/20/2012	Morgan Stanley Capital Services Inc.	Receive	0.71%	0.01%	Reference security within CDX IG Index	125,384,851	USD	1,113,029
20,000,000	USD	12/20/2012	JP Morgan Chase Bank, N.A.	(Pay)	5.00%	5.02%	Republic of Argentina	N/A		(192,532)
10,000,000	USD	12/20/2012	Goldman Sachs International	(Pay)	5.00%	5.02%	Republic of Argentina	N/A		(96,266)
22,000,000	USD	6/20/2013	Deutsche Bank AG	(Pay)	5.79%	7.07%	Republic of Argentina	N/A		(158,061)
82,046,951	RUB	6/21/2013	Deutsche Bank AG	Receive	2.35%	10.34%	VTB Leasing	82,046,951	RUB	(42,878)
16,938,484	USD	6/24/2013	JP Morgan Chase Bank, N.A.	Receive	1.37%	4.32%	VTB Leasing	16,938,484	USD	(381,538)
277,250,000	PEN	8/20/2013	JP Morgan Chase Bank, N.A.	Receive	0.96%	0.89%	Republic of Peru	277,250,000	PEN	393,636
50,000,000	USD	8/20/2013	JP Morgan Chase Bank, N.A.	(Pay)	1.20%	1.07%	Republic of Peru	N/A		(280,864)
130,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	3.30%	1.14%	Republic of Brazil	130,000,000	USD	5,772,647
80,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	4.05%	1.14%	Republic of Brazil	80,000,000	USD	4,748,564
11,850,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.20%	0.98%	Republic of Brazil	N/A		(6,914,746)
7,110,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.95%	0.98%	Republic of Brazil	N/A		(5,506,221)
10,000,000	USD	12/24/2013	JP Morgan Chase Bank, N.A.	Receive	3.80%	2.04%	Republic of Turkey	10,000,000	USD	525,067
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.68%	5.01%	Italy Government International Bond	N/A		936,715
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.49%	1.48%	Republic of Austria	N/A		(126,988)
28,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	5.01%	Republic of Italy	N/A		1,860,532

14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.45%	0.50%	United Kingdom Government	N/A		(344,005)
10,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.85%	5.01%	Italy Government International Bond	N/A		629,926
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	2.39%	89.29%	Hellenic Republic of Greece	N/A		21,734,124
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.28%	0.50%	United Kingdom Government	N/A		(793,077)
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	2.80%	89.29%	Hellenic Republic of Greece	N/A		7,753,554
2,000,000	USD	8/24/2014	Deutsche Bank AG	(Pay)	4.25%	3.73%	Lebanese Republic	N/A		(49,271)
15,000,000	USD	9/20/2014	Deutsche Bank AG	Receive	3.77%	1.99%	Russian Federation	15,000,000	USD	841,809
15,000,000	USD	9/20/2014	Deutsche Bank AG	(Pay)	4.03%	2.62%	Sberbank	N/A		(680,984)
5,000,000	USD	3/20/2015	JP Morgan Chase Bank, N.A.	Receive	5.00%	8.64%	Government of Ukraine	5,000,000	USD	(457,383)
25,000,000	USD	3/20/2015	JP Morgan Chase Bank, N.A.	Receive	5.00%	8.64%	Government of Ukraine	25,000,000	USD	(2,286,915)
8,000,000	USD	3/20/2015	JP Morgan Chase Bank, N.A.	Receive	5.00%	8.64%	Government of Ukraine	8,000,000	USD	(731,813)
575,500,000	EUR	3/20/2015	Deutsche Bank AG	(Pay)	3.72%	8.82%	Venezuela Eurobond	N/A		103,265,374
765,000,000	USD	3/20/2015	Deutsche Bank AG	Receive	3.80%	8.90%	Bolivarian Republic of Venezuela	765,000,000	USD	(103,351,103)
412,500,000	USD	4/20/2015	Deutsche Bank AG	Receive	4.40%	8.92%	Bolivarian Republic of Venezuela	412,500,000	USD	(51,190,774)
300,000,000	EUR	4/20/2015	Deutsche Bank AG	(Pay)	4.32%	8.85%	Bolivarian Republic of Venezuela	N/A		49,429,850
30,000,000	USD	6/20/2015	Barclays Bank PLC	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(2,599,833)
40,000,000	USD	6/20/2015	Barclays Bank PLC	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(3,466,444)
11,000,000	USD	6/20/2015	Deutsche Bank AG	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(953,272)
15,000,000	USD	9/20/2015	Barclays Bank PLC	(Pay)	1.00%	1.43%	Republic of Colombia	N/A		208,572
56,950,000,000	COP	11/20/2015	Citibank N.A.	Receive	1.81%	1.16%	Republic of Colombia	56,950,000,000	COP	699,513
15,000,000	USD	2/20/2016	Citibank N.A.	(Pay)	2.16%	1.50%	Republic of Colombia	N/A		(490,077)
56,700,000,000	COP	2/20/2016	Citibank N.A.	Receive	1.46%	1.19%	Republic of Colombia	56,700,000,000	COP	413,669

114,800,000,000	COP	4/20/2016	Citibank N.A.	Receive	1.33%	1.21%	Republic of Colombia	114,800,000,000COP		359,565
25,000,000	USD	4/20/2016	Citibank N.A.	(Pay)	1.90%	1.53%	Republic of Colombia	N/A		(442,052)
18,333,333	EUR	6/17/2016	Deutsche Bank AG	Receive	5.60%	11.49%	Republic of Angola	18,333,333	EUR	343,183
20,000,000	USD	8/20/2016	Citibank N.A.	(Pay)	2.15%	1.58%	Republic of Colombia	N/A		(628,944)
97,680,000,000	COP	8/20/2016	Citibank N.A.	Receive	1.51%	1.26%	Republic of Colombia	97,680,000,000	COP	726,397
32,500,000	USD	2/20/2017	Deutsche Bank AG	Receive	2.43%	9.51%	Bolivarian Republic of Venezuela	32,500,000	USD	(8,702,498)
32,000,000	PEN	5/20/2017	Deutsche Bank AG	Receive	0.79%	1.37%	Republic of Peru	32,000,000	PEN	(327,684)
2,500,000	USD	5/20/2017	Deutsche Bank AG	(Pay)	1.05%	1.70%	Republic of Peru	N/A		81,174
35,000,000	USD	7/20/2017	UBS AG	Receive	2.26%	2.84%	Republic of Turkey	35,000,000	USD	(739,479)
4,500,000	USD	7/20/2017	JP Morgan Chase Bank, N.A.	Receive	3.30%	5.58%	Republic of Jamaica	4,500,000	USD	(411,989)
10,000,000	USD	12/20/2018	Deutsche Bank AG	Receive	0.44%	1.02%	United Kingdom Government	10,000,000	USD	(365,000)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.62%	4.75%	Italy Government International Bond	10,000,000	USD	(1,651,339)
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.46%	2.00%	Republic of Austria	30,000,000	USD	(936,286)
20,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	4.75%	Republic of Italy	20,000,000	USD	(3,258,071)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.70%	4.75%	Italy Government International Bond	10,000,000	USD	(1,606,732)
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	2.25%	55.21%	Hellenic Republic of Greece	30,000,000	USD	(17,010,710)
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.25%	1.03%	United Kingdom Government	30,000,000	USD	512,410
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	2.61%	55.21%	Hellenic Republic of Greece	10,000,000	USD	(5,624,296)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.35%	1.03%	United Kingdom Government	10,000,000	USD	239,130
6,000,000	USD	3/20/2020	Barclays Bank PLC	Receive	1.00%	5.79%	Republic of Croatia	6,000,000	USD	(1,564,774)

20,000,000	USD	8/15/2031	Goldman Sachs International	(Pay)	1.84%	1.98%	United Mexican States	N/A	240,168

									$(22,025,792)

								Premiums to (Pay) Receive	$19,845,518

^	Receive — Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. (Pay) — Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
Interest Rate Swaps

							Net Unrealized
Notional		Expiration		Receive			Appreciation/
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	(Depreciation)
46,800,000	PEN	4/21/2014	JP Morgan Chase Bank, N.A.	Receive	5.03%	6 month LIBOR	$1,018,993
51,000,000	BRL	1/2/2013	JP Morgan Chase Bank, N.A.	Receive	13.80%	Floating Rate CDI	947,317
43,000,000	PEN	2/16/2012	JP Morgan Chase Bank, N.A.	(Pay)	1.41%	6 month LIBOR	(335,425)

							$1,630,885

					Premiums to (Pay) Receive		$—

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
Total Return Swaps

Net Unrealized
Notional		Expiration				Appreciation/
Amount		Date	Counterparty	Fund Pays	Fund Receives	(Depreciation)
5,000,000	USD	12/12/2011	Barclays Bank PLC	0.85% of notional amount	Total Return on Venezuela 11.75% Bond	$324,689

					Premiums to (Pay) Receive	$—

As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC — Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CDI — Certificado de Deposito Interbancario

CP — Counterparty

DEM LIBOR — London Interbank Offered Rate denominated in Deutsche Marks

FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

GDP — Gross Domestic Product

GMTN — Global Medium Term Note

ILS TELBOR — Tel Aviv Interbank Offered Rate denominated in Israeli Shekel

JPY LIBOR — London Interbank Offered Rate denominated in Japanese Yen

JPY TIBOR — Tokyo Interbank Offered Rate

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

OTC — Over-the-Counter

PDI — Past Due Interest

PIK — Payment In Kind

Reg S — Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

VRRB — Variable Rate Reduction Bond

XL — Insured as to the payment of principal and interest by XL Capital Assurance.

ZAR Jibar — Johannesburg Interbank Offered Rate denominated in South African Rand

The rates shown on variable rate notes are the current interest rates at November 30, 2011, which are subject to change based on the terms of the security.

♦	These securities are primarily backed by subprime mortgages.

*	Non-income producing security.

(a)	Security is backed by the U.S. Government.

(b)	Security is in default.

(c)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(e)	Security represents a judgment against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. See “Other matters” for additional information.

(f)	These Peru Trust securities are currently in default. See “Other matters” for additional information.

(g)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(h)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on open swap contracts, forward currency contracts, and/or written options, if any.

(i)	Non-performing. Borrower not currently paying interest.

(j)	Republic of Ghana promissory notes are currently in default. See “Other matters” for additional information.

(k)	Underlying investment represents interests in defaulted claims. See “Other matters” for additional information.

(l)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.

(m)	These Reverse Repurchase Agreements have an open maturity date and can be closed on demand.
Currency Abbreviations:
ARS — Argentine Peso
BRL — Brazilian Real
CHF — Swiss Franc
COP — Colombian Peso

DEM — Deutsche Mark
EUR — Euro
GBP — British Pound
ILS — Israeli Shekel
JPY — Japanese Yen
KZT — Kazakhstan Tenge
MYR — Malaysian Ringgit
PEN — Peruvian Sol
RUB — Russian Ruble
USD — United States Dollar
ZAR — South African Rand
As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 1,885,658,404	$177,271,527	$(227,172,881)	$(49,901,354)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Returm of	Value, end of
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	period
GMO Short-Duration Collateral Fund	$41,271,731	$—	$—	$312,635	$—	$13,770,029	$26,281,902
GMO Special Purpose Holding Fund	10,705	—	—	—	—	—	8,349
GMO U.S. Treasury Fund	31	—	—	—	—	—	31
GMO World Opportunity Overlay Fund	34,370,376	—	—	—	—	—	35,764,589

Totals	$75,652,843	$—	$—	$312,635	$—	$13,770,029	$62,054,871

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through November 31, 2011 for tax purposes. The actual tax characterization of distributions paid by the underlying funds will be determined through fiscal year ending February 29, 2012.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.

Portfolio valuation

Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 2.3% of net assets. The Fund and the underlying funds classify such securities (levels defined below) as Level 3. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.

Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 21.7% of the net assets of the Fund.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and market data from pricing vendors) to value certain credit default swaps.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using quoted prices. In some cases, quoted prices or prices calculated by using industry models are adjusted by a specified discount for liquidity or other considerations (including the Argentine judgment described in Other Matters below). In addition, the Fund valued certain sovereign debt securities using comparable securities issued by the sovereign adjusted by a specified spread. The Fund valued certain other debt securities by using a specified spread above the LIBOR rate. The Fund deemed certain defaulted securities to be worthless. The Fund also used third party valuation services to value certain credit default swaps using unobservable inputs.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:
ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs
Description	(Level 1)	(Level 2)		(Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$1,573,556		$80,868,860	$82,442,416
Corporate Debt	—	112,991,600		4,030,000	117,021,600
Foreign Government Agency	—	308,151,672		40,098,195	348,249,867
Foreign Government Obligations	—	622,725,934		366,069,962	988,795,896
Judgments	—	—		24,862,500	24,862,500
U.S. Government	—	65,396,786		—	65,396,786

TOTAL DEBT OBLIGATIONS	—	1,110,839,548		515,929,517	1,626,769,065

Loan Assignments	—	—		30,911,429	30,911,429
Loan Participations	—	—		102,293,647	102,293,647
Promissory Notes	—	—		331,250	331,250
Options Purchased	—	0	*	—	—
Mutual Funds	62,046,522	8,349		—	62,054,871
Rights/Warrants	—	—		10,271,686	10,271,686
Short-Term Investments	3,125,102	—		—	3,125,102

Total Investments	65,171,624	1,110,847,897		659,737,529	1,835,757,050

Derivatives**
Forward Currency Contracts
Foreign Currency Risk	—	5,202,272		—	5,202,272
Swap Agreements
Credit Risk	—	50,829,141		152,698,230	203,527,371
Interest Rate Risk	—	1,966,310		—	1,966,310
Equity Risk	—	324,689		—	324,689

Total	$65,171,624	$1,169,170,309		$812,435,759	$2,046,777,692

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives**
Forward Currency Contracts
Foreign Currency Risk	$—	$(778,416)	$—	$(778,416)
Swap Agreements
Credit Risk	—	(62,308,788)	(163,244,375)	(225,553,163)
Interest Rate Risk	—	(335,425)	—	(335,425)

Total	$—	$(63,422,629)	$(163,244,375)	$(226,667,004)

*	Represents the investment in securities that were determined to have a fair value of zero at November 30, 2011.

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

**	Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 42.1% and (0.6)% of total net assets, respectively.

For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
						Change in				(Depreciation)
	Balances as of			Accrued		Unrealized			Balances as of	from Investments
	February 28,			Discounts/	Total Realized	Appreciation	Transfers into	Transfers out of	November 30,	Still Held as of
	2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	level 3 *	level 3 *	2011	November 30, 2011
Debt Obligations
Asset-Backed Securities	$96,820,133	$503,783	$(9,378,111)	$10,308	$268,242	$(7,355,495)	$—	$—	$80,868,860	$(7,355,494)
Corporate Debt	8,020,000	4,000,000	(8,000,000)	—	—	10,000	—	—	4,030,000	4,030,000
Foreign Government Agency	137,425,667	27,840,937	(17,550,306)	698,575	444,476	1,423,282	—	(110,184,436)	40,098,195	163,980
Foreign Government Obligations	523,408,255	54,268,789	(68,374,293)	8,742,561	8,054,743	(53,608,549)	—	(106,421,544)	366,069,962	(48,769,800)
Judgments	28,170,000	—	—	481,588	—	(3,789,088)	—	—	24,862,500	(3,789,088)

Total Debt Obligations	793,844,055	86,613,509	(103,302,710)	9,933,032	8,767,461	(63,319,850)	—	(216,605,980)	515,929,517	(55,720,402)

Loan Assignments	33,280,252	970,000	(2,659,041)	721,968	614,511	(2,016,261)	—	—	30,911,429	(2,016,261)
Loan Participations	117,371,965	—	(11,617,259)	1,533,602	3,326,096	(8,320,757)	—	—	102,293,647	(8,320,757)
Promissory Notes	1,071,677	—	(817,249)	42,241	—	34,581	—	—	331,250	—
Rights and Warrants	10,377,589	—	—	—	—	(105,903)	—	—	10,271,686	(105,903)

Total Investments	955,945,538	87,583,509	(118,396,259)	12,230,843	12,708,068	(73,728,190)	—	(216,605,980)	659,737,529	(66,163,323)

Derivatives
Swap Agreements	(10,713,914)	—	1,124,209	—	(1,124,209)	167,769	—	—	(10,546,145)	(10,546,145)

Total	$945,231,624	$87,583,509	$(117,272,050)	$12,230,843	$11,583,859	$(73,560,421)	$—	$(216,605,980)	$649,191,384	$(76,709,468)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. Loan agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of November 30, 2011, the Fund had received $217,682,849 from reverse repurchase agreements relating to securities with a market value, plus accrued interest, of $221,928,239. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Other matters

In December 2005, the Fund entered into litigation against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. A judgment was awarded in the Fund’s favor on September 24, 2007; however, the Fund’s ability to collect on this judgment remains uncertain, and the Fund is not able to transfer or sell the judgment without court consent. In late May 2010, Argentina commenced a public debt exchange in which certain defaulted debts, including legal judgments on those debts, were eligible to be exchanged for currently performing Argentina Bonds. The eligible portion of the Fund’s judgment was tendered in the debt exchange and the Fund received new bonds in June 2010. The remaining portion of the Fund’s judgment, which continues to be valued according to the Fund’s valuation policy, represented 1.5% of the net assets of the Fund as of November 30, 2011.

Peru Trust, Series 1998 I-P; Peru Trust, Series 97-I-P; and Peru Trust II, Series 98-A LB (the “Peru Trusts”) held by the Fund are currently in default. The Peru Trusts hold obligations of Istituto per i Servizi Assicurativi e il Credito all’Espotazione (“SACE”), the Italian Agency for Insurance of Export Credits. The obligations are payable only to the extent SACE recovers amounts from the Government of Peru (“Peru”) in relation to certain export insurance policies. Peru fully paid all of its obligations to SACE on August 24, 2009; however, payments to the Peru Trusts by SACE remain outstanding. Litigation between the Peru Trusts and SACE is pending in Italy with respect to the outstanding payments. The Peru Trusts’ ability to recover such payments, and the Fund’s corresponding ability to receive payment with respect to its investment in the Peru Trusts, remains uncertain. The Peru Trusts, which continue to be valued according to the Fund’s valuation policy, represented 0.1% of the net assets of the Fund as of November 30, 2011. Costs associated with this action are borne by the Fund.

In July 2008, the Fund entered into litigation against GNPA Limited (“GNPA”) (an entity wholly owned by the government of Ghana) seeking payment on an unconditional promissory note issued by GNPA. A judgment was awarded in the Fund’s favor in February 2010; however, the Fund’s ability to collect on this judgment remains uncertain. The defaulted promissory note, which continues to be valued according to the Fund’s valuation policy, represented less than 0.1% of the net assets of the Fund as of November 30, 2011. Costs associated with this action are borne by the Fund.

In connection with the Fund’s purchase of Venezuelan bonds between 2000 and 2002, the Fund acquired warrants which (along with related payments on those warrants) have not been received in custody. The Fund’s trading counterparties have acknowledged their delivery obligations but have not necessarily accepted legal liability for payment. Because there can be no assurance that the Fund will receive the warrants (or related payments), the Fund values the warrants at fair value using methods determined in good faith by or at the discretion of the Trustees of GMO Trust. The value of any possible recovery is carried at $1,015,199 representing 0.1% of the net assets of the Fund as of November 30, 2011.

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended November 30, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

Investment and other risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in rapidly declining markets, the percentage decline in the value of the Fund is likely to exceed that of its benchmark.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind. Sovereign debt of emerging countries is not widely traded and may be subject to purchase and sale restrictions. In addition, because the Fund typically invests in securities that are less liquid than those in its benchmark, in rapidly declining markets the percentage decline in the Fund’s investments is likely to exceed that of its benchmark.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in a limited number of countries, regions, sectors or companies creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.
The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended November 30, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2011, the Fund used purchased option contracts to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used swap agreements to adjust interest rate exposure, adjust exposure to certain markets, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Additionally, the Fund owns warrants linked to the price of oil. During the period ended November 30, 2011, the Fund held rights and/or warrants received to adjust exposure to certain markets. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options, rights and/or warrants)	$—	$—	$—	$—	$10,271,686	$10,271,686
Unrealized appreciation on forward currency contracts	—	5,202,272	—	—	—	5,202,272
Unrealized appreciation on swap agreements	1,966,310	—	203,527,371	324,689	—	205,818,370

Total	$1,966,310	$5,202,272	$203,527,371	$324,689	$10,271,686	$221,292,328

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(778,416)	$—	$—	$—	$(778,416)
Unrealized depreciation on swap agreements	(335,425)	—	(225,553,163)	—	—	(225,888,588)

Total	$(335,425)	$(778,416)	$(225,553,163)	$—	$—	$(226,667,004)

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts, and rights and/or warrants), notional amounts (swap agreements), or principal amounts (options) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Forward
	Currency	Swap		Rights and/or
	Contracts	Agreements	Options	Warrants
Average amount outstanding	$539,499,784	$4,565,788,786	$401,027,019	$10,306,987

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Domestic Opportunities Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 83.0%

	Brazil — 10.3%
138,500	Arcos Dorados Holdings Inc Class A	3,035,920
533,400	Brasil Brokers Participacoes SA	1,796,337
95,912	Companhia de Bebidas das Americas	2,630,705
146,600	Fleury SA	1,670,008
231,400	Gafisa SA ADR	1,393,028
331,200	Itau Unibanco Holding SA ADR	5,895,360
409,100	Light SA	6,200,918
155,300	LPS Brasil Consultoria de Imoveis SA	2,319,602
305,400	Multiplus SA	5,353,599
285,100	PDG Realty SA Empreendimentos e Participacoes	1,059,459
290,400	Redecard SA	4,897,946
202,800	Telefonica Brasil SA ADR	5,469,516

	Total Brazil	41,722,398

	China — 11.8%
9,531	Baidu Inc Sponsored ADR *	1,248,466
1,678,000	China Mengniu Dairy Co Ltd	6,045,864
207,500	China Mobile Ltd	2,048,937
2,144,000	Dah Chong Hong Holdings Ltd	2,971,178
1,912,000	Dongfeng Motor Group Co Ltd Class H	2,871,691
710,000	Galaxy Entertainment Group Ltd *	1,417,254
1,669,000	Haitian International Holdings Ltd	1,447,221
532,500	Hengan International Group Co Ltd	5,016,811
36,000	Home Inns & Hotels Management Inc ADR *	1,118,160
2,257,500	Intime Department Store Group Co Ltd	2,650,763
6,974,450	Kingdee International Software Group Co Ltd	2,372,535
1,920,000	Kunlun Energy Company Ltd	2,598,688
170,700	New Oriental Education & Technology Group Inc Sponsored ADR *	4,308,468
4,245,500	Sun Art Retail Group Ltd *	5,803,663
1,430,000	Tingyi (Cayman Islands) Holding Corp	4,652,341
1,974,000	Trinity Ltd	1,444,343

	Total China	48,016,383

	Hong Kong — 0.5%
707,000	Chow Sang Sang Holdings International Ltd	1,961,573

	India — 6.0%
18,378	Asian Paints Ltd	1,022,213
375,442	Coromandel International Ltd	2,081,917
1,485,240	Dish TV India Ltd *	1,857,364
31,191	Glaxo SmithKline Consumer Healthcare Ltd	1,502,147
33,985	Hero Honda Motors Ltd	1,329,464
914,220	Idea Cellular Ltd *	1,687,204
394,039	Indraprastha Gas Ltd	3,055,754
299,602	IndusInd Bank Ltd (a)	1,450,022
66,894	Jubilant Foodworks Ltd *	1,005,625
81,990	Kotak Mahindra Bank Ltd	747,325
139,725	Mahindra & Mahindra Ltd	1,991,673
36,062	Nestle India Ltd	2,930,854
398,058	Petronet LNG Ltd	1,261,953
473,846	Rallis India Ltd	1,388,002
187,993	Sun TV Network Ltd	957,922

	Total India	24,269,439

	Indonesia — 9.2%
10,158,500	ACE Hardware Indonesia Tbk PT	4,306,727
1,350,500	Astra International Tbk PT	10,847,518
2,967,500	Bank Central Asia Tbk PT	2,645,313
4,750,855	Bank Danamon Indonesia Tbk PT	2,349,542
13,194,500	Bank Mandiri Tbk PT	9,610,337
1,564,500	Indomobil Sukses Internasional Tbk PT *	2,298,063
4,412,500	Kalbe Farma Tbk PT	1,745,999
11,000	Sumber Alfaria Trijaya Tbk PT	5,117
1,310,287	United Tractors Tbk PT	3,455,762

	Total Indonesia	37,264,378

	Macau — 0.3%
354,400	Wynn Macau Ltd *	1,038,780

	Malaysia — 1.8%
1,294,700	AMMB Holdings Berhad	2,462,590
1,522,400	Hong Leong Bank Berhad	5,059,359

	Total Malaysia	7,521,949

	Mexico — 1.9%
139,770	First Cash Financial Services, Inc. *	5,073,651
105,400	Grupo Televisa SA Sponsored ADR	2,188,104
142,700	Grupo Televisa SA-Series CPO	594,420

	Total Mexico	7,856,175

	Nigeria — 0.6%
963,551	Nestle Nigeria Plc	2,290,071

	Philippines — 0.9%
10,070,645	Puregold Price Club Inc *	3,532,345

	Russia — 3.3%
276,647	Magnit OJSC Sponsored GDR (Registered Shares)	6,151,930
606,727	Sberbank Sponsored ADR *(a)	7,381,208

	Total Russia	13,533,138

	South Africa — 5.0%
1,282,280	Growthpoint Properties Ltd	2,911,323
304,198	Shoprite Holdings Ltd	5,134,797
92,715	Tiger Brands Ltd	2,808,183
450,500	Vodacom Group Ltd	5,094,220
111,703	Wilson Bayly Holmes-Ovcon Ltd	1,453,257
614,307	Woolworths Holdings Ltd	3,071,549

	Total South Africa	20,473,329

	South Korea — 5.2%
8,135	E-Mart Co Ltd *	2,110,769
28,330	GS Home Shopping Inc	2,710,698
23,046	Hyundai Mobis	6,390,912
31,557	Hyundai Motor Co	6,138,345
113,155	Kangwon Land Inc	2,789,112
2,097	ORION Corp	1,133,213

	Total South Korea	21,273,049

	Taiwan — 1.4%
1,461,000	Chunghwa Telecom Co Ltd	4,843,046

6,900	Chunghwa Telecom Co Ltd ADR	230,667
100	Taiwan Mobile Co Ltd	322
400,000	Yungtay Engineering Co Ltd	606,943

	Total Taiwan	5,680,978

	Thailand — 10.8%
997,800	Advanced Info Service Pcl (Foreign Registered) (a)	4,552,825
1,940,100	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	4,734,522
2,003,300	BEC World Pcl (Foreign Registered) (a)	2,562,875
1,955,100	Charoen Pokphand Foods Pcl (Foreign Registered) (a)	2,113,506
3,192,900	CP ALL Pcl (Foreign Registered) (a)	5,226,630
48,180,600	Hemaraj Land and Development Pcl (Foreign Registered) (a)	3,531,837
668,100	Hemaraj Land and Development Pcl NVDR	48,975
21,746,886	Home Product Center Pcl (Foreign Registered) (a)	7,247,397
14,110,800	Land & Houses Pcl NVDR	2,771,117
1,264,100	Robinson Department Store Pcl (Foreign Registered) (a)	1,503,897
291,100	Siam Makro Pcl (Foreign Registered) (a)	2,158,381
9,802,700	Thai Tap Water Supply Pcl (Foreign Registered) (a)	1,670,636
2,375,900	Thanachart Capital Pcl (Foreign Registered) (a)	1,953,915
123,300	Tisco Financial Group Pcl (Foreign Registered) (a)	156,794
744,500	Tisco Financial Group Pcl NVDR	946,742
1,068,600	Total Access Communication Pcl NVDR	2,799,261

	Total Thailand	43,979,310

	Turkey — 1.4%
2,164,603	Dogus Otomotiv Servis ve Ticaret AS *	3,894,476
549,702	Turkiye Garanti Bankasi	1,883,109

	Total Turkey	5,777,585

	United States — 12.6%
190,200	Colgate—Palmolive Co.	17,403,300
233,700	Domino’s Pizza, Inc. *	7,698,078
463,800	Yum! Brands, Inc.	25,991,352

	Total United States	51,092,730

	TOTAL COMMON STOCKS (COST $322,855,513)	337,283,610

	PREFERRED STOCKS — 1.3%

	Brazil — 1.3%
393,100	AES Tiete SA 11.00%	5,358,429

	TOTAL PREFERRED STOCKS (COST $5,094,419)	5,358,429

	INVESTMENT FUNDS — 8.8%

	United States — 8.8%

826,119	Vanguard Emerging Markets ETF (b)	33,705,655
47,784	iShares MSCI Emerging Markets Index Fund (c)	1,913,272

	Total United States	35,618,927

	TOTAL INVESTMENT FUNDS (COST $34,467,517)	35,618,927

	MUTUAL FUNDS — 3.2%

	United States — 3.2%

	Affiliated Issuers
509,802	GMO U.S. Treasury Fund	12,750,143

	TOTAL MUTUAL FUNDS (COST $12,750,143)	12,750,143

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.0%

		Time Deposits — 1.0%
USD	1,750,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 12/01/11	1,750,000
ZAR	16,132	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.85%, due 12/01/11	1,988
USD	1,750,000	Citibank (New York) Time Deposit, 0.03%, due 12/01/11	1,750,000
USD	641,740	JPMorgan Chase (New York) Time Deposit, 0.03%, due 12/01/11	641,740

		Total Time Deposits	4,143,728

		TOTAL SHORT-TERM INVESTMENTS (COST $4,143,728)	4,143,728

		TOTAL INVESTMENTS — 97.3% (Cost $379,311,320)	395,154,837

		Other Assets and Liabilities (net) — 2.7%	11,125,441

		TOTAL NET ASSETS — 100.0%	$406,280,278

Notes to Schedule of Investments:

ADR — American Depositary Receipt

CP — Counterparty

CPO — Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF — Exchange-Traded Fund

Foreign Registered — Shares issued to foreign investors in markets that have foreign ownership limits.

GDR — Global Depository Receipt

MSCI — Morgan Stanley Capital International

NVDR — Non-Voting Depository Receipt

* Non-income producing security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b) Represents an investment to equitize cash in the Vanguard Emerging Markets ETF, which is a separate investment portfolio of Vanguard, Inc., a registered investment company. The Vanguard Emerging Markets ETF prospectus states that the fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Market Index, while employing a form of sampling to reduce risk.

(c) Represents an investment to equitize cash in the iShares® MSCI Emerging Markets Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Emerging Markets Index Fund’s prospectus states that it invests in global emerging markets and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. iShares® is a registered trademark of BlackRock. Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Emerging Markets Index Fund.

Currency Abbreviations:

HKD — Hong Kong Dollar

SGD — Singapore Dollar

USD — United States Dollar

ZAR — South African Rand

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$381,264,390	$22,041,542	$(8,151,095)	$13,890,447

Investments In Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period March 1, 2011 (commencement of operations) through November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S Treasury Fund	$—	$143,790,376	$131,040,493	$632	$12	$12,750,143

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 11.4% of net assets. The Fund classifies such securities (levels defined below) as Level 3. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	42.9%
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) due to market events that have occurred since the local market close but prior to the close of the NYSE.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: Certain of the Fund’s securities in Thailand and India were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations. The Fund also valued certain securities using a price from a comparable security related to the same issuer that trades on a different exchange.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Brazil	$41,722,398	$—	$—	$41,722,398
China	12,478,757	35,537,626	—	48,016,383
Hong Kong	—	1,961,573	—	1,961,573
India	—	22,819,417	1,450,022	24,269,439
Indonesia	—	37,264,378	—	37,264,378
Macau	—	1,038,780	—	1,038,780
Malaysia	—	7,521,949	—	7,521,949
Mexico	7,856,175	—	—	7,856,175
Nigeria	—	2,290,071	—	2,290,071
Philippines	3,532,345	—	—	3,532,345
Russia	—	6,151,930	7,381,208	13,533,138
South Africa	—	20,473,329	—	20,473,329
South Korea	—	21,273,049	—	21,273,049
Taiwan	230,667	5,450,311	—	5,680,978
Thailand	—	6,566,095	37,413,215	43,979,310
Turkey	—	5,777,585	—	5,777,585
United States	51,092,730	—	—	51,092,730

TOTAL COMMON STOCKS	116,913,072	174,126,093	46,244,445	337,283,610

Preferred Stocks
Brazil	5,358,429	—	—	5,358,429

TOTAL PREFERRED STOCKS	5,358,429	—	—	5,358,429

Investment Funds
United States	35,618,927	—	—	35,618,927

TOTAL INVESTMENT FUNDS	35,618,927	—	—	35,618,927

Mutual Funds
United States	12,750,143	—	—	12,750,143

TOTAL MUTUAL FUNDS	12,750,143	—	—	12,750,143

Short-Term Investments	4,143,728	—	—	4,143,728

Total Investments	174,784,299	174,126,093	46,244,445	395,154,837

Total	$174,784,299	$174,126,093	$46,244,445	$395,154,837

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s direct investments in securities using Level 3 inputs were 11.4% of total net assets.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
						Change in				from Investments
	Balances as			Accrued		Unrealized			Balances as	Still Held as
	of February			Discounts/	Total Realized	Appreciation	Transfers	Transfers out	of November	November 30,
	28, 2011 **	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	into level 3 *	of level 3 *	30, 2011	2011
Common Stocks
India	$—	$3,084,067	$(1,253,166)	$—	$(158,913)	$(221,966)	$—	$—	$1,450,022	$(221,966)
Russia	—	5,951,644	(514,229)	—	(102,138)	2,045,931	—	—	7,381,208	2,045,931
Thailand	—	35,377,315	(1,735,771)	—	(36,759)	3,808,430	—	—	37,413,215	3,808,430

Total	$—	$44,413,026	$(3,503,166)	$—	$(297,810)	$5,632,395	$—	$—	$46,244,445	$5,632,395

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Note: Fund commenced operation on March 1, 2011.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments related to emerging markets, the economies of which tend to be more volatile than the economies of developed markets.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Focused Investment Risk — The Fund’s investments in companies whose prospects are linked to the internal development and growth of emerging markets create additional risk because the performance of those companies is likely to be highly correlated.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations. The Fund is also subject to risk because the Fund does not seek to control risk relative to a particular securities market index or benchmark.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds (including ETFs) in which it invests will not perform as expected.
• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless otherwise adjusted due to the time at which foreign markets close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated

terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers (unless otherwise adjusted due to the time at which foreign markets close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 85.7%

	Brazil — 11.9%
231,100	Arcos Dorados Holdings Inc Class A	5,065,712
2,742,010	Banco Bradesco ADR	45,243,165
10,920,200	Banco do Brasil SA	146,138,104
1,851,200	Banco Santander Brasil SA ADR	14,291,264
1,004,500	BM&FBOVESPA SA	5,488,130
2,339,100	BR Malls Participacoes SA	23,683,978
1,583,900	Brasil Brokers Participacoes SA	5,334,117
680,165	Brasil Telecom SA ADR	12,120,540
727,800	BRF — Brasil Foods SA	14,665,170
390,180	Centrais Eletricas Brasileiras SA ADR	5,228,412
886,270	Centrais Eletricas Brasileiras SA Sponsored ADR	8,233,448
1,228,763	CETIP SA	17,870,693
6,200	Cia de Bebidas das Americas ADR	170,376
1,040,302	Cia de Saneamento Basico do Estado de Sao Paulo	28,758,093
36,282	Cia de Saneamento Basico do Estado de Sao Paulo ADR	2,003,492
254,800	Cia Paranaense de Energia Sponsored ADR	5,134,220
1,329,800	Cielo SA	35,407,897
608,060	Companhia de Bebidas das Americas	16,678,063
716,200	Companhia de Bebidas das Americas ADR	24,622,956
1,076,800	Companhia de Saneamento de Minas Gerais-Copasa MG	19,215,493
18,300	Companhia Energetica de Minas Gerais Sponsored ADR	321,165
605,300	Cosan SA Industria e Comercio	9,004,103
1,470,000	Cyrela Brazil Realty SA	12,217,823
1,280,592	Electrobras (Centro)	11,734,128
693,300	Fleury SA	7,897,796
838,400	Gafisa SA ADR	5,047,168
3,055,100	Gerdau SA	19,580,617
2,663,300	Gerdau SA Sponsored ADR	20,454,144
15,500	HRT Participacoes em Petroleo SA *	5,699,947
7,257,650	Itau Unibanco Holding SA ADR	129,186,170
1,980,300	Light SA	30,016,326
1,013,800	LPS Brasil Consultoria de Imoveis SA	15,142,388
1,180,300	Multiplus SA	20,690,414
1,058,200	PDG Realty SA Empreendimentos e Participacoes	3,932,372
6,650,790	Petroleo Brasileiro SA (Petrobras) ADR	179,504,822
4,077,000	Redecard SA	68,763,514
1,332,860	Telefonica Brasil SA ADR	35,947,234
321,103	Tim Participacoes SA ADR	7,645,462
911,100	Ultrapar Participacoes SA	16,031,853
105,100	Ultrapar Participacoes SA Sponsored ADR	1,867,627
22,700	Usinas Siderurgicas de Minas Gerais SA Sponsored ADR	135,519
1,723,800	Vale SA	39,702,641
6,998,200	Vale SA Sponsored ADR	162,708,150

	Total Brazil	1,238,584,706

	Chile — 0.2%
826,614	Empresa National de Telecomunicaciones SA	16,751,898
52,949,871	Madeco SA *	2,341,234

	Total Chile	19,093,132

	China — 12.7%
61,800	Baidu Inc Sponsored ADR *	8,095,182
133,249,640	Bank of China Ltd Class H	43,445,600
30,572,480	Bank of Communications Co Ltd Class H	19,961,839
4,786,000	Belle International Holdings Ltd	9,208,402

9,315,400	Changsha Zoomlion Heavy Industry Science and Technology Development Co Ltd Class H	9,990,166
26,906,000	China CITIC Bank Corp Class H	14,493,806
12,361,700	China Coal Energy Co Class H	14,766,420
17,669,700	China Communication Services Corp Ltd Class H	8,531,128
34,459,150	China Communications Construction Co Ltd Class H	26,571,459
25,124,099	China Construction Bank Class H	17,867,205
4,038,000	China Everbright Ltd	6,069,149
44,600	China Life Insurance Co Ltd ADR	1,795,596
9,329,000	China Life Insurance Co Ltd Class H	25,088,238
6,646,000	China Mengniu Dairy Co Ltd	23,945,658
10,177,000	China Minsheng Banking Corp Ltd	8,351,659
30,297,237	China Mobile Ltd	299,166,850
546,800	China Mobile Ltd Sponsored ADR	27,159,556
8,466,000	China National Building Material Co Ltd Class H	10,305,198
947,080	China Ocean Resources Co Ltd	4,272,165
5,929,400	China Pacific Insurance Group Co Ltd	17,063,424
40,100	China Petroleum & Chemical Corp ADR	4,264,635
119,449,351	China Petroleum & Chemical Corp Class H	126,477,424
24,211,000	China Railway Group Ltd Class H	7,755,666
9,388,500	China Shenhua Energy Co Ltd Class H	41,440,896
7,878,000	China Southern Airlines Co Ltd Class H *	4,197,165
41,500	China Telecom Corp Ltd ADR	2,568,020
128,558,000	China Telecom Corp Ltd Class H	78,518,237
4,268,400	China Ting Group Holding Ltd	232,058
24,077,900	China Unicom Hong Kong Ltd	52,274,518
1,458,500	China Unicom Hong Kong Ltd ADR	31,459,845
9,826,400	Citic Pacific Ltd	18,667,570
5,283,000	CNOOC Ltd	10,248,111
820	CNOOC Ltd ADR	158,522
3,602,000	Dah Chong Hong Holdings Ltd	4,991,691
13,834,000	Dongfeng Motor Group Co Ltd Class H	20,777,709
6,988,000	Galaxy Entertainment Group Ltd *	13,948,979
35,140,000	GOME Electrical Appliances Holdings Ltd	9,026,073
4,188,525	Great Wall Motor Co Ltd Class H	6,032,397
17,237,500	Haitian International Holdings Ltd	14,946,958
2,289,000	Hengan International Group Co Ltd	21,565,220
97,400	Home Inns & Hotels Management Inc ADR *	3,025,244
12,902,440	Hopson Development Holdings Ltd	7,756,828
92,276,000	Industrial and Commercial Bank of China Ltd Class H	53,802,559
3,769,500	Intime Department Store Group Co Ltd	4,426,158
11,654,000	Kingdee International Software Group Co Ltd	3,964,402
6,210,000	Kunlun Energy Company Ltd	8,405,133
4,656,160	Lianhua Supermarket Holdings Co Ltd	5,751,118
7,536,700	Minth Group Ltd	7,024,999
285,400	New Oriental Education & Technology Group Inc Sponsored ADR *	7,203,496
6,356,172	Peace Mark Holdings Ltd * (a)(b)	—
63,100	PetroChina Co Ltd ADR	8,250,325
41,484,301	PetroChina Co Ltd Class H	53,869,913
15,908,000	PICC Property & Casualty Co Ltd Class H	21,558,651
3,299,000	Ping An Insurance (Group) Co of China Ltd Class H	22,983,821
13,568,000	Sun Art Retail Group Ltd *	18,547,663
348,700	Suntech Power Holdings Co Ltd ADR *	864,776
5,044,000	Tingyi (Cayman Islands) Holding Corp	16,410,074
3,143,600	Weichai Power Co Ltd Class H	14,756,116

	Total China	1,324,301,670

	Czech Republic — 1.5%
2,557,442	CEZ AS	100,969,986
176,400	Komercni Banka AS	29,160,442

196,730	Pegas Nonwovens SA	4,693,580
10,667	Philip Morris CR AS	6,930,136
599,330	Telefonica 02 Czech Republic AS	12,541,701

	Total Czech Republic	154,295,845

	Egypt — 1.4%
1,403,439	Alexandria Mineral Oils Co	15,091,928
9,183,853	Arab Cotton Ginning	3,985,172
4,313,370	Commercial International Bank	17,236,673
59,608	EFG-Hermes Holding GDR *	214,760
1,697,999	EFG-Hermes Holding SAE *	3,115,246
448,823	Egyptian Co for Mobile Services	7,298,953
1,751,207	ElSwedy Electric Co	6,386,498
526,146	Orascom Construction Industries	19,370,357
34,261	Orascom Construction Industries GDR	1,234,767
14,449,944	Orascom Telecom Holding SAE *	7,163,255
4,705,236	Orascom Telecom Holding SAE GDR (Registered Shares) *	12,277,641
6,195,288	Sidi Kerir Petrochemicals Co	12,873,555
9,875,104	South Valley Cement	5,719,755
11,433,399	Talaat Moustafa Group *	7,129,225
9,866,090	Telecom Egypt	23,080,060

	Total Egypt	142,177,845

	Hong Kong — 0.0%
1,185,000	Chow Sang Sang Holdings International Ltd	3,287,784

	Hungary — 1.0%
55,072	Egis Gyogyszergyar Nyrt	4,514,260
6,697,748	Magyar Telekom Nyrt	15,333,235
119,203	MOL Hungarian Oil and Gas Nyrt *	9,922,244
4,637,155	OTP Bank Nyrt	68,878,058
37,195	Richter Gedeon Nyrt	5,607,212

	Total Hungary	104,255,009

	India — 5.1%
996,097	Aban Offshore Ltd	6,767,815
11,840,176	Alok Industries Ltd	4,347,961
105,319	Asian Paints Ltd	5,858,007
1,408,103	Aurobindo Pharma Ltd	2,526,095
156,860	Bayer Cropscience Ltd	2,330,641
1,718,215	Bharti Airtel Ltd	12,666,369
1,587,014	Canara Bank Ltd	13,287,114
1,823,810	Coal India Ltd	11,619,177
832,320	Coromandel International Ltd	4,615,416
4,197,855	Dish TV India Ltd *	5,249,620
1,048,356	GAIL India Ltd	8,068,285
1,218,069	Gitanjali Gems Ltd	7,973,527
90,829	Glaxo SmithKline Consumer Healthcare Ltd	4,374,292
490,883	Grasim Industries Ltd (a)	23,009,567
1,018,207	HDFC Bank Ltd	8,843,943
392,500	HDFC Bank Ltd ADR	10,856,550
278,224	Hero Honda Motors Ltd	10,883,887
8,736,910	Hexaware Technologies Ltd	14,442,926
947,250	HSIL Ltd	2,743,645
5,827,143	Idea Cellular Ltd *	10,754,062
2,604,877	Indraprastha Gas Ltd	20,200,696
1,665,626	IndusInd Bank Ltd (a)	8,061,341
302,308	Infosys Technologies Ltd	15,490,011
733,490	Infosys Technologies Ltd Sponsored ADR	37,862,754

1,369,784	Ipca Laboratories Ltd	6,783,875
426,834	Jubilant Foodworks Ltd *	6,416,645
1,227,170	Kiri Industries Ltd (c)	1,895,901
276,979	Kotak Mahindra Bank Ltd	2,524,618
717,709	Mahindra & Mahindra Ltd	10,230,392
1,135,425	Mphasis Ltd	7,117,657
104,083	Nestle India Ltd	8,459,099
2,576,042	NTPC Ltd	8,182,634
4,738,139	Oil & Natural Gas Corp Ltd	24,637,745
5,116,997	Petronet LNG Ltd	16,222,290
4,174,275	Power Grid Corp of India Ltd	8,025,013
1,305,020	Rallis India Ltd	3,822,699
1,316,394	Reliance Industries Ltd	20,179,333
46,756	Reliance Industries Ltd Sponsored GDR, 144A	1,408,441
5,644,438	Satyam Computer Services Ltd *	7,333,130
7,898,140	Sesa Goa Ltd	28,607,142
9,442,568	Shree Renuka Sugars Ltd	5,592,077
5,433,778	Sterlite Industries India Ltd	10,711,277
612,700	Sterlite Industries India Ltd ADR	4,938,362
807,650	Sun TV Network Ltd	4,115,397
1,736,803	Tata Consultancy Services Ltd	37,871,453
3,865,735	Tata Motors Ltd	13,251,859
270,800	Tata Motors Ltd Sponsored ADR	4,657,760
4,088,793	Tata Power Co Ltd	7,349,179
2,365,200	Tata Steel Ltd	17,725,608
710,993	Torrent Pharmaceuticals Ltd	7,584,071
2,827,962	Welspun Corp Ltd	3,849,303
428,574	Whirlpool of India Ltd *	1,555,665

	Total India	533,882,326

	Indonesia — 6.3%
15,102,500	ACE Hardware Indonesia Tbk PT	6,402,751
25,416,000	AKR Corporindo Tbk PT	8,184,642
27,013,500	Astra International Tbk PT	216,978,473
178,985,775	Bakrie Telecom Tbk PT *	5,610,651
15,598,500	Bank Central Asia Tbk PT	13,904,943
36,788,668	Bank Danamon Indonesia Tbk PT	18,193,886
90,617,202	Bank Mandiri Tbk PT	66,001,886
21,896,500	Bank Negara Indonesia (Persero) Tbk PT	9,423,653
75,642,500	Bank Rakyat Tbk PT	56,017,452
60,980,000	Gajah Tunggal Tbk PT	19,438,006
72,212,500	Global Mediacom Tbk PT	7,917,792
7,236,000	Harum Energy Tbk PT	5,521,399
24,703,550	Indofood Sukses Makmur Tbk PT	13,195,995
1,564,500	Indomobil Sukses Internasional Tbk PT *	2,298,063
55,192,000	Kalbe Farma Tbk PT	21,839,136
10,530,000	Matahari Putra Prima Tbk PT	1,107,071
61,017,000	Media Nusantara Citra Tbk PT	7,695,614
61,051,500	Perusahaan Gas Negara PT	21,205,064
7,111,000	Straits Asia Resources Ltd	10,939,216
6,572,500	Tambang Batubara Bukit Asam Tbk PT	12,654,282
64,257,000	Telekomunikasi Indonesia Tbk PT	52,657,963
470,300	Telekomunikasi Indonesia Tbk PT Sponsored ADR	15,402,325
22,602,112	United Tractors Tbk PT	59,611,005

	Total Indonesia	652,201,268

	Kazakhstan — 0.2%
972,711	KazMunaiGas Exploration Production GDR	15,669,332

	Macau — 0.1%
3,330,000	Wynn Macau Ltd *	9,760,544

	Malaysia — 0.5%
8,327,930	AMMB Holdings Berhad	15,840,181
1,952,000	Genting Berhad	6,879,413
3,349,913	Hong Leong Bank Berhad	11,132,693
11,727,819	Lion Industries Corp Berhad	5,046,962
2,037,027	Shangri-La Hotels Berhad	1,344,449
3,844,400	UMW Holdings Berhad	8,173,976

	Total Malaysia	48,417,674

	Mexico — 1.5%
43,381,400	America Movil SAB de CV Class L	51,634,866
3,122,600	America Movil SAB de CV Class L ADR	74,380,332
234,000	First Cash Financial Services Inc *	8,494,200
1,801,000	Grupo Financiero Banorte SAB de CV Class O	6,095,458
262,400	Grupo Televisa SA Sponsored ADR	5,447,424
2,900,800	Grupo Televisa SA-Series CPO	12,083,343

	Total Mexico	158,135,623

	Morocco — 0.1%
749,424	Maroc Telecom	12,718,173

	Nigeria — 0.1%
1,732,376	Nestle Nigeria Plc	4,117,336

	Philippines — 1.2%
4,235,830	BDO Unibank Inc	5,443,517
98,766,400	Lopez Holding Corp	10,502,926
7,179,552	Metropolitan Bank & Trust Co	11,102,535
848,220	Philippine Long Distance Telephone Co	47,127,570
443,300	Philippine Long Distance Telephone Co Sponsored ADR	24,470,160
51,350,600	Puregold Price Club Inc *	18,011,558
10,608,100	Universal Robina Corp	12,267,457

	Total Philippines	128,925,723

	Poland — 1.5%
524,825	Asseco Poland SA	7,790,941
1,065,854	Grupa Lotos SA *	8,022,305
2,246,638	KGHM Polska Miedz SA	89,285,344
2,783,621	PGE SA	17,825,214
794,260	Polski Koncern Naftowy Orlen SA *	9,570,895
5,316,338	Synthos SA	6,789,119
9,716,593	Tauron Polska Energia SA	15,772,772
712,388	Telekomunikacja Polska SA	3,936,840

	Total Poland	158,993,430

	Russia — 11.5%
138,966	Bashneft OAO Class S	6,611,925
2,694,062	Gazprom Neft Class S	12,588,624
394,348	Gazprom Neft JSC Sponsored ADR	9,034,193
30,676,111	Gazprom OAO Sponsored ADR	354,718,179
4,383,257	Lukoil OAO ADR	246,811,852
1,407,798	Magnit OJSC Sponsored GDR	31,305,870
892,861	Magnitogorsk Iron & Steel Works Sponsored GDR (Registered Shares)	5,590,414
9,196	Mail.ru Group Ltd GDR *, 144A	283,237
700,752	Mail.ru Group Ltd GDR (Registered Shares) *	21,692,763

1,136,270	Mechel Sponsored ADR	12,373,980
1,406,980	MMC Norilsk Nickel JSC ADR	24,843,357
1,625,260	Mobile Telesystems Sponsored ADR	28,084,493
353,986	NovaTek OAO Sponsored GDR (Registered Shares)	54,233,097
2,039,222	OAO Tatneft Sponsored GDR (Registered Shares)	66,036,206
18,610,649	Rosneft OJSC GDR (Registered Shares)	136,202,947
2,745,787	Rostelecom *	14,453,817
135,000	RUSIA Petroleum Class S * (a)	1,350
2,782,198	Sberbank Sponsored ADR * (a)	33,847,152
523,492	Sistema JSFC Sponsored GDR (Registered Shares)	10,497,208
9,852,907	Surgutneftegas Sponsored ADR	94,707,255
643,121	Tatneft	3,466,211
508,707	TNK-BP Holding Class S	1,401,451
586,554	Uralkali Sponsored GDR (Registered Shares)	23,831,024
107,800	Yandex NV *	2,369,444

	Total Russia	1,194,986,049

	South Africa — 3.3%
1,463,950	Absa Group Ltd	25,978,483
198,735	AngloGold Ashanti Ltd	9,415,342
2,825,762	Blue Label Telecoms Ltd	2,030,684
885,888	Exxaro Resources Ltd	19,771,337
13,014,594	FirstRand Ltd	32,338,601
8,694	Gold Fields Ltd	146,499
256,800	Gold Fields Ltd Sponsored ADR	4,350,192
3,559,591	Growthpoint Properties Ltd	8,081,792
502,263	Impala Platinum Holdings Ltd	10,681,735
1,241,476	Investec Ltd	7,288,163
267,284	Kumba Iron Ore Ltd	16,836,807
1,351,057	MTN Group Ltd	24,338,186
614,756	Nedbank Group Ltd	10,907,228
1,016,289	Remgro Ltd	15,334,843
2,788,254	Sanlam Ltd	10,337,879
724,545	Sasol Ltd	34,759,116
65,900	Sasol Ltd Sponsored ADR	3,157,269
1,047,345	Shoprite Holdings Ltd	17,678,958
645,516	Standard Bank Group Ltd	7,872,527
1,530,084	Steinhoff International Holdings Ltd *	4,482,375
5,345,735	Telkom South Africa Ltd	19,157,137
371,704	Tiger Brands Ltd	11,258,295
2,122,279	Vodacom Group Ltd	23,998,570
992,236	Wilson Bayly Holmes-Ovcon Ltd	12,909,002
2,290,709	Woolworths Holdings Ltd	11,453,596

	Total South Africa	344,564,616

	South Korea — 12.6%
329,245	BS Financial Group Inc *	3,428,430
471,263	Celltrion Inc	15,628,386
310,470	Cheil Worldwide Inc	5,424,822
33,596	CJ CheilJedang Corp	8,612,468
63,917	Daum Communications Corp	8,397,222
1,019,672	DGB Financial Group Inc *	12,010,183
46,398	Dong-A Pharmaceutical Co Ltd	3,913,188
295,563	Dongbu Insurance Co Ltd	13,621,258
312,250	Dongkuk Steel Mill Co Ltd	6,378,722
23,676	E-Mart Co Ltd *	6,143,154
289,126	Edu Ark Co Ltd * (a)	—
427,229	Finetex EnE Inc *	681,319
676,820	Foosung Co Ltd *	5,036,700

71,169	GS Home Shopping Inc	6,809,660
1,033,609	Hana Financial Group Inc	37,392,649
697,615	Hanwha Corp	22,826,723
373,710	Hynix Semiconductor Inc	7,870,125
211,806	Hyosung Corp	11,924,238
131,426	Hyundai Heavy Industries Co Ltd	32,789,804
380,364	Hyundai Hysco	14,385,285
445,880	Hyundai Marine & Fire Insurance Co Ltd	13,378,617
110,782	Hyundai Mobis	30,721,083
205,320	Hyundai Motor Co	39,938,046
209,965	Hyundai Steel Co	18,639,043
3,457,522	In the F Co Ltd * (c)	1,887,120
2,325,464	Industrial Bank of Korea	30,914,805
677,465	Kangwon Land Inc	16,698,563
17,733	KCC Corp	3,725,003
136,124	Kia Motors Corp	8,659,798
1,112,955	KleanNara Co Ltd *	3,653,603
241,320	Kolon Corp	4,568,681
171,210	Kolon Industries Inc	9,247,764
4,396,328	Korea Exchange Bank	32,128,570
246,831	Korea Investment Holdings Co Ltd	8,294,212
24,737	Korea Zinc Co Ltd	7,624,803
911,126	KT Corp	29,179,181
944,900	KT Corp Sponsored ADR	15,165,645
941,985	KT&G Corp	63,750,461
186,513	LG International Corp	8,536,995
3,389,382	LG Uplus Corp	20,263,719
18,710	Lotte Shopping Co Ltd	5,898,816
62,307	NCSoft Corp	16,954,291
61,322	NHN Corp *	13,604,539
11,557	ORION Corp	6,245,369
300,539	POSCO	101,289,697
74,900	POSCO ADR	6,415,185
489,930	Pumyang Construction Co Ltd *	367,649
1,870,110	RNL BIO Co Ltd *	10,859,388
295,999	Samsung Electronics Co Ltd	269,394,526
154,007	Samsung Fire & Marine Insurance Co Ltd	30,381,595
87,031	Samsung Life Insurance Co Ltd	6,482,333
88,113	Seah Besteel Corp	4,511,893
1,223,587	Shinhan Financial Group Co Ltd	45,619,028
36,935	Shinsegae Co Ltd	7,945,159
643,724	Simm Tech Co Ltd	7,047,047
197,794	SK C&C Co Ltd	24,308,378
156,024	SK Chemicals Co Ltd	9,254,038
444,682	SK Telecom Co Ltd	59,586,527
2,289,700	SK Telecom Co Ltd ADR	33,864,663
60,415	SK Holdings Co Ltd	7,869,443
162,250	SM Entertainment Co *	6,483,430
1,691,940	Tong Yang Securities Inc	6,387,265
3,849,940	Woori Finance Holdings Co Ltd	34,492,606
499,262	Youngone Corp	12,975,350

	Total South Korea	1,318,488,263

	Sri Lanka — 0.1%
20,990,000	Anilana Hotel & Properties (a)(d)	1,842,925
5,731,554	Hatton National Bank Plc	7,743,956
268,616	Hatton National Bank Plc (Non Voting)	200,469

	Total Sri Lanka	9,787,350

	Taiwan — 6.2%
3,989,600	Advantech Co Ltd	11,143,747
5,315,070	Asustek Computer Inc	37,137,016
5,189,229	Catcher Technology Co Ltd	25,357,234
30,681,329	Chunghwa Telecom Co Ltd	101,705,063
228,500	Chunghwa Telecom Co Ltd ADR	7,638,755
57,471,311	Compal Electronics Inc	52,423,565
6,540,000	E Ink Holdings Inc	12,126,383
16,972,994	Far Eastone Telecommunications Co Ltd	32,335,496
5,455,732	Gintech Energy Corp	5,182,896
829,000	Global Unichip Corp	2,706,926
330,000	Grand Pacific Petrochemical Corp	138,091
7,801,312	Hon Hai Precision Industry Co Ltd	21,215,495
257,188	HTC Corp	4,234,194
13,284,349	Lite-On Technology Corp	14,558,147
37,422,000	Macronix International Co Ltd	15,507,872
2,355,000	MediaTek Inc	22,474,320
9,928,000	Neo Solar Power Corp	6,011,230
3,605,658	Novatek Microelectronics Corp Ltd	9,081,429
7,700,749	Powertech Technology Inc	17,552,231
27,746,290	Quanta Computer Inc	55,845,908
3,130,660	Radiant Opto-Electronics Corp	9,513,257
1,385,000	Senao International Co Ltd	4,550,285
16,058,923	Taishin Financial Holding Co Ltd	5,987,459
7,575,676	Taiwan Mobile Co Ltd	24,378,498
28,446,044	Taiwan Semiconductor Manufacturing Co Ltd	71,314,518
28,700	TPK Holding Co Ltd *	393,123
60,140,000	United Microelectronics Corp	26,685,793
1,119,400	United Microelectronics Corp Sponsored ADR	2,563,426
28,283,212	Wistron Corp	35,612,354
9,221,570	Yungtay Engineering Co Ltd	13,992,412

	Total Taiwan	649,367,123

	Thailand — 3.9%
11,764,090	Advanced Info Service Pcl (Foreign Registered) (a)	53,677,940
7,865,105	Airports of Thailand Pcl (Foreign Registered) (a)	11,114,488
35,542,571	Asian Property Development Pcl (Foreign Registered) (a)	5,666,768
62,000	Bangkok Bank Pcl (Foreign Registered) (a)	321,996
2,202,890	Bangkok Bank Pcl NVDR	10,499,364
10,881,886	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	26,555,604
352,700	Banpu Pcl (Foreign Registered) (a)	6,321,248
8,008,300	BEC World Pcl (Foreign Registered) (a)	10,245,232
10,022,600	Charoen Pokphand Foods Pcl (Foreign Registered) (a)	10,834,652
5,363,000	CP ALL Pcl (Foreign Registered) (a)	8,778,983
5,378,850	Electricity Generating Pcl (Foreign Registered) (a)	15,380,903
34,388,100	Esso Thailand Pcl (Foreign Registered) (a)	10,008,836
10,303,800	Glow Energy Pcl (Foreign Registered) (a)	17,391,773
81,144,700	Hemaraj Land and Development Pcl (Foreign Registered) (a)	5,948,242
36,543,071	Home Product Center Pcl (Foreign Registered) (a)	12,178,394
3,766,120	Kasikornbank Pcl (Foreign Registered) (a)	14,654,980
2,305,200	Kasikornbank Pcl NVDR	8,894,132
10,423,000	Land & Houses Pcl NVDR	2,046,897
6,101,570	PTT Pcl (Foreign Registered) (a)	61,420,920
13,489,950	Robinson Department Store Pcl (Foreign Registered) (a)	16,048,959
12,577,500	Saha Pathana Inter-Holding Pcl (Foreign Registered) (a)	9,342,832
2,400,828	Siam Cement Pcl (Foreign Registered) (a)	28,101,251
3,288,480	Siam Commercial Bank Pcl (Foreign Registered) (a)	11,752,498
507,800	Siam Makro Pcl (Foreign Registered) (a)	3,765,118
3,108,050	Star Block Co Ltd (Foreign Registered) * (a)(b)(c)	—

34,575,402	Thai Tap Water Supply Pcl (Foreign Registered) (a)	5,892,553
7,508,900	Thanachart Capital Pcl (Foreign Registered) (a)	6,175,241
4,113,400	Tisco Financial Group Pcl (Foreign Registered) (a)	5,230,797
2,322,900	Total Access Communication Pcl (Foreign Registered) (a)	6,028,104
2,991,710	Total Access Communication Pcl NVDR	7,836,960
35,383,800	TPI Polene Pcl (Foreign Registered) (a)	17,739,179

	Total Thailand	409,854,844

	Turkey — 2.9%
1,467,164	Akbank TAS	5,191,938
4,002,484	Akenerji Elektrik Uretim AS *	4,596,478
1,818,232	Aksa Akrilik Kimya Sanayii	4,375,394
2,511,551	Aygaz AS	12,453,280
7,680,438	Dogus Otomotiv Servis ve Ticaret AS *	13,818,367
5,875,122	Eregli Demir ve Celik Fabrikalari TAS	10,992,185
1,447,052	Ford Otomotiv Sanayi AS	11,607,945
3,323,616	Haci Omer Sabanci Holding AS	10,489,187
1,881,526	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	2,632,638
4,027,195	Izmir Demir Celik Sanayii AS *	7,907,304
12,498,000	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D *	5,355,636
5,166,367	Koc Holding AS	17,889,913
4,205,336	Koza Anadolu Metal Madencilik Isletmeleri AS *	7,062,966
42,150	Medya Holding AS (a)(b)	—
1,162,838	Tupras-Turkiye Petrol Rafineriler AS	26,621,919
6,040,518	Turk Hava Yollari Anonim Ortakligi *	7,952,278
8,878,382	Turk Telekomunikasyon AS	36,540,265
232,817	Turk Traktor ve Ziraat Makineleri AS	3,989,617
5,768,575	Turkcell Iletisim Hizmet AS *	28,838,197
80,300	Turkcell Iletisim Hizmetleri AS ADR *	1,011,780
9,656,274	Turkiye Garanti Bankasi	33,079,414
3,243,082	Turkiye IS Bankasi Class C	6,716,761
10,832,428	Turkiye Sise ve Cam Fabrikalari AS	18,322,592
4,731,241	Turkiye Vakiflar Bankasi TAO Class D	7,024,564
3,318,559	Turkiye Halk Bankasi AS	20,074,993

	Total Turkey	304,545,611

	TOTAL COMMON STOCKS (COST $9,630,316,420)	8,940,411,276

	PREFERRED STOCKS — 10.9%

	Brazil — 8.3%
1,839,100	AES Tiete SA 11.00%	25,069,160
4,593,571	Banco Bradesco SA 0.62%	75,266,131
1,930,900	Banco do Estado do Rio Grande do Sul SA Class B 0.59%	20,597,263
1,348,900	Bradespar SA 0.03%	24,727,533
1,884,600	Brasil Telecom SA 2.70%	11,255,388
1,739,300	Centrais Eletricas Brasileiras SA Class B 6.98%	22,641,149
585,180	Cia Energetica de Minas Gerais 5.76%	10,038,037
183,600	Companhia Paranaense de Energia Class B 0.85%	3,704,794
1,486,500	Eletropaulo Metropolitana SA 10.99%	26,921,157
912,900	Gerdau SA 3.47%	6,815,135
7,123,341	Itausa-Investimentos Itau SA 0.51%	41,557,911
1,134,400	Klabin SA 2.65%	4,529,194
2,721,500	Metalurgica Gerdau SA 4.35%	25,764,968
1,615,404	Petroleo Brasileiro SA (Petrobras) 0.56%	19,697,325
7,674,860	Petroleo Brasileiro SA Sponsored ADR 0.60%	192,408,740
1,004,700	Randon Participacoes SA 1.08%	5,505,890
3,085,000	Tele Norte Leste Participacoes ADR 5.35%	29,184,100
5,950,100	Usinas Siderrurgicas de Minas Gerais SA Class A 3.15%	34,088,001

530,200	Vale Fertilizantes SA 0.44%	7,253,656
592,008	Vale SA Class A 0.98%	12,777,434
12,421,110	Vale SA Sponsored ADR 2.10%	271,649,676

	Total Brazil	871,452,642

	Russia — 1.6%
2,409,658	Sberbank 1.80%	5,318,392
132,951,696	Surgutneftegaz Class S 7.78%	72,732,289
12,100	Surgutneftegaz Sponsored ADR 7.51%	65,945
2,622,835	TNK BP Holding 9.77%	6,319,199
48,063	Transneft 0.70%	79,259,203

	Total Russia	163,695,028

	South Korea — 1.0%
272,070	Hyundai Motor Co 2.29%	16,961,339
162,679	Samsung Electronics Co Ltd (Non Voting) 0.86%	90,711,887

	Total South Korea	107,673,226

	TOTAL PREFERRED STOCKS (COST $1,224,441,741)	1,142,820,896

	INVESTMENT FUNDS — 1.1%

	China — 0.1%
199,464	Martin Currie China A Share Fund Ltd Class B * (a)(d)	7,248,933
25,045	Martin Currie China A Share Fund Ltd Class S * (a)(d)	1,589,993
245,374	Martin Currie China A Share Fund Ltd Class S * (a)(d)	2,208,732

	Total China	11,047,658

	India — 0.1%
11,806	Fire Capital Mauritius Private Fund * (a)(d)	11,162,634
1,371,900	TDA India Technology Fund II LP * (a)(d)	905,255

	Total India	12,067,889

	Poland — 0.0%
1,749,150	Templeton EE FD * (a)(d)	235,581

	Russia — 0.1%
9,500,000	NCH Eagle Fund LP * (a)(d)	8,880,315
2,769	Steep Rock Russia Fund LP * (a)(d)	735,170

	Total Russia	9,615,485

	Ukraine — 0.0%
16,667	Societe Generale Thalmann Ukraine Fund * (a)(e)	4,000

	United States — 0.8%
2,005,771	Vanguard Emerging Markets ETF (f)	81,835,457

	TOTAL INVESTMENT FUNDS (COST $110,003,265)	114,806,070

	DEBT OBLIGATIONS — 0.3%

	Poland — 0.2%
PLN 100,677,888	TRI Media Secured Term Note, 5.93% , due 02/07/13(a)(d)	25,417,698

	United States — 0.1%
7,994,487	U.S. Treasury Inflation Indexed Note, 2.00% , due 04/15/12(g)	8,021,972

	TOTAL DEBT OBLIGATIONS (COST $37,592,749)	33,439,670

	MUTUAL FUNDS — 1.6%

	United States — 1.6%

	Affiliated Issuers
8,064	GMO Special Purpose Holding Fund (h)	3,145
6,473,460	GMO U.S. Treasury Fund	161,901,238

	TOTAL MUTUAL FUNDS (COST $161,901,238)	161,904,383

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposits — 0.5%
USD	31,779	Bank of America (Charlotte) Time Deposit, 0.03%, due 12/01/11	31,779
USD	1,700,000	Bank of Montreal Time Deposit, 0.03%, due 12/01/11	1,700,000
USD	12,500,000	Barclays Plc Time Deposit, 0.12%, due 12/01/11	12,500,000
EUR	17	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.10%, due 12/01/11	23
GBP	225	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.10%, due 12/01/11	353
ZAR	719,200	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.85%, due 12/01/11	88,640
HKD	429,468	Citibank (New York) Time Deposit, 0.01%, due 12/01/11	55,281
USD	12,500,000	Deutsche Bank Time Deposit, 0.06%, due 12/01/11	12,500,000
USD	12,500,000	HSBC Bank USA (Grand Cayman) Time Deposit, 0.05%, due 12/01/11	12,500,000
USD	12,500,000	Royal Bank of Canada (Grand Cayman) Time Deposit, 0.03%, due 12/01/11	12,500,000

		Total Time Deposits	51,876,076

		TOTAL SHORT-TERM INVESTMENTS (COST $51,876,076)	51,876,076

		TOTAL INVESTMENTS — 100.1%
		(Cost $11,216,131,489)	10,445,258,371

		Other Assets and Liabilities (net) — (0.1%)	(9,939,029)

		TOTAL NET ASSETS — 100.0%	$10,435,319,342

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Swap Agreements
Total Return Swaps

					Net Unrealized
Notional	Expiration				Appreciation/
Amount	Date	Counterparty	Fund Pays	Fund (Pays)/Receives	(Depreciation)
15,025,840 USD	12/27/2011	Morgan Stanley Capital Services Inc.	Daily Fed Funds Rate minus 8.00%	Total Return on TPK Holding Co Ltd	$(2,986,216)
2,972,590 USD	1/19/2012	Morgan Stanley Capital Services Inc.	Monthly Fed Funds Rate minus 15.00%	Total Return on Suntech Power Holdings Co Ltd	338,996
9,859,800 USD	1/30/2012	Goldman Sachs International	Daily Fed Funds Rate minus 16.25%	Total Return on JBS SA	172,943
18,598,751 USD	2/9/2012	Morgan Stanley Capital Services Inc.	Daily Fed Funds Rate minus 2.50%	Total Return on Asustek Computer Inc.	(21,389)

					$(2,495,666)
				Premiums to (Pay) Receive	$—

As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.
Notes to Schedule of Investments:
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
ADR — American Depositary Receipt
CPO — Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.
ETF — Exchange-Traded Fund
Foreign Registered — Shares issued to foreign investors in markets that have foreign ownership limits.
GDR — Global Depository Receipt
NVDR — Non-Voting Depository Receipt
* Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Bankrupt issuer.

(c)	Affiliated company.

(d)	Private placement securities are restricted as to resale.

(e)	The security is currently in full liquidation.

(f)	Represents an investment to obtain exposure to equitize cash. The Vanguard Emerging Markets ETF is a separate investment portfolio of Vanguard, Inc., a registered investment company. The Vanguard Emerging Markets ETF prospectus states that the fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Market Index, while employing a form of sampling to reduce risk.

(g)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(h)	Underlying investment represents interests in defaulted claims. See “Other matters” for additional information.
Currency Abbreviations:
EUR — Euro
GPB — British Pound
HKD — Hong Kong Dollar
PLN — Polish Zloty
USD — United States Dollar
ZAR — South African Rand
As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$11,418,700,634	$555,903,331	$(1,529,345,594)	$(973,442,263)

Additional information on each restricted security is as follows:

			Value as a
			Percentage	Value as of
	Acquisition	Acquisition	of Fund’s	November 30,
Issuer Description	Date	Cost	Net Assets	2011
Anilana Hotel & Properties	2/10/11	$1,890,310	0.02%	$1,842,925
Fire Capital Mauritius Private Fund **	9/06/06-10/26/09	12,180,554	0.11%	11,162,634
Martin Currie China A Share Fund Ltd Class B	1/20/06	2,159,084	0.07%	7,248,933
Martin Currie China A Share Fund Ltd Class S	10/14/08	—	0.02%	1,589,993
Martin Currie China A Share Fund Ltd Class S	4/23/10	2,453,738	0.02%	2,208,732
NCH Eagle Fund LP	1/08/03	9,500,000	0.09%	8,880,315
Societe Generale Thalmann Ukraine Fund	7/15/97	199,943	0.00%	4,000
Steep Rock Russia Fund LP	12/22/06-5/13/09	2,250,000	0.01%	735,170
TDA India Technology Fund II LP	2/23/00-3/23/04	787,800	0.01%	905,255
TRI Media Secured Term Note	8/7/09	29,505,475	0.24%	25,417,698
Templeton EE FD	12/05/97-6/24/02	471,720	0.00%	235,581

				$60,231,236

** GMO Emerging Markets Fund has committed an additional $7,724,246 to this investment.
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Special Purpose Holding Fund	$4,032	$—	$—	$—	$—	$3,145
GMO U.S. Treasury Fund	110,007,196	976,581,843	924,714,708	34,549	4,587	161,901,238

Totals	$110,011,228	$976,581,843	$924,714,708	$34,549	$4,587	$161,904,383

Investments in Other Affiliated Issuers
An affiliated company is a company in which the Fund has or had owndership of at least 5% of the voting securities. A summary of the Fund’s transactions with companies that are or were affiliates during the period ended November 30, 2011 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
In the F Co Ltd	$2,759,050	$—	$21,203	$—	$1,887,120
Kiri Industries Ltd	7,389,591	833,078	486,923	1,834,005	1,895,901
Medquist Holdings, Inc*	24,003,561	—	26,805,264	—	—
Pumyang Constduction Co Ltd*	2,075,101	—	267,571	—	367,649
Star Block Co Ltd (Foreign Registered)	—	—	—	—	—

Total	$36,227,303	$833,078	$27,580,961	$1,834,005	$4,150,670

*	No longer an affiliate as of November 30, 2011.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 4.8% of net assets. The Fund classifies such securities (levels defined below) as Level 3. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	65.2%
Swap Agreements	(0.0)^

^	Rounds to 0.0%.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the fair value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) due to market events that have occurred since the local market close but prior to the close of the NYSE.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: Certain of the Fund’s securities in Thailand and India were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations. The Fund valued various third-party investment funds based on valuations provided by fund sponsors and adjusted the values for liquidity considerations as well as the timing of the receipt of information. The Fund valued certain equity securities based on the last traded exchange price adjusted for the movement in a securities index. The Fund valued certain debt securities by using an estimated specified spread above the Warsaw Interbank Offered Rate (WIBOR) and adjusted the values for liquidity considerations. The Fund values certain securities using a price from a comparable security related to the same issuer that trades on a different exchange.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)		Total
Common Stocks
Brazil	$1,238,584,706	$—	$—		$1,238,584,706
Chile	19,093,132	—	—		19,093,132
China	113,392,860	1,210,908,810	0	*	1,324,301,670
Czech Republic	—	154,295,845	—		154,295,845
Egypt	—	142,177,845	—		142,177,845
Hong Kong	—	3,287,784	—		3,287,784
Hungary	—	104,255,009	—		104,255,009
India	58,315,426	444,495,992	31,070,908		533,882,326
Indonesia	15,402,325	636,798,943	—		652,201,268
Kazakhstan	—	15,669,332	—		15,669,332
Macau	—	9,760,544	—		9,760,544
Malaysia	—	48,417,674	—		48,417,674
Mexico	158,135,623	—	—		158,135,623
Morocco	—	12,718,173	—		12,718,173
Nigeria	—	4,117,336	—		4,117,336
Philippines	42,481,718	86,444,005	—		128,925,723
Poland	—	158,993,430	—		158,993,430
Russia	73,336,569	1,087,800,978	33,848,502		1,194,986,049
South Africa	16,922,803	327,641,813	—		344,564,616
South Korea	55,445,493	1,263,042,770	0	*	1,318,488,263
Sri Lanka	200,469	7,743,956	1,842,925		9,787,350
Taiwan	10,202,181	639,164,942	—		649,367,123
Thailand	—	29,277,353	380,577,491		409,854,844
Turkey	1,011,780	303,533,831	0	*	304,545,611

TOTAL COMMON STOCKS	1,802,525,085	6,690,546,365	447,339,826		8,940,411,276

Preferred Stocks
Brazil	871,452,642	—	—		871,452,642
Russia	78,116,626	85,578,402	—		163,695,028
South Korea	—	107,673,226	—		107,673,226

TOTAL PREFERRED STOCKS	949,569,268	193,251,628	—		1,142,820,896

Investment Funds
China	—	—	11,047,658		11,047,658
India	—	—	12,067,889		12,067,889
Poland	—	—	235,581		235,581
Russia	—	—	9,615,485		9,615,485
Ukraine	—	—	4,000		4,000
United States	81,835,457	—	—		81,835,457

TOTAL INVESTMENT FUNDS	81,835,457	—	32,970,613		114,806,070

Debt Obligations
Poland	—	—	25,417,698		25,417,698
United States	—	8,021,972	—		8,021,972

TOTAL DEBT OBLIGATIONS	—	8,021,972	25,417,698		33,439,670

Mutual Funds
United States	161,901,238	3,145	—		161,904,383

Total Mutual Funds	161,901,238	3,145	—		161,904,383

Short-Term Investments	51,876,076	—	—		51,876,076

Total Investments	3,047,707,124	6,891,823,110	505,728,137		10,445,258,371

Derivatives **
Swap Agreements
Equity risk	—	511,939	—		511,939

Total Derivatives **	—	511,939	—		511,939

Total	$3,047,707,124	$6,892,335,049	$505,728,137		$10,445,770,310

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives**
Swap Agreements
Equity risk	$—	$(3,007,605)	$—	$(3,007,605)

Total Derivatives	—	(3,007,605)	—	(3,007,605)

Total	$—	$(3,007,605)	$—	$(3,007,605)

*    Represents the investment in securities that were determined to have a fair value of zero at November 30, 2011.
The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.
**  Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities using Level 3 inputs were 4.9% of total net assets.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

											Net Change in
											Unrealized
											Appreciation
											(Depreciation)
						Change in					from
	Balances as of			Accrued	Total	Unrealized	Transfers				Investments
	February 28,			Discounts/	Realized	Appreciation	into Level	Transfers out		Balances as of	Still Held as of
	2011	Purchase	Sales	Premiums	Gain/(Loss)	(Depreciation)	3 *	of Level 3 *		November 30, 2011	November 30, 2011
Common Stocks
Egypt	$138,391,206	$49,010,099	$(38,941,819)	$—	$(10,480,910)	$(9,527,899)	$—	$(128,450,677	)**	$—	$—
India	25,524,840	31,551,437	(19,866,520)	—	(706,936)	(5,431,913)	—	—		31,070,908	(4,137,405)
Russia	151,244,856	130,720,230	(191,848,241)	—	22,573,351	(40,008,262)	—	(38,833,432	)**	33,848,502	(3,073,986)
Sri Lanka	1,894,404	—	—	—	—	(51,479)	—	—		1,842,925	(51,479)
Thailand	408,898,018	278,979,528	(342,303,776)	—	67,568,580	(32,564,859)	—	—		380,577,491	41,080,885

	725,953,324	490,261,294	(592,960,356)	—	78,954,085	(87,584,412)	—	(167,284,109)		447,339,826	33,818,015

Preferred Stocks
Russia	134,030,568	20,033,123	(11,320,881)	—	769,278	8,479,405	—	(151,991,493	)**	—	—

Investment Funds
China	12,771,635	—	—	—	—	(1,723,977)	—	—		11,047,658	(1,723,977)
India	11,624,316	—	(274,014)	—	(75,154)	792,741	—	—		12,067,889	1,241,632
Poland	252,509	—	—	—	—	(16,928)	—	—		235,581	(16,928)
Russia	10,315,309	—	—	—	—	(699,824)	—	—		9,615,485	(699,824)
Ukraine	4,000	—	—	—	—	—	—	—		4,000	—

	34,967,769	—	(274,014)	—	(75,154)	(1,647,988)	—	—		32,970,613	(1,199,097)

Debt Obligations
Poland	27,902,437	—	—	—	—	(2,484,739)	—	—		25,417,698	(2,484,739)

	$922,854,098	$510,294,417	$(604,555,251)	$—	$79,648,209	$(83,237,734)	$—	$(319,275,602)		$505,728,137	$30,134,179

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended November 30, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
In addition, Indian regulators alleged in 2002 that the Fund violated some conditions under which it was granted permission to operate in India and have restricted the Fund’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of the Fund, a portion of the assets are not permitted to be withdrawn from the Fund’s local custodial account located in India. The amount of restricted assets is small relative to the size of the Fund, representing approximately 0.6% of the Fund’s total net assets as of November 30, 2011. The effect of this claim on the value of the restricted assets, and all matters relating to the Fund’s response to these allegations are subject to the supervision and control of the Trust’s Board of Trustees. The Fund’s costs in respect of this matter are being borne by the Fund.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind. In addition, the Fund may buy securities that are less liquid than those in its benchmark.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Focused Investment Risk — Focusing investments in a limited number of countries and geographic regions creates additional risk.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds (including ETFs) in which it invests will not perform as expected.
• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless otherwise adjusted due to the time at which foreign markets close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers (unless otherwise adjusted due to the time at which foreign markets close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used total return swap agreements as a substitute for direct investment in securities and/or to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2011, the Fund held rights and/or warrants as a result of corporate actions. The Fund held no rights or warrants at the end of the period.
The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on swap agreements	$—	$—	$—	$511,939	$—	$511,939

Total	$—	$—	$—	$511,939	$—	$511,939

Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$—	$(3,007,605)	$—	$(3,007,605)

Total	$—	$—	$—	$(3,007,605)	$—	$(3,007,605)

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (rights and/or warrants), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Rights and/or	Swap
	Warrants	Agreements
Average amount outstanding	$179,656	$38,550,960

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Flexible Equities Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 93.4%

	Japan — 93.4%
66,700	ABC-Mart Inc	2,479,916
1,400	Accordia Golf Co Ltd	1,086,842
4,482	Advance Residence Investment Corp (REIT)	8,362,329
567,000	Aeon Co Ltd	7,747,798
197,000	Aichi Machine Industry Co Ltd	575,869
50,600	Aisan Industry Co Ltd	418,398
109,400	Aisin Seiki Co Ltd	3,305,700
59,800	Alfresa Holdings Corp	2,205,733
11,400	Alpen Co Ltd	194,572
557,700	Alps Electric Co Ltd	3,904,513
215,900	AOC Holdings Inc	1,304,997
11,700	AOKI Holdings Inc	174,610
41,000	Aoyama Trading Co Ltd	667,922
45,500	Arc Land Sakamoto Co Ltd	778,046
52,000	Arcs Co Ltd	989,380
93,000	Arnest One Corp	949,534
27,700	Asatsu–DK Inc	689,729
290,000	Astellas Pharma Inc	11,178,462
37,400	Axell Corp	784,108
119,000	Bando Chemical Industries Ltd	473,228
187,800	Belluna Co Ltd	1,411,391
326,500	Best Denki Co Ltd *	875,942
3,013	BIC Camera Inc	1,651,858
145,900	Brother Industries Ltd	1,972,902
615,000	Calsonic Kansei Corp	3,550,171
107,600	Canon Inc	4,827,174
84,600	Cawachi Ltd	1,650,852
184,000	Central Glass Co Ltd	900,652
334,420	Century Tokyo Leasing Corp	6,635,934
2,090,000	Chiba Bank Ltd	13,632,407
20,600	Chiyoda Integre Co Ltd	266,636
107,800	Chubu Electric Power Co Inc	2,052,202
142,000	Chuetsu Pulp & Paper Co Ltd	230,381
85,000	Chugoku Marine Paints Ltd	574,226
55,300	Circle K Sunkus Co Ltd	901,841
13,700	Coca–Cola Central Japan Co Ltd	178,287
83,900	Cocokara fine Inc	2,247,780
144,400	COMSYS Holdings Corp	1,474,473
2,521,000	Cosmo Oil Co Ltd	6,971,682
12,224	Dai-ichi Life Insurance Co Ltd (The)	13,636,580
775,750	Daiei Inc *	2,819,384
62,000	Daifuku Co Ltd	328,395
68,000	Daihatsu Diesel Manufacturing Co Ltd	325,936
117,000	Daihatsu Motor Co Ltd	2,049,909
81,000	Daiichi Jitsugyo Co Ltd	322,959
78,500	Daiichikosho Co Ltd	1,456,513
8,400	Daikoku Denki Co Ltd	74,593
74,000	Dainichiseika Color & Chemicals Manufacturing Co Ltd	331,528
190,000	Daio Paper Corp	1,337,320
414,100	Daito Trust Construction Co Ltd	36,933,200
93,000	Daiwa Industries Ltd	495,643
853,000	Daiwabo Holdings Co Ltd	2,003,542
602	Daiwa Office Investment Corp (REIT)	1,259,733
195,200	DCM Holdings Co Ltd	1,489,465
74,912	Dena Co Ltd	2,325,632

1,284,000	DIC Corp	2,168,338
740	Digital Garage Inc *	2,417,364
21,800	Doshisha Co Ltd	575,004
14,900	DTS Corp	176,791
462,000	Edion Corp	3,618,192
104,200	Electric Power Development Co Ltd	2,629,363
148,100	Elpida Memory Inc *	737,990
18,500	Fanuc Ltd	3,039,522
10,300	Fast Retailing Co Ltd	1,671,449
233	Fields Corp	349,891
89,800	Foster Electric Co Ltd	1,338,625
1,192	Fuji Media Holdings Inc	1,638,293
347,000	Fujikura Ltd	1,071,832
2,000	Fujitsu General Ltd	11,041
624,000	Fuji Electric Co Ltd	1,845,743
190,000	Fuji Heavy Industries Ltd	1,098,159
32,300	Fuji Soft Inc	544,437
349,000	Furukawa-Sky Aluminum Corp	790,410
354,000	Futaba Industrial Co Ltd	2,170,410
85,700	Fuyo General Lease Co Ltd	2,941,474
972	Geo Corp	1,045,647
139	Global One Real Estate Investment Co Ltd (REIT)	882,392
207,000	Godo Steel Ltd	518,131
10,500	Gulliver International Co Ltd	444,655
190,000	Gunze Ltd	547,032
84,000	H2O Retailing Corp	630,582
20,200	Hajime Construction Co Ltd	449,218
19,900	Hakuto Co Ltd	180,780
214	Hankyu Reit Inc (REIT)	931,573
1,156,000	Hanwa Co Ltd	5,011,394
1,775,500	Haseko Corp *	1,150,461
18,100	Heiwa Corp	325,217
117,600	Heiwado Co Ltd	1,522,300
22,100	Hikari Tsushin Inc	561,886
470,000	Hino Motors Ltd	2,890,574
67,100	Hisamitsu Pharmaceutical Co Inc	2,677,128
80,300	Hitachi Chemical Co Ltd	1,550,239
48,300	Hitachi Koki Co Ltd	356,398
608,000	Hitachi Ltd	3,373,737
12,600	Hogy Medical Co Ltd	517,104
70,300	Hokkaido Electric Power Co Inc	948,317
226,000	Hokuetsu Kishu Paper Co Ltd	1,434,794
147,300	Honda Motor Co Ltd	4,674,472
86,200	Hosiden Corp	606,959
209,700	Hoya Corp	4,466,491
71,400	Idemitsu Kosan Co Ltd	7,635,404
1,257,000	IHI Corporation	2,952,160
26,400	Inaba Denki Sangyo Co Ltd	759,673
312,600	Inabata & Co Ltd	1,828,108
1,028	INPEX Corp	6,939,903
152,000	Isetan Mitsukoshi Holdings Ltd	1,487,905
188,500	IT Holdings Corp	2,127,103
160,800	Itochu Enex Co Ltd	907,830
41,300	Itochu Techno-Solutions Corp	1,784,022
5,500	Itochu-Shokuhin Co Ltd	189,760
2,069,400	Itochu Corp	21,030,051
20,100	Itoki Corp	44,142
48,600	Ito En Ltd	846,288
567,000	Iwatani Corp	2,000,767
206,675	Izumiya Co Ltd	1,032,583

174,400	Izumi Co Ltd	2,612,418
7,900	Japan Drilling Co Ltd	258,007
1,485	Japan Prime Realty Investment Corp (REIT)	3,615,414
51,000	Japan Pulp & Paper Co Ltd	182,484
347	Japan Excellent Inc (REIT)	1,395,162
4,913	Japan Retail Fund Investment Corp (REIT)	7,513,543
770,000	JFE Shoji Holdings Inc	3,239,107
131,800	JFE Holdings Inc	2,426,045
166,489	Joshin Denki Co Ltd	1,864,266
22,600	JSP Corp	315,594
162,400	JSR Corp	3,166,347
343,800	JVC Kenwood Holdings Inc *	1,447,409
2,537,000	JX Holdings Inc	16,134,359
206,000	J–Oil Mills Inc	575,004
162,840	K’s Holdings Corp	6,418,625
32,700	Kaga Electronics Co Ltd	336,819
2,773,000	Kajima Corp	8,350,536
35,000	Kaken Pharmaceutical Co Ltd	424,363
89,000	Kandenko Co Ltd	380,235
199,000	Kaneka Corp.	1,070,624
2,432,000	Kanematsu Corp *	2,351,416
253,200	Kansai Electric Power Co Inc (The)	3,792,828
183,900	Kanto Auto Works Ltd	1,516,159
111,600	Kao Corp	2,953,440
90,000	Kasumi Co Ltd	577,669
80,900	Kato Sangyo Co Ltd	1,674,136
2,564,000	Kawasaki Kisen Kaisha Ltd	4,458,100
2,254	KDDI Corp	14,934,549
95,700	Keiyo Co Ltd	577,090
1,181	Kenedix Realty Investment Corp (REIT)	3,375,132
15,700	Keyence Corp	4,017,207
1,910,000	Kobe Steel Ltd	3,049,946
192,300	Kohnan Shoji Co Ltd	3,091,893
172,700	Kojima Co Ltd	1,152,245
140,000	Krosaki Harima Corp	472,178
670,000	Kurabo Industries Ltd	1,302,835
39,100	Kuroda Electric Co Ltd	419,010
426,000	KYB Co Ltd	2,040,977
136,000	Kyodo Printing Co Ltd	336,581
72,100	Kyoei Steel Ltd	1,450,446
66,000	Kyoritsu Maintenance Co Ltd	1,106,648
199,400	Kyowa Exeo Corp	1,937,366
119,000	Kyudenko Corp	718,197
110,800	Lawson Inc	6,561,874
384	M3 Inc	1,904,607
417,000	Maeda Corp	1,530,763
53,000	Maeda Road Construction Co Ltd	525,338
15,900	Mars Engineering Corp	269,606
2,822,000	Marubeni Corp	17,433,545
400,300	Marudai Food Co Ltd	1,401,342
152,074	Maruetsu Inc (The)	548,272
1,295,000	Maruha Nichiro Holdings Inc	2,284,073
38,000	Maruzen Showa Unyu Co Ltd	118,667
46,600	Matsumotokiyoshi Holdings Co Ltd	915,592
2,184,000	Mazda Motor Corp *	3,983,038
367,900	Medipal Holdings Corp	3,615,880
82,600	Megane TOP Co Ltd	1,004,764
1,327	MID REIT Inc (REIT)	3,259,985
85,900	Mikuni Coca–Cola Bottling Co Ltd	763,602
16,800	Ministop Co Ltd	313,030

242,500	Mirait Holdings Corp	1,892,808
110,000	Mitsuba Corp	734,192
400,000	Mitsubishi Materials Corp	1,125,725
45,400	Mitsubishi Shokuhin Co Ltd	1,144,959
125,000	Mitsubishi Steel Manufacturing Co Ltd	338,519
1,816,000	Mitsubishi Chemical Holdings Corp	10,549,936
418,100	Mitsubishi Corp	8,643,560
243,000	Mitsubishi Gas Chemical Co Inc	1,447,097
1,267,392	Mitsubishi Paper Mills Ltd *	1,182,006
9,927,000	Mitsubishi UFJ Financial Group Inc	43,480,434
152,260	Mitsubishi UFJ Lease & Finance Co Ltd	5,829,141
2,324,000	Mitsui Chemicals Inc	7,556,414
1,455,000	Mitsui Engineer & Shipbuilding Co Ltd	2,234,303
343,000	Mitsui Matsushima Co Ltd	625,931
188,200	Mitsui & Co Ltd	2,969,398
73,000	Mitsui Home Co Ltd	364,907
770,000	Mitsui Mining & Smelting Co Ltd	1,995,193
1,776,000	Mitsui OSK Lines Ltd	5,645,654
32,592,600	Mizuho Financial Group Inc	42,905,863
517	Mori Hills REIT Investment Corp (REIT)	1,667,349
417,000	Morinaga Milk Industry Co Ltd	1,591,593
57,250	Moshi Moshi Hotline Inc	530,851
3,400	Nafco Co Ltd	57,681
400,000	Nakayama Steel Works Ltd *	332,138
134,300	Namco Bandai Holdings Inc	1,936,318
104,600	Namura Shipbuilding Co Ltd	405,805
24,000	NEC Capital Solutions Ltd	354,987
2,028,000	NEC Corp *	4,363,053
26,000	NEC Mobiling Ltd	858,205
22,800	NEC Fielding Ltd	280,783
25,100	NEC Networks & System Integration Corp	384,678
663	Net One Systems Co Ltd	1,710,331
65,000	Nichias Corp	354,459
26,600	Nichiha Corp	287,853
278,200	Nichirei Corp	1,297,356
89,300	Nihon Unisys Ltd	563,021
213,000	Nihon Yamamura Glass Co Ltd	508,687
47,100	Nintendo Co Ltd	7,170,380
221,000	Nippon Carbide Industries Co Inc	296,865
302,000	Nippon Coke & Engineering Co Ltd	404,931
210,000	Nippon Corp	1,827,935
238,000	Nippon Formula Feed Manufacturing Co Ltd *	329,926
288,000	Nippon Road Co Ltd (The)	744,132
18,000	Nippon Seiki Co Ltd	178,844
138,000	Nippon Shokubai Co Ltd	1,511,491
238,000	Nippon Soda Co Ltd	1,009,762
150,000	Nippon Steel Trading Co Ltd	365,059
90,000	Nippon Densetsu Kogyo Co Ltd	822,966
396,000	Nippon Express Co Ltd	1,500,770
42,000	Nippon Flour Mills Co Ltd	186,706
1,168,000	Nippon Light Metal Co Ltd	1,552,749
331,800	Nippon Paper Group Inc	7,112,224
558,000	Nippon Sheet Glass Co Ltd	1,073,155
431,800	Nippon Suisan Kaisha Ltd	1,457,276
514,100	Nippon Telegraph & Telephone Corp	25,354,626
3,715,000	Nippon Yusen Kabushiki Kaisha	8,275,694
56,500	Nishimatsuya Chain Co Ltd	428,895
2,085,984	Nishimatsu Construction Co Ltd	3,386,811
190,000	Nissan Shatai Co Ltd	1,860,832
260,000	Nissan Chemical Industries Ltd	2,460,613

570,700	Nissan Motor Co Ltd	5,240,916
138,300	Nissen Holdings Co Ltd	783,676
798,000	Nisshin Steel Co Ltd	1,144,325
55,000	Nisshin Oillio Group Ltd (The)	222,741
166,000	Nissin Corp	391,300
28,100	Nitori Holdings Co Ltd	2,626,647
104,000	Nittetsu Mining Co Ltd	417,442
54,100	Nitto Denko Corp	2,248,767
541	Nomura Real Estate Office Fund (REIT)	2,773,513
96,300	Nomura Research Institute Ltd	2,124,979
70,000	NS United Kaiun Kaisha Ltd	97,063
144,000	NTN Corp	572,182
7,328	NTT Docomo Inc	12,952,576
570,000	Obayashi Corp	2,396,067
4,520	Obic Co Ltd	828,044
320,000	OJI Paper Co Ltd	1,595,121
3,000	Okamura Corp	20,707
790,000	Oki Electric Industry Co Ltd *	648,553
145	Okinawa Cellular Telephone Co	297,649
31,900	Okinawa Electric Power Co	1,358,506
63,000	Okuwa Co Ltd	1,051,836
10,000	Onoken Co Ltd	81,881
45,200	Ono Pharmaceutical Co Ltd	2,354,878
68,200	ORIX Corp	5,754,368
897,132	Osaka Gas Co Ltd	3,422,597
279,000	Pacific Metals Co Ltd	1,426,254
26,600	Paltac Corp	504,113
27,800	Parco Co Ltd	208,986
314	Pasona Group Inc	327,500
2,109,000	Penta Ocean Construction Co Ltd	6,656,553
3,766	PGM Holdings KK	2,637,840
63,620	Point Inc	2,645,196
302	Premier Investment Corp (REIT)	972,432
220,000	Press Kogyo Co Ltd	1,033,096
666,000	Prima Meat Packers Ltd	1,019,387
100,900	Raito Kogyo Co Ltd	488,653
434,000	Rengo Co Ltd	3,088,281
589,000	Ricoh Company Ltd	5,307,900
88,600	Right On Co Ltd	661,389
46,000	Riken Corp	176,393
28,700	Riso Kagaku Corp	478,384
513,200	Round One Corp	3,066,541
93,000	Ryobi Ltd	360,483
49,200	Ryohin Keikaku Co Ltd	2,238,551
14,500	S Foods Inc	113,910
23,000	Saint Marc Holdings Co Ltd	891,237
155,000	San-Ai Oil Co Ltd	644,640
235,000	Sanden Corp	715,360
32,000	Sanki Engineering	157,681
194,000	Sankyo–Tateyama Holdings Inc *	260,506
100,300	Sankyo Co Ltd	5,013,592
189,418	Sankyu Inc	717,573
50,300	Sanshin Electronics Co Ltd	416,529
159	Sanwa Holdings Corp	492
3,200	San–A Co Ltd	123,810
180,000	Sasebo Heavy Industries Co Ltd	267,454
5,500	Secom Co Ltd	248,056
74,000	Seika Corp	203,554
374,000	Seikitokyu Kogyo Co Ltd *	218,762
85,000	Seiko Holdings Corp	169,828

127,000	Seino Holdings Co Ltd	922,690
23,800	Seiren Co Ltd	143,652
278	Sekisui House SI Investment Co (REIT)	1,027,879
393,516	Senko Co Ltd	1,477,705
34,700	Senshukai Co Ltd	235,794
50,400	Shimachu Co Ltd	1,116,411
25,700	Shimamura Co Ltd	2,442,734
538,000	Shimizu Corp	2,218,162
32,700	Shinko Plantech Co Ltd	292,145
40,000	Shinko Shoji Co Ltd	312,217
86,000	ShinMaywa Industries Ltd	305,346
6,759,000	Shinsei Bank Ltd	6,849,364
166,000	Shinsho Corp	391,322
53,888	Ship Healthcare Holdings Inc	1,281,824
883,000	Shizuoka Bank Ltd (The)	9,153,943
104,500	Shizuoka Gas Co Ltd	700,642
54,300	Showa Corp *	299,732
1,690,000	Showa Denko KK	3,449,520
68,000	Showa Sangyo Co Ltd	209,221
676,000	Showa Shell Sekiyu KK	4,525,662
74,000	Sinanen Co Ltd	336,152
2,104	SKY Perfect JSAT Holdings Inc	1,075,333
101,900	Sodick Co Ltd	552,499
4,706,200	Sojitz Corp	7,384,873
123,600	Stanley Electric Co Ltd	1,823,469
407,000	Sumikin Bussan Corp	979,747
25,120	Sumisho Computer Systems Corp	409,254
1,938,000	Sumitomo Light Metal Industries Ltd *	1,826,361
58,000	Sumitomo Seika Chemicals Co Ltd	259,651
1,562,600	Sumitomo Corp	20,857,667
71,400	Sumitomo Forestry Co Ltd	610,840
90,000	Sumitomo Metal Mining Co Ltd	1,214,402
1,403,500	Sumitomo Mitsui Financial Group Inc	39,037,903
505,000	Sumitomo Osaka Cement Co Ltd	1,467,745
69,500	Suzuken Co Ltd	1,792,936
278,000	SWCC Showa Holdings Co Ltd *	257,300
82,000	T RAD Co Ltd	273,982
51,200	Tachi-S Co Ltd	874,977
3,118,000	Taiheiyo Cement Co Ltd	6,057,078
497,400	Taihei Kogyo Co Ltd	2,710,180
2,397,836	Taisei Corp	6,214,546
283,000	Takashimaya Co Ltd	2,016,620
557,900	Takeda Pharmaceutical Co Ltd	22,915,171
47,000	Takiron Co Ltd	158,178
402,000	Takuma Co Ltd *	1,737,792
56,800	Teikoku Piston Ring Co Ltd	605,581
253,000	Tekken Corp	287,679
648,098	TOA Corp	1,157,772
222,000	Tohoku Electric Power Co Inc	2,312,354
201,200	Toho Holdings Co Ltd	2,572,552
110,000	Tohto Suisan Co Ltd	188,380
61,300	Tokai Rika Co Ltd	951,099
38,940	Token Corp	1,452,007
693,900	Tokio Marine Holdings Inc	16,866,067
459,000	Tokuyama Corp	1,566,583
644,000	Tokyo Gas Co Ltd	2,762,461
69,400	Tokyo Steel Manufacturing Co	591,143
520	Tokyu REIT Inc (REIT)	2,372,430
103,810	Tokyu Construction Co Ltd	258,002
252,000	TonenGeneral Sekiyu KK	2,874,000

38,100	Toppan Forms Co Ltd	280,690
281,000	Toppan Printing Co Ltd	2,071,781
224,000	Topy Industries Ltd	573,607
89,000	Toshiba TEC Corp	336,039
1,337,000	Tosoh Corp	3,912,659
33,000	Touei Housing Corp	337,140
100,000	Toyo Ink SC Holdings Co Ltd	372,015
199,000	Toyo Kanetsu KK	382,069
951,000	Toyo Tire & Rubber Co Ltd	2,227,748
75,800	Toyota Auto Body Co Ltd	1,125,874
210,900	Toyota Motor Corp	6,945,048
669,800	Toyota Tsusho Corp	11,270,420
1,170,000	Toyo Construction Co Ltd	1,162,183
115,000	Toyo Engineering Corp	421,670
69,000	Toyo Suisan Kaisha Ltd	1,697,804
19,700	Transcosmos Inc	228,597
61,900	Tsumura & Co	1,717,111
17,800	Tsuruha Holdings Inc	927,209
543	T–Gaia Corp	1,053,424
259,000	Uchida Yoko Co Ltd	717,521
67,000	Uniden Corp	256,112
45,900	Unipres Corp	1,273,018
5,270	United Urban Investment Corp (REIT)	5,625,469
1,235,000	Unitika Ltd *	669,739
311,100	UNY Co Ltd	2,857,063
159,230	Usen Corp *	101,859
26,220	USS Co Ltd	2,279,859
131,800	Valor Co Ltd	2,099,743
21,600	Vital KSK Holdings Inc	173,433
645,000	Wakachiku Construction Co Ltd *	924,053
65,200	Xebio Co Ltd	1,509,264
9,585	Yahoo Japan Corp	3,037,175
166,660	Yamada Denki Co Ltd	12,055,034
67,400	Yamato Holdings Co Ltd	1,082,336
81,000	Yamato Kogyo Co Ltd	2,243,914
116,800	Yamazen Corp	841,280
283,000	Yokohama Rubber Co Ltd	1,573,058
43,600	Yokohama Reito Co Ltd	335,662
71,500	Yonekyu Corp	628,769
37,000	Yorozu Corp	790,353
854,000	Yuasa Trading Co Ltd	1,171,706
86,000	Yurtec Corp	421,840

	Total Japan	1,052,093,863

	TOTAL COMMON STOCKS (COST $1,085,481,383)	1,052,093,863

Par Value	Description	Value ($)
	SHORT-TERM INVESTMENTS — 6.0%

	Time Deposits — 6.0%
USD 10,000,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 12/01/11	10,000,000
USD 27,529,993	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 12/01/11	27,529,993
JPY 222,107,166	Citibank (New York) Time Deposit, 0.01%, due 12/01/11	2,863,682
USD 7,139,084	Citibank (New York) Time Deposit, 0.03%, due 12/01/11	7,139,084
USD 10,000,000	HSBC Bank (New York) Time Deposit, 0.03%, due 12/01/11	10,000,000
USD 10,000,000	JPMorgan Chase (New York) Time Deposit, 0.03%, due 12/01/11	10,000,000

	Total Time Deposits	67,532,759

	TOTAL SHORT-TERM INVESTMENTS (COST $67,532,759)	67,532,759

TOTAL INVESTMENTS — 99.4%
(Cost $1,153,014,142)	1,119,626,622
Other Assets and Liabilities (net) — 0.6%	6,270,035

TOTAL NET ASSETS — 100.0%	$1,125,896,657

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
12/07/11	Bank of New York Mellon	JPY	5,038,305,916	$64,964,175	$58,045
12/07/11	Barclays Bank PLC	JPY	12,530,211,951	161,565,197	155,794
12/07/11	Brown Brothers Harriman & Co.	JPY	11,788,471,519	152,001,158	146,572
12/07/11	Deutsche Bank AG	JPY	7,570,598,233	97,615,683	94,129
12/07/11	Morgan Stanley Capital Services Inc.	JPY	11,331,250,000	146,105,720	129,604

				$622,251,933	$584,144

Sales #
12/07/11	Bank of New York Mellon	JPY	5,038,305,916	$64,964,175	$(316,637)
12/07/11	Barclays Bank PLC	JPY	12,530,211,951	161,565,197	(788,504)
12/07/11	Brown Brothers Harriman & Co.	JPY	11,788,471,519	152,001,158	(744,739)
12/07/11	Deutsche Bank AG	JPY	7,570,598,233	97,615,683	(478,274)
12/07/11	Morgan Stanley Capital Services Inc.	JPY	11,331,250,000	146,105,720	(713,988)
1/10/12	Bank of New York Mellon	JPY	16,369,555,916	211,276,630	(214,510)
1/10/12	Barclays Bank PLC	JPY	12,530,211,951	161,723,444	(180,862)
1/10/12	Brown Brothers Harriman & Co.	JPY	11,788,471,519	152,150,037	(158,398)
1/10/12	Deutsche Bank AG	JPY	7,570,598,233	97,711,293	(109,274)

				$1,245,113,337	$(3,705,186)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
		Expiration		Appreciation
Number of Contracts	Type	Date	Value	(Depreciation)
Buys
468	TOPIX	December 2011	$44,956,118	$1,458,746

As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT	—	Real Estate Investment Trust
*		Non-income producing security.
Currency Abbreviations:

JPY	—	Japanese Yen
USD	—	United States Dollar

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$1,168,451,770	$45,191,664	$(94,016,812)	$(48,825,148)

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	93.4%
Futures Contracts	0.1%
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 – Valuations based on quoted prices for identical securities in active markets.
Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) due to market events that have occurred since the local market close but prior to the close of the NYSE.
Level 3 – Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks
Japan	$—	$1,052,093,863	$—	$1,052,093,863

TOTAL COMMON STOCKS	—	1,052,093,863	—	1,052,093,863

Short-Term Investments	67,532,759	—	—	67,532,759

Total Investments	67,532,759	1,052,093,863	—	1,119,626,622

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	584,144	—	584,144
Futures Contracts
Equity risk	—	1,458,746	—	1,458,746

Total	$67,532,759	$1,054,136,753	$—	$1,121,669,512

LIABILITY VALUATION INPUTS

	Quoted Prices in
	Active Markets for
	Identical	Significant Other	Significant
	Liabilities	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(3,705,186)	$—	$(3,705,186)

Total	$—	$(3,705,186)	$—	$(3,705,186)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the [Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Short Sales Risk — The Fund runs the risk that the Fund’s loss on a short sale of securities that the Fund does not own is unlimited.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless otherwise adjusted due to the time at which foreign markets close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers (unless otherwise adjusted due to the time at which foreign markets close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used swap agreements to manage against anticipated currency exchange rates and to adjust exposure to foreign currencies. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$584,144	$—	$—	$—	$584,144
Unrealized appreciation on futures contracts*	—	—	—	1,458,746	—	1,458,746

	$—	$584,144	$—	$1,458,746	$—	$2,042,890

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(3,705,186)	$—	$—	$—	$(3,705,186)

Total	$—	$(3,705,186)	$—	$—	$—	$(3,705,186)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), or notional amounts (swap agreements), outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements
Average amount outstanding	$929,190,447	$29,787,405	$46,103,998

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 93.5%

	Australia — 2.6%
1,913,063	Asciano Group	3,111,030
53,715	Australia and New Zealand Banking Group Ltd	1,141,244
34,000	Commonwealth Bank of Australia	1,702,522
202,016	Crown Ltd	1,745,821
1,542,683	Dexus Property Group (REIT)	1,395,572
1,009,457	Incitec Pivot Ltd	3,491,060
145,735	James Hardie Industries SE *	1,046,988
100,207	Macquarie Group Ltd	2,509,975
508,638	Myer Holdings Ltd	1,279,056
202,427	Santos Ltd	2,830,691
1,237,720	Telstra Corp Ltd	4,066,746
296,123	Westpac Banking Corp	6,469,400

	Total Australia	30,790,105

	Austria — 0.1%
21,523	Telekom Austria AG	249,345
44,547	Wienerberger AG	472,821

	Total Austria	722,166

	Belgium — 0.7%
162,214	Belgacom SA	5,151,403
81,407	Umicore SA	3,504,846

	Total Belgium	8,656,249

	Brazil — 1.2%
144,200	Cia Hering	3,054,088
175,000	EDP-Energias Do Brasil SA	3,735,449
348,200	OGX Petroleo e Gas Participacoes SA *	2,688,015
213,100	Sonae Sierra Brasil SA	2,762,222
237,600	T4F Entretenimento SA *	1,773,772

	Total Brazil	14,013,546

	Denmark — 0.5%
289,300	H Lundbeck A/S	5,606,863

	Finland — 3.1%
87,529	Amer Sports Oyj Class A	1,085,588
127,688	Elisa Oyj	2,776,617
111,582	Fortum Oyj	2,566,974
230,058	Neste Oil Oyj	2,877,633
133,203	Nokian Renkaat Oyj	4,412,251
1,362,392	Nokia Oyj	7,874,074
142,471	Orion Oyj Class B	2,898,190
203,979	Sampo Oyj Class A	5,328,573
477,558	UPM–Kymmene Oyj	5,590,656
53,629	Wartsila Oyj	1,762,515

	Total Finland	37,173,071

	France — 8.4%
100,918	Accor SA	2,823,762
336,603	AXA	4,873,889
81,872	BNP Paribas	3,259,165
109,610	Carrefour SA	2,918,413
26,544	Christian Dior SA	3,437,666

78,074	Compagnie de Saint-Gobain	3,310,564
88,005	Compagnie Generale des Etablissements Michelin-Class B	5,610,165
118,452	European Aeronautic Defense and Space Co NV	3,553,776
15,019	L’Oreal SA	1,625,580
101,400	Legrand SA	3,282,228
53,135	Pernod-Ricard SA	5,012,668
74,958	Publicis Groupe SA	3,580,617
33,731	Renault SA	1,263,916
251,534	Sanofi	17,593,798
32,531	Societe BIC SA	2,888,145
81,181	Sodexo	5,904,239
418,668	Total SA	21,600,157
33,791	Vallourec SA	2,319,828
285,322	Vivendi SA	6,581,252

	Total France	101,439,828

	Germany — 6.5%
88,222	Allianz SE (Registered)	9,168,391
32,983	Axel Springer AG	1,482,886
140,365	Bayer AG	9,236,178
78,617	Beiersdorf AG	4,503,772
67,829	Continental AG *	4,815,799
201,074	Daimler AG (Registered)	9,147,515
721,105	Deutsche Telekom AG (Registered)	9,363,287
398,696	E.ON AG	9,869,196
64,956	HeidelbergCement AG	2,740,548
73,323	RWE AG	3,039,553
173,393	SAP AG	10,382,661
40,843	Siemens AG (Registered)	4,133,278

	Total Germany	77,883,064

	Hong Kong — 1.6%
2,033,853	CITIC Securities Co Ltd *	3,324,851
626,000	Hutchison Whampoa Ltd	5,498,005
845,000	Power Assets Holdings Ltd	6,331,351
280,000	Swire Pacific Ltd	3,418,110

	Total Hong Kong	18,572,317

	India — 0.1%
764,411	Housing Development & Infrastructure Ltd *	909,503

	Ireland — 0.3%
240,782	C&C Group Plc	986,453
30,607	DCC Plc	741,020
61,992	Kerry Group Plc Class A	2,315,205

	Total Ireland	4,042,678

	Italy — 4.8%
221,378	Assicurazioni Generali SPA	3,676,343
341,686	Autogrill SPA	3,563,703
441,625	Enel SPA	1,881,720
1,289,697	ENI SPA	27,313,567
387,705	Fiat Industrial SPA *	3,475,656
3,580,501	Intesa San Paolo	5,947,106
1,023,726	Intesa Sanpaolo SPA-Di RISP	1,319,607
222,863	Italcementi SPA-Di RISP	611,009
180,045	Lottomatica SPA *	2,778,089
988,001	Mediaset SPA	2,920,659
85,477	Prysmian SPA	1,168,396

1,201,957	Saras SPA *	1,893,648
217,011	Unione di Banche Italiane ScpA	885,018

	Total Italy	57,434,521

	Japan — 25.7%
804,800	Aeon Co Ltd	10,997,228
248,400	Aisin Seiki Co Ltd	7,505,813
347,600	Alps Electric Co Ltd	2,433,582
664,000	Asahi Glass Co Ltd	5,684,085
1,194,000	Asahi Kasei Corp	7,242,764
177,400	Astellas Pharma Inc	6,838,135
286,200	Canon Inc	12,839,566
713,000	Chiba Bank Ltd	4,650,673
244,700	Chugai Pharmaceutical Co Ltd	3,738,331
272,700	Daikin Industries Ltd	8,030,714
84,700	Daito Trust Construction Co Ltd	7,554,316
1,326,000	Ebara Corp	4,847,712
3,078,000	Hitachi Ltd	17,079,546
588,600	Honda Motor Co Ltd	18,678,846
250,800	Hoya Corp	5,341,897
751,800	Itochu Corp	7,640,085
3,923	Japan Retail Fund Investment Corp (REIT)	5,999,517
1,346	Japan Tobacco Inc	6,459,140
320,400	JSR Corp	6,246,906
256,400	JS Group Corp	4,862,701
1,928,600	JX Holdings Inc	12,265,166
166,800	Lawson Inc	9,878,345
99,600	Miraca Holdings Inc	3,824,712
1,652,500	Mitsubishi Chemical Holdings Corp	9,600,093
1,221,000	Mitsubishi Electric Corp	11,558,538
593,900	Mitsui & Co Ltd	9,370,487
1,633,200	Nissan Motor Co Ltd	14,998,185
1,049,000	NSK Ltd	6,942,771
9,326	NTT Docomo Inc	16,484,132
706,000	Sekisui Chemical Co Ltd	5,305,225
68,800	Shimamura Co Ltd	6,539,303
4,499,000	Shinsei Bank Ltd	4,559,149
395,600	Sumitomo Rubber Industries	4,745,044
358,300	Sumitomo Electric Industries Ltd	3,890,783
467,300	Sumitomo Mitsui Financial Group Inc	12,997,800
1,838,000	Sumitomo Mitsui Trust Holdings Inc	5,631,946
273,500	Sumitomo Realty & Development Co Ltd	5,424,979
1,410,000	Teijin Ltd	4,314,483
258,900	Tokio Marine Holdings Inc	6,292,873

	Total Japan	309,295,571

	Malaysia — 0.2%
1,357,000	Petronas Chemicals Group Bhd	2,614,737

	Mexico — 0.2%
55,500	Grupo Aeroportuario del Sureste SAB de CV ADR	3,128,535

	Netherlands — 0.6%
116,940	Arcadis NV	2,099,372
98,397	Imtech NV	2,530,000
173,664	Koninklijke KPN NV	2,125,482

	Total Netherlands	6,754,854

	New Zealand — 0.0%
52,286	Sky Network Television Ltd	225,695

	Norway — 0.9%
506,992	ProSafe ASA	3,823,206
268,330	Statoil ASA	6,938,971

	Total Norway	10,762,177

	Philippines — 0.3%
10,723,400	Alliance Global Group Inc	2,560,019
657,030	Cebu Air Inc	1,068,945

	Total Philippines	3,628,964

	Russia — 1.8%
132,063	Lukoil OAO ADR	7,436,186
51,908	Magnit OJSC Sponsored GDR	1,154,303
240,520	Phosagro OAO GDR	2,453,304
889,900	VimpelCom Ltd Sponsored ADR	10,607,608

	Total Russia	21,651,401

	Singapore — 1.0%
487,554	DBS Group Holdings Ltd	4,848,461
2,308,000	Global Logistic Properties Ltd *	3,355,863
551,100	Keppel Corp Ltd	4,093,769

	Total Singapore	12,298,093

	South Korea — 2.0%
69,694	Doosan Heavy Industries and Construction Co	4,145,679
10,822	Hyundai Mobis	3,001,061
83,960	Kangwon Land Inc	2,069,496
4,732	LG Chem Ltd	1,416,245
30,134	LG Corp	1,696,072
181,970	LG Display Co Ltd	4,339,015
38,786	LG Electronics Inc	2,597,662
56,490	Shinhan Financial Group Co Ltd	2,106,118
16,986	SK Holdings Co Ltd	2,212,536

	Total South Korea	23,583,884

	Spain — 1.0%
299,171	Banco Santander SA	2,245,646
217,988	Enagas	4,090,321
297,130	Telefonica SA	5,579,612

	Total Spain	11,915,579

	Sweden — 1.6%
444,038	Ericsson LM B Shares	4,737,092
135,575	Getinge AB Class B	3,494,735
513,941	Svenska Cellulosa AB Class B	7,647,451
438,101	TeliaSonera AB	2,988,480

	Total Sweden	18,867,758

	Switzerland — 4.3%
50,218	Adecco SA *	2,184,111
417,564	Novartis AG (Registered)	22,550,230
40,492	Roche Holding AG (Non Voting)	6,441,236
39,800	Sulzer AG	4,442,966
11,394	Swisscom AG (Registered)	4,302,884

9,011	Syngenta AG (Registered) *	2,651,696
43,304	Zurich Financial Services AG *	9,537,202

	Total Switzerland	52,110,325

	Taiwan — 0.3%
570,416	Asustek Computer Inc	3,985,563

	Thailand — 0.6%
952,900	Bangkok Bank Pcl NVDR	4,541,690
13,666,800	Land & Houses Pcl NVDR	2,683,923

	Total Thailand	7,225,613

	United Kingdom — 23.1%
221,089	AMEC Plc	3,025,585
466,159	BG Group Plc	9,998,563
3,409,003	BP Plc	24,689,230
502,494	British American Tobacco Plc	23,319,269
1,314,289	BT Group Plc	3,932,904
620,183	Centrica Plc	2,948,021
47,509	Charter International Plc	697,349
474,879	Diageo Plc	10,170,970
251,269	GlaxoSmithKline Plc	5,568,631
2,428,608	HSBC Holdings Plc	18,944,239
249,694	Imperial Tobacco Group Plc	8,983,242
549,484	Inchcape Plc	2,822,276
385,946	International Power Plc	2,039,557
169,010	John Wood Group Plc	1,736,787
30,820	Johnson Matthey Plc	929,081
177,109	Land Securities Group Plc (REIT)	1,915,283
819,972	National Express Group Plc	2,709,728
279,170	National Grid Plc	2,743,489
823,017	Premier Oil Plc *	4,727,550
496,272	Prudential Plc	4,884,619
174,628	Reckitt Benckiser Group Plc	8,859,355
292,703	Rio Tinto Plc	15,409,541
276,990	Rolls-Royce Holdings Plc *	3,183,860
708,588	Royal Dutch Shell Plc A Shares (London)	24,782,572
612,778	Royal Dutch Shell Plc B Shares (London)	22,081,190
1,508,782	Tesco Plc	9,632,997
188,829	Travis Perkins Plc	2,479,057
144,487	Ultra Electronics Holdings Plc	3,284,866
240,668	Unilever Plc	8,084,507
8,983,184	Vodafone Group Plc	24,318,455
1,639,965	WM Morrison Supermarkets Plc	8,314,364
688,159	Xstrata Plc	11,047,458

	Total United Kingdom	278,264,595

	TOTAL COMMON STOCKS (COST $1,163,498,516)	1,123,557,255

	PREFERRED STOCKS — 1.0%

	Brazil — 0.5%
214,100	Telefonica Brasil SA 0.72%	5,777,687

	Germany — 0.1%
30,672	Porsche Automobil Holding SE 1.12%	1,879,540

	South Korea — 0.4%
38,888	Hyundai Motor Co 2.29%	2,424,349

10,785	LG Chem Ltd 3.40%	1,167,341
33,070	LG Electronics Inc 1.04%	717,464

	Total South Korea	4,309,154

	TOTAL PREFERRED STOCKS (COST $10,694,429)	11,966,381

	RIGHTS/WARRANTS — 0.0%

	South Korea — 0.0%
7,448	LG Electronics Inc Rights, Expires 12/21/11*	141,438

	United Kingdom — 0.0%
20,989,248	Rolls-Royce Holdings Plc Rights, Expires 2/09/12*	32,930

	TOTAL RIGHTS/WARRANTS (COST $177,079)	174,368

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 4.9%

		Time Deposits — 4.9%
USD	15,000,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 12/01/11	15,000,000
AUD	124	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.78%, due 12/01/11	127
GBP	144,194	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.10%, due 12/01/11	226,226
NOK	120	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.95%, due 12/01/11	21
SEK	146	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.06%, due 12/01/11	21
EUR	5,186,899	Citibank (New York) Time Deposit, 0.10%, due 12/01/11	6,969,636
JPY	69,997,496	Citibank (New York) Time Deposit, 0.01%, due 12/01/11	902,498
USD	7,116,033	Citibank (New York) Time Deposit, 0.03%, due 12/01/11	7,116,033
USD	13,370,406	HSBC Bank (New York) Time Deposit, 0.03%, due 12/01/11	13,370,406
EUR	11,142,889	JPMorgan Chase (New York) Time Deposit, 0.10%, due 12/01/11	14,972,699

		Total Time Deposits	58,557,667

		TOTAL SHORT-TERM INVESTMENTS (COST $58,557,667)	58,557,667

		TOTAL INVESTMENTS — 99.4% (Cost $1,232,927,691)	1,194,255,671

		Other Assets and Liabilities (net) — 0.6%	7,120,105

		TOTAL NET ASSETS — 100.0%	$1,201,375,776

     A summary of outstanding financial instruments at November 30, 2011 is as follows:
     Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Sales #
12/06/11	Deutsche Bank AG	EUR	13,853,500	$18,615,017	$707,072
12/06/11	HSBC Bank USA	EUR	13,853,500	18,615,016	721,022

				$37,230,033	$1,428,094

#	Fund sells foreign currency; buys USD.
As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
ADR — American Depositary Receipt
GDR — Global Depository Receipt
NVDR — Non-Voting Depository Receipt
REIT — Real Estate Investment Trust
* Non-income producing security.
Currency Abbreviations:
AUD — Australian Dollar
EUR — Euro
GBP — British Pound
JPY — Japanese Yen
NOK — Norwegian Krone
SEK — Swedish Krona
USD — United States Dollar

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$1,275,599,746	$66,712,881	$(148,056,956)	$(81,344,075)

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	91.3%
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 – Valuations based on quoted prices for identical securities in active markets.
Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) due to market events that have occurred since the local market close but prior to the close of the NYSE.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Australia	$—	$30,790,105	$—	$30,790,105
Austria	—	722,166	—	722,166
Belgium	—	8,656,249	—	8,656,249
Brazil	14,013,546	—	—	14,013,546
Denmark	—	5,606,863	—	5,606,863
Finland	—	37,173,071	—	37,173,071
France	—	101,439,828	—	101,439,828
Germany	—	77,883,064	—	77,883,064
Hong Kong	3,324,851	15,247,466	—	18,572,317
India	—	909,503	—	909,503
Ireland	—	4,042,678	—	4,042,678
Italy	—	57,434,521	—	57,434,521
Japan	—	309,295,571	—	309,295,571
Malaysia	—	2,614,737	—	2,614,737
Mexico	3,128,535	—	—	3,128,535
Netherlands	—	6,754,854	—	6,754,854
New Zealand	—	225,695	—	225,695
Norway	—	10,762,177	—	10,762,177
Philippines	—	3,628,964	—	3,628,964
Russia	13,060,912	8,590,489	—	21,651,401
Singapore	—	12,298,093	—	12,298,093
South Korea	—	23,583,884	—	23,583,884
Spain	—	11,915,579	—	11,915,579
Sweden	—	18,867,758	—	18,867,758
Switzerland	—	52,110,325	—	52,110,325
Taiwan	—	3,985,563	—	3,985,563
Thailand	—	7,225,613	—	7,225,613
United Kingdom	—	278,264,595	—	278,264,595

TOTAL COMMON STOCKS	33,527,844	1,090,029,411	—	1,123,557,255

Preferred Stocks
Brazil	5,777,687	—	—	5,777,687
Germany	—	1,879,540	—	1,879,540
South Korea	—	4,309,154	—	4,309,154

TOTAL PREFERRED STOCKS	5,777,687	6,188,694	—	11,966,381

Rights/Warrants
South Korea	—	141,438	—	141,438
United Kingdom	—	32,930	—	32,930

TOTAL RIGHTS/WARRANTS	—	174,368	—	174,368

Total Short-Term Investments	58,557,667	—	—	58,557,667

Total Investments	97,863,198	1,096,392,473	—	1,194,255,671

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	1,428,094	—	1,428,094

Total Derivatives	—	1,428,094	—	1,428,094

Total	$97,863,198	$1,097,820,567	$—	$1,195,683,765

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*    Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
						Change in				(Depreciation)
	Balances as			Accrued	Total	Unrealized				from Investments
	of February			Discounts/	Realized	Appreciation	Transfers	Transfers out	Balances as	Still Held as of
	28, 2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	into Level 3*	of Level 3*	of November 30, 2011	November 30, 2011
Common Stocks
Thailand	$3,966,670	$—	$(3,910,885)	$—	$(33,316)	$(22,469)	$—	$—	$—	$—

Total	$3,966,670	$—	$(3,910,885)	$—	$(33,316)	$(22,469)	$—	$—	$—	$—

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless otherwise adjusted due to the time at which foreign markets close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers (unless otherwise adjusted due to the time at which foreign markets close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2011, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.
The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$174,368	$—	$174,368
Unrealized appreciation on forward currency contracts	—	1,428,094	—	—	—	1,428,094

Total	$—	$1,428,094	$—	$174,368	$—	$1,602,462

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and rights and/or warrants) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Forward
	Currency	Rights and/or
	Contracts	Warrants
Average amount outstanding	$27,874,005	$1,955,774

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 95.7%

	Australia — 3.6%
249,244	Aquarius Platinum Ltd	670,684
1,288,353	Asciano Group	2,095,124
243,908	Billabong International Ltd	954,847
3,407,775	Dexus Property Group (REIT)	3,082,807
511,521	Iress Market Technology Ltd	4,081,095
347,519	Nufarm Ltd *	1,755,271
1,527,883	Pacific Brands Ltd	851,959
198,843	PanAust Ltd *	692,526
391,677	Primary Health Care Ltd	1,328,056
197,476	Seven West Media Ltd	696,931
3,348,485	Ten Network Holdings Ltd	3,165,289

	Total Australia	19,374,589

	Austria — 0.4%
16,047	Flughafen Wien AG	617,936
8,600	Lenzing AG	782,813
58,311	Wienerberger AG	618,912

	Total Austria	2,019,661

	Belgium — 1.6%
40,914	CMB Cie Maritime Belge SA	877,977
38,030	Compagnie d’Entreprises CFE	1,986,188
41,011	Mobistar SA	2,242,581
50,893	SA D’Ieteren NV	2,405,299
26,961	Umicore SA	1,160,762

	Total Belgium	8,672,807

	Brazil — 3.4%
204,400	Aliansce Shopping Centers SA	1,593,740
480,000	Brasil Brokers Participacoes SA	1,616,501
129,500	Brasil Insurance Participacoes e Administracao SA	1,278,279
220,000	Brazil Pharma SA *	2,109,547
423,600	Cia Hering	8,971,648
207,000	Iochpe-Maxion SA	2,552,659

	Total Brazil	18,122,374

	Canada — 4.3%
151,340	Alamos Gold Inc	2,559,552
657,000	Canaco Resources Inc *	908,250
700,000	Chinook Energy Inc *	1,029,462
87,100	Corus Entertainment Inc Class B	1,617,407
113,200	Flint Energy Services Ltd *	1,429,497
625,000	Gran Colombia Gold Corp *(a)	324,771
128,250	Gran Colombia Gold Corp *	66,643
475,100	Guide Exploration Ltd Class A *	1,457,976
166,300	Just Energy Group Inc	1,671,234
123,700	Karnalyte Resources Inc *	1,597,264
172,300	Karnalyte Resources Inc (a)	2,224,806
349,500	NuVista Energy Ltd *	1,548,841
224,800	Precision Drilling Corp *	2,598,551
763,100	RMP Energy Inc *	1,645,983
332,550	Western Energy Services Corp *	2,523,591

	Total Canada	23,203,828

	China — 0.4%
4,605,000	361 Degrees International Ltd	1,979,821

	Denmark — 0.9%
141,931	H Lundbeck A/S	2,750,735
1,527,788	Ossur hf *	2,113,212

	Total Denmark	4,863,947

	Finland — 1.6%
45,070	Amer Sports Oyj Class A	558,985
113,100	Elisa Oyj	2,459,396
72,000	Huhtamaki Oyj	837,906
593,200	M-real Oyj B shares *	1,135,177
479,518	Oriola-KD Oyj Class B	1,366,320
79,700	Orion Oyj Class B	1,621,282
147,630	Talvivaara Mining Co Plc *	556,686

	Total Finland	8,535,752

	France — 5.1%
139,127	Boursorama *	1,129,652
85,896	Cap Gemini SA	3,262,331
64,262	Compagnie Generale des Etablissements Michelin-Class B	4,096,590
107,428	Faurecia	2,263,795
112,191	Legrand SA	3,631,523
50,296	Societe BIC SA	4,465,346
62,421	Sodexo	4,539,837
25,932	Virbac SA	4,170,918

	Total France	27,559,992

	Germany — 3.3%
48,332	Bauer AG	1,312,371
62,218	Cat Oil AG	395,517
28,123	Continental AG *	1,996,708
45,917	Gerresheimer AG	1,931,834
41,970	GSW Immobilien AG *	1,342,724
36,818	HeidelbergCement AG	1,553,382
78,172	KUKA AG *	1,530,170
100,954	NORMA Group *	1,888,030
170,000	Prime Office REIT-AG *	1,043,840
61,797	Rhoen-Klinikum AG	1,170,204
112,974	Tom Tailor Holding AG *	2,012,634
38,287	Wincor Nixdorf AG	1,838,163

	Total Germany	18,015,577

	Hong Kong — 1.3%
7,073,900	PCCW Ltd	2,621,932
1,425,000	Yue Yuen Industrial Holdings	4,106,539

	Total Hong Kong	6,728,471

	India — 0.3%
302,200	Housing Development & Infrastructure Ltd *	359,560
277,400	Orchid Chemicals & Pharmaceuticals Ltd	833,719
254,100	Rolta India Ltd	296,239

	Total India	1,489,518

	Indonesia — 0.2%
4,011,000	Borneo Lumbung Energi & Metal Tbk PT *	370,752

381,500	Tambang Batubara Bukit Asam Tbk PT	734,516

	Total Indonesia	1,105,268

	Ireland — 0.8%
329,129	C&C Group Plc	1,348,400
83,494	DCC Plc	2,021,456
30,100	Kerry Group Plc Class A	1,124,140

	Total Ireland	4,493,996

	Italy — 3.5%
464,323	Autogrill SPA	4,842,777
109,100	Buzzi Unicem SPA *	1,003,278
427,232	Credito Emiliano SPA	1,661,087
335,758	Italcementi SPA-Di RISP	920,526
151,165	Lottomatica SPA *	2,332,471
790,054	Mediaset SPA	2,335,502
488,436	Mediolanum SPA	1,784,782
200,000	Piaggio & C SPA	590,954
1,339,325	Prelios SPA *	155,610
115,821	Prysmian SPA	1,583,172
1,202,408	Saras SPA *	1,894,359

	Total Italy	19,104,518

	Japan — 25.7%
438,000	Air Water Inc	5,722,051
475,900	Alps Electric Co Ltd	3,331,823
1,827,000	Aozora Bank Ltd	4,894,226
230,300	Avex Group Holding Inc	2,613,366
226,900	Century Tokyo Leasing Corp	4,502,402
224,600	Circle K Sunkus Co Ltd	3,662,810
170,200	Cosmos Pharmaceutical Corp	8,292,320
400,500	Fuji Oil Co Ltd	5,732,866
155,200	Hitachi Chemical Co Ltd	2,996,228
324,700	Hitachi Transport System Ltd	5,457,247
151,400	IRISO Electronics Co Ltd	2,337,762
256,500	Izumi Co Ltd	3,842,232
507,000	Japan Aviation Electronics Industry Ltd	3,683,760
120,040	K’s Holdings Corp	4,731,587
276,900	Keihin Corp	4,358,624
1,224	Kenedix Realty Investment Corp (REIT)	3,498,020
121,500	Kintetsu World Express Inc	3,621,439
157,000	Kyorin Co Ltd	2,647,029
114,420	Mitsubishi UFJ Lease & Finance Co Ltd	4,380,469
315,300	Nabtesco Corp	6,943,398
643,500	NHK Spring Co Ltd	5,873,264
331,300	Nihon Kohden Corp	7,662,639
69,000	Nippon Soda Co Ltd	292,746
489,000	Nissin Electric Co Ltd	2,807,393
760,200	Pioneer Corp *	3,730,072
638,000	Rengo Co Ltd	4,539,915
170,200	Saizeriya Co Ltd	2,790,620
764,000	Sanken Electric Co Ltd	2,635,428
2,085,000	Shinsei Bank Ltd	2,112,875
217,200	Sumitomo Rubber Industries	2,605,216
231,300	Takata Corp	5,013,164
741,000	Tsubakimoto Chain Co	4,028,440
1,418,000	Ube Industries Ltd	4,011,688

173,900	United Arrows Ltd	3,114,656

	Total Japan	138,467,775

	Mexico — 0.4%
1,221,200	Fibra Uno Administracion SA de CV (REIT)	2,238,967

	Netherlands — 2.4%
131,030	AerCap Holdings NV *	1,409,883
144,481	Arcadis NV	2,593,804
76,500	CSM NV	1,005,482
99,032	Imtech NV	2,546,326
50,723	Koninklijke Ten Cate NV	1,471,036
30,762	Nutreco Holding NV	2,017,247
90,472	SBM Offshore NV	1,948,443

	Total Netherlands	12,992,221

	New Zealand — 0.6%
1,056,738	Fisher & Paykel Appliances Holdings Ltd *	294,827
170,048	Pumpkin Patch Ltd	79,506
1,120,349	Sky City Entertainment Group Ltd	3,004,710

	Total New Zealand	3,379,043

	Norway — 2.2%
729,820	BWG Homes ASA	1,228,635
88,623	Fred Olsen Energy ASA	2,974,693
78,085	Kongsberg Gruppen ASA	1,575,596
530,407	ProSafe ASA	3,999,778
295,810	SpareBank 1 SR Bank	2,129,580

	Total Norway	11,908,282

	Philippines — 1.3%
12,352,000	Alliance Global Group Inc	2,948,818
1,061,100	Cebu Air Inc	1,726,341
5,938,800	Puregold Price Club Inc *	2,083,073

	Total Philippines	6,758,232

	Russia — 0.3%
99,423	Cherkizovo Group GDR (Registered) *	1,488,461

	Singapore — 1.1%
605,000	ComfortDelgro Corp Ltd	672,754
3,725,000	First Ship Lease Trust	859,050
2,587,640	Mapletree Logistics Trust (REIT)	1,693,134
854,000	MobileOne Ltd	1,629,966
985,000	Petra Foods Ltd	1,312,389

	Total Singapore	6,167,293

	South Korea — 5.7%
209,083	CrucialTec Co Ltd *	3,344,599
20,750	Daelim Industrial Co Ltd	1,846,115
290,330	DGB Financial Group Inc *	3,419,645
42,990	Golfzon Co Ltd *	2,079,603
442,142	Kortek Corp	4,164,128
250,000	Magnachip Semiconductor Corp *	2,002,500
13,095	Mando Corp	2,391,495
27,560	Mirae Asset Securities Co Ltd	838,579
10,467	Nong Shim Co Ltd	2,168,688
35,140	S1 Corp	1,781,593

17,730	Sindoh Co Ltd	783,447
5,600	SK Holdings Co Ltd	729,436
81,600	Tong Yang Life Insurance Co Ltd	1,096,565
79,520	Youngone Holding Co Ltd	4,317,971

	Total South Korea	30,964,364

	Spain — 1.2%
146,205	Banco Espanol de Credito SA	704,785
2,662	Construcciones y Auxiliar de Ferrocarriles SA	1,425,855
150,968	Enagas	2,832,760
33,034	Red Electrica de Espana	1,452,157

	Total Spain	6,415,557

	Sweden — 2.2%
103,561	Elekta AB Class B	4,409,272
205,781	Getinge AB Class B	5,304,444
1,994,403	Trigon Agri A/S *	2,399,163

	Total Sweden	12,112,879

	Switzerland — 2.9%
7,227	Alpiq Holding AG (Registered)	1,229,214
100,479	Aryzta AG	4,850,775
10,921	Kaba Holding AG Class B (Registered)	3,847,718
29,275	Sulzer AG	3,268,036
13,617	Valora Holding AG	2,582,221

	Total Switzerland	15,777,964

	Taiwan — 0.2%
640,982	Altek Corp	523,855
434,500	Coretronic Corp	320,627

	Total Taiwan	844,482

	Thailand — 0.4%
15,969,100	Quality Houses PCL (Foreign Registered) (b)	725,347
10,770,200	SVI PCL (Foreign Registered) (b)	1,180,166

	Total Thailand	1,905,513

	United Kingdom — 18.4%
401,205	Babcock International Group Plc	4,581,378
228,267	Berkeley Group Holdings Plc (Unit Shares) *	4,595,993
983,386	Centaur Media Plc	599,404
214,443	Charter International Plc	3,147,647
516,156	Diploma Plc	2,708,553
497,482	Euromoney Institutional Investor Plc	5,443,531
1,482,352	F&C Asset Management Plc	1,610,849
878,781	Filtrona Plc	5,423,953
589,351	Great Portland Estates Plc (REIT)	3,271,115
682,417	Inchcape Plc	3,505,051
1,320,418	ITE Group Plc	4,187,869
503,032	James Fisher & Sons Plc	3,912,294
383,282	John Wood Group Plc	3,938,697
1,016,645	Jupiter Fund Management Plc	3,564,978
3,073,885	KCOM Group Plc	3,629,449
119,354	Kier Group Plc	2,658,687
1,683,237	Lupus Capital Plc	2,613,149
1,122,251	Metric Property Investments Plc (REIT)	1,589,723
613,952	N Brown Group	2,569,332
811,850	National Express Group Plc	2,682,887

537,139	Premier Oil Plc *	3,085,418
447,287	PZ Cussons Plc	2,524,956
662,329	Restaurant Group Plc	3,179,392
1,039,336	RPS Group Plc	3,082,487
1,698,286	Senior Plc	4,700,172
163,885	Travis Perkins Plc	2,151,578
138,786	Ultra Electronics Holdings Plc	3,155,256
94,826	Weir Group Plc (The)	3,082,264
834,233	WM Morrison Supermarkets Plc	4,229,430
890,880	WSP Group Plc	2,883,521
70,000	XP Power Ltd	1,044,938

	Total United Kingdom	99,353,951

	TOTAL COMMON STOCKS (COST $519,994,487)	516,045,103

	PREFERRED STOCKS — 1.1%

	Brazil — 0.5%
628,000	Marcopolo SA 2.96%	2,833,788

	Chile — 0.4%
1,100,000	Coca-Cola Embonor SA Class B 2.97%	1,883,642

	South Korea — 0.2%
63,170	Daelim Industrial Co Ltd 0.68%	1,228,526

	TOTAL PREFERRED STOCKS (COST $5,189,216)	5,945,956

	RIGHTS/WARRANTS — 0.0%

	Canada — 0.0%
312,500	Gran Colombia Gold Corp Warrants, Expires 08/24/15*	52,086

	TOTAL RIGHTS/WARRANTS (COST $114,573)	52,086

Par Value	Description	Value ($)

	SHORT-TERM INVESTMENTS — 3.2%

	Time Deposits — 3.2%
USD 7,000,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 12/01/11	7,000,000
CAD 19,978	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.25%, due 12/01/11	19,587
NZD 87	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.75%, due 12/01/11	68
JPY 23,796,441	Citibank (New York) Time Deposit, 0.01%, due 12/01/11	306,826
SGD 41,144	Citibank (New York) Time Deposit, 0.01%, due 12/01/11	32,102
USD 4,333,293	Citibank (New York) Time Deposit, 0.03%, due 12/01/11	4,333,293
AUD 176,136	JPMorgan Chase (New York) Time Deposit, 3.78%, due 12/01/11	181,138
EUR 3,981,814	JPMorgan Chase (New York) Time Deposit, 0.10%, due 12/01/11	5,350,363
GBP 113,996	JPMorgan Chase (New York) Time Deposit, 0.10%, due 12/01/11	178,848

	Total Time Deposits	17,402,225

	TOTAL SHORT-TERM INVESTMENTS (COST $17,402,225)	17,402,225

TOTAL INVESTMENTS — 100.0% (Cost $542,700,501)	539,445,370

Other Assets and Liabilities (net) — (0.0%)	(211,376)

TOTAL NET ASSETS — 100.0%	$539,233,994

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Sales #
12/06/11	Deutsche Bank AG	EUR	1,913,500	$2,571,179	$48,689
12/06/11	HSBC Bank	EUR	1,913,500	2,571,179	48,689

				$5,142,358	$97,378

#   Fund sells foreign currency; buys USD.
Notes to Schedule of Investments:
Foreign Registered — Shares issued to foreign investors in markets that have foreign ownership limits.
GDR — Global Depository Receipt
REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
EUR — Euro
GBP — British Pound
JPY — Japanese Yen
NZD — New Zealand Dollar
SGD — Singapore Dollar
USD — United States Dollar

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$546,447,334	$62,346,310	$(69,348,274)	$(7,001,964)

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. As of November 30, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.4% of net assets. The Fund classifies such securities (levels defined below) as Level 3. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	86.5%
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) due to market events that have occurred since the local market close but prior to the close of the NYSE.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value technique on Level 3 investments: Certain of the Fund’s securities in Thailand were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assests	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks
Australia	$—	$19,374,589	$—	$19,374,589
Austria	—	2,019,661	—	2,019,661
Belgium	—	8,672,807	—	8,672,807
Brazil	18,122,374	—	—	18,122,374
Canada	23,203,828	—	—	23,203,828
China	—	1,979,821	—	1,979,821
Denmark	—	4,863,947	—	4,863,947
Finland	—	8,535,752	—	8,535,752
France	—	27,559,992	—	27,559,992
Germany	—	18,015,577	—	18,015,577
Hong Kong	—	6,728,471	—	6,728,471
India	—	1,489,518	—	1,489,518
Indonesia	—	1,105,268	—	1,105,268
Ireland	—	4,493,996	—	4,493,996
Italy	—	19,104,518	—	19,104,518
Japan	—	138,467,775	—	138,467,775
Mexico	2,238,967	—	—	2,238,967
Netherlands	1,409,883	11,582,338	—	12,992,221
New Zealand	—	3,379,043	—	3,379,043
Norway	—	11,908,282	—	11,908,282
Philippines	2,083,073	4,675,159	—	6,758,232
Russia	—	1,488,461	—	1,488,461
Singapore	—	6,167,293	—	6,167,293
South Korea	2,002,500	28,961,864	—	30,964,364
Spain	—	6,415,557	—	6,415,557
Sweden	—	12,112,879	—	12,112,879
Switzerland	—	15,777,964	—	15,777,964
Taiwan	—	844,482	—	844,482
Thailand	—	—	1,905,513	1,905,513
United Kingdom	—	99,353,951	—	99,353,951

TOTAL COMMON STOCKS	49,060,625	465,078,965	1,905,513	516,045,103

Preferred Stocks
Brazil	2,833,788	—	—	2,833,788
Chile	1,883,642	—	—	1,883,642
South Korea	—	1,228,526	—	1,228,526

TOTAL PREFERRED STOCKS	4,717,430	1,228,526	—	5,945,956

Rights/Warrants
Canada	—	52,086	—	52,086

TOTAL RIGHTS/WARRANTS	—	52,086	—	52,086

Short-Term Investments	17,402,225	—	—	17,402,225

Total Investments	71,180,280	466,359,577	1,905,513	539,445,370

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	97,378	—	97,378

Total	$71,180,280	$466,456,955	$1,905,513	$539,542,748

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.4% of total net assets.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
						Change in				Investments
	Balances as of			Accrued	Total	Unrealized			Balances as	Still Held as of
	February 28,			Discounts/	Realized	Appreciation	Transfers into	Transfers out of	of November 30,	November 30,
	2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	level 3 *	level 3 *	2011	2011
Common Stocks Thailand	$921,051	$2,468,778	$(433,494)	$—	$(275,209)	$(775,613)	$—	$—	$1,905,513	$(775,613)

Total	$921,051	$2,468,778	$(433,494)	$—	$(275,209)	$(775,613)	$—	$—	$1,905,513	$(775,613)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
•Smaller Company Risk— Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
•Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
•Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
•Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
•Liquidity Risk — Shares of small- and mid-cap companies often have lower trading volumes and a limited number or no market makers. Thus, a large position may limit or prevent the Fund from selling those shares or unwinding derivative positions on them at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
•Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
•Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
•Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
•Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
•Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.
•Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
•Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless otherwise adjusted due to the time at which foreign markets close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers (unless otherwise adjusted due to the time at which foreign markets close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2011, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$52,086	$—	$52,086
Unrealized appreciation on forward currency contracts	—	97,378	—	—	—	97,378

Total	$—	$97,378	$—	$52,086	$—	$149,464

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The volume of derivative activity, based on absolute values (forward currency contracts and rights and/or warrants) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Forward
	Currency	Rights and /or
	Contracts	Warrants
Average amount outstanding	$1,350,135	$199,333

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Asset Allocation Fund
(formerly GMO Global Balanced Asset Allocation Fund)
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares / Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 98.9%

	Affiliated Issuers — 98.9%
19,982,387	GMO Alpha Only Fund, Class IV	497,361,623
1,463,575	GMO Asset Allocation Bond Fund, Class VI	35,886,863
23,737,369	GMO Domestic Bond Fund, Class VI	70,262,611
1,652,011	GMO Emerging Country Debt Fund, Class IV	15,644,547
30,412,253	GMO Emerging Markets Fund, Class VI	355,519,234
6,481,654	GMO Flexible Equities Fund, Class VI	111,095,552
11,694,720	GMO International Core Equity Fund, Class VI	308,857,556
6,881,116	GMO International Growth Equity Fund, Class IV	147,255,885
12,448,686	GMO International Intrinsic Value Fund, Class IV	242,749,374
37,507,629	GMO Quality Fund, Class VI	819,166,611
356,591	GMO Short-Duration Investment Fund, Class III	2,945,445
4,698,916	GMO Special Situations Fund, Class VI	124,239,343
22,084,117	GMO Strategic Fixed Income Fund, Class VI	375,871,669
1,016,189	GMO World Opportunity Overlay Fund	23,982,062

	TOTAL MUTUAL FUNDS (COST $2,892,791,213)	3,130,838,375

	DEBT OBLIGATIONS — 1.1%

	Asset-Backed Securities — 1.1%

	Airlines — 0.0%
491,736	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.73%, due 05/15/24	236,033

	Auto Financing — 0.1%
133,660	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.60%, due 07/15/14	134,078
612,695	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.90%, due 08/15/13	616,426
309,607	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	311,309
265,377	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.10%, due 11/10/14	266,041
548,833	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.25%, due 03/15/13	551,275
20,400	Franklin Auto Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.20%, due 05/20/16	20,420
258,720	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.40%, due 03/20/14	259,598

	Total Auto Financing	2,159,147

	Business Loans — 0.1%
120,015	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 0.60%, due 08/16/19	117,015
74,746	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.62%, due 04/25/34	56,807
53,927	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.63%, due 01/25/35	40,445
265,509	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.65%, due 01/25/36	167,271
242,471	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.50%, due 07/25/37	152,757
954,830	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.56%, due 12/25/37	668,381
72,678	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.54%, due 05/15/32	64,320
119,474	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.49%, due 11/15/33	97,969
199,686	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 02/25/30	153,670

159,280	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 09/25/30	125,656
388,984	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.11%, due 10/25/37	311,040

	Total Business Loans	1,955,331

	CMBS — 0.1%
341,936	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.37%, due 07/15/44	337,662
1,100,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.38%, due 12/15/20	995,500
292,800	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	292,800
383,390	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.33%, due 03/10/44	383,390
491,883	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	496,648
194,890	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .39%, 1.14%, due 03/06/20	192,941
300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .57%, 1.32%, due 03/06/20	297,000
123,417	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	123,491
618,019	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.62%, due 05/12/39	630,132
257,619	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.69%, due 10/15/42	262,640
516,025	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.34%, due 09/15/21	490,223

	Total CMBS	4,502,427

	CMBS Collateralized Debt Obligations — 0.0%
499,812	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.30%, due 11/23/52	4,998
297,845	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	279,975
133,000	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.58%, due 08/26/30	122,692
766,126	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.59%, due 05/25/46	559,272

	Total CMBS Collateralized Debt Obligations	966,937

	Corporate Collateralized Debt Obligations — 0.0%
1,000,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.64%, due 06/20/13	880,900

	Credit Cards — 0.1%
1,300,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.50%, due 09/15/17	1,302,145
400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.38%, due 02/15/17	396,876

	Total Credit Cards	1,699,021

	Insured Auto Financing — 0.1%
208,280	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.29%, due 10/06/13	207,760
172,187	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, 1 mo. LIBOR + .05%, 0.30%, due 12/06/13	172,183
228,701	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.05%, due 06/06/14	228,583
413,132	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.75%, due 03/08/16	411,562

1,258,896	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.45%, due 07/14/14	1,265,027

	Total Insured Auto Financing	2,285,115

	Insured Business Loans — 0.0%
223,971	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.70%, due 10/25/30	162,379

	Insured High Yield Collateralized Debt Obligations § — 0.0%
14,332	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, 3 mo. LIBOR + .46%, 0.87%, due 12/16/15	14,117

	Insured Other — 0.1%
1,500,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	1,505,775
598,060	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 09/15/41	529,914
592,807	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 12/15/41	527,390
300,497	TIB Card Receivables Fund, Series 2005-B,144A, FGIC, 3 mo. LIBOR + .25%, 0.63%, due 01/05/14	240,398
100,000	Toll Road Investment Part II, Series B, 144A, MBIA, Zero Coupon, due 02/15/30	13,533
900,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	56,331

	Total Insured Other	2,873,341

	Insured Residential Asset-Backed Securities (United States) ♦ — 0.0%
71,166	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.68%, due 07/25/34	56,221
85,059	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.64%, due 12/25/33	68,472
23,574	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.59%, due 03/25/34	17,681
350,433	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.48%, due 11/25/35	245,303

	Total Insured Residential Asset-Backed Securities (United States)	387,677

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
12,867	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.60%, due 10/25/34	8,222
35,123	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.59%, due 01/25/35	21,952
271,862	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 06/15/37	160,398
176,410	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.49%, due 10/25/34	123,769
8,154	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.72%, due 07/25/29	5,489
11,538	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.81%, due 08/15/30	7,127
18,600	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.70%, due 06/25/34	12,276
5,030	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.55%, due 12/25/32	1,459
125,526	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.45%, due 11/25/35	113,714

	Total Insured Residential Mortgage-Backed Securities (United States)	454,406

	Insured Time Share — 0.0%
65,367	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 05/20/18	64,693
86,705	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.40%, due 03/20/19	83,508

252,571	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.25%, due 09/20/19	245,194

	Total Insured Time Share	393,395

	Insured Transportation — 0.0%
96,667	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.55%, due 04/17/19	94,008

	Residential Asset-Backed Securities (United States) ♦ — 0.3%
37,311	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.65%, due 01/25/35	29,243
84,050	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.40%, due 02/25/36	17,440
189,289	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.44%, due 03/25/36	156,636
65,871	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.36%, due 08/25/36	60,848
700,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.44%, due 10/25/36	196,000
219,011	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.36%, due 07/25/36	204,775
182,810	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.42%, due 05/25/36	89,577
63,024	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.35%, due 06/25/36	57,352
389,446	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 04/25/36	227,826
114,561	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.58%, due 09/25/35	20,048
257,318	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 06/25/36	41,814
329,312	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.43%, due 06/25/36	40,341
139,952	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.35%, due 01/25/37	41,286
123,917	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.33%, due 11/25/36	41,512
367,392	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.46%, due 05/25/37	18,370
130,475	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 1.30%, due 05/25/34	112,800
1,360,354	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 07/25/36	353,267
256,406	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.37%, due 09/25/36	74,999
338,813	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.45%, due 03/25/36	98,256
257,557	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 06/25/36	67,770
283,571	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.41%, due 10/25/36	164,471
542,634	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.48%, due 05/25/37	427,324
222,899	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.26%, due 05/28/39	72,442
222,899	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.56%, due 05/28/39	62,969
299,776	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.26%, due 02/28/40	180,165
122,708	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.37%, due 11/25/36	74,471
300,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.46%, due 11/25/36	40,050
70,981	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.58%, due 02/25/37	11,222
29,733	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.38%, due 02/25/37	28,960
1,300,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.46%, due 02/25/37	801,190
343,847	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.42%, due 06/25/36	261,324
5,978	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.80%, due 04/25/33	5,021
2,843	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.67%, due 10/25/34	2,644
400,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.42%, due 12/25/36	120,000
1,000,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.40%, due 02/25/37	727,500

27,847	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.34%, due 03/25/37	27,485
17,934	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.56%, due 04/25/34	12,884
395,834	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.42%, due 04/25/36	235,027
127,998	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.45%, due 05/25/36	68,579
48,896	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.36%, due 08/25/36	16,288
570,480	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.42%, due 08/25/36	159,734
107,243	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.56%, due 01/20/35	92,129
97,931	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.54%, due 01/20/35	86,149
281,614	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.41%, due 01/20/36	247,820
907,622	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.38%, due 12/25/36	286,718
62,401	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.51%, due 10/25/35	58,657
64,754	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.39%, due 10/25/36	62,812
544,444	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.41%, due 03/25/36	190,556
400,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 06/25/36	120,000
722,248	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 08/25/36	191,396
494,506	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.42%, due 10/25/36	148,352
194,830	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.58%, due 03/25/36	23,380
149,966	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.38%, due 02/25/37	68,234
78,338	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.66%, due 08/25/34	56,208
1,000,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.49%, due 02/25/37	210,000
142,172	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 04/25/37	116,226
290,611	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 11/25/36	71,200
191,162	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.52%, due 12/25/35	110,071
186,146	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.45%, due 09/25/45	154,315
49,900	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.55%, due 10/25/33	45,724
150,842	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.51%, due 01/25/36	135,758
12,511	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.37%, due 04/25/37	12,421
9,319	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.80%, due 03/25/35	5,807
12,237	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.42%, due 03/25/36	11,258
10,654	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.55%, due 10/25/36	10,574
34,104	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.52%, due 10/25/35	31,591
28,190	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.38%, due 01/25/37	26,965
500,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 06/25/37	210,000
154,955	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.46%, due 01/25/36	111,568

88,092	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.84%, due 11/25/35	68,051
488,506	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.66%, due 06/25/37	39,080

	Total Residential Asset-Backed Securities (United States)	8,452,930

	Residential Mortgage-Backed Securities (Australian) — 0.1%
173,127	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.47%, due 07/20/38	168,636
272,658	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.47%, due 04/19/38	262,001
58,315	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.86%, due 09/27/35	53,524
453,856	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.74%, due 03/14/36	417,393
39,075	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.74%, due 12/08/36	34,777
56,009	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.81%, due 05/27/38	51,221
32,153	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.52%, due 05/10/36	31,001
207,434	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.39%, due 06/14/37	201,830
209,070	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.48%, due 10/20/37	202,577
256,520	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.55%, due 02/21/38	234,741
272,858	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.40%, due 06/12/40	257,082
31,154	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.62%, due 03/09/36	30,213
28,721	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.53%, due 01/12/37	28,139
201,524	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.53%, due 05/21/38	195,505

	Total Residential Mortgage-Backed Securities (Australian)	2,168,640

	Residential Mortgage-Backed Securities (European) — 0.1%
344,878	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.46%, due 09/20/66	282,800
775,726	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.50%, due 01/13/39	687,278
115,283	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.33%, due 12/20/54	110,441
60,023	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .28%, 0.63%, due 09/20/44	57,682
278,436	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.40%, due 12/10/43	247,808
82,148	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .28%, 0.63%, due 12/21/37	73,522
194,038	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.88%, due 05/15/34	155,890
306,669	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.68%, due 11/15/38	227,134
215,208	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.45%, due 09/15/39	160,825
1,000,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.51%, due 07/15/33	990,300
100,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.48%, due 10/15/33	99,490

	Total Residential Mortgage-Backed Securities (European)	3,093,170

	Residential Mortgage-Backed Securities (United States) — 0.0%
20,616	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.56%, due 08/25/35	12,885
71,855	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 02/26/34	58,202

	Total Residential Mortgage-Backed Securities (United States)	71,087

	Student Loans — 0.0%
700,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.67%, due 01/25/24	682,500
14,891	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 0.38%, due 06/25/21	14,863
36,862	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.40%, due 08/25/23	35,756
400,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.44%, due 12/23/19	394,816
97,698	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.38%, due 09/15/22	97,454

	Total Student Loans	1,225,389

	Time Share — 0.0%
95,076	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.25%, due 02/20/20	97,705

	Total Asset-Backed Securities	34,173,155

	Corporate Debt — 0.0%
598,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	616,809

	U.S. Government Agency — 0.0%
67,600	Agency for International Development Floater (Support of C.A.B.E.I.), 6 mo. U.S. Treasury Bill + .40%, 0.47%, due 10/01/12(a)	66,814
471,651	Agency for International Development Floater (Support of Jamaica), 6 mo. U.S. Treasury Bill + 0.75%, 0.82%, due 03/30/19(a)	454,591
37,439	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.42%, due 05/01/14(a)	36,719
100,001	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.04%, due 01/01/12(a)	99,848

	Total U.S. Government Agency	657,972

	TOTAL DEBT OBLIGATIONS (COST $35,414,813)	35,447,936

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
33,889	State Street Institutional U.S. Government Money Market Fund-Institutional Class, 0.00%(b)	33,889

	TOTAL SHORT-TERM INVESTMENTS (COST $33,889)	33,889

	TOTAL INVESTMENTS — 100.0% (Cost $2,928,239,915)	3,166,320,200
	Other Assets and Liabilities (net) — (0.0%)	(115,431)

	TOTAL NET ASSETS — 100.0%	$3,166,204,769

Notes to Schedule of Investments:
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC — Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

C.A.B.E.I. — Central American Bank for Economic Integration

CDO — Collateralized Debt Obligation

CMBS — Commercial Mortgage Backed Security

FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA — Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR — London Interbank Offered Rate

MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN — Medium Term Note

NPGC — Insured as to the payment of principal and interest by National Public Guarantee Corp.

RMBS — Residential Mortgage Backed Security

XL — Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at November 30, 2011, which are subject to change based on the terms of the security.
§	These securities were categorized as “high yield” as a result of being rated below investment grade at issuance.

♦	These securities are primarily backed by subprime mortgages.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

$3,244,438,964	$ —	$(78,118,764)	$(78,118,764)

Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Alpha Only Fund, Class IV	$444,489,793	$227,499,578	$207,369,629	$—	$—	$—	$497,361,623
GMO Asset Allocation Bond Fund, Class VI	108,350,120	84,828,322	154,102,537	1,843,725	5,937,562	—	35,886,863
GMO Domestic Bond Fund, Class VI	112,619,380	—	2,985,073	1,102,707	—	36,025,475	70,262,611
GMO Emerging Country Debt Fund, Class IV	15,394,798	317,038	724,696	201,418	—	—	15,644,547
GMO Emerging Markets Fund, Class VI	407,920,924	80,837,617	51,055,857	143,487	30,272,350	—	355,519,234
GMO Flexible Equities Fund, Class VI	40,832,080	87,342,567	8,628,790	—	—	—	111,095,552
GMO International Core Equity Fund, Class VI	547,460,836	52,771,405	241,152,977	4,890,400	—	—	308,857,556
GMO International Growth Equity Fund, Class IV	150,549,756	28,010,427	14,677,806	1,057,734	—	—	147,255,885
GMO International Intrinsic Value Fund, Class IV	155,598,926	116,478,011	5,982,606	2,939,296	—	—	242,749,374
GMO Quality Fund, Class VI	877,962,197	171,628,715	269,652,239	13,240,406	—	—	819,166,611
GMO Short-Duration Investment Fund, Class III	3,023,794	5,662	48,076	5,662	—	—	2,945,445
GMO Special Situations Fund, Class VI	147,372,218	4,195,689	21,513,311	—	—	—	124,239,343
GMO Strategic Fixed Income Fund, Class VI	365,706,603	13,096,298	41,758,546	—	—	—	375,871,669
GMO World Opportunity Overlay Fund	23,422,041	—	378,657	—	—	—	23,982,062

Totals	$3,400,703,466	$867,011,329	$1,020,030,800	$25,424,835	$36,209,912	$36,025,475	$3,130,838,375

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through November 30, 2011 for tax purposes. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.8% of net assets. The Fund and the underlying funds classify such securities (levels defined below) as Level 3.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	41.8%
Futures Contracts	0.1%
Swap Agreements	0.8%
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 1.0% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using quoted prices. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR Rate.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$3,130,838,375	$—	$—	$3,130,838,375
Debt Obligations
Asset-Backed Securities	—	4,959,949	29,213,206	34,173,155
Corporate Debt	—	616,809	—	616,809
U.S. Government Agency	—	—	657,972	657,972

TOTAL DEBT OBLIGATIONS	—	5,576,758	29,871,178	35,447,936

Short-Term Investments	33,889	—	—	33,889

Total Investments	3,130,872,264	5,576,758	29,871,178	3,166,320,200

Total	$3,130,872,264	$5,576,758	$29,871,178	$3,166,320,200

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 6.5% and (0.1)% of total net assets, respectively.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
						Change in				(Depreciation) from
	Balances as of				Total	Unrealized	Transfers	Transfers	Balances as of	Investments Still Held as
	February 28,			Accrued	Realized	Appreciation	into Level	out of	November 30,	of November 30,
	2011	Purchases	Sales	Discounts/Premiums	Gain/(Loss)	(Depreciation)	3*	Level 3*	2011	2011
Debt Obligations
Asset-Backed Securities	$44,061,730	$—	$(13,253,275)	$565,156	$1,988,081	$(4,148,486)	$—	$—	$29,213,206	$(3,572,405)
U.S. Government Agency	$971,897	$—	$(312,290)	$1,758	$6,473	$(9,866)	$—	$—	$657,972	$(9,599)

Total Debt Obligations	$45,033,627	$—	$(13,565,565)	$566,914	$1,994,554	$(4,158,352)	$—	$—	$29,871,178	$(3,582,004)

*	The Fund accounts for investments transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s             shares.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.
• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged.
• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.
• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.
The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.
Derivative financial instruments
At November 30, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 39.5%

		Canada — 2.7%

		Foreign Government Obligations
CAD	1,500,000	Government of Canada, 8.00%, due 06/01/23	2,316,952
CAD	2,000,000	Government of Canada, 3.50%, due 06/01/20	2,182,401

		Total Canada	4,499,353

		France — 2.4%

		Foreign Government Obligations
EUR	3,000,000	Government of France, 4.00%, due 10/25/38	4,047,908

		Germany — 1.0%

		Foreign Government Obligations
EUR	1,000,000	Republic of Deutschland, 4.75%, due 07/04/34	1,709,992

		Italy — 1.4%

		Foreign Government Obligations
EUR	2,400,000	Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	2,427,367

		Japan — 18.1%

		Foreign Government Obligations
JPY	2,200,000,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	30,864,105

		Spain — 1.2%

		Foreign Government Obligations
EUR	2,000,000	Government of Spain, 4.70%, due 07/30/41	2,074,565

		United Kingdom — 6.1%

		Foreign Government Obligations
GBP	5,500,000	U.K. Treasury Gilt, 4.25%, due 12/07/27	10,328,857

		United States — 6.6%

		U.S. Government
USD	3,242,374	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12(a)(b)	3,253,265
USD	10,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	8,043,440

		Total United States	11,296,705

		TOTAL DEBT OBLIGATIONS (COST $60,270,946)	67,248,852

Shares	Description	Value ($)

	MUTUAL FUNDS — 59.7%

	United States — 59.7%

	Affiliated Issuers
638,217	GMO Emerging Country Debt Fund, Class IV	6,043,919
7,873,225	GMO Short-Duration Collateral Fund	52,042,020
45,838	GMO Special Purpose Holding Fund(c)	17,877
319,010	GMO U.S. Treasury Fund	7,978,452
1,501,007	GMO World Opportunity Overlay Fund	35,423,765

Total United States	101,506,033

TOTAL MUTUAL FUNDS (COST $111,935,780)	101,506,033

Shares/Par	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.0%

	Money Market Funds — 0.0%
70,064	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00%(d)	70,064

	U.S. Government — 1.0%
1,750,000	U.S. Treasury Bill, 0.10%, due 10/18/12 (a)(e)	1,748,435

	TOTAL SHORT-TERM INVESTMENTS (COST $1,818,374)	1,818,499

	TOTAL INVESTMENTS — 100.2% (Cost $174,025,100)	170,573,384

	Other Assets and Liabilities (net) — (0.2%)	(396,742)

	TOTAL NET ASSETS — 100.0%	$170,176,642

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
12/06/11	Barclays Bank PLC	AUD	1,200,000	$1,233,506	$(4,417)
12/06/11	Citibank N.A.	AUD	300,000	308,376	(4,512)
12/06/11	Credit Suisse International	AUD	1,100,000	1,130,713	52,735
12/06/11	Deutsche Bank AG	AUD	10,700,000	10,998,757	573,626
12/06/11	Royal Bank of Scotland PLC	AUD	600,000	616,753	14,058
12/13/11	Barclays Bank PLC	CAD	700,000	686,105	(17,133)
12/13/11	Citibank N.A.	CAD	600,000	588,090	(14,967)
12/13/11	Credit Suisse International	CAD	3,800,000	3,724,571	(17,546)
12/13/11	Deutsche Bank AG	CAD	3,800,000	3,724,571	22,400
12/13/11	Royal Bank of Scotland PLC	CAD	2,700,000	2,646,405	(41,349)
1/31/12	Deutsche Bank AG	CHF	400,000	438,568	1,452
2/07/12	Citibank N.A.	EUR	600,000	806,742	(4,146)
2/07/12	Credit Suisse International	EUR	1,300,000	1,747,941	12,935
2/07/12	Deutsche Bank AG	EUR	16,700,000	22,454,322	(282,728)

1/10/12	Citibank N.A.	GBP	800,000	1,254,678	(27,148)
1/10/12	Credit Suisse International	GBP	3,300,000	5,175,546	(47,901)
1/10/12	Deutsche Bank AG	GBP	800,000	1,254,678	(27,722)
1/10/12	Royal Bank of Scotland PLC	GBP	1,000,000	1,568,347	(8,488)
2/14/12	Credit Suisse International	JPY	160,000,000	2,066,182	1,746
2/14/12	Deutsche Bank AG	JPY	730,000,000	9,426,954	(73,306)
2/21/12	Deutsche Bank AG	NOK	21,400,000	3,692,112	43,970
2/21/12	Royal Bank of Scotland PLC	NOK	3,700,000	638,356	9,931
1/24/12	Credit Suisse International	NZD	1,100,000	855,736	(7,434)
12/20/11	Barclays Bank PLC	SEK	10,500,000	1,550,263	(31,339)
12/20/11	Citibank N.A.	SEK	6,800,000	1,003,980	(8,016)
12/20/11	Credit Suisse International	SEK	14,700,000	2,170,368	42,849
12/20/11	Deutsche Bank AG	SEK	9,200,000	1,358,325	(78,872)

				$83,120,945	$78,678

Sales #
12/06/11	Citibank N.A.	AUD	1,100,000	$1,130,713	$5,684
12/06/11	Credit Suisse International	AUD	2,800,000	2,878,180	(14,953)
12/06/11	Deutsche Bank AG	AUD	1,100,000	1,130,713	(9,813)
12/06/11	Royal Bank of Scotland PLC	AUD	1,500,000	1,541,882	(74,074)
12/13/11	Citibank N.A.	CAD	900,000	882,135	3,831
12/13/11	Credit Suisse International	CAD	1,100,000	1,078,165	(41,212)
12/13/11	Deutsche Bank AG	CAD	13,500,000	13,232,027	(210,600)
1/31/12	Barclays Bank PLC	CHF	800,000	877,135	13,029
1/31/12	Credit Suisse International	CHF	3,900,000	4,276,035	113,094
1/31/12	Royal Bank of Scotland PLC	CHF	1,600,000	1,754,271	29,950
2/07/12	Citibank N.A.	EUR	1,100,000	1,479,027	1,958
1/10/12	Citibank N.A.	GBP	1,300,000	2,038,851	(15,271)
1/10/12	Credit Suisse International	GBP	2,200,000	3,450,364	(16,961)
1/10/12	Deutsche Bank AG	GBP	400,000	627,339	4,821
1/10/12	Royal Bank of Scotland PLC	GBP	800,000	1,254,678	5,750
2/14/12	Barclays Bank PLC	JPY	50,000,000	645,682	5,631
2/14/12	Citibank N.A.	JPY	60,000,000	774,818	536
2/14/12	Credit Suisse International	JPY	110,000,000	1,420,500	13,154
2/14/12	Royal Bank of Scotland PLC	JPY	100,000,000	1,291,364	10,279

1/24/12	Citibank N.A.	NZD	400,000	311,177	(9,137)
1/24/12	Deutsche Bank AG	NZD	700,000	544,559	7,076
1/24/12	Royal Bank of Scotland PLC	NZD	800,000	622,354	(15,786)
12/20/11	Barclays Bank PLC	SEK	6,300,000	930,158	350
12/20/11	Credit Suisse International	SEK	26,200,000	3,868,274	179,620

				$48,040,401	$(13,044)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration		Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
11	Australian Government Bond 3 Yr.	December 2011	$1,222,846	$12,678
67	Euro BOBL	December 2011	11,040,117	5,212
96	Euro Bund	December 2011	17,262,132	(392,365)
4	Japanese Government Bond 10 Yr. (TSE)	December 2011	7,311,501	(40,776)
47	U.S. Treasury Bond 30 Yr. (CBT)	March 2012	6,644,625	(171,047)
80	U.S. Treasury Note 10 Yr. (CBT)	March 2012	10,347,500	(97,737)
111	U.S. Treasury Note 2 Yr. (CBT)	March 2012	24,475,500	5,283
112	U.S. Treasury Note 5 Yr. (CBT)	March 2012	13,735,750	(17,836)

			$92,039,971	$(696,588)

Sales
46	Australian Government Bond 10 Yr.	December 2011	$5,519,037	$(123,289)
46	Canadian Government Bond 10 Yr.	March 2012	5,954,135	(14,829)
7	Euro SCHATZ	December 2011	1,036,624	(4,600)
56	UK Gilt Long Bond	March 2012	9,971,932	111,230

			$22,481,728	$(31,488)

Swap Agreements
Credit Default Swaps

								Maximum Potential	Net
						Implied		Amount of Future	Unrealized
Notional		Expiration		Receive	Annual	Credit	Reference	Payments by the Fund	Appreciation/
Amount		Date	Counterparty	(Pay)^	Premium	Spread (1)	Entity	Under the Contract (2)	(Depreciation)
21,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	5.01%	Italy Government International Bond	N/A	$1,395,399

15,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	4.75%	Italy Government International Bond	15,000,000	USD	(2,443,553)

										$(1,048,154)

								Premiums to (Pay) Receive		$—

^	Receive — Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. (Pay) — Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
Interest Rate Swaps

							Net Unrealized
Notional		Expiration		Receive			Appreciation/
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	(Depreciation)
3,300,000	CHF	3/21/2022	Barclays Bank PLC	Receive	1.80%	6 Month CHF LIBOR	$118,134
3,100,000	CHF	3/21/2022	Citibank N.A.	Receive	1.80%	6 Month CHF LIBOR	110,974
3,100,000	CHF	3/21/2022	Deutsche Bank AG	Receive	1.80%	6 Month CHF LIBOR	110,974
12,000,000	EUR	8/11/2014	Merrill Lynch Capital Services, Inc.	Receive	1.86%	6 Month EUR LIBOR	94,280
33,700,000	SEK	3/21/2022	Barclays Bank PLC	(Pay)	2.90%	3 Month SEK STIBOR	(226,416)
34,600,000	SEK	3/21/2022	JPMorgan Chase Bank, N.A.	(Pay)	2.90%	3 Month SEK STIBOR	(232,463)

							$(24,517)

					Premiums to (Pay) Receive		$38,865

#	Receive — Fund receives fixed rate and pays variable rate.
(Pay) — Fund pays fixed rate and receives variable rate.
As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.
Notes to Schedule of Investments:
BOBL — Bundesobligationen
CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.

EUR LIBOR — London Interbank Offered Rate denominated in Euros.
SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.
(a)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	Underlying investment represents interests in defaulted claims. See “Other matters” for additional information.

(d)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.

(e)	Rate shown represents yield-to-maturity.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
EUR — Euro
GBP — British Pound
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
USD — United States Dollar
As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$183,303,068	$8,986,902	$(21,716,586)	$(12,729,684)

Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Emerging Country Debt Fund, Class IV	$7,020,716	$1,008,841	$2,275,000	$93,841	$—	$—	$6,043,919
GMO Short-Duration Collateral Fund	81,724,080	—	—	619,064	—	27,266,677	52,042,020
GMO Special Purpose Holding Fund	22,919	—	—	—	—	—	17,877
GMO U.S. Treasury Fund	4,227,972	44,395,088	40,650,000	4,170	918	—	7,978,452
GMO World Opportunity Overlay Fund	41,828,178	600,000	8,500,000	—	—	—	35,423,765

Totals	$134,823,865	$46,003,929	$51,425,000	$717,075	$918	$27,266,677	$101,506,033

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through November 30, 2011 for tax purposes. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.5% of net assets. The underlying funds classify such securities (levels defined below) as Level 3. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 6.3% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:
ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
Foreign Government Obligations	$—	$55,952,147	$—	$55,952,147
U.S. Government	—	11,296,705	—	11,296,705

TOTAL DEBT OBLIGATIONS	—	67,248,852	—	67,248,852

Mutual Funds	101,488,156	17,877	—	101,506,033
Short-Term Investments	1,818,499	—	—	1,818,499

Total Investments	103,306,655	67,266,729	—	170,573,384

Derivatives *
Forward Currency Contracts
Foreign currency risk	—	1,170,465	—	1,170,465
Futures Contracts
Interest rate risk	134,403	—	—	134,403
Swap Agreements
Credit risk	—	1,395,399	—	1,395,399
Interest rate risk	—	434,362	—	434,362

Total Derivatives	134,403	3,000,226	—	3,134,629

Total	$103,441,058	$70,266,955	$—	$173,708,013

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives *
Forward Currency Contracts
Foreign currency risk	$—	$(1,104,831)	$—	$(1,104,831)
Futures Contracts
Interest rate risk	(862,479)	—	—	(862,479)
Swap Agreements
Credit risk	—	(2,443,553)	—	(2,443,553)
Interest rate risk	—	(458,879)	—	(458,879)

Total Derivatives	(862,479)	(4,007,263)	—	(4,869,742)

Total	$(862,479)	$(4,007,263)	$—	$(4,869,742)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*   Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities and derivative financial instruments using Level 3 inputs were 28.7% and (0.1)% of total net assets, respectively.

For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.
The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended November 30, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.
• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.
• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may or may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.
The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended November 30, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to adjust interest rate exposure and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2011, the Fund used purchased option contracts to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended November 30, 2011, the Fund used written option contracts to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk. The Fund had no written option contracts outstanding at the end of the period.
For the period ended November 30, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal	Number
	Amount of	of		Amount of	of
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	(11,600,00)	—	$(228,729)	—	—	$—
Options written	—	—	—	—	—	—
Options exercised			—	—	—	—
Options expired	11,600,000	—	228,729		—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.
The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$1,170,465	$—	$—	$—	$1,170,465
Unrealized appreciation on futures contracts*	134,403	—	—	—	—	134,403
Unrealized appreciation on swap agreements	434,362	—	1,395,399	—	—	1,829,761

Total	$568,765	$1,170,465	$1,395,399	$—	$—	$3,134,629

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(1,104,831)	$—	$—	$—	$(1,104,831)
Unrealized depreciation on futures contracts*	(862,479)	—	—	—	—	(862,479)
Unrealized depreciation on swap agreements	(458,879)	—	(2,443,553)	—	—	(2,902,432)

Total	$(1,321,358)	$(1,104,831)	$(2,443,553)	$—	$—	$(4,869,742)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts, and futures contracts), notional amounts (swap agreements), or principal amounts (options) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements	Options
Average amount outstanding	$162,585,149	$146,586,214	$81,216,535	$5,491,824

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares/
Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affilliated Issuers — 100.0%
665,102	GMO Alpha Only Fund, Class IV	16,554,387
19,177,879	GMO Emerging Markets Fund, Class VI	224,189,410
2,984,061	GMO Flexible Equities Fund, Class VI	51,146,806
10,553,104	GMO International Core Equity Fund, Class VI	278,707,487
3,633,108	GMO International Growth Equity Fund, Class IV	77,748,499
9,205,992	GMO International Intrinsic Value Fund, Class IV	179,516,845
26,833,208	GMO Quality Fund, Class VI	586,037,257
17,113	GMO Short-Duration Investment Fund, Class III	141,353
6,385,343	GMO U.S. Core Equity Fund, Class VI	77,518,065

	TOTAL MUTUAL FUNDS (COST $1,400,783,184)	1,491,560,109

	PRIVATE INVESTMENT FUNDS — 0.0%

	Affilliated Issuers — 0.0%
175	GMO SPV I, LLC (a)	16

	TOTAL PRIVATE INVESTMENT FUNDS (COST $-)	16

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
15,708	State Street Eurodollar Time Deposit , 0.01%, due 12/01/11	15,708

	TOTAL SHORT-TERM INVESTMENTS (COST $15,708)	15,708

	TOTAL INVESTMENTS — 100.0% (Cost $1,400,798,892)	1,491,575,833

	Other Assets and Liabilities (net) — (0.0%)	(64,984)

	TOTAL NET ASSETS — 100.0%	$1,491,510,849

Notes to Schedule of Investments:
(a)	Underlying investment represents interests in defaulted claims. See “Other matters” for additional information.
As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$1,508,084,485	$—	$(16,508,652)	$(16,508,652)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds managed by GMO during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Alpha Only Fund, Class IV	$14,851,414	$1,071,856	$273,687	$—	$—	$16,554,387
GMO Emerging Markets Fund, Class VI	238,829,624	45,621,106	9,720,252	90,279	18,478,317	224,189,410
GMO Flexible Equities Fund, Class VI	18,160,575	38,584,066	811,170	—	—	51,146,806
GMO International Core Equity Fund, Class VI	359,986,618	42,300,949	77,962,774	4,254,964	—	278,707,487
GMO International Growth Equity Fund, Class IV	127,710,937	12,000,163	46,436,562	907,572	—	77,748,499
GMO International Intrinsic Value Fund, Class IV	131,550,402	73,103,442	4,257,106	2,478,307	—	179,516,845
GMO Quality Fund, Class VI	519,733,118	101,511,135	60,308,582	8,536,981	—	586,037,257
GMO Short-Duration Investment Fund, Class III	142,792	270	—	270	—	141,353
GMO SPV I, LLC	26	—	—	—	—	16
GMO U.S. Core Equity Fund, Class VI	74,768,699	6,785,775	5,197,374	1,175,818	—	77,518,065

Totals	$1,485,734,205	$320,978,762	$204,967,507	$17,444,191	$18,478,317	$1,491,560,125

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.7% of net assets. The underlying funds classify such securities (levels defined below) as Level 3.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	52.6%
Futures Contracts	0.2%
Swap Agreements	0.1%
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 0.0% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:
ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$1,491,560,109	$—	$—	$1,491,560,109
Private Investment Fund	—	16	—	16
Short-Term Investments	15,708	—	—	15,708

Total Investments	1,491,575,817	16	—	1,491,575,833

Total	$1,491,575,817	$16	$—	$1,491,575,833

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities and derivative financial instruments using Level 3 inputs were 0.7% and 0.0% of total net assets, respectively.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Other matters
GMO SPV I, LLC (“SPV”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of asset-backed securities issued by NPF VI, Inc. and NPF XII, Inc. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPV. For the period ended November 30, 2011, the Fund received no distributions from SPV in connection with the defaulted securities or the related litigation.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged.
• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.
• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.
• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.
• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.
• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Derivative financial instruments
At November 30, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Par Value ($) /
Shares	Description	Value ($)

	DEBT OBLIGATIONS — 40.3%

	U.S. Government — 40.3%
1,259,616	U.S. Treasury Inflation Indexed Bond, 2.13%, due 02/15/40(a)	1,675,782
2,166,498	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/25(a)	2,734,357
5,033,150	U.S. Treasury Inflation Indexed Bond, 0.63%, due 07/15/21(a) (e)	5,332,778
2,236,120	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12(a)	2,243,631

	Total U.S. Government	11,986,548

	TOTAL DEBT OBLIGATIONS (COST $11,652,765)	11,986,548

	MUTUAL FUNDS — 55.0%

	Affiliated Issuers — 55.0%
108,656	GMO Emerging Country Debt Fund, Class IV	1,028,976
1,338,468	GMO Short-Duration Collateral Fund	8,847,273
28,918	GMO Special Purpose Holding Fund(b)	11,278
16,275	GMO U.S. Treasury Fund	407,043
257,374	GMO World Opportunity Overlay Fund	6,074,038

	TOTAL MUTUAL FUNDS (COST $15,535,537)	16,368,608

	SHORT-TERM INVESTMENTS — 4.1%

	Money Market Funds — 0.5%
153,776	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (c)	153,776

	U.S. Government — 3.6%

1,050,000	U.S. Treasury Bill, 0.10%, due 10/18/12 (d)(e)	1,049,061

	TOTAL SHORT-TERM INVESTMENTS (COST $1,202,762)	1,202,837

	TOTAL INVESTMENTS — 99.4% (Cost $28,391,064)	29,557,993

	Other Assets and Liabilities (net) — 0.6%	190,606

	TOTAL NET ASSETS — 100.0%	$29,748,599

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
12/06/11	Barclays Bank PLC	AUD	100,000	$102,792	$(1,150)
12/06/11	Citibank N.A.	AUD	100,000	102,792	(1,504)
12/06/11	Credit Suisse International	AUD	200,000	205,584	9,588

12/06/11	Deutsche Bank AG	AUD	1,600,000	1,644,674	83,259
12/06/11	Royal Bank of Scotland PLC	AUD	100,000	102,792	933
12/13/11	Barclays Bank PLC	CAD	200,000	196,030	(4,895)
12/13/11	Citibank N.A.	CAD	100,000	98,015	(2,495)
12/13/11	Credit Suisse International	CAD	600,000	588,090	(2,867)
12/13/11	Deutsche Bank AG	CAD	700,000	686,105	3,582
12/13/11	Royal Bank of Scotland PLC	CAD	500,000	490,075	(7,888)
1/31/12	Deutsche Bank AG	CHF	100,000	109,642	363
2/07/12	Citibank N.A.	EUR	100,000	134,457	(691)
2/07/12	Credit Suisse International	EUR	200,000	268,914	1,990
1/10/12	Citibank N.A.	GBP	200,000	313,670	(6,503)
1/10/12	Credit Suisse International	GBP	500,000	784,174	(10,786)
1/10/12	Deutsche Bank AG	GBP	100,000	156,835	(3,465)
1/10/12	Royal Bank of Scotland PLC	GBP	100,000	156,835	(2,325)
2/14/12	Credit Suisse International	JPY	30,000,000	387,409	327
2/21/12	Deutsche Bank AG	NOK	3,700,000	638,356	7,602
2/21/12	Royal Bank of Scotland PLC	NOK	600,000	103,517	1,611
1/24/12	Credit Suisse International	NZD	200,000	155,588	(1,352)
12/20/11	Barclays Bank PLC	SEK	1,800,000	265,759	(5,392)
12/20/11	Citibank N.A.	SEK	1,300,000	191,937	(1,217)
12/20/11	Credit Suisse International	SEK	2,100,000	310,053	6,238
12/20/11	Deutsche Bank AG	SEK	1,600,000	236,231	(13,717)

				$8,430,326	$49,246

Sales #
12/06/11	Citibank N.A.	AUD	200,000	$205,584	$2,481
12/06/11	Credit Suisse International	AUD	500,000	513,961	(2,591)
12/06/11	Deutsche Bank AG	AUD	200,000	205,584	(1,784)
12/06/11	Royal Bank of Scotland PLC	AUD	200,000	205,584	(10,007)
12/13/11	Citibank N.A.	CAD	200,000	196,030	851
12/13/11	Credit Suisse International	CAD	200,000	196,030	(7,493)
12/13/11	Deutsche Bank AG	CAD	2,100,000	2,058,315	(31,543)
1/31/12	Barclays Bank PLC	CHF	200,000	219,284	3,257
1/31/12	Credit Suisse International	CHF	600,000	657,852	18,500
1/31/12	Royal Bank of Scotland PLC	CHF	300,000	328,926	5,616
2/07/12	Citibank N.A.	EUR	100,000	134,457	178
2/07/12	Deutsche Bank AG	EUR	1,400,000	1,882,398	23,702
1/10/12	Citibank N.A.	GBP	200,000	313,670	(2,349)
1/10/12	Credit Suisse International	GBP	400,000	627,339	(3,706)
1/10/12	Deutsche Bank AG	GBP	100,000	156,835	1,205

1/10/12	Royal Bank of Scotland PLC	GBP	100,000	156,835	719
2/14/12	Barclays Bank PLC	JPY	10,000,000	129,136	1,126
2/14/12	Citibank N.A.	JPY	10,000,000	129,136	89
2/14/12	Credit Suisse International	JPY	20,000,000	258,273	2,392
2/14/12	Deutsche Bank AG	JPY	60,000,000	774,818	6,025
2/14/12	Royal Bank of Scotland PLC	JPY	20,000,000	258,273	2,056
1/24/12	Deutsche Bank AG	NZD	100,000	77,794	1,011
1/24/12	Royal Bank of Scotland PLC	NZD	200,000	155,588	(3,946)
12/20/11	Barclays Bank PLC	SEK	1,100,000	162,409	61
12/20/11	Credit Suisse International	SEK	5,000,000	738,220	35,557

				$10,742,331	$41,407

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration		Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
13	Euro Bund	December 2011	$2,341,844	$(52,758)
1	U.S. Treasury Note 10 Yr. (CBT)	March 2012	129,344	(1,222)
3	U.S. Treasury Note 2 Yr. (CBT)	March 2012	661,500	137

			$3,132,688	$(53,843)

Sales
9	Australian Government Bond 10 Yr.	December 2011	$1,078,657	$(20,529)
5	Canadian Government Bond 10 Yr.	March 2012	649,225	(2,837)
1	U.S. Treasury Bond 30 Yr. (CBT)	March 2012	141,375	3,794
8	UK Gilt Long Bond	March 2012	1,428,102	15,890

			$3,297,359	$(3,682)

Swap Agreements
Interest Rate Swaps

							Net Unrealized
Notional		Expiration		Receive			Appreciation/
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	(Depreciation)
1,400,000	CHF	3/21/2022	Barclays Bank PLC	Receive	1.80%	6 Month CHF LIBOR	$50,117
6,300,000	SEK	3/21/2022	Barclays Bank PLC	(Pay)	2.90%	3 Month SEK STIBOR	(42,327)
6,300,000	SEK	3/21/2022	JPMorgan Chase Bank, N.A.	(Pay)	2.90%	3 Month SEK STIBOR	(42,327)

							$(34,537)

						Premiums to (Pay) Receive	$38,501

#	Receive — Fund receives fixed rate and pays variable rate.
(Pay) — Fund pays fixed rate and receives variable rate.

Total Return Swaps

Net Unrealized
Notional		Expiration				Appreciation/
Amount		Date	Counterparty	Fund Pays	Fund Receives	(Depreciation)
16,000,000	USD	1/4/2012	Barclays Bank PLC	0.19% of notional amount	Barclays TIPS Total Return Index (a)	$187,641

					Premiums to (Pay) Receive	$—

As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.
Notes to Schedule of Investments:
CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.
SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.
TIPS — Treasury Inflation Protected Securities
(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)	Underlying investment represents interests in defaulted claims. See “Other Matters” for additional information.

(c)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.

(d)	Rate shown represents yield-to-maturity.

(e)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
EUR — Euro
GBP — British Pound
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
USD — United States Dollar
As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$49,085,840	$—	$(19,527,847)	$(19,527,847)

Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Emerging Country Debt Fund, Class IV	$4,686,583	$207,642	$4,050,000	$62,642	$—	$—	1,028,976
GMO Short-Duration Collateral Fund	68,106,389	—	37,500,000	458,027	—	20,173,802	8,847,273
GMO Special Purpose Holding Fund	14,459	—	—	—	—	—	11,278
GMO U.S. Treasury Fund	6,501,391	39,903,410	46,000,000	2,613	797	—	407,043
GMO World Opportunity Overlay Fund	31,160,332	700,000	26,425,000	—	—	—	6,074,038

Totals	$110,469,154	$40,811,052	$113,975,000	$523,282	$797	$20,173,802	16,368,608

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through November 30, 2011 for tax purposes. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.4% of net assets. The Fund and the underlying funds classify such securities (levels defined below) as Level 3. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 4.8% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:
ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
U.S. Government	$—	$11,986,548	$—	$11,986,548

TOTAL DEBT OBLIGATIONS	—	11,986,548	—	11,986,548

Mutual Funds	16,357,330	11,278	—	16,368,608
Short-Term Investments	1,202,837	—	—	1,202,837

Total Investments	17,560,167	11,997,826	—	29,557,993

Derivatives *
Forward Currency Contracts
Foreign Currency risk	—	220,319	—	220,319
Futures Contracts
Interest Rate risk	19,821	—	—	19,821
Swap Agreements
Interest Rate risk	—	237,758	—	237,758

Total Derivatives	19,821	458,077	—	477,898

Total	$17,579,988	$12,455,903	$—	$30,035,891

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives *
Forward Currency Contracts
Foreign Currency risk	—	(129,666)	—	(129,666)
Futures Contracts
Interest Rate risk	(77,346)	—	—	(77,346)
Swap Agreements
Interest Rate risk	—	(84,654)	—	(84,654)

Total Derivatives	(77,346)	(214,320)	—	(291,666)

Total	$(77,346)	$(214,320)	$—	$(291,666)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 27.9% and (0.1)% of total net assets, respectively.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended November 30, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads. In addition, increases in real interest rates may not be accompanied by increases in nominal interest rates. In such instances, the value of inflation indexed bonds may experience greater declines than non-inflation indexed (or nominal) fixed income investments with similar maturities. There can be no assurance that the value of the Fund’s inflation indexed bond investments will change in the same proportion as changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.
• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.
• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may or may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.
The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically.

Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended November 30, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to adjust interest rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2011, the Fund used purchased option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk, as well as to enhance the diversity and liquidity of the portfolio and to adjust interest rate exposure. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended November 30, 2011, the Fund used written option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk, as well as to maintain the diversity and liquidity of the portfolio and to adjust interest rate exposure. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended November 30, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal
	Amount of	of		Amount of	Number of
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	(20,900,000)	—	$(412,106)	—	—		$—
Options written	—	—	—		—
Options bought back	—	—	—	—	—		—
Options expired	20,900,000	—	412,106	—	—		—
Options sold	—	—	—	—	—		—

Outstanding, end of period	—	—	$—		—	$

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used swap agreements to adjust interest rate exposure and adjust its exposure to certain markets. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.
The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$220,319	$—	$—	$—	$220,319
Unrealized appreciation on futures contracts*	19,821	—	—	—	—	19,821
Unrealized appreciation on swap agreements	237,758	—	—	—	—	237,758

Total	$257,579	$220,319	$—	$—	$—	$477,898

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(129,666)	$—	$—	$—	$(129,666)
Unrealized depreciation on futures contracts*	(77,346)	—	—	—	—	(77,346)
Unrealized depreciation on swap agreements	(84,654)	—	—	—	—	(84,654)

Total	$(162,000)	$(129,666)	$—	$—	$—	$(291,666)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts), notional amounts (swap agreements), or principal amounts (options) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements	Options
Average amount outstanding	$56,609,095	$45,756,722	$98,765,921	$9,894,753

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 37.6%

		Canada — 4.5%

		Foreign Government Obligations
CAD	3,000,000	Government of Canada, 3.50%, due 06/01/20	3,273,602

		France — 3.7%

		Foreign Government Obligations
EUR	2,000,000	Government of France, 4.00%, due 10/25/38	2,698,605

		Italy — 0.3%

		Foreign Government Obligations
EUR	250,000	Italy Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	252,851

		Japan — 16.3%

		Foreign Government Obligations
JPY	848,400,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	11,902,321

		Spain — 1.6%

		Foreign Government Obligations
EUR	1,100,000	Government of Spain, 4.70%, due 07/30/41	1,141,010

		United Kingdom — 6.0%

		Foreign Government Obligations
GBP	2,350,000	U.K. Treasury Gilt, 4.25%, due 12/07/27	4,413,239

		Total Foreign Government Obligations	23,681,628

		United States — 5.2%

		U.S. Government — 5.2%
USD	3,790,223	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12(a)(b)(c)	3,802,955

		TOTAL DEBT OBLIGATIONS (COST $26,178,138)	27,484,583

Shares	Description	Value ($)

	MUTUAL FUNDS — 64.1%

	United States — 64.1%

	Affiliated Issuers
279,624	GMO Emerging Country Debt Fund, Class IV	2,648,036
3,980,527	GMO Short-Duration Collateral Fund	26,311,285
37,466	GMO Special Purpose Holding Fund(d)	14,612
56,089	GMO U.S. Treasury Fund	1,402,795
701,891	GMO World Opportunity Overlay Fund	16,564,627

	Total United States	46,941,355

	TOTAL MUTUAL FUNDS (COST $46,524,518)	46,941,355

Shares/
Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 2.1%

	Money Market Funds — 0.7%
528,078	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00%(e)	528,078

	U.S. Government — 1.4%
1,000,000	U.S. Treasury Bill, 0.10%, due 10/18/12 (a)(f)	999,106

	TOTAL SHORT-TERM INVESTMENTS (COST $1,527,112)	1,527,184

	TOTAL INVESTMENTS — 103.8% (Cost $74,229,768)	75,953,122
	Other Assets and Liabilities (net) — (3.8%)	(2,777,746)

	TOTAL NET ASSETS — 100.0%	$73,175,376

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
12/06/11	Barclays Bank PLC	AUD	300,000	$308,377	$(3,451)
12/06/11	Citibank N.A.	AUD	200,000	205,584	(3,008)
12/06/11	Credit Suisse International	AUD	600,000	616,753	28,765
12/06/11	Deutsche Bank AG	AUD	5,100,000	5,242,398	283,631
12/06/11	Royal Bank of Scotland PLC	AUD	200,000	205,584	1,865
12/13/11	Barclays Bank PLC	CAD	300,000	294,045	(7,343)
12/13/11	Citibank N.A.	CAD	300,000	294,045	(7,484)
12/13/11	Credit Suisse International	CAD	1,600,000	1,568,240	(5,689)
12/13/11	Deutsche Bank AG	CAD	1,700,000	1,666,255	10,228
12/13/11	Royal Bank of Scotland PLC	CAD	1,400,000	1,372,210	(17,967)
1/31/12	Deutsche Bank AG	CHF	200,000	219,284	726
2/07/12	Citibank N.A.	EUR	400,000	537,828	(2,764)

2/07/12	Credit Suisse International	EUR	400,000	537,828	3,980
2/07/12	Deutsche Bank AG	EUR	14,500,000	19,496,268	(245,482)
1/10/12	Citibank N.A.	GBP	300,000	470,504	(10,323)
1/10/12	Credit Suisse International	GBP	2,800,000	4,391,373	8,449
1/10/12	Deutsche Bank AG	GBP	400,000	627,339	(13,861)
1/10/12	Royal Bank of Scotland PLC	GBP	600,000	941,008	811
2/14/12	Credit Suisse International	JPY	50,000,000	645,682	546
2/14/12	Deutsche Bank AG	JPY	1,350,000,000	17,433,409	(135,566)
2/21/12	Deutsche Bank AG	NOK	9,300,000	1,604,516	19,109
2/21/12	Royal Bank of Scotland PLC	NOK	1,500,000	258,793	4,026
1/24/12	Credit Suisse International	NZD	500,000	388,971	(3,379)
12/20/11	Barclays Bank PLC	SEK	4,400,000	649,634	(12,714)
12/20/11	Citibank N.A.	SEK	2,800,000	413,403	(3,498)
12/20/11	Credit Suisse International	SEK	6,900,000	1,018,744	20,107
12/20/11	Deutsche Bank AG	SEK	4,100,000	605,341	(35,225)

				$62,013,416	$(125,511)

Sales #
12/06/11	Citibank N.A.	AUD	500,000	$513,961	$3,548
12/06/11	Credit Suisse International	AUD	1,200,000	1,233,506	(5,771)
12/06/11	Deutsche Bank AG	AUD	500,000	513,961	(4,461)
12/06/11	Royal Bank of Scotland PLC	AUD	700,000	719,545	(34,047)
12/13/11	Citibank N.A.	CAD	400,000	392,060	1,703
12/13/11	Credit Suisse International	CAD	500,000	490,075	(18,733)
12/13/11	Deutsche Bank AG	CAD	6,800,000	6,665,021	(106,272)
1/31/12	Barclays Bank PLC	CHF	300,000	328,926	4,886
1/31/12	Credit Suisse International	CHF	1,700,000	1,863,913	51,621
1/31/12	Royal Bank of Scotland PLC	CHF	700,000	767,493	13,103
2/07/12	Citibank N.A.	EUR	700,000	941,199	1,246
1/10/12	Citibank N.A.	GBP	600,000	941,008	(7,048)
1/10/12	Credit Suisse International	GBP	600,000	941,008	(8,980)
1/10/12	Deutsche Bank AG	GBP	500,000	784,174	5,326
1/10/12	Royal Bank of Scotland PLC	GBP	300,000	470,504	2,156
2/14/12	Barclays Bank PLC	JPY	20,000,000	258,273	2,253
2/14/12	Citibank N.A.	JPY	40,000,000	516,545	357

2/14/12	Credit Suisse International	JPY	50,000,000	645,682	5,979
2/14/12	Royal Bank of Scotland PLC	JPY	60,000,000	774,818	6,167
1/24/12	Citibank N.A.	NZD	200,000	155,588	(4,568)
1/24/12	Deutsche Bank AG	NZD	300,000	233,383	3,032
1/24/12	Royal Bank of Scotland PLC	NZD	400,000	311,177	(7,893)
12/20/11	Barclays Bank PLC	SEK	2,700,000	398,639	150
12/20/11	Credit Suisse International	SEK	10,700,000	1,579,791	72,580
				$22,440,250	$(23,666)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration		Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
7	Australian Government Bond 3 Yr.	December 2011	$778,175	$8,059
46	Euro BOBL	December 2011	7,579,782	5,753
70	Euro Bund	December 2011	12,586,971	(318,900)
67	Euro SCHATZ	December 2011	9,921,971	26,621
10	Japanese Government Bond 10 Yr. (TSE)	December 2011	18,278,752	(90,790)
2	U.S. Treasury Note 10 Yr. (CBT)	March 2012	258,687	(2,443)
6	U.S. Treasury Note 2 Yr. (CBT)	March 2012	1,323,000	225

			$50,727,338	$(371,475)

Sales
19	Australian Government Bond 10 Yr.	December 2011	$2,279,602	$(49,250)
24	Canadian Government Bond 10 Yr.	March 2012	3,106,505	(4,200)
3	U.S. Treasury Bond 30 Yr. (CBT)	March 2012	424,125	11,382
9	UK Gilt Long Bond	March 2012	1,602,632	17,876

			$7,412,864	$(24,192)

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	2,195,000	Barclays Bank PLC, 0.15%, dated 11/28/11, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 12/28/11.	(2,195,027)

Average balance outstanding	$(2,194,348)
Average interest rate	0.23%
Maximum balance outstanding	$(3,704,250)
Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.
Swap Agreements
Credit Default Swaps

							Maximum Potential
					Implied		Amount of Future	Net Unrealized
Notional	Expiration		Receive	Annual	Credit	Reference	Payments by the Fund	Appreciation/
Amount	Date	Counterparty	(Pay)^	Premium	Spread (1)	Entity	Under the Contract (2)	(Depreciation)
14,000,000 USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	5.01%	Republic of Italy	N/A	$930,266
10,000,000 USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	4.75%	Republic of Italy	10,000,000 USD	(1,629,036)

								$(698,770)

						Premiums to (Pay) Receive		$—

^	Receive — Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(Pay) — Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

						Net Unrealized
Notional		Expiration		Receive		Appreciation/
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	(Depreciation)
100,000	CHF	3/21/2022	Citibank N.A.	Receive	1.80%	6 Month CHF LIBOR	$3,580
2,200,000	CHF	3/21/2022	Deutsche Bank AG	Receive	1.80%	6 Month CHF LIBOR	78,756
1,900,000	CHF	3/21/2022	Barclays Bank PLC	Receive	1.80%	6 Month CHF LIBOR	68,016
17,000,000	SEK	3/21/2022	Barclays Bank PLC	(Pay)	2.90%	3 Month SEK STIBOR	(114,216)
12,000,000	SEK	3/21/2022	JPMorgan Chase Bank, N.A.	(Pay)	2.90%	3 Month SEK STIBOR	(80,623)

							$(44,487)

						Premiums to (Pay) Receive	$24,030

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
As of November 30, 2011, for the above contracts and/ or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.
Notes to Schedule of Investments:
CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.
SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.
(a)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(d)	Underlying investment represents interests in defaulted claims. See “Other matters” for additional information.

(e)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.

(f)	Rate shown represents yield-to-maturity.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
EUR — Euro
GBP — British Pound
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
USD — United States Dollar

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$87,404,626	$—	$(11,451,504)	$(11,451,504)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Emerging Country Debt Fund, Class IV	$3,312,292	$259,273	$1,050,000	$44,273	$—	$—	$2,648,036
GMO Short-Duration Collateral Fund	41,317,873	—	—	312,985	—	13,785,424	26,311,285
GMO Special Purpose Holding Fund	18,733	—	—	—	—	—	14,612
GMO U.S. Treasury Fund	1,600,199	23,051,676	23,250,000	1,302	374	—	1,402,795
GMO World Opportunity Overlay Fund	22,044,168	375,000	6,600,000	—	—	—	16,564,627

Totals	$68,293,265	$23,685,949	$30,900,000	$358,560	$374	$13,785,424	46,941,355

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through November 30, 2011 for tax purposes. The actual tax characterization of all distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.7% of net assets. The underlying funds classify such securities (levels defined below) as Level 3. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 5.9% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
Foreign Government Obligations	$—	$23,681,628	$—	$23,681,628
U.S. Government	—	3,802,955	—	3,802,955

TOTAL DEBT OBLIGATIONS	—	27,484,583	—	27,484,583

Mutual Funds	46,926,743	14,612	—	46,941,355
Short-Term Investments	1,527,184	—	—	1,527,184

Total Investments	48,453,927	27,499,195	—	75,953,122

Derivatives*
Forward Currency Contracts
Foreign Currency risk	—	556,350	—	556,350
Futures Contracts
Interest Rate risk	69,916	—	—	69,916
Swap Agreements
Credit risk	—	930,266	—	930,266
Interest Rate risk	—	150,352	—	150,352

Total	$48,523,843	$29,136,163	$—	$77,660,006

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign Currency risk	$—	$(705,527)	$—	$(705,527)
Futures Contracts
Interest Rate risk	(465,583)	—	—	(465,583)
Swap Agreements
Credit risk	—	(1,629,036)	—	(1,629,036)
Interest Rate risk	—	(194,839)	—	(194,839)

Total	$(465,583)	$(2,529,402)	$—	$(2,994,985)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 33.0% and (0.1)% of total net assets, respectively.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of November 30, 2011, the Fund had received $2,195,000 from reverse repurchase agreements relating to securities with a market value, plus accrued interest, of $2,249,374. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended November 30, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
•Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
•Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.
•Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.
•Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.
•Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
•Derivatives Risk — The use of derivatives involves the risk that their value may or may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
•Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
•Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

•Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.
•Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
•Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.
•Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
•Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
•Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.
The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see ‘Leveraging Risk’ above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended November 30, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to adjust interest-rate exposure and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2011, the Fund used purchased currency option contracts to adjust exposure to currencies and otherwise manage currency exchange rate risk. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended November 30, 2011, the Fund used written currency option contracts to adjust exposure to currencies and otherwise manage currency exchange rate risk. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended November 30, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of	Number of Futures		Principal Amount of	Number of Futures
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	(8,000,000)	—	$(157,744)	—	—	$—
Options written	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—
Options expired	8,000,000	—	157,744	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$556,350	$—	$—	$—	$556,350
Unrealized appreciation on futures contracts*	69,916	—	—	—	—	69,916
Unrealized appreciation on swap agreements	150,352	—	930,266	—	—	1,080,618

Total	$220,268	$556,350	$930,266	$—	$—	$1,706,884

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(705,527)	$—	$—	$—	$(705,527)
Unrealized depreciation on futures contracts*	(465,583)	—	—	—	—	(465,583)
Unrealized depreciation on swap agreements	(194,839)	—	(1,629,036)	—	—	(1,823,875)

Total	$(660,422)	$(705,527)	$(1,629,036)	$—	$—	$(2,994,985)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), notional amounts (swap agreements), or principal amounts (options) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements	Options
Average amount outstanding	$113,320,038	$60,842,830	$80,446,094	$3,787,465

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 95.2%

	Australia — 5.5%
237,770	BHP Billiton Ltd	8,908,451
1,255,557	Billabong International Ltd	4,915,231
4,355,114	BlueScope Steel Ltd	1,776,077
877,367	Boart Longyear Group	2,837,976
2,003,355	Charter Hall Office (REIT)	7,195,760
305,181	Commonwealth Bank of Australia	15,281,689
7,985,316	Dexus Property Group (REIT)	7,223,830
7,016,917	Goodman Fielder Ltd	3,844,797
12,346,449	Goodman Group (REIT)	7,778,033
4,437,857	GPT Group (REIT)	14,563,872
351,085	Iluka Resources Ltd	5,665,432
9,727,652	Investa Office Fund (REIT)	6,065,545
3,719,347	Mirvac Group (REIT)	4,970,909
345,819	National Australia Bank Ltd	8,659,159
1,508,014	OneSteel Ltd	1,352,165
3,612,133	Pacific Brands Ltd	2,014,153
1,627,792	Qantas Airways Ltd *	2,611,783
1,580,214	QBE Insurance Group Ltd	22,634,352
838,876	Resolute Mining Ltd *	1,745,726
4,134,828	Stockland (REIT)	14,821,552
1,353,486	TABCORP Holdings Ltd	4,016,706
10,075,216	Telstra Corp Ltd	33,103,887
592,575	Wesfarmers Ltd	19,026,587
330,897	Westfield Group (REIT)	2,857,916
1,034,807	Westpac Banking Corp	22,607,432
75	Woolworths Ltd	1,931

	Total Australia	226,480,951

	Austria — 0.7%
49,777	Andritz AG	4,395,160
341,440	Immofinanz AG *	1,056,469
435,716	OMV AG	14,469,410
98,205	Raiffeisen International Bank Holding	2,334,528
175,753	Voestalpine AG	5,110,976

	Total Austria	27,366,543

	Belgium — 0.5%
2,872,054	Ageas	5,065,041
249,113	Belgacom SA	7,911,040
96,436	Colruyt SA	3,652,134
36,324	Delhaize Group	2,142,232

	Total Belgium	18,770,447

	Canada — 2.4%
271,900	BCE Inc	10,663,268
447,300	Canadian Natural Resources Ltd	16,800,885
119,700	Canadian National Railway Co	9,256,080
1,024,300	EnCana Corp	20,637,644
277,200	Manulife Financial Corp	2,986,841
180,400	Methanex Corp	4,421,785
108,200	Metro Inc Class A	5,468,611
55,900	National Bank of Canada	3,635,870
148,200	Potash Corp of Saskatchewan Inc	6,460,093
485,000	Research In Motion Ltd *	8,739,938
278,500	Sherritt International Corp	1,518,173

542,300	Sun Life Financial Inc	9,815,048
3,172,400	Yellow Media Inc	606,518

	Total Canada	101,010,754

	Denmark — 0.7%
11	Carlsberg A/S Class B	810
241,491	Novo-Nordisk A/S Class B	27,414,128

	Total Denmark	27,414,938

	Finland — 0.6%
226,691	Neste Oil Oyj	2,835,518
2,632,817	Nokia Oyj	15,216,616
137,300	Sampo Oyj Class A	3,586,708
80,474	Tieto Oyj	1,242,725

	Total Finland	22,881,567

	France — 11.3%
553,724	Air France—KLM *	3,226,744
1,299,876	Alcatel-Lucent *	2,175,476
129,767	Archos *	975,113
113,214	Arkema	8,246,981
287,308	BNP Paribas	11,437,174
13,233	Casino Guichard-Perrachon SA	1,177,633
223,516	Compagnie de Saint-Gobain	9,477,727
75,975	Compagnie Generale des Etablissements Michelin-Class B	4,843,273
31,981	Essilor International SA	2,286,191
275,687	European Aeronautic Defense and Space Co NV	8,271,113
719,263	France Telecom SA	12,414,871
239,511	Lagardere SCA	5,832,976
59,750	LVMH Moet Hennessy Louis Vuitton SA	9,407,771
203,080	Peugeot SA	3,802,327
37,837	Rallye SA	1,148,927
234,945	Renault SA	8,803,493
206,597	Safran SA	6,130,272
2,229,417	Sanofi	155,938,807
170,123	Societe Generale	4,156,499
133	STMicroelectronics NV	843
2,933,437	Total SA	151,343,549
48,893	Unibail-Rodamco SE (REIT)	9,114,256
156,829	Valeo SA	6,944,384
195,211	Vinci SA	8,727,086
956,719	Vivendi SA	22,067,730
144,324	Wendel	10,398,578

	Total France	468,349,794

	Germany — 6.8%
127,147	Aareal Bank AG *	2,302,794
135,636	Adidas AG	9,565,162
166,985	Aixtron AG	2,185,652
172,634	Aurubis AG	9,851,059
585,548	BASF AG	42,776,279
213,556	Bayerische Motoren Werke AG	16,189,052
171,735	Deutsche Lufthansa AG (Registered)	2,226,568
3,224,307	E.ON AG	79,813,489
83,984	Fresenius SE & Co KGaA	8,088,331
92,204	Fresenius Medical Care AG & Co	6,321,093
213,700	GEA Group AG	6,325,579
1,071,155	Infineon Technologies AG	8,904,617
253,534	Kloeckner & Co SE	3,339,373

165,624	Lanxess AG	9,291,042
195,138	Leoni AG	7,261,597
61,370	Linde AG	9,457,790
10	MTU Aero Engines Holding AG	642
253,360	RWE AG	10,502,859
110,628	Salzgitter AG	5,743,547
146,856	SAP AG	8,793,642
27,539	SGL Carbon SE *	1,659,575
79,889	Siemens AG (Registered)	8,084,700
210,228	Software AG	9,062,196
243,706	Suedzucker AG	7,763,833
141,786	ThyssenKrupp AG	3,662,324
25,110	Volkswagen AG	3,824,393

	Total Germany	282,997,188

	Greece — 0.3%
131,488	Hellenic Telecommunications Organization SA	556,236
562,648	Marfin Investment Group SA *	322,722
882,223	National Bank of Greece SA *	2,349,768
815,245	OPAP SA	7,314,726
198,835	Public Power Corp SA	1,135,916

	Total Greece	11,679,368

	Hong Kong — 1.6%
2,176,800	AIA Group Ltd	6,856,413
2,228,221	CLP Holdings Ltd	19,843,451
3,063,200	Esprit Holdings Ltd	4,420,973
4,406,000	Melco International Development Ltd	3,502,956
5,496,000	Pacific Basin Shipping Ltd	2,460,443
2,204,500	Power Assets Holdings Ltd	16,517,708
1,482,000	SJM Holdings Ltd	2,573,868
526,500	Swire Pacific Ltd	6,427,268
1,488,500	Yue Yuen Industrial Holdings	4,289,532

	Total Hong Kong	66,892,612

	Ireland — 1.0%
719,786	C&C Group Plc	2,948,873
1,139,802	CRH Plc	21,759,582
169,925	DCC Plc	4,114,020
259,848	Kerry Group Plc Class A	9,704,500
75,714	Paddy Power Plc	4,110,901

	Total Ireland	42,637,876

	Israel — 0.1%
1,714,366	Bezeq Israeli Telecommunication Corp Ltd	3,240,179
88,342	Israel Chemicals Ltd	951,363
214,666	Partner Communications Co Ltd	2,065,641

	Total Israel	6,257,183

	Italy — 5.5%
2,937,259	Banco Popolare Scarl	3,529,646
578,607	Campari	4,137,619
13,831,701	Enel SPA	58,935,506
4,068,840	ENI SPA	86,171,042
1,086,593	Finmeccanica SPA	4,714,141
517,754	Fondiaria—Sai SPA *	699,085
1,059,883	Intesa Sanpaolo SPA-Di RISP	1,366,214
295,699	Mediobanca SPA	1,910,707

745,195	Pirelli & C SPA	7,049,909
294,520	Recordati SPA	2,262,727
253,453	Saipem SPA	11,340,603
1,703,817	Snam Rete Gas SPA	7,909,871
9,899,300	Telecom Italia SPA	11,207,245
13,861,075	Telecom Italia SPA-Di RISP	13,543,801
1,777,635	Terna SPA	6,378,694
41,009	Tod’s SPA	3,819,441
2,833,259	UniCredit SPA	2,959,026

	Total Italy	227,935,277

	Japan — 23.0%
1,847	Advance Residence Investment Corp (REIT)	3,446,056
1,144,300	Aeon Co Ltd	15,636,341
837,600	Alps Electric Co Ltd	5,864,120
602,000	Anritsu Corp	6,798,076
672,600	Astellas Pharma Inc	25,926,322
504,200	Bridgestone Corp	11,683,344
134,300	Canon Inc	6,024,996
99,900	Capcom	2,562,531
1,740	CyberAgent Inc	5,776,011
645,700	Daiei Inc *	2,346,731
812,000	Daiichi Chuo Kisen Kaisha *	1,070,476
2,386,000	Daikyo Inc *	4,610,736
350,900	Daito Trust Construction Co Ltd	31,296,450
1,160,000	Daiwabo Holdings Co Ltd	2,724,629
272,200	Dena Co Ltd	8,450,410
1,365,000	DIC Corp	2,305,126
210,300	Don Quijote Co Ltd	7,248,200
241,900	Eisai Co Ltd	9,338,917
66,300	Fanuc Ltd	10,892,991
60,100	Fast Retailing Co Ltd	9,752,825
1,176,000	Fuji Electric Co Ltd	3,478,515
1,159,000	Fuji Heavy Industries Ltd	6,698,771
193,300	Fuji Oil Co Ltd	2,766,949
178,500	Gree Inc	5,992,781
589,000	Gunze Ltd	1,695,800
686,000	Hanwa Co Ltd	2,973,889
1,487,500	Haseko Corp *	963,847
95,900	Hikari Tsushin Inc	2,438,228
3,459,000	Hitachi Ltd	19,193,681
157,600	Honda Motor Co Ltd	5,001,336
1,524	INPEX Corp	10,288,339
1,475,000	Itochu Corp	14,989,526
478,500	JFE Holdings Inc	8,807,758
114,000	JGC Corp	2,873,156
624,000	Juki Corp	1,504,810
5,712,830	JX Holdings Inc	36,331,435
292,420	K’s Holdings Corp	11,526,248
3,874,000	Kajima Corp	11,666,057
157,220	Kakaku.com Inc	6,028,402
636,400	Kao Corp	16,842,021
3,169,000	Kawasaki Kisen Kaisha Ltd	5,510,031
5,489	KDDI Corp	36,369,005
436,000	Kinugawa Rubber Industrial Co Ltd	3,923,314
216,400	Komatsu Ltd	5,538,071
255,400	Konami Corp	7,681,787
125,000	Lawson Inc	7,402,836
1,412,500	Leopalace21 Corp *	3,260,471

2,052,000	Marubeni Corp	12,676,696
3,926,000	Mazda Motor Corp *	7,159,985
50,904	Meiji Holdings Co Ltd	2,211,531
896,000	Mitsubishi Heavy Industries Ltd	3,762,224
2,051,500	Mitsubishi Chemical Holdings Corp	11,918,058
242,900	Mitsubishi Corp	5,021,575
491,000	Mitsubishi Electric Corp	4,648,028
156,140	Mitsubishi UFJ Lease & Finance Co Ltd	5,977,683
614,600	Mitsui & Co Ltd	9,697,089
1,924,000	Mitsui OSK Lines Ltd	6,116,125
8,160,400	Mizuho Financial Group Inc	10,742,592
341,000	Nachi-Fujikoshi Corp	1,604,689
2,060	Net One Systems Co Ltd	5,314,149
105,900	Nikon Corp	2,479,592
32,900	Nintendo Co Ltd	5,008,609
747,000	Nippon Chemi-Con Corp	2,767,726
3,365,000	Nippon Light Metal Co Ltd	4,473,460
127,500	Nippon Paper Group Inc	2,732,998
4,215,000	Nippon Steel Corp	10,232,109
767,500	Nippon Telegraph & Telephone Corp	37,851,927
2,823,000	Nippon Yusen Kabushiki Kaisha	6,288,637
1,392,900	Nissan Motor Co Ltd	12,791,435
113,450	Nitori Holdings Co Ltd	10,604,738
101,300	Nitto Denko Corp	4,210,723
584,000	NSK Ltd	3,865,184
12,883	NTT Docomo Inc	22,771,293
1,876,000	Obayashi Corp	7,886,003
681,000	OKUMA Corp	5,228,565
100	Omron Corp	2,141
125,100	Ono Pharmaceutical Co Ltd	6,517,593
134,750	ORIX Corp	11,369,517
1,773,000	Osaka Gas Co Ltd	6,764,071
1,853,500	Penta Ocean Construction Co Ltd	5,850,128
115,630	Point Inc	4,807,671
566,100	Promise Co Ltd *	5,904,675
5,894,700	Resona Holdings Inc	26,402,021
514,000	Ricoh Company Ltd	4,632,022
768,400	Round One Corp	4,591,446
119,500	Ryohin Keikaku Co Ltd	5,437,132
193,700	Sankyo Co Ltd	9,682,280
80,600	Secom Co Ltd	3,635,148
223,100	Seven & I Holdings Co Ltd	6,229,060
4,952,800	Sojitz Corp	7,771,833
1,907,000	Sumitomo Corp	25,454,736
6,697,000	Taiheiyo Cement Co Ltd	13,009,703
3,943,000	Taisei Corp	10,219,196
51,300	Taisho Pharmaceutical Holdings Co Ltd *	3,432,787
1,454,100	Takeda Pharmaceutical Co Ltd	59,725,668
393,280	Takefuji Corp * (a) (b)	5,071
162,500	Tokyo Steel Manufacturing Co	1,384,160
2,066,000	Tokyo Tatemono Co Ltd	6,049,631
356,000	TonenGeneral Sekiyu KK	4,060,095
1,498,000	Toray Industries Inc	11,230,378
282,700	Toyota Motor Corp	9,309,460
782,800	Toyota Tsusho Corp	13,171,820
970,500	UNY Co Ltd	8,912,825
58,670	USS Co Ltd	5,101,423
279,020	Yamada Denki Co Ltd	20,182,381
208,900	Yamato Holdings Co Ltd	3,354,599

672,000	Zeon Corp	5,714,036

	Total Japan	951,460,482

	Malta — 0.0%
15,998,662	BGP Holdings Plc *	—

	Netherlands — 1.3%
53	ASML Holding NV	2,092
208,241	CSM	2,737,027
21	Heineken NV	983
2,889,569	ING Groep NV *	22,536,261
909,990	Koninklijke BAM Groep NV	3,152,432
611,950	Unilever NV	20,842,923
71,650	Wereldhave NV (REIT)	4,986,209

	Total Netherlands	54,257,927

	New Zealand — 0.6%
1,884,358	Chorus Ltd *	4,840,909
1,123,857	Fletcher Building Ltd	5,318,769
9,421,793	Telecom Corp of New Zealand	14,934,723

	Total New Zealand	25,094,401

	Norway — 0.2%
163,421	Acergy SA *	3,229,870
108,680	Frontline Ltd	325,438
186,323	TGS Nopec Geophysical Co ASA	4,145,815

	Total Norway	7,701,123

	Portugal — 0.2%
1,418,618	EDP — Energias de Portugal SA	4,546,768
223,116	Jeronimo Martins SGPS SA	4,070,716

	Total Portugal	8,617,484

	Singapore — 1.8%
1,487,000	Ezra Holdings Ltd	1,051,695
35,619,000	Golden Agri-Resources Ltd	20,119,142
2,793,000	Jaya Holdings Ltd *	1,056,413
779,200	MobileOne Ltd	1,487,201
4,164	Oversea-Chinese Banking Corp Ltd	26,525
1,346,000	SembCorp Marine Ltd	4,047,580
2,450,000	Singapore Exchange Ltd	12,036,469
2,147,000	Singapore Press Holdings Ltd	6,627,977
9,983,000	Singapore Telecommunications	24,333,322
1,432,000	Suntec Real Estate Investment Trust (REIT)	1,285,078
305,000	Venture Corp Ltd	1,577,906
2,415,000	Yangzijiang Shipbuilding Holdings Ltd	1,739,516

	Total Singapore	75,388,824

	Spain — 4.4%
2,186,305	Banco Popular Espanol SA	9,336,058
3,314,232	Banco Santander SA	24,877,385
224,981	Ferrovial SA	2,789,934
135,108	Fomento de Construcciones y Contratas SA	3,496,860
991,708	Gas Natural SDG SA	17,264,439
323,799	Grifols SA *	5,235,493
1,958,473	Iberdrola SA	13,051,034
167,306	Inditex SA	14,226,553
788,351	Jazztel Plc *	4,387,236

977,345	Repsol YPF SA	29,506,980
3,000,126	Telefonica SA	56,337,419

	Total Spain	180,509,391

	Sweden — 0.6%
338,316	Boliden AB	4,905,050
2	Ericsson LM B Shares	21
382,968	Investor AB B Shares	7,142,928
144,597	NCC Class B	2,356,187
125	Sandvik AB	1,602
804,793	Swedbank AB Class A	10,766,464
119,835	Trelleborg AB Class B	1,010,986

	Total Sweden	26,183,238

	Switzerland — 3.8%
65,434	Compagnie Financiere Richemont SA Class A	3,550,823
673,440	Nestle SA (Registered)	37,795,330
1,418,659	Novartis AG (Registered)	76,613,612
133,702	Roche Holding AG (Non Voting)	21,268,550
21,925	Swatch Group AG	8,551,422
6,534	Swisscom AG (Registered)	2,467,531
25,440	Syngenta AG (Registered) *	7,486,311

	Total Switzerland	157,733,579

	United Kingdom — 22.3%
1,902,924	3i Group Plc	5,700,727
324,415	Aggreko Plc	9,671,028
1,839,498	ARM Holdings Plc	17,285,359
135,137	ASOS Plc *	2,893,163
2,742,407	AstraZeneca Plc	126,309,116
1,010,596	Aviva Plc	4,960,355
4,056,818	BAE Systems Plc	17,514,483
9,271,194	Barclays Plc	26,707,758
260,668	BBA Aviation Plc	725,109
1,156,049	BG Group Plc	24,795,893
177,936	BHP Billiton Plc	5,471,944
5,435,345	BP Plc	39,364,729
995,869	British American Tobacco Plc	46,215,353
12,176,757	BT Group Plc	36,437,964
1,061,846	Burberry Group Plc	21,272,560
256,909	Capita Group Plc	2,547,803
266	Centrica Plc	1,264
312,926	Diageo Plc	6,702,257
5,879,076	Dixons Retail Plc *	1,044,056
1,172,083	Drax Group Plc	10,322,856
65	Eurasian Natural Resources Corp	683
1,119,421	FirstGroup Plc	5,754,383
1,429,769	Game Group Plc	166,918
5,570,875	GlaxoSmithKline Plc	123,461,890
4,571,420	Home Retail Group Plc	6,461,941
103,359	ICAP Plc	578,118
587,863	IMI Plc	7,401,881
330,605	Imperial Tobacco Group Plc	11,894,177
3,084,613	ITV Plc	3,154,648
49	Kazakhmys Plc	715
2,500,018	Kesa Electricals Plc	3,496,644
340,669	Lancashire Holdings Ltd	3,923,059
14,681,268	Lloyds Banking Group Plc *	5,745,231
424,491	Next Plc	17,942,054

451,387	Pearson Plc	8,199,807
82,467	Petrofac Ltd	1,885,458
655,960	Prudential Plc	6,456,368
70,972	Randgold Resources Ltd	7,550,624
157,419	Reckitt Benckiser Group Plc	7,986,296
363,104	Rio Tinto Plc	19,115,848
268,392	Rolls-Royce Holdings Plc *	3,085,031
10,457,116	Royal Bank of Scotland Group Plc *	3,480,766
581,634	Royal Dutch Shell Group Class A (Amsterdam)	20,315,589
1,084,553	Royal Dutch Shell Plc A Shares (London)	37,931,793
1,724,787	Royal Dutch Shell Plc B Shares (London)	62,151,952
159,424	SABMiller Plc	5,628,877
527,846	Scottish & Southern Energy Plc	10,929,978
298,938	Shire Plc	10,052,684
635,403	Smith & Nephew Plc	5,805,333
239,262	Spectris Plc	4,721,814
276,441	Standard Chartered Plc	6,018,343
289,576	Travis Perkins Plc	3,801,723
897,287	Trinity Mirror Plc *	677,932
749,774	Tullett Prebon Plc	3,609,305
25,466,497	Vodafone Group Plc	68,940,575
449,763	Weir Group Plc (The)	14,619,287
338,595	WH Smith Plc	2,797,600
2,427,575	William Hill Plc	7,730,738
186,704	Wolseley Plc	5,597,676

	Total United Kingdom	925,017,516

	TOTAL COMMON STOCKS (COST $4,172,798,103)	3,942,638,463

	PREFERRED STOCKS — 1.1%

	Germany — 1.1%
401,654	Porsche Automobil Holding SE 1.12%	24,612,838
229,262	ProSiebenSat.1 Media AG 7.61%	4,535,376
94,603	Volkswagen AG 1.74%	16,347,053

	Total Germany	45,495,267

	TOTAL PREFERRED STOCKS (COST $38,757,457)	45,495,267

	RIGHTS/WARRANTS — 0.0%

	Australia — 0.0%
3,484,091	BlueScope Steel Ltd, Expires 12/14/11*	39,413

	TOTAL RIGHTS/WARRANTS (COST $770,472)	39,413

	MUTUAL FUNDS — 1.6%

	United States — 1.6%

	Affiliated Issuers
2,699,282	GMO U.S. Treasury Fund	67,509,049

	TOTAL MUTUAL FUNDS (COST $67,509,049)	67,509,049

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.0%

		Time Deposits — 1.0%
USD	25,000,000	Barclays Plc Time Deposit, 0.12%, due 12/01/11	25,000,000

CHF	9,068	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/11	9,926
DKK	54,827	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.14%, due 12/01/11	9,907
NOK	57,463	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.95%, due 12/01/11	9,949
NZD	12,744	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.75%, due 12/01/11	9,952
SEK	68,003	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.06%, due 12/01/11	10,049
USD	807	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 12/01/11	807
HKD	2,186,423	Citibank (New York) Time Deposit, 0.01%, due 12/01/11	281,438
JPY	115,224,480	Citibank (New York) Time Deposit, 0.01%, due 12/01/11	1,485,617
SGD	281,846	Citibank (New York) Time Deposit, 0.01%, due 12/01/11	219,909
USD	9,800,000	Deutsche Bank Time Deposit, 0.06%, due 12/01/11	9,800,000
AUD	205,387	JPMorgan Chase (New York) Time Deposit, 3.78%, due 12/01/11	211,220
CAD	27,843	JPMorgan Chase (New York) Time Deposit, 0.25%, due 12/01/11	27,299
EUR	2,174,120	JPMorgan Chase (New York) Time Deposit, 0.10%, due 12/01/11	2,921,365
GBP	480,441	JPMorgan Chase (New York) Time Deposit, 0.10%, due 12/01/11	753,763

		Total Time Deposits	40,751,201

		TOTAL SHORT-TERM INVESTMENTS (COST $40,751,201)	40,751,201

		TOTAL INVESTMENTS — 98.9% (Cost $4,320,586,282)	4,096,433,393

		Other Assets and Liabilities (net) — 1.1%	47,145,467

		TOTAL NET ASSETS — 100.0%	$4,143,578,860

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
12/16/11	Royal Bank of Scotland PLC	CHF	14,666,613	$16,059,150	$(195,187)
12/16/11	Brown Brothers Harriman & Co.	CHF	6,931,983	7,590,147	(91,571)
12/16/11	Bank of America N.A.	CHF	7,734,631	8,469,004	(117,875)
12/16/11	Bank of New York Mellon	CHF	6,931,983	7,590,147	(89,274)
12/16/11	Brown Brothers Harriman & Co.	EUR	9,952,393	13,374,409	(109,542)
12/16/11	Royal Bank of Scotland PLC	GBP	10,579,539	16,595,928	44,292
12/16/11	Brown Brothers Harriman & Co.	GBP	16,512,165	25,902,329	36,353
12/16/11	Morgan Stanley Capital Services Inc.	GBP	3,074,371	4,822,709	8,576

12/16/11	Deutsche Bank AG	GBP	14,697,355	23,055,470	(37,014)
12/16/11	Barclays Bank PLC	GBP	16,573,977	25,999,293	53,063
12/16/11	Bank of America, N.A.	GBP	11,797,412	18,506,383	41,321
12/16/11	JPMorgan Chase Bank, N.A.	GBP	10,773,188	16,899,702	(20,667)
12/16/11	Bank of New York Mellon	GBP	17,876,578	28,042,659	58,306
12/16/11	Brown Brothers Harriman & Co.	HKD	191,759,640	24,684,980	10,888
12/16/11	Barclays Bank PLC	HKD	184,129,190	23,702,722	17,404
12/16/11	Morgan Stanley Capital Services Inc.	HKD	184,129,190	23,702,722	13,985
12/16/11	State Street Bank and Trust Company	HKD	154,537,940	19,893,477	14,146
12/16/11	JPMorgan Chase Bank, N.A.	HKD	60,254,935	7,756,543	5,690
12/16/11	Royal Bank of Scotland PLC	SEK	48,779,995	7,203,057	(74,676)
12/16/11	Deutsche Bank AG	SEK	88,995,030	13,141,376	(158,045)
12/16/11	JPMorgan Chase Bank, N.A.	SEK	94,627,767	13,973,130	(106,669)
12/16/11	Bank of New York Mellon	SEK	40,268,668	5,946,239	(57,616)
12/16/11	Barclays Bank PLC	SGD	21,021,261	16,401,973	(112,620)
12/16/11	Morgan Stanley Capital Services Inc.	SGD	19,020,196	14,840,630	(115,529)
12/16/11	State Street Bank and Trust Company	SGD	14,692,589	11,463,986	(88,698)
12/16/11	Bank of America, N.A.	SGD	58,447,243	45,603,835	(438,281)
12/16/11	Bank of New York Mellon	SGD	14,822,079	11,565,022	(57,057)

				$452,787,022	$(1,566,297)

Sales #
12/16/11	Bank of America, N.A.	AUD	10,821,675	$11,109,774	$(600,564)
12/16/11	Brown Brothers Harriman & Co.	AUD	13,072,046	13,420,055	(170,883)
12/16/11	Royal Bank of Scotland PLC	CAD	15,935,808	15,618,242	(63,813)
12/16/11	State Street Bank and Trust Company	CAD	34,650,473	33,959,965	43,394
12/16/11	Brown Brothers Harriman & Co.	CAD	15,803,254	15,488,330	501
12/16/11	Morgan Stanley Capital Services Inc.	CAD	12,007,266	11,767,988	6,532

12/16/11	Barclays Bank PLC	CAD	12,307,889	12,062,620	(17,083)
12/16/11	Deutsche Bank AG	CAD	7,813,987	7,658,271	(16,230)
12/16/11	Royal Bank of Scotland PLC	CHF	12,998,677	14,232,850	555,313
12/16/11	Royal Bank of Scotland PLC	DKK	37,184,648	6,720,353	107,410
12/16/11	State Street Bank and Trust Company	DKK	89,495,296	16,174,417	266,477
12/16/11	Royal Bank of Scotland PLC	EUR	24,908,163	33,472,550	554,192
12/16/11	Bank of America, N.A.	EUR	17,275,058	23,214,889	472,809
12/16/11	Morgan Stanley Capital Services Inc.	EUR	16,823,205	22,607,672	400,198
12/16/11	Deutsche Bank AG	EUR	34,806,000	46,773,645	927,978
12/16/11	Brown Brothers Harriman & Co.	JPY	410,698,269	5,297,006	59,625
12/16/11	JPMorgan Chase Bank, N.A.	JPY	3,203,470,130	41,316,950	448,194
12/16/11	Bank of America, N.A.	JPY	1,811,172,000	23,359,701	254,200
12/16/11	Deutsche Bank, AG	JPY	1,074,552,130	13,859,101	150,522
12/16/11	Morgan Stanley Capital Services Inc.	NZD	10,386,611	8,102,329	88,967
12/16/11	Bank of America N.A.	NZD	12,464,049	9,722,886	122,180

				$385,939,594	$3,589,919

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration		Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
5	OMXS 30	December 2011	$73,101	$2,409
256	FTSE 100	December 2011	22,155,902	1,531,046
707	TOPIX	December 2011	67,914,477	475,671
797	FTSE/MIB	December 2011	82,051,145	9,856,670
25	MSCI Singapore	December 2011	1,224,617	43,327
184	DAX	December 2011	37,797,726	5,499,815

			$211,216,968	$17,408,938

Sales
461	S&P Toronto 60	December 2011	$62,780,431	$(603,702)
427	SPI 200	December 2011	46,640,756	(1,567,811)

			$109,421,187	$(2,171,513)

Swap Agreements
Total Return Swaps

						Net Unrealized
Notional		Expiration				Appreciation/
Amount		Date	Counterparty	Fund Pays	Fund (Pays)/Receives	(Depreciation)
589,094	EUR	11/27/12	Goldman Sachs International	1 Month Euribor Floating Rate -10.0%	Total Return on Dexia SA	$(24,961)
678,631	EUR	11/27/12	Bank of America Merrill Lynch	3 Month Euribor Floating Rate -10.0%	Total Return on Alpha Bank A.E.	(1,587)

						$(26,548)

					Premiums to (Pay) Receive	$—

As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.
Notes to Schedule of Investments:
REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Bankrupt issuers.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
NZD — New Zealand Dollar
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$4,390,760,242	$350,645,151	$(644,972,000)	$(294,326,849)

Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$52,104,000	$109,839,000	$94,442,925	$20,646	$2,873	$67,509,049

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented less than 0.1% of net assets. The Fund classifies such securities (levels defined below) as Level 3. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	93.3%
Futures Contracts	0.4%
Swap Agreements	(0.0%)^

^	Rounds to 0.0%.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.

The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) due to market events that have occurred since the local market close but prior to the close of the NYSE.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value technique on Level 3 investments: The Fund considered certain bankrupt securities to be near worthless.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs
Description	(Level 1)	(Level 2)		(Level 3)	Total
Common Stocks
Australia	$—	$226,480,951		$—	$226,480,951
Austria	—	27,366,543		—	27,366,543
Belgium	—	18,770,447		—	18,770,447
Canada	101,010,754	—		—	101,010,754
Denmark	—	27,414,938		—	27,414,938
Finland	—	22,881,567		—	22,881,567
France	—	468,349,794		—	468,349,794
Germany	—	282,997,188		—	282,997,188
Greece	—	11,679,368		—	11,679,368
Hong Kong	—	66,892,612		—	66,892,612
Ireland	—	42,637,876		—	42,637,876
Israel	—	6,257,183		—	6,257,183
Italy	—	227,935,277		—	227,935,277
Japan	3,432,787	948,022,624		5,071	951,460,482
Malta	—	0	*	—	0	*
Netherlands	—	54,257,927		—	54,257,927
New Zealand	19,775,632	5,318,769		—	25,094,401
Norway	—	7,701,123		—	7,701,123
Portugal	—	8,617,484		—	8,617,484
Singapore	—	75,388,824		—	75,388,824
Spain	—	180,509,391		—	180,509,391
Sweden	—	26,183,238		—	26,183,238
Switzerland	—	157,733,579		—	157,733,579
United Kingdom	—	925,017,516		—	925,017,516

TOTAL COMMON STOCKS	124,219,173	3,818,414,219		5,071	3,942,638,463

Preferred Stocks
Germany	—	45,495,267		—	45,495,267

TOTAL PREFERRED STOCKS	—	45,495,267		—	45,495,267

Rights/Warrants
Australia	—	39,413		—	39,413

TOTAL RIGHTS/WARRANTS	—	39,413		—	39,413

Mutual Funds	67,509,049	—		—	67,509,049

Short-Term Investments	40,751,201	—		—	40,751,201

Total Investments	232,479,423	3,863,948,899		5,071	4,096,433,393

Derivatives**
Forward Currency Contracts
Foreign exchange risk	—	4,762,516		—	4,762,516
Futures Contracts
Equity risk	—	17,408,938		—	17,408,938

Total Derivatives	—	22,171,454		—	22,171,454

Total	$232,479,423	$3,886,120,353		$5,071	$4,118,604,847

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives**
Forward Currency Contracts
Foreign exchange risk	$—	$(2,738,894)	$—	$(2,738,894)
Futures Contracts
Equity risk	(603,702)	(1,567,811)	—	(2,171,513)
Swap Agreements
Equity risk	—	(26,548)	—	(26,548)

Total Derivatives	(603,702)	(4,333,253)	—	(4,936,955)

Total	$(603,702)	$(4,333,253)	$—	$(4,936,955)

*	Represents the interest in securities that were determined to have a fair value of zero at November 30, 2011.

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.
** Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was less than 0.1% of total net assets.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
						Change in				from
	Balances as of			Accrued	Total	Unrealized			Balances as of	Investments Still
	February 28,			Discounts/	Realized	Appreciation	Transfer	Transfer	November 30,	Held as of November
	2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	into level 3 *	out of level 3 *	2011	30, 2011
Common Stocks
Japan	$4,808	$—	$—	$—	$—	$263	$—	$—	$5,071	$263

Total	$4,808	$—	$—	$—	$—	$263	$—	$—	$5,071	$263

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless otherwise adjusted due to the time at which foreign markets close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated

terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers (unless otherwise adjusted due to the time at which foreign markets close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2011, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$39,413	$—	$39,413
Unrealized appreciation on forward currency contracts	—	4,762,516	—	—	—	4,762,516
Unrealized appreciation on futures contracts*	—	—	—	17,408,938	—	17,408,938
Unrealized appreciation on swap agreements	—	—	—	—	—	—

Total	$—	$4,762,516	$—	$17,448,351	$—	$22,210,867

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(2,738,894)	$—	$—	$—	$(2,738,894)
Unrealized depreciation on futures contracts*	—	—	—	(2,171,513)	—	$(2,171,513)
Unrealized depreciation on swap agreements	—	—	—	(26,548)	—	(26,548)

Total	$—	$(2,738,894)	$—	$(2,198,061)	$—	$(4,936,955)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts and rights and/or warrants), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Forward
	Currency	Futures	Rights and/or	Swap
	Contracts	Contracts	Warrants	Agreements
Average amount outstanding	$948,437,538	$385,081,487	$539,285	$277,482

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares/Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 100.1%

	Affiliated Issuers — 100.1%
22,366,402	GMO Emerging Markets Fund, Class VI	261,463,245
2,441,904	GMO Flexible Equities Fund, Class VI	41,854,243
13,803,848	GMO International Growth Equity Fund, Class IV	295,402,351
21,948,029	GMO International Intrinsic Value Fund, Class IV	427,986,569

	TOTAL MUTUAL FUNDS (COST $972,732,788)	1,026,706,408

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
20,858	State Street Eurodollar Time Deposit, 0.01%, due 12/01/11	20,858

	TOTAL SHORT-TERM INVESTMENTS (COST $20,858)	20,858

	TOTAL INVESTMENTS — 100.1% (Cost $972,753,646)	1,026,727,266

	Other Assets and Liabilities (net) — (0.1%)	(527,593)

	TOTAL NET ASSETS — 100.0%	$1,026,199,673

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$1,115,916,108	$—	$(89,188,842)	$(89,188,842)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Emerging Markets Fund, Class VI	$331,226,965	$47,472,044	$58,186,266	$106,511	$24,815,381	$261,463,245

GMO Flexible Equities Fund, Class VI	22,278,407	26,532,449	2,776,196	—	—	41,854,243

GMO International Growth Equity Fund, Class IV	461,803,642	32,980,814	160,014,706	2,914,653	—	295,402,351

GMO International Intrinsic Value Fund, Class IV	462,273,821	118,648,077	88,684,636	8,067,662	—	427,986,569

Totals	$1,277,582,835	$225,633,384	$309,661,804	$11,088,826	$24,815,381	$1,026,706,408

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.2% of net assets. The underlying funds classify such securities (levels defined below) as Level 3.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	84.3%
Futures Contracts	0.3%
Swap Agreements	(0.0)% ^

^	Rounds to 0.0%.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$1,026,706,408	$—	$—	$1,026,706,408
Short-Term Investments	20,858	—	—	20,858

Total Investments	1,026,727,266	—	—	1,026,727,266

Total	$1,026,727,266	$—	$—	$1,026,727,266

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 1.2% of total net assets.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.
• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.
• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.
• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.
• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Derivative financial instruments
At November 30, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Growth Equity Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 94.5%

	Australia — 4.6%
846,748	BHP Billiton Ltd	31,724,830
1,366,831	BlueScope Steel Ltd	557,413
176,810	Coca Cola Amatil Ltd	2,157,419
42,780	Cochlear Ltd	2,526,245
181,726	CSL Ltd	5,925,480
220,319	Iluka Resources Ltd	3,555,271
338,700	National Australia Bank Ltd	8,480,903
601,383	Qantas Airways Ltd *	964,916
26,397	Rio Tinto Ltd	1,797,499
2,713,296	Telstra Corp Ltd	8,915,009
499,826	Wesfarmers Ltd	16,048,573
361,502	Westpac Banking Corp	7,897,736
172,933	Woodside Petroleum Ltd	6,028,111
908,952	Woolworths Ltd	23,399,020

	Total Australia	119,978,425

	Austria — 0.2%
36,331	Andritz AG	3,207,919
946,419	Immofinanz AG (Entitlement Shares) *	—
40,044	Raiffeisen International Bank Holding	951,925
72,261	Voestalpine AG	2,101,382

	Total Austria	6,261,226

	Belgium — 0.3%
46,742	Bekaert NV	1,857,448
87,822	Colruyt SA	3,325,912
63,760	Mobistar SA	3,486,551

	Total Belgium	8,669,911

	Canada — 3.8%
29,500	Agrium Inc	2,070,597
73,500	BCE Inc	2,882,494
270,900	Canadian National Railway Co	20,947,971
77,400	Cenovus Energy Inc	2,588,474
361,900	Enbridge Inc	12,823,242
78,300	IGM Financial Inc	3,324,842
140,600	Imperial Oil Ltd	6,013,012
39,000	Metro Inc Class A	1,971,126
296,800	Potash Corp of Saskatchewan Inc	12,937,623
136,200	Research In Motion Ltd *	2,454,391
172,900	Rogers Communications Inc Class B	6,411,175
75,200	Saputo Inc	2,800,969
82,800	Shoppers Drug Mart Corp	3,446,110
268,900	Suncor Energy Inc	8,099,032
222,196	Valeant Pharmaceuticals International Inc *	10,282,515

	Total Canada	99,053,573

	Denmark — 1.5%
295,425	Novo-Nordisk A/S Class B	33,536,732
131,820	Novozymes A/S B Shares	4,227,749

	Total Denmark	37,764,481

	Finland — 0.5%
112,595	Kone Oyj Class B	6,341,687

97,887	Nokian Renkaat Oyj	3,242,435
50,846	Sampo Oyj Class A	1,328,257
58,434	Wartsila Oyj	1,920,432

	Total Finland	12,832,811

	France — 6.5%
113,985	Air France—KLM *	664,231
17,760	Air Liquide SA	2,247,176
1,663,315	Alcatel-Lucent *	2,783,728
57,460	Arkema	4,185,627
67,471	BNP Paribas	2,685,890
70,374	Bureau Veritas SA	5,214,356
262,849	Carrefour SA	6,998,466
203,955	Compagnie de Saint-Gobain	8,648,284
68,800	Michelin (CGDE)	4,385,880
168,226	Credit Agricole SA	1,081,380
122,139	Danone SA	8,063,926
50,819	Dassault Systemes SA	4,161,005
124,827	Essilor International SA	8,923,371
195,383	EADS NV	5,861,846
78,337	Eutelsat Communications	3,044,053
16,696	ICADE REIT	1,334,670
27,889	Iliad SA	3,407,515
89,947	L’Oreal SA	9,735,405
79,198	Legrand SA	2,563,569
43,629	LVMH Moet Hennessy Louis Vuitton SA	6,869,483
18,862	Neopost SA	1,336,446
83,954	Renault SA	3,145,793
86,312	Safran SA	2,561,102
398,648	Sanofi	27,883,834
85,368	Schneider Electric SA	4,854,360
200,684	SES SA Class A FDR	4,945,876
50,479	Societe Generale	1,233,319
31,467	Sodexo	2,288,574
205,333	STMicroelectronics NV	1,301,335
40,664	Technip SA	3,874,361
49,001	Total SA	2,528,087
20,320	Unibail-Rodamco SE REIT	3,787,898
76,225	Valeo SA	3,375,241
154,119	Vinci SA	6,890,031
37,559	Wendel	2,706,135
45,517	Zodiac Aerospace	3,740,592

	Total France	169,312,845

	Germany — 8.0%
95,489	Adidas AG	6,733,963
141,551	Aixtron AG	1,852,748
71,570	Aurubis AG	4,084,018
482,598	BASF AG	35,255,430
146,716	Bayerische Motoren Werke AG	11,122,108
54,250	Beiersdorf AG	3,107,847
43,522	Bilfinger & Berger SE	3,975,980
21,962	Brenntag AG	2,108,859
44,754	Continental AG *	3,177,495
35,575	Deutsche Boerse AG *	2,182,748
153,500	Deutsche Lufthansa AG (Registered)	1,990,149
17,145	Fielmann AG	1,737,866
50,896	Fraport AG	2,898,605
52,636	Fresenius SE & Co KGaA	5,069,268

80,839	Fresenius Medical Care AG & Co	5,541,959
199,955	GEA Group AG	5,918,724
29,594	Hochtief AG	1,698,236
943,465	Infineon Technologies AG	7,843,117
50,591	K+S AG	2,754,844
61,372	Kabel Deutschland Holding AG *	3,411,555
137,317	Kloeckner & Co SE	1,808,644
75,358	Lanxess AG	4,227,373
52,638	Leoni AG	1,958,798
49,059	Linde AG	7,560,530
39,670	Merck KGaA	3,948,748
63,902	Metro AG	3,153,322
33,214	MTU Aero Engines Holding AG	2,133,472
28,174	Rheinmetall AG	1,367,607
629,883	SAP AG	37,716,987
39,542	SGL Carbon SE *	2,382,908
97,702	Siemens AG (Registered)	9,887,361
61,251	Software AG	2,640,317
47,305	Stada Arzneimittel AG	1,320,784
127,216	Suedzucker AG	4,052,768
104,456	ThyssenKrupp AG	2,698,092
36,983	Volkswagen AG	5,632,716

	Total Germany	204,955,946

	Greece — 0.1%
8	Alpha Bank A.E. *	7
226,711	OPAP SA	2,034,148

	Total Greece	2,034,155

	Hong Kong — 3.4%
3,493,400	AIA Group Ltd	11,003,396
182,000	Cheung Kong Holdings Ltd	2,101,006
1,334,000	CLP Holdings Ltd	11,879,954
1,272,574	Esprit Holdings Ltd	1,836,647
1,910,000	Galaxy Entertainment Group Ltd *	3,812,614
412,800	Hang Seng Bank Ltd	5,093,106
4,556,374	Hong Kong & China Gas	10,550,887
66,800	Hong Kong Aircraft Engineering Co Ltd	869,898
174,400	Hong Kong Exchanges & Clearing Ltd	2,881,853
641,000	Hutchison Whampoa Ltd	5,629,746
84,400	Jardine Matheson Holdings Ltd	4,268,704
1,263,000	Power Assets Holdings Ltd	9,463,309
2,109,600	Sands China Ltd *	6,312,806
2,440,000	SJM Holdings Ltd	4,237,677
121,000	Sun Hung Kai Properties Ltd	1,496,391
78,000	Swire Pacific Ltd	952,188
1,286,000	Wynn Macau Ltd *	3,769,387
2,320,000	Xinyi Glass Holdings Ltd	1,358,048

	Total Hong Kong	87,517,617

	Ireland — 0.3%
375,608	CRH Plc	7,170,608
32,135	DCC Plc	778,014

	Total Ireland	7,948,622

	Italy — 0.3%
61,142	Assicurazioni Generali SPA	1,015,363
1,165,452	Enel SPA	4,965,875
139,898	Mediobanca SPA	903,974

51,775	Saipem SPA	2,316,641

	Total Italy	9,201,853

	Japan — 20.0%
37,700	ABC-Mart Inc	1,401,692
288,000	Asahi Glass Co Ltd	2,465,386
78,600	Astellas Pharma Inc	3,029,749
432,900	Bridgestone Corp	10,031,178
686,850	Canon Inc	30,813,613
408	Central Japan Railway Co	3,269,129
269,200	Chugai Pharmaceutical Co Ltd	4,112,622
227,000	Daihatsu Motor Co Ltd	3,977,175
146,800	Daiichi Sankyo Co Ltd	2,647,032
133,800	Daito Trust Construction Co Ltd	11,933,499
107,000	Dena Co Ltd	3,321,800
529,000	DIC Corp	893,342
162,900	Eisai Co Ltd	6,289,002
91,800	Fanuc Ltd	15,082,603
50,700	Fast Retailing Co Ltd	8,227,425
76,600	Gree Inc	2,571,692
24,800	Hirose Electric Co Ltd	2,294,821
110,100	Hisamitsu Pharmaceutical Co Inc	4,392,724
2,634,000	Hitachi Ltd	14,615,830
243,100	Honda Motor Co Ltd	7,714,624
390,800	Hoya Corp	8,323,818
21,400	Idemitsu Kosan Co Ltd	2,288,482
997,000	IHI Corporation	2,341,530
2,124	INPEX Corp	14,338,866
345,600	Itochu Corp	3,512,122
80,100	Ito En Ltd	1,394,808
819	Japan Tobacco Inc	3,930,190
126,000	JGC Corp	3,175,593
69,500	K’s Holdings Corp	2,739,465
54,629	Kakaku.com Inc	2,094,680
561,500	Kao Corp	14,859,828
762,000	Kawasaki Heavy Industries Ltd	1,982,993
701,000	Kawasaki Kisen Kaisha Ltd	1,218,849
2,425	KDDI Corp	16,067,560
39,630	Keyence Corp	10,140,249
1,012,000	Kintetsu Corp	3,755,222
1,000,000	Kobe Steel Ltd	1,596,830
405,500	Komatsu Ltd	10,377,484
61,500	Konami Corp	1,849,765
129,700	Kuraray Co Ltd	1,861,352
103,500	Lawson Inc	6,129,548
95,100	Makita Corp	3,326,857
959,000	Marubeni Corp	5,924,440
799,000	Mazda Motor Corp *	1,457,164
149,000	Mitsubishi Estate Co Ltd	2,487,299
1,228,000	Mitsubishi Heavy Industries Ltd	5,156,263
986,500	Mitsubishi Chemical Holdings Corp	5,731,009
283,100	Mitsubishi Corp	5,852,647
599,000	Mitsubishi Electric Corp	5,670,405
579,000	Mitsui Engineer & Shipbuilding Co Ltd	889,114
577,000	Mitsui & Co Ltd	9,103,840
288,000	Mitsui OSK Lines Ltd	915,511
67,900	Murata Manufacturing Co Ltd	4,023,691
78,900	Nabtesco Corp	1,737,501
126,100	Namco Bandai Holdings Inc	1,818,092

36,600	Nidec Corp	3,342,714
59,900	Nintendo Co Ltd	9,119,018
47,000	Nippon Telegraph & Telephone Corp	2,317,968
360,600	Nissan Motor Co Ltd	3,311,502
83,150	Nitori Holdings Co Ltd	7,772,446
113,300	Nitto Denko Corp	4,709,525
135,300	Nomura Research Institute Ltd	2,985,562
7,061	NTT Docomo Inc	12,480,641
509,000	Odakyu Electric Railway Co Ltd	4,817,522
67,000	Olympus Corp	905,094
49,900	Ono Pharmaceutical Co Ltd	2,599,743
33,300	Oriental Land Co Ltd	3,466,966
11,630	ORIX Corp	981,280
18,420	Point Inc	765,868
4,009	Rakuten Inc	4,301,311
708,500	Resona Holdings Inc	3,173,331
308,000	Ricoh Company Ltd	2,775,608
47,800	Sankyo Co Ltd	2,389,329
39,100	Sanrio Co Ltd	2,033,881
65,700	Santen Pharmaceutical Co Ltd	2,478,366
26,900	Sawai Pharmaceuticals Co Ltd	2,851,462
86,500	Secom Co Ltd	3,901,244
149,100	Sega Sammy Holdings Inc	3,049,113
121,000	Seven & I Holdings Co Ltd	3,378,379
645,000	Seven Bank Ltd	1,274,906
25,600	Shimamura Co Ltd	2,433,229
330,000	Shimizu Corp	1,360,583
99,700	Shin-Etsu Chemical Co Ltd	5,012,333
171,000	Shionogi & Co Ltd	2,011,656
259,400	Shiseido Co Ltd	4,820,873
33,200	SMC Corp	5,514,354
177,100	SoftBank Corp	5,981,452
185,800	Stanley Electric Co Ltd	2,741,104
112,000	Sumitomo Metal Mining Co Ltd	1,511,255
100,400	Sysmex Corp	3,456,122
490,100	Takeda Pharmaceutical Co Ltd	20,130,355
585,000	Teijin Ltd	1,790,052
173,300	Terumo Corp	8,441,753
342,000	Tobu Railway Co Ltd	1,732,503
1,461,000	Toray Industries Inc	10,952,992
628,000	Toshiba Corp	2,902,598
84,400	Toyota Tsusho Corp	1,420,160
98,000	Toyo Suisan Kaisha Ltd	2,411,374
144,700	Trend Micro Inc	4,442,049
106,400	Tsumura & Co	2,951,545
129,700	Unicharm Corp	6,152,193
52,136	West Japan Railway Co	2,152,177
20,478	Yahoo Japan Corp	6,488,812
106,410	Yamada Denki Co Ltd	7,696,965
236,500	Yamato Holdings Co Ltd	3,797,811
56,400	Yamato Kogyo Co Ltd	1,562,429

	Total Japan	518,209,513

	Netherlands — 2.1%
206,827	Aegon NV *	902,885
73,893	ASML Holding NV	2,917,252
313,613	ING Groep NV *	2,445,924
860,694	Koninklijke KPN NV	10,534,075
162,248	Reed Elsevier NV	1,912,535

1,037,675	Unilever NV	35,343,051

	Total Netherlands	54,055,722

	New Zealand — 0.1%
188,686	Chorus Ltd *	484,734
943,433	Telecom Corp of New Zealand Ltd	1,495,459

	Total New Zealand	1,980,193

	Norway — 0.2%
927,653	Golden Ocean Group Ltd	676,052
112,512	Telenor ASA	1,924,928
94,732	TGS Nopec Geophysical Co ASA	2,107,852
30,717	Yara International ASA	1,250,377

	Total Norway	5,959,209

	Singapore — 2.2%
1,424,000	Ezra Holdings Ltd	1,007,137
6,261,000	Golden Agri-Resources Ltd	3,536,482
1,271,000	Hyflux Ltd	1,192,733
1,254,900	Keppel Corp Ltd	9,321,849
998,000	SATS Ltd	1,720,449
817,000	Sembcorp Industries Ltd	2,748,161
976,000	SembCorp Marine Ltd	2,934,947
861,000	Singapore Exchange Ltd	4,229,959
2,292,000	Singapore Press Holdings Ltd	7,075,605
2,130,000	Singapore Technologies Engineering Ltd	4,512,176
3,950,500	Singapore Telecommunications	9,629,249
1,644,000	SMRT Corp Ltd	2,299,972
1,284,000	StarHub Ltd	2,868,307
391,000	Wilmar International Ltd	1,586,392
1,834,000	Yangzijiang Shipbuilding Holdings Ltd	1,321,024

	Total Singapore	55,984,442

	Spain — 1.3%
14,702	Acciona SA	1,367,450
60,178	Enagas	1,129,179
119,508	Gas Natural SDG SA	2,080,490
196,680	Inditex SA	16,724,316
104,866	Red Electrica de Espana	4,609,853
230,203	Repsol YPF SA	6,950,049

	Total Spain	32,861,337

	Sweden — 2.5%
197,854	Atlas Copco AB	3,776,207
184,727	Atlas Copco AB Class A	3,963,682
185,372	Boliden AB	2,687,602
37,135	Elekta AB Class B	1,581,081
711,858	Ericsson LM B Shares	7,594,252
597,840	Hennes & Mauritz AB Class B	18,993,401
297,448	Investor AB B Shares	5,547,852
67,049	Kinnevik Investment AB	1,365,042
110,861	Lundin Petroleum AB *	2,857,156
46,295	Millicom International Cellular SA SDR	5,030,392
131,192	Scania AB Class B	2,008,883
441,458	Swedbank AB Class A	5,905,794
97,369	Swedish Match AB	3,193,801

	Total Sweden	64,505,145

	Switzerland — 9.8%
27,339	Actelion Ltd (Registered) *	955,988
19,237	Geberit AG (Registered) *	3,691,693
23,290	Kuehne & Nagel International AG (Registered)	2,843,512
1,258,866	Nestle SA (Registered)	70,651,068
65,998	Nobel Biocare Holding AG *	837,843
932,719	Novartis AG (Registered)	50,370,788
718,802	Roche Holding AG (Non Voting)	114,342,914
2,469	SGS SA (Registered)	4,177,815
5,456	Swisscom AG (Registered)	2,060,430
14,294	Syngenta AG (Registered) *	4,206,342

	Total Switzerland	254,138,393

	United Kingdom — 26.8%
751,740	Aberdeen Asset Management Plc	2,376,807
303,240	Admiral Group Plc	4,391,942
417,212	Aggreko Plc	12,437,369
177,605	AMEC Plc	2,430,510
701,931	ARM Holdings Plc	6,595,891
465,084	Ashmore Group Plc	2,470,484
138,537	ASOS Plc *	2,965,954
349,514	AstraZeneca Plc	16,097,831
149,322	Babcock International Group Plc	1,705,114
779,398	BAE Systems Plc	3,364,892
615,678	Balfour Beatty Plc	2,437,412
1,489,822	Barclays Plc	4,291,767
1,354,895	BG Group Plc	29,060,906
327,259	BHP Billiton Plc	10,063,971
631,761	BP Plc	4,575,441
1,951,857	British American Tobacco Plc	90,579,945
805,040	British Sky Broadcasting Group Plc	9,693,601
3,620,033	BT Group Plc	10,832,657
234,959	Bunzl Plc	3,069,839
600,095	Burberry Group Plc	12,022,042
597,195	Capita Group Plc	5,922,467
664,750	Centrica Plc	3,159,869
222,163	Chemring Group Plc	1,373,863
1,349,787	Cobham Plc	3,755,127
250,681	Cookson Group Plc	1,964,380
303,265	Croda International Plc	8,706,521
1,637,027	Diageo Plc	35,061,885
298,683	Drax Group Plc	2,630,583
642,775	Experian Plc	8,547,843
84,129	Fresnillo Plc	2,275,053
1,122,782	GKN Plc	3,448,973
3,940,530	GlaxoSmithKline Plc	87,330,138
1,020,315	HSBC Holdings Plc	7,958,918
302,289	ICAP Plc	1,690,793
307,393	IMI Plc	3,870,436
266,183	Imperial Tobacco Group Plc	9,576,467
468,898	Inchcape Plc	2,408,368
241,906	Inmarsat Plc	1,665,500
149,534	InterContinental Hotels Group Plc	2,599,899
392,792	International Power Plc	2,075,735
145,771	Intertek Group Plc	4,418,121
167,401	Investec Plc	953,049
2,584,919	ITV Plc	2,643,609
304,759	John Wood Group Plc	3,131,776
75,204	Johnson Matthey Plc	2,267,054

563,075	Kingfisher Plc	2,269,224
90,431	Lancashire Holdings Ltd	1,041,381
295,812	Land Securities Group Plc REIT	3,198,955
21	Legal & General Group Plc	35
658,793	LG Group Holdings Plc	4,994,029
21,779,541	Lloyds Banking Group Plc *	8,523,003
203,967	London Stock Exchange Group Plc	2,772,621
940,839	Man Group Plc	2,108,710
1,245,947	Marks & Spencer Group Plc	6,482,894
281,219	Micro Focus International Plc	1,603,813
300,274	Mondi Plc	2,165,735
443,326	National Grid Plc	4,356,700
240,118	Next Plc	10,149,120
390,913	Pearson Plc	7,101,249
319,932	Pennon Group Plc	3,614,879
182,348	Petrofac Ltd	4,169,056
750,442	Prudential Plc	7,386,319
42,791	Randgold Resources Ltd	4,552,482
414,160	Reckitt Benckiser Group Plc	21,011,467
726,504	Reed Elsevier Plc	6,041,877
516,202	Resolution Ltd	1,915,999
414,042	Rexam Plc	2,245,105
220,397	Rightmove Plc	4,412,094
395,589	Rio Tinto Plc	20,826,042
217,965	Rolls-Royce Holdings Plc *	2,505,398
30	Royal Bank of Scotland Group Plc *	10
79,376	Royal Dutch Shell Plc A Shares (London)	2,776,143
514,053	Royal Dutch Shell Plc B Shares (London)	18,523,677
127,725	SABMiller Plc	4,509,661
601,470	Sage Group Plc (The)	2,748,839
145,678	Schroders Plc	3,081,311
342,379	SSE Plc	7,089,558
525,540	Shire Plc	17,672,854
283,191	Smiths Group Plc	4,231,328
737,283	Smith & Nephew Plc	6,736,155
157,992	Spectris Plc	3,117,958
312,945	Standard Chartered Plc	6,813,065
304,320	Tate & Lyle Plc	3,223,098
894,201	Tesco Plc	5,709,132
316,559	Tullett Prebon Plc	1,523,870
179,440	Unilever Plc	6,027,739
264,684	Weir Group Plc (The)	8,603,401
734,001	William Hill Plc	2,337,464
208,903	Wolseley Plc	6,263,237
436,245	Xstrata Plc	7,003,321

	Total United Kingdom	694,340,810

	TOTAL COMMON STOCKS (COST $2,480,812,927)	2,447,566,229

	PREFERRED STOCKS — 0.8%

	Germany — 0.8%
23,744	Bayerische Motoren Werke AG 3.40%	1,251,052
34,528	Hugo Boss AG 2.95%	3,143,298
103,100	Porsche Automobil Holding SE 1.24%	6,317,835
153,801	ProSiebenSat.1 Media AG 7.61%	3,042,568
53,806	Volkswagen AG 1.95%	9,297,480

	Total Germany	23,052,233

	TOTAL PREFERRED STOCKS (COST $21,800,510)	23,052,233

	RIGHTS/WARRANTS — 0.0%

	Australia — 0.0%
1,093,464	BlueScope Steel Ltd, Expires 12/14/11*	12,370

	Canada — 0.0%
19,162	Kinross Gold Corp, Warrants, Strike 21.30, Expires 09/17/14*	37,950

	TOTAL RIGHTS/WARRANTS (COST $177,130)	50,320

	MUTUAL FUNDS — 2.5%

	United States — 2.5%

	Affiliated Issuers
2,596,126	GMO U.S. Treasury Fund	64,929,120

	TOTAL MUTUAL FUNDS (COST $64,929,120)	64,929,120

	Par Value	Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.4%

		Time Deposits — 1.4%
USD	91,940	Bank of America (Charlotte) Time Deposit, 0.03%, due 12/01/11	91,940
USD	25,000,000	Barclays Plc Time Deposit, 0.12%, due 12/01/11	25,000,000
AUD	9,899	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.78%, due 12/01/11	10,180
CAD	16,520	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.25%, due 12/01/11	16,196
CHF	9,068	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/11	9,926
DKK	54,824	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.14%, due 12/01/11	9,907
NOK	57,437	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.95%, due 12/01/11	9,944
NZD	12,616	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.75%, due 12/01/11	9,851
HKD	1,715,546	Citibank (New York) Time Deposit, 0.01%, due 12/01/11	220,826
JPY	85,722,560	Citibank (New York) Time Deposit, 0.01%, due 12/01/11	1,105,242
SGD	421,923	Citibank (New York) Time Deposit, 0.01%, due 12/01/11	329,203
USD	8,300,000	Deutsche Bank Time Deposit, 0.06%, due 12/01/11	8,300,000
EUR	712,028	JPMorgan Chase (New York) Time Deposit, 0.10%, due 12/01/11	956,752
GBP	348,711	JPMorgan Chase (New York) Time Deposit, 0.10%, due 12/01/11	547,093
SEK	1,017,866	JPMorgan Chase (New York) Time Deposit, 1.06%, due 12/01/11	150,415

		Total Time Deposits	36,767,475

		TOTAL SHORT-TERM INVESTMENTS (COST $36,767,475)	36,767,475

		TOTAL INVESTMENTS — 99.2% (Cost $2,604,487,162)	2,572,365,377

		Other Assets and Liabilities (net) — 0.8%	19,728,069

		TOTAL NET ASSETS — 100.0%	$2,592,093,446

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
12/16/11	Bank of New York Mellon	CAD	10,357,635	$10,151,230	$4,276
12/16/11	Royal Bank of Scotland PLC	DKK	69,679,199	12,593,069	(258,652)
12/16/11	Brown Brothers & Harriman & Co.	EUR	15,867,809	21,323,773	(395,817)
12/16/11	Deutsche Bank AG	EUR	3,666,048	4,926,577	(97,742)
12/16/11	JPMorgan Chase Bank, N.A.	EUR	3,666,048	4,926,577	(93,204)
12/16/11	Morgan Stanley Capital Services Inc.	EUR	5,535,000	7,438,146	(131,669)
12/16/11	Royal Bank of Scotland PLC	EUR	7,477,617	10,048,710	(125,826)
12/16/11	State Street Bank and Trust Company	EUR	11,783,460	15,835,068	(405,839)
12/16/11	Bank of America, N.A.	GBP	6,689,070	10,493,021	23,429
12/16/11	Bank of New York Mellon	GBP	4,542,455	7,125,665	14,816
12/16/11	JPMorgan Chase Bank, N.A.	GBP	8,886,908	13,940,729	(17,049)
12/16/11	Morgan Stanley Capital Services Inc.	GBP	6,913,181	10,844,580	19,285
12/16/11	Royal Bank of Scotland PLC	GBP	2,567,058	4,026,897	10,747
12/16/11	State Street Bank and Trust Company	GBP	7,110,070	11,153,436	43,169
12/16/11	Barclays Bank PLC	HKD	114,596,892	14,751,915	10,832
12/16/11	Brown Brothers Harriman & Co.	HKD	136,659,856	17,592,053	7,760
12/16/11	JPMorgan Chase Bank, N.A.	HKD	86,921,174	11,189,255	8,208
12/16/11	Morgan Stanley Capital Services Inc.	HKD	114,596,892	14,751,915	8,704
12/16/11	State Street Bank and Trust Company	HKD	27,881,121	3,589,102	2,552
12/16/11	Bank of New York Mellon	JPY	1,048,626,376	13,524,722	(148,602)

12/16/11	Barclays Bank PLC	JPY	423,543,931	5,462,684	(61,418)
12/16/11	Deutsche Bank AG	JPY	1,219,187,662	15,724,547	(170,783)
12/16/11	JPMorgan Chase Bank, N.A.	JPY	913,030,250	11,775,863	(127,741)
12/16/11	Morgan Stanley Capital Services Inc.	JPY	607,020,455	7,829,083	(87,663)
12/16/11	Barclays Bank PLC	NOK	22,173,139	3,836,319	(105,362)
12/16/11	Royal Bank of Scotland PLC	NOK	9,316,546	1,611,916	(44,655)
12/16/11	Brown Brothers Harriman & Co.	SEK	85,581,248	12,637,283	(138,898)
12/16/11	JPMorgan Chase Bank, N.A.	SEK	79,170,463	11,690,640	(332,250)
12/16/11	Bank of America, N.A.	SGD	14,891,566	11,619,240	(111,668)
12/16/11	Bank of New York Mellon	SGD	14,413,175	11,245,972	(55,483)
12/16/11	Barclays Bank PLC	SGD	28,088,454	21,916,196	(150,482)
12/16/11	Brown Brothers Harriman & Co.	SGD	8,493,082	6,626,782	(54,897)
12/16/11	Morgan Stanley Capital Services Inc.	SGD	20,027,257	15,626,395	(121,646)
12/16/11	Royal Bank of Scotland PLC	SGD	12,129,880	9,464,416	(70,888)
12/16/11	State Street Bank and Trust Company	SGD	14,413,175	11,245,972	(87,011)

				$378,539,748	$(3,241,467)

Sales #
12/16/11	Bank of America, N.A.	AUD	5,395,172	$5,538,805	$(295,695)
12/16/11	Bank of New York Mellon	CAD	31,287,488	30,663,997	(122,008)
12/16/11	Deutsche Bank AG	CAD	14,418,569	14,131,239	(29,949)
12/16/11	Royal Bank of Scotland PLC	CAD	21,864,996	21,429,275	(87,556)
12/16/11	State Street Bank and Trust Company	CAD	22,994,946	22,536,707	51,290
12/16/11	Bank of America, N.A.	CHF	12,132,955	13,284,931	184,905
12/16/11	Bank of New York Mellon	CHF	13,664,951	14,962,384	175,984
12/16/11	Barclays Bank PLC	CHF	8,039,076	8,802,355	105,702
12/16/11	Brown Brothers Harriman & Co.	CHF	14,758,791	16,160,080	211,311
12/16/11	Deutsche Bank AG	CHF	7,892,767	8,642,154	120,480
12/16/11	JPMorgan Chase Bank, N.A.	CHF	5,885,390	6,444,185	85,959

12/16/11	Royal Bank of Scotland PLC	CHF	3,444,919	3,772,000	45,846
12/16/11	State Street Bank and Trust Company	CHF	12,733,524	13,942,522	175,250
12/16/11	Royal Bank of Scotland PLC	DKK	69,679,199	12,593,069	201,273
12/16/11	Brown Brothers Harriman & Co.	EUR	1,188,903	1,597,694	35,435
12/16/11	Deutsche Bank AG	EUR	3,666,048	4,926,577	108,872
12/16/11	JPMorgan Chase Bank, N.A.	EUR	3,666,048	4,926,577	108,968
12/16/11	Morgan Stanley Capital Services Inc.	EUR	5,535,000	7,438,146	165,172
12/16/11	JPMorgan Chase Bank, N.A.	JPY	655,240,000	8,450,998	83,340
12/16/11	Barclays Bank PLC	NOK	22,173,139	3,836,319	71,944
12/16/11	Royal Bank of Scotland PLC	NOK	9,316,546	1,611,916	30,261
12/16/11	Bank of New York Mellon	SEK	48,727,046	7,195,238	69,718
12/16/11	Barclays Bank PLC	SEK	46,389,309	6,850,038	68,782
12/16/11	Brown Brothers Harriman & Co.	SEK	165,313,119	24,410,823	269,776
12/16/11	JPMorgan Chase Bank, N.A.	SEK	99,880,716	14,748,802	112,591
12/16/11	State Street Bank and Trust Company	SEK	66,282,770	9,787,590	114,524

				$288,684,421	$2,062,175

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration		Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
324	DAX	December 2011	$66,556,866	$8,186,933
595	FTSE 100	December 2011	51,495,162	3,798,210
102	CAC 40	December 2011	4,333,353	176,403

			$122,385,381	$12,161,546

Sales
77	FTSE/MIB	December 2011	$7,927,149	$(915,687)
446	SPI 200	December 2011	48,716,106	(1,686,399)

			$56,643,255	$(2,602,086)

As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
FDR — Fiduciary Depositary Receipt
REIT — Real Estate Investment Trust
SDR — Swedish Depository Receipt
*      Non-income producing security.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar
As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$2,621,664,582	$212,791,591	$(262,090,796)	$(49,299,205)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$52,104,025	$143,991,000	$131,171,000	$20,362	$2,934	$64,929,120

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	91.4%
Futures Contracts	0.4%
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) due to market events that have occurred since the local market close but prior to the close of the NYSE.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Australia	$—	$119,978,425	$—	$119,978,425
Austria	—	6,261,226	—	6,261,226
Belgium	—	8,669,911	—	8,669,911
Canada	99,053,573	—	—	99,053,573
Denmark	—	37,764,481	—	37,764,481
Finland	—	12,832,811	—	12,832,811
France	—	169,312,845	—	169,312,845
Germany	—	204,955,946	—	204,955,946
Greece	—	2,034,155	—	2,034,155
Hong Kong	—	87,517,617	—	87,517,617
Ireland	—	7,948,622	—	7,948,622
Italy	—	9,201,853	—	9,201,853
Japan	—	518,209,513	—	518,209,513
Netherlands	—	54,055,722	—	54,055,722
New Zealand	1,980,193	—	—	1,980,193
Norway	—	5,959,209	—	5,959,209
Singapore	—	55,984,442	—	55,984,442
Spain	—	32,861,337	—	32,861,337
Sweden	—	64,505,145	—	64,505,145
Switzerland	—	254,138,393	—	254,138,393
United Kingdom	—	694,340,810	—	694,340,810

TOTAL COMMON STOCKS	101,033,766	2,346,532,463	—	2,447,566,229

Preferred Stocks
Germany	—	23,052,233	—	23,052,233

TOTAL PREFERRED STOCKS	—	23,052,233	—	23,052,233

RIGHTS AND WARRANTS
Australia	—	12,370	—	12,370
Canada	—	37,950	—	37,950

Total RIGHTS AND WARRANTS	—	50,320	—	50,320

Mutual Funds
United States	64,929,120	—	—	64,929,120

TOTAL MUTUAL FUNDS	64,929,120	—	—	64,929,120

Short-Term Investments	36,767,475	—	—	36,767,475

Total Investments	202,730,361	2,369,635,016	—	2,572,365,377

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	2,751,161	—	2,751,161
Futures Contracts
Equity risk	—	12,161,546	—	12,161,546

Total Derivatives	—	14,912,707	—	14,912,707

Total	$202,730,361	$2,384,547,723	$—	$2,587,278,084

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(3,930,453)	$—	$(3,930,453)
Futures Contracts
Equity risk	—	(2,602,086)	—	(2,602,086)

Total Derivatives	—	(6,532,539)	—	(6,532,539)

Total	$—	$(6,532,539)	$—	$(6,532,539)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless otherwise adjusted due to the time at which foreign markets close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses in the Statement of Operations.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers (unless otherwise adjusted due to the time at which foreign markets close) and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2011, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$50,320	$—	$50,320
Unrealized appreciation on forward currency contracts	—	2,751,161	—	—	—	2,751,161
Unrealized appreciation on futures contracts*	—	—	—	12,161,546	—	12,161,546

Total	$—	$2,751,161	$—	$12,211,866	$—	$14,963,027

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(3,930,453)	$—	$—	$—	$(3,930,453)
Unrealized depreciation on futures contracts*	—	—	—	(2,602,086)	—	(2,602,086)

Total	$—	$(3,930,453)	$—	$(2,602,086)	$—	$(6,532,539)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts and rights and/or warrants) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Forward
	Currency	Futures	Rights and/or
	Contracts	Contracts	Warrants
Average amount outstanding	$700,896,661	$260,301,637	$131,826

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 94.2%

	Australia — 4.6%
204,280	BHP Billiton Ltd	7,653,692
4,906,332	BlueScope Steel Ltd	2,000,871
1,910,199	Charter Hall Office (REIT)	6,861,157
412,473	Commonwealth Bank of Australia	20,654,249
7,831,544	Dexus Property Group (REIT)	7,084,722
7,260,431	Goodman Group (REIT)	4,573,936
3,060,505	GPT Group (REIT)	10,043,767
8,221,532	Investa Office Fund (REIT)	5,126,424
879,555	Macquarie Atlas Roads Group *	1,261,474
7,500,352	Mirvac Group (REIT)	10,024,223
659,398	National Australia Bank Ltd	16,511,043
4,632,663	Pacific Brands Ltd	2,583,209
2,848,070	QBE Insurance Group Ltd	40,794,612
1,400,092	Resolute Mining Ltd *	2,913,634
5,525,670	Stockland (REIT)	19,807,113
2,262,015	TABCORP Holdings Ltd	6,712,924
1,126,117	Tatts Group Ltd	2,709,191
16,850,389	Telstra Corp Ltd	55,364,904
684,056	Wesfarmers Ltd	21,963,888
2,017,905	Westpac Banking Corp	44,085,178
1,509	Woodside Petroleum Ltd	52,601

	Total Australia	288,782,812

	Austria — 0.7%
66,623	Andritz AG	5,882,612
1,167,625	Immofinanz AG (Entitlement Shares) *	—
671,050	OMV AG	22,284,464
206,242	Raiffeisen International Bank Holding	4,902,781
337,435	Voestalpine AG	9,812,762

	Total Austria	42,882,619

	Belgium — 0.4%
2,767,178	Ageas	4,880,086
328,465	Belgacom SA	10,431,008
55,449	Colruyt SA	2,099,913
103,283	KBC Groep NV	1,156,975
65,258	Mobistar SA	3,568,465
37,341	Solvay SA	3,505,096

	Total Belgium	25,641,543

	Canada — 4.3%
188,400	Alimentation Couche Tard Inc	5,412,148
197,000	Bank of Montreal	11,523,134
535,300	BCE Inc	20,993,186
741,200	Canadian Natural Resources Ltd	27,839,965
295,000	Canadian Oil Sands Ltd	6,203,981
103,500	Canadian Tire Corp Ltd	6,555,321
87,900	Canadian Western Bank	2,372,555
235,800	Canadian National Railway Co	18,233,782
116,400	Canadian Pacific Railway Ltd	7,014,014
132,900	Enbridge Inc	4,709,060
1,247,400	EnCana Corp	25,132,673
473,300	First Quantum Minerals Ltd	9,559,273
615,700	Husky Energy Inc	15,332,889
162,700	IGM Financial Inc	6,908,708

943,400	Manulife Financial Corp	10,165,171
177,500	Methanex Corp	4,350,703
173,900	Metro Inc Class A	8,789,200
115,000	National Bank of Canada	7,479,876
662,921	Precision Drilling Corp *	7,662,962
899,000	Research In Motion Ltd *	16,200,422
269,800	RONA Inc	2,454,771
259,000	Shoppers Drug Mart Corp	10,779,499
292,700	Suncor Energy Inc	8,815,867
1,147,600	Sun Life Financial Inc	20,770,328
262,500	Yamana Gold Inc	4,426,688

	Total Canada	269,686,176

	Denmark — 0.2%
10,789	Greentech Energy Systems A/S *	40,606
88,804	Novo-Nordisk A/S Class B	10,081,056
154,730	Pandora A/S	1,611,941

	Total Denmark	11,733,603

	Finland — 0.5%
4,314,125	Nokia Oyj	24,933,895
186,674	Sampo Oyj Class A	4,876,512
37,913	Stockmann Oyj ABP A Shares	734,717
82,652	Tieto Oyj	1,276,359

	Total Finland	31,821,483

	France — 13.0%
653,722	Air France–KLM *	3,809,468
1,928,994	Alcatel-Lucent *	3,228,369
178,036	APERAM	2,872,220
101,723	Arkema	7,409,929
596,677	BNP Paribas	23,752,553
14,541	Bongrain SA	874,356
105,595	Bouygues SA	3,441,742
15,686	Casino Guichard-Perrachon SA	1,395,931
106,196	CNP Assurances	1,429,313
235,915	Compagnie de Saint-Gobain	10,003,481
107,187	Compagnie Generale des Etablissements Michelin-Class B	6,832,984
51,407	Dassault Systemes SA	4,209,150
100,870	Essilor International SA	7,210,783
280,365	European Aeronautic Defense and Space Co NV	8,411,461
50,797	Eutelsat Communications	1,973,892
1,531,474	France Telecom SA	26,434,076
3,499	Fromageries Bel	801,540
217,371	Lagardere SCA	5,293,785
57,516	LVMH Moet Hennessy Louis Vuitton SA	9,056,022
564,595	PagesJaunes Groupe	1,961,977
399,782	Peugeot SA	7,485,236
18,372	PPR	2,753,132
379,403	Renault SA	14,216,397
181,199	Safran SA	5,376,647
3,907,574	Sanofi	273,319,180
74,116	Schneider Electric SA	4,214,527
102,016	SES SA Class A FDR	2,514,194
436,874	Societe Generale	10,673,845
30,971	Sodexo	2,252,500
501,096	Technicolor *	833,839
63,033	Technip SA	6,005,622
5,476,084	Total SA	282,525,238

43,651	Unibail-Rodamco (REIT)	8,137,083
100,885	Valeo SA	4,467,185
149,289	Vinci SA	6,674,101
1,645,512	Vivendi SA	37,955,465
69,070	Wendel	4,976,510
27,234	Zodiac Aerospace	2,238,093

	Total France	807,021,826

	Germany — 6.1%
279,923	Aareal Bank AG *	5,069,761
114,921	Adidas AG	8,104,323
196,356	Aurubis AG	11,204,714
609,516	BASF AG	44,527,223
155,127	Bayerische Motoren Werke AG	11,759,722
29,041	Beiersdorf AG	1,663,686
53,718	Bilfinger & Berger SE	4,907,442
2,934,670	Commerzbank AG *	5,515,788
68,390	Continental AG *	4,855,630
498,428	Deutsche Post AG (Registered)	7,533,938
5,560,736	E.ON AG	137,648,723
63,200	Fraport AG	3,599,336
82,055	Fresenius Medical Care AG & Co	5,625,323
96,327	Fresenius SE & Co KGaA	9,277,061
234,336	GEA Group AG	6,936,411
170,103	Gildemeister AG *	2,322,352
603,565	Heidelberger Druckmaschinen AG *	1,196,625
925,062	Infineon Technologies AG	7,690,131
30,663	Lanxess AG	1,720,108
179,719	Leoni AG	6,687,816
53,453	Linde AG	8,237,694
56,724	Merck KGaA	5,646,301
61,088	MTU Aero Engines Holding AG	3,923,934
11,545	Puma AG Rudolf Dassler Sport	3,646,683
638,855	RWE AG	26,483,281
99,772	Salzgitter AG	5,179,928
226,112	SAP AG	13,539,441
97,401	Siemens AG (Registered)	9,856,900
189,092	Suedzucker AG	6,023,974
112,235	ThyssenKrupp AG	2,899,024
41,675	Volkswagen AG	6,347,334

	Total Germany	379,630,607

	Greece — 0.3%
439,940	EFG Eurobank Ergasias *	283,486
1,751,518	National Bank of Greece SA *	4,665,104
1,048,216	OPAP SA	9,405,040
1,911,055	Piraeus Bank SA *	749,820
440,336	Public Power Corp SA	2,515,576

	Total Greece	17,619,026

	Hong Kong — 1.1%
2,428,598	CLP Holdings Ltd	21,627,911
4,272,690	Esprit Holdings Ltd	6,166,574
55,000	Guoco Group	517,604
71,500	Hong Kong Aircraft Engineering Co Ltd	931,103
540,700	Hong Kong Ferry Co Ltd	428,284
6,582,983	Hong Kong & China Gas	15,243,768
7,622,000	Pacific Basin Shipping Ltd	3,412,208
1,259,969	Power Assets Holdings Ltd	9,440,599

1,202,000	SJM Holdings Ltd	2,087,577
331,000	Swire Pacific Ltd	4,040,695
2,168,400	Yue Yuen Industrial Holdings	6,248,855

	Total Hong Kong	70,145,178

	Ireland — 0.7%
803,758	C&C Group Plc	3,292,895
875,728	CRH Plc	16,718,233
211,452	DCC Plc	5,119,422
547,037	Greencore Group Plc	542,387
1,492,286	Irish Life & Permanent Group Holdings Plc *	64,509
191,572	Kerry Group Plc Class A	7,154,607
212,731	Kingspan Group Plc	1,898,759
119,273	Paddy Power Plc	6,475,943
336,350	Smurfit Kappa Group Plc *	2,037,057

	Total Ireland	43,303,812

	Israel — 0.1%
1,042,805	Bezeq Israeli Telecommunication Corp Ltd	1,970,918
206,569	Discount Investment Corp (Registered)	1,480,238
208,096	Mizrahi Tefahot Bank Ltd	1,722,597
330,942	Partner Communications Co Ltd	3,184,516

	Total Israel	8,358,269

	Italy — 6.0%
1,113,746	A2A SPA	1,167,046
4,622,432	Banca Monte dei Paschi di Siena SPA	1,553,144
2,974,107	Banco Popolare Scarl	3,573,926
645,560	Campari	4,616,400
633,704	CIR-Compagnie Industriali Riunite SPA	1,084,120
25,525,138	Enel SPA	108,760,082
6,947,835	ENI SPA	147,143,211
61,811	Exor SPA	1,314,886
1,792,604	Finmeccanica SPA	7,777,142
712,561	Fondiaria–Sai SPA *	962,119
201,979	Indesit Company SPA	1,076,937
3,349,671	Intesa San Paolo	5,563,704
212,430	Italcementi SPA-Di RISP	582,406
1,264,372	Mediaset SPA	3,737,647
2,518,606	Milano Assicurazioni SPA *	849,153
94,800	Natuzzi SPA ADR *	223,728
573,594	Parmalat SPA	1,165,476
615,861	Pirelli & C SPA	5,826,346
443,475	Recordati SPA	3,407,112
182,832	Saipem SPA	8,180,708
1,166,964	Snam Rete Gas SPA	5,417,562
22,963,148	Telecom Italia SPA	25,997,154
20,569,668	Telecom Italia SPA-Di RISP	20,098,837
1,479,342	Terna SPA	5,308,328
32,718	Tod’s SPA	3,047,245
4,970,516	UniCredit SPA	5,191,155

	Total Italy	373,625,574

	Japan — 23.7%
2,529	Advance Residence Investment Corp (REIT)	4,718,503
1,583,500	Aeon Co Ltd	21,637,810
320,800	Aeon Credit Service Co Ltd	4,922,476
1,865,900	Aiful Corp *	2,706,938
305,000	Ajinomoto Co Inc	3,653,517

146,100	Alfresa Holdings Corp	5,388,923
761,329	Alps Electric Co Ltd	5,330,139
393,000	Anritsu Corp	4,437,946
971,000	Aozora Bank Ltd	2,601,146
140,500	Asahi Breweries Ltd	3,118,562
705,100	Astellas Pharma Inc	27,179,081
586,100	Bridgestone Corp	13,581,135
763,000	Calsonic Kansei Corp	4,404,521
123,500	Canon Inc	5,540,484
113,100	Capcom	2,901,124
505	Central Japan Railway Co	4,046,348
749,000	Chiba Bank Ltd	4,885,489
211,000	Chiyoda Corp	2,331,135
142,500	Circle K Sunkus Co Ltd	2,323,911
2,767,000	Cosmo Oil Co Ltd	7,651,981
185,400	Credit Saison Co Ltd	3,394,952
1,000	CyberAgent Inc	3,319,547
492,200	Daiei Inc *	1,788,851
216,000	Daihatsu Motor Co Ltd	3,784,448
3,506,000	Daikyo Inc *	6,775,037
481,600	Daito Trust Construction Co Ltd	42,953,463
264,500	Dena Co Ltd	8,211,365
1,192,000	DIC Corp	2,012,974
860	Digital Garage Inc *	2,809,369
186,300	Don Quijote Co Ltd	6,421,016
603,300	Eisai Co Ltd	23,291,313
228,200	Electric Power Development Co Ltd	5,758,355
29,600	Fanuc Ltd	4,863,236
50,100	Fast Retailing Co Ltd	8,130,059
661,000	Fuji Electric Co Ltd	1,955,186
523,000	Fuji Heavy Industries Ltd	3,022,828
265,300	Fuji Oil Co Ltd	3,797,576
850,000	Gunze Ltd	2,447,249
61,600	Hamamatsu Photonics KK	2,269,339
865,000	Hanwa Co Ltd	3,749,875
9,378,500	Haseko Corp *	6,076,936
128,800	Hikari Tsushin Inc	3,274,700
2,941,694	Hitachi Ltd	16,323,196
130,500	Honda Motor Co Ltd	4,141,334
251,100	Hosiden Corp	1,768,067
2,301	INPEX Corp	15,533,772
2,514,800	Itochu Corp	25,556,380
5,064	Japan Retail Fund Investment Corp (REIT)	7,744,470
857,100	JFE Holdings Inc	15,776,654
263,000	JGC Corp	6,628,421
60,900	JS Group Corp	1,154,986
145,000	JTEKT Corp	1,430,105
519,200	JVC Kenwood Holdings Inc *	2,185,848
7,384,390	JX Holdings Inc	46,961,924
460,100	K’s Holdings Corp	18,135,650
4,524,993	Kajima Corp	13,626,439
988,700	Kao Corp	26,165,471
2,982,000	Kawasaki Kisen Kaisha Ltd	5,184,889
9,611	KDDI Corp	63,680,544
607,000	Kinugawa Rubber Industrial Co Ltd	5,462,045
4,934,000	Kobe Steel Ltd	7,878,761
388,300	Komatsu Ltd	9,937,305
260,000	Konami Corp	7,820,144
113,000	Krosaki Harima Corp	381,115
178,000	KYB Co Ltd	852,802

291,000	Kyowa Exeo Corp	2,827,350
186,400	Lawson Inc	11,039,110
1,582,200	Leopalace21 Corp *	3,652,189
277,000	Makino Milling Machine Co Ltd	1,951,105
95,900	Makita Corp	3,354,843
2,169,000	Marubeni Corp	13,399,490
3,095,000	Mazda Motor Corp *	5,644,461
28,100	Miraca Holdings Inc	1,079,060
4,380,000	Mitsubishi Chemical Holdings Corp	25,445,330
358,200	Mitsubishi Corp	7,405,221
536,000	Mitsubishi Electric Corp	5,074,018
361,000	Mitsubishi Gas Chemical Co Inc	2,149,802
1,727,000	Mitsubishi Heavy Industries Ltd	7,251,520
191,080	Mitsubishi UFJ Lease & Finance Co Ltd	7,315,330
2,092,000	Mitsui Chemicals Inc	6,802,073
1,706,000	Mitsui Engineer & Shipbuilding Co Ltd	2,619,739
562,100	Mitsui & Co Ltd	8,868,750
3,306,000	Mitsui Mining & Smelting Co Ltd	8,566,375
2,937,000	Mitsui OSK Lines Ltd	9,336,310
22,092,500	Mizuho Financial Group Inc	29,083,221
187,000	Nabtesco Corp	4,118,032
112,000	Nachi-Fujikoshi Corp	527,053
192,200	Namco Bandai Holdings Inc	2,771,112
2,110	Net One Systems Co Ltd	5,443,133
76,500	Nichicon Corp	817,871
1,113,000	Nichirei Corp	5,190,355
126,600	Nikon Corp	2,964,272
70,600	Nintendo Co Ltd	10,747,958
675,000	Nippon Chemi-Con Corp	2,500,958
4,478,000	Nippon Light Metal Co Ltd	5,953,092
180,700	Nippon Paper Group Inc	3,873,354
7,322,000	Nippon Steel Corp	17,774,497
1,419,900	Nippon Telegraph & Telephone Corp	70,027,298
3,680,000	Nippon Yusen Kabushiki Kaisha	8,197,727
436,000	Nipro Corp	3,557,285
1,271,900	Nissan Motor Co Ltd	11,680,254
742,000	Nisshinbo Holdings Inc	6,280,797
98,750	Nitori Holdings Co Ltd	9,230,656
111,600	Nitto Denko Corp	4,638,861
19,534	NTT Docomo Inc	34,527,240
1,061,247	Obayashi Corp	4,461,086
524,000	OJI Paper Co Ltd	2,612,011
49,200	Okinawa Electric Power Co	2,095,251
533,000	OKUMA Corp	4,092,254
61,500	Ono Pharmaceutical Co Ltd	3,204,093
117,110	ORIX Corp	9,881,144
767	ORIX JREIT Inc (REIT)	3,240,694
2,298,000	Osaka Gas Co Ltd	8,766,969
650,000	Pacific Metals Co Ltd	3,322,813
1,232,500	Penta Ocean Construction Co Ltd	3,890,091
146,040	Point Inc	6,072,060
660,350	Promise Co Ltd *	6,887,744
8,112,700	Resona Holdings Inc	36,336,314
540,000	Ricoh Company Ltd	4,866,326
846,000	Round One Corp	5,055,132
135,000	Ryohin Keikaku Co Ltd	6,142,366
104,000	Saizeriya Co Ltd	1,705,197
242,600	Sankyo Co Ltd	12,126,594
1,183,500	Sapporo Hokuyo Holdings Inc	4,120,277
90,100	Secom Co Ltd	4,063,608

284,400	Sega Sammy Holdings Inc	5,816,015
398,000	Seino Holdings Co Ltd	2,891,579
284,700	Seven & I Holdings Co Ltd	7,948,962
80,200	Shimamura Co Ltd	7,622,850
670,000	Shizuoka Bank Ltd (The)	6,945,801
978,600	Showa Shell Sekiyu KK	6,551,498
5,375,900	Sojitz Corp	8,435,753
205,080	Sumisho Computer Systems Corp	3,341,154
3,161,200	Sumitomo Corp	42,195,863
383,000	Sumitomo Metal Mining Co Ltd	5,167,954
97,700	Sumitomo Mitsui Financial Group Inc	2,717,494
468,000	Sumitomo Osaka Cement Co Ltd	1,360,207
164,200	Sumitomo Rubber Industries	1,969,505
5,850,716	Taiheiyo Cement Co Ltd	11,365,698
4,649,000	Taisei Corp	12,048,958
482,000	Takashimaya Co Ltd	3,434,667
2,131,600	Takeda Pharmaceutical Co Ltd	87,553,287
419,650	Takefuji Corp (a) (b)	5,411
1,087,000	Toho Zinc Co Ltd	4,395,086
138,100	Tokai Rika Co Ltd	2,142,688
2,585,000	Tokyo Tatemono Co Ltd	7,569,359
471	Tokyu REIT Inc (REIT)	2,148,874
628,000	TonenGeneral Sekiyu KK	7,162,190
2,044,000	Toray Industries Inc	15,323,694
2,712,000	Tosoh Corp	7,936,524
655,000	Toyo Engineering Corp	2,401,686
77,000	Toyo Suisan Kaisha Ltd	1,894,651
347,200	Toyota Motor Corp	11,433,479
771,300	Toyota Tsusho Corp	12,978,315
71,800	Trend Micro Inc	2,204,140
1,031,000	Ube Industries Ltd	2,916,819
100,100	Unicharm Corp	4,748,146
1,155	United Urban Investment Corp (REIT)	1,232,906
1,217,200	UNY Co Ltd	11,178,455
85,190	USS Co Ltd	7,407,367
106,934	West Japan Railway Co	4,414,241
19,714	Yahoo Japan Corp	6,246,725
507,560	Yamada Denki Co Ltd	36,713,387
382,700	Yamato Holdings Co Ltd	6,145,548
146,100	Yamato Kogyo Co Ltd	4,047,356
410,000	Yokohama Rubber Co Ltd	2,278,988
270,000	Zeon Corp	2,295,818

	Total Japan	1,479,017,389

	Malta — 0.0%
15,984,486	BGP Holdings Plc *	—

	Netherlands — 1.2%
176,239	Aalberts Industries NV	2,873,984
2,672,637	Aegon NV *	11,667,163
141,148	CSM NV	1,855,186
4,669,161	ING Groep NV *	36,415,614
1,238,093	Koninklijke BAM Groep NV	4,289,063
494,083	Unilever NV	16,828,391

	Total Netherlands	73,929,401

	New Zealand — 0.5%
2,283,832	Chorus Ltd *	5,867,156
1,444,281	Fletcher Building Ltd	6,835,209

843,391	Sky City Entertainment Group Ltd	2,261,924
11,419,160	Telecom Corp of New Zealand	18,100,800

	Total New Zealand	33,065,089

	Norway — 0.2%
160,122	DnB NOR ASA	1,637,475
278,030	Frontline Ltd	832,550
1,547,307	Golden Ocean Group Ltd	1,127,640
273,467	Telenor ASA	4,678,651
210,496	TGS Nopec Geophysical Co ASA	4,683,681

	Total Norway	12,959,997

	Portugal — 0.1%
390,104	Banco Espirito Santo SA	600,412
2,339,031	EDP — Energias de Portugal SA	7,496,754

	Total Portugal	8,097,166

	Singapore — 1.8%
3,092,000	CapitaCommercial Trust (REIT)	2,628,715
4,728,000	Ezra Holdings Ltd	3,343,922
36,436,000	Golden Agri-Resources Ltd	20,580,619
2,489,000	Ho Bee Investment Ltd	2,369,907
4,037,000	Jaya Holdings Ltd *	1,526,938
870,500	Keppel Corp Ltd	6,466,388
3,863,000	Midas Holdings Ltd	1,066,232
487,777	Oversea-Chinese Banking Corp Ltd	3,107,212
2,183,100	SembCorp Industries Ltd	7,343,341
1,249,000	SembCorp Marine Ltd	3,755,890
1,161,000	Singapore Exchange Ltd	5,703,812
2,840,000	Singapore Press Holdings Ltd	8,767,329
2,202,000	Singapore Technologies Engineering Ltd	4,664,701
12,711,000	Singapore Telecommunications	30,982,756
188,000	Suntec Real Estate Investment Trust (REIT)	168,711
4,499,000	Swiber Holdings Ltd *	1,883,448
188,000	United Overseas Bank Ltd	2,279,437
440,000	Venture Corp Ltd	2,276,323

	Total Singapore	108,915,681

	Spain — 5.1%
36,898	Acciona SA	3,431,926
2,005,623	Banco Bilbao Vizcaya Argentaria SA	16,894,822
4,037,366	Banco Popular Espanol SA	17,240,542
6,258,056	Banco Santander SA	46,974,403
439,930	Ferrovial SA	5,455,463
221,960	Fomento de Construcciones y Contratas SA	5,744,760
1,689,648	Gas Natural SDG SA	29,414,732
343,458	Grifols SA *	5,553,359
3,726,492	Iberdrola SA	24,832,905
141,766	Inditex SA	12,054,807
354,812	Jazztel Plc *	1,974,557
1,598,536	Mapfre SA	5,351,016
181,789	Red Electrica de Espana	7,991,347
1,645,741	Repsol YPF SA	49,686,495
4,500,751	Telefonica SA	84,516,681

	Total Spain	317,117,815

	Sweden — 0.6%
603,451	Ericsson LM B Shares	6,437,744

748,219	Investor AB B Shares	13,955,407
23,751	Millicom International Cellular SA SDR	2,580,772
95,699	NCC Class B	1,559,401
526,828	Swedbank AB Class A	7,047,868
69,636	Swedish Match AB	2,284,130

	Total Sweden	33,865,322

	Switzerland — 2.8%
709,441	Nestle SA (Registered)	39,815,806
2,058,427	Novartis AG (Registered)	111,163,802
129,156	Roche Holding AG (Non Voting)	20,545,399
12,550	Syngenta AG (Registered) *	3,693,129

	Total Switzerland	175,218,136

	United Kingdom — 20.2%
783,918	Amlin Plc	4,140,004
708,673	Ashtead Group Plc	2,064,466
4,163,970	AstraZeneca Plc	191,783,119
3,022,756	Aviva Plc	14,836,732
6,468,593	BAE Systems Plc	27,926,829
1,202,092	Balfour Beatty Plc	4,758,971
17,334,880	Barclays Plc	49,937,017
698,977	Barratt Developments Plc *	1,098,855
1,314,778	BG Group Plc	28,200,444
85,334	BHP Billiton Plc	2,624,218
11,480,969	BP Plc	83,149,319
1,121,207	British American Tobacco Plc	52,031,921
14,542,913	BT Group Plc	43,518,495
175,911	Bunzl Plc	2,298,351
427,818	Burberry Group Plc	8,570,719
466,765	Cape Plc	2,394,800
764,134	Catlin Group Ltd	4,974,097
1,963,541	Cobham Plc	5,462,599
2,618,948	Debenhams Plc	2,624,383
199,563	Diageo Plc	4,274,245
10,488,127	Dixons Retail Plc *	1,862,571
1,721,792	Drax Group Plc	15,164,294
1,496,500	FirstGroup Plc	7,692,757
1,352,906	Game Group Plc	157,945
7,459,162	GlaxoSmithKline Plc	165,310,160
4,558,648	Home Retail Group Plc	6,443,887
530,457	HSBC Holdings Plc	4,137,804
232,780	IMI Plc	2,930,972
280,887	Imperial Tobacco Group Plc	10,105,473
1,398,037	Inchcape Plc	7,180,640
814,646	Intermediate Capital Group Plc	3,085,517
128,212	Jardine Lloyd Thompson Group Plc	1,337,956
180,870	JD Wetherspoon Plc	1,231,371
2,760,984	Kesa Electricals Plc	3,861,644
417,668	Lancashire Holdings Ltd	4,809,761
445,256	Land Securities Group Plc (REIT)	4,815,065
10,013,360	Legal & General Group Plc	16,726,976
24,918,432	Lloyds Banking Group Plc *	9,751,348
589,038	Melrose Plc	3,176,129
691,532	Micro Focus International Plc	3,943,858
591,268	National Express Group Plc	1,953,939
322,471	Next Plc	13,629,953
717,945	Pearson Plc	13,042,048
640,279	Prudential Plc	6,302,026

2,198,990	Punch Taverns Plc *	416,076
103,497	Reckitt Benckiser Group Plc	5,250,685
404,072	Rio Tinto Plc	21,272,635
32,944,241	Royal Bank of Scotland Group Plc *	10,965,852
2,419,622	Royal Dutch Shell Plc A Shares (London)	84,625,279
3,312,251	Royal Dutch Shell Plc B Shares (London)	119,355,530
156,173	SABMiller Plc	5,514,092
1,274,767	Sage Group Plc (The)	5,825,941
657,542	Scottish & Southern Energy Plc	13,615,562
484,962	Smith & Nephew Plc	4,430,835
41,069	Spirax-Sarco Engineering Plc	1,232,860
2,198,990	Spirit Pub Co Plc *	1,371,373
394,626	Standard Chartered Plc	8,591,326
425,436	Tate & Lyle Plc	4,505,855
5,350,242	Taylor Wimpey Plc *	3,278,207
1,562,028	TUI Travel Plc	4,239,433
548,239	United Utilities Group Plc	5,427,373
34,706,712	Vodafone Group Plc	93,954,841
190,980	Weir Group Plc (The)	6,207,695
2,932,616	William Hill Plc	9,339,067

	Total United Kingdom	1,254,744,195

	TOTAL COMMON STOCKS (COST $6,456,538,006)	5,867,182,719

	PREFERRED STOCKS — 0.7%

	Germany — 0.7%
48,659	Hugo Boss AG 2.95%	4,429,730
502,825	Porsche Automobil Holding SE 1.12%	30,812,467
9,049	Villeroy & Boch AG 3.22%	75,223
62,985	Volkswagen AG 1.74%	10,883,578

	Total Germany	46,200,998

	TOTAL PREFERRED STOCKS (COST $39,858,221)	46,200,998

	RIGHTS/WARRANTS — 0.0%

	Australia — 0.0%
3,925,065	BlueScope Steel Ltd, Expires 12/08/11*	44,402

	TOTAL RIGHTS/WARRANTS (COST $780,398)	44,402

	MUTUAL FUNDS — 1.0%

	United States — 1.0%

	Affiliated Issuers
2,596,141	GMO U.S. Treasury Fund	64,929,485

	TOTAL MUTUAL FUNDS (COST $64,929,485)	64,929,485

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 2.6%

		Time Deposits — 2.6%
USD	25,000,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 12/01/11	25,000,000
USD	25,000,000	Bank of Montreal Time Deposit, 0.03%, due 12/01/11	25,000,000
USD	25,000,000	Barclays Plc Time Deposit, 0.12%, due 12/01/11	25,000,000
CHF	102,273	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/11	111,945
DKK	48,084	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.14%, due 12/01/11	8,689

NOK	58,531	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.95%, due 12/01/11	10,134
NZD	251,636	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.75%, due 12/01/11	196,490
HKD	3,462,083	Citibank (New York) Time Deposit, 0.01%, due 12/01/11	445,642
JPY	128,862,160	Citibank (New York) Time Deposit, 0.01%, due 12/01/11	1,661,451
SGD	565,957	Citibank (New York) Time Deposit, 0.01%, due 12/01/11	441,585
USD	1,141,418	Citibank (New York) Time Deposit, 0.03%, due 12/01/11	1,141,418
USD	25,000,000	Deutsche Bank Time Deposit, 0.06%, due 12/01/11	25,000,000
USD	25,000,000	HSBC Bank USA (Grand Cayman) Time Deposit, 0.05%, due 12/01/11	25,000,000
AUD	333,488	JPMorgan Chase (New York) Time Deposit, 3.78%, due 12/01/11	342,959
CAD	231,086	JPMorgan Chase (New York) Time Deposit, 0.25%, due 12/01/11	226,566
EUR	3,194,759	JPMorgan Chase (New York) Time Deposit, 0.10%, due 12/01/11	4,292,798
GBP	717,334	JPMorgan Chase (New York) Time Deposit, 0.10%, due 12/01/11	1,125,426
SEK	1,558,329	JPMorgan Chase (New York) Time Deposit, 1.06%, due 12/01/11	230,282
USD	25,000,000	Royal Bank of Canada (Grand Cayman) Time Deposit, 0.03%, due 12/01/11	25,000,000

		Total Time Deposits	160,235,385

		TOTAL SHORT-TERM INVESTMENTS (COST $160,235,385)	160,235,385

		TOTAL INVESTMENTS — 98.5% (Cost $6,722,341,495)	6,138,592,989

		Other Assets and Liabilities (net) — 1.5%	92,617,629

		TOTAL NET ASSETS — 100.0%	$6,231,210,618

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
November 30, 2011 (Unaudited)
A summary of outstanding financial instruments at November 30, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement			Units of		Appreciation
Date	Counterparty	Deliver/Receive	Currency	Value	(Depreciation)
Buys †
12/16/11	Bank of America, N.A.	AUD	11,006,486	$11,299,504	$(62,623)
12/16/11	Brown Brothers Harriman & Co.	AUD	24,627,912	25,283,565	321,945
12/16/11	Brown Brothers Harriman & Co.	EUR	8,736,925	11,741,017	(58,105)
12/16/11	Brown Brothers Harriman & Co.	GBP	5,929,000	9,300,713	13,053
12/16/11	JPMorgan Chase Bank, N.A.	GBP	8,757,164	13,737,202	(16,800)
12/16/11	Morgan Stanley Capital Services Inc.	GBP	13,461,526	21,116,848	37,552
12/16/11	Royal Bank of Scotland PLC	GBP	8,757,164	13,737,202	36,663
12/16/11	State Street Bank and Trust Company	GBP	6,426,763	10,081,545	39,021
12/16/11	Barclays Bank PLC	HKD	186,164,043	23,964,666	17,596
12/16/11	Brown Brothers Harriman & Co.	HKD	331,552,057	42,680,284	18,826
12/16/11	Deutsche Bank AG	HKD	178,461,542	22,973,133	25,732
12/16/11	JPMorgan Chase Bank, N.A.	HKD	281,816,156	36,277,844	26,613
12/16/11	Morgan Stanley Capital Services Inc.	HKD	186,164,043	23,964,666	14,139
12/16/11	Royal Bank of Scotland PLC	HKD	107,737,008	13,868,851	(1,782)
12/16/11	State Street Bank and Trust Company	HKD	472,931,495	60,879,884	43,292
12/16/11	Bank of America, N.A.	SEK	109,985,898	16,240,975	(236,626)
12/16/11	Brown Brothers Harriman & Co.	SEK	109,985,898	16,240,975	(179,487)
12/16/11	Deutsche Bank AG	SEK	109,985,898	16,240,975	(195,322)
12/16/11	JPMorgan Chase Bank, N.A.	SEK	109,985,898	16,240,975	(123,982)
12/16/11	Bank of America, N.A.	SGD	27,006,408	21,071,922	(202,514)
12/16/11	Bank of New York Mellon	SGD	24,705,974	19,276,994	(95,105)

12/16/11	Barclays Bank PLC	SGD	25,820,548	20,146,648	(138,332)
12/16/11	Brown Brothers Harriman & Co.	SGD	24,203,129	18,884,646	(156,443)
12/16/11	JPMorgan Chase Bank N.A.	SGD	49,032,796	38,258,153	(208,295)
12/16/11	Morgan Stanley Capital Services Inc.	SGD	29,351,703	22,901,854	(178,283)
12/16/11	Royal Bank of Scotland PLC	SGD	38,527,603	30,061,409	34,215
12/16/11	State Street Bank and Trust Company	SGD	26,756,398	20,876,851	(161,527)

				$597,349,301	$(1,386,579)

Sales #
12/16/11	Barclays Bank PLC	CAD	23,391,692	$22,925,547	$(32,466)
12/16/11	Brown Brothers Harriman & Co.	CAD	15,536,777	15,227,163	492
12/16/11	JPMorgan Chase Bank N.A.	CAD	21,501,595	21,073,115	(143,220)
12/16/11	Morgan Stanley Capital Services Inc.	CAD	21,746,534	21,313,173	11,829
12/16/11	Royal Bank of Scotland PLC	CAD	46,746,090	45,814,543	(187,190)
12/16/11	State Street Bank and Trust Company	CAD	28,194,946	27,633,083	(27,786)
12/16/11	Bank of America, N.A.	EUR	35,532,164	47,749,492	677,933
12/16/11	Brown Brothers Harriman & Co.	EUR	43,729,705	58,765,665	1,482,116
12/16/11	JPMorgan Chase Bank, N.A.	EUR	30,145,551	40,510,754	766,403
12/16/11	Morgan Stanley Capital Services Inc.	EUR	14,490,513	19,472,910	344,707
12/16/11	Royal Bank of Scotland PLC	EUR	8,195,742	11,013,754	182,351
12/16/11	State Street Bank and Trust Company	EUR	15,072,775	20,255,376	372,922
12/16/11	Barclays Bank PLC	JPY	1,175,265,449	15,158,058	170,426
12/16/11	Brown Brothers Harriman & Co.	JPY	2,148,008,999	27,704,077	311,849
12/16/11	Deutsche Bank, AG	JPY	627,002,545	8,086,803	87,830
12/16/11	JPMorgan Chase Bank, N.A.	JPY	2,036,666,897	26,268,035	284,948
12/16/11	Royal Bank of Scotland PLC	JPY	1,136,485,817	14,657,895	162,057

12/16/11	State Street Bank and Trust Company	JPY	1,059,992,400	13,671,316	146,321

				$457,300,759	$4,611,522

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration		Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
401	DAX	December 2011	$82,374,392	$11,629,690
217	FTSE 100	December 2011	18,780,589	(35,752)
2,039	FTSE/MIB	December 2011	209,915,037	20,692,654
597	IBEX 35	December 2011	67,857,838	1,439,599
492	MSCI Singapore	December 2011	24,100,459	852,677
1,097	TOPIX	December 2011	105,377,909	(658,479)

			$508,406,224	$33,920,389

Sales
366	Amesterdam IDX	December 2011	$29,644,133	$(738,863)
2,007	OMXS 30	December 2011	29,342,701	(1,024,843)
1,145	S&P Toronto 60	December 2011	155,929,702	(1,781,565)
1,374	SPI 200	December 2011	150,080,560	(3,787,555)

			$364,997,096	$(7,332,826)

Swap Agreements
Total Return Swaps

						Net Unrealized
Notional		Expiration				Appreciation/
Amount		Date	Counterparty	Fund Pays	Fund (Pays)/Receives	(Depreciation)
1,339,625	EUR	11/27/2012	Bank of America Merrill Lynch	3 Month Euribor Floating Rate minus 10.0%	Total Return on Alpha Bank A.E.	$(2,487)
946,168	EUR	11/27/2012	Goldman Sachs International	1 Month Euribor Floating Rate minus 10.0%	Total Return on Dexia SA	(40,092)

						$(42,579)

					Premiums to (Pay) Receive	$—
As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR — American Depositary Receipt

FDR — Fiduciary Depositary Receipt

REIT — Real Estate Investment Trust

SDR — Swedish Depository Receipt

* Non-income producing security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b) Bankrupt issuer.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$6,844,819,905	$333,945,812	$(1,040,172,728)	$(706,226,916)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$30,133,000	$91,849,000	$57,074,000	$20,926	$2,934	$64,929,485

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented less than 0.1% of net assets. The Fund classifies such securities (levels defined below) as Level 3. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	90.2%
Futures Contracts	0.5%
Swap Agreements	(0.0)%^

^	Rounds to 0.0%.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) due to market events that have occurred since the local market close but prior to the close of the NYSE.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value technique on Level 3 investments: The Fund considered certain bankrupt securities to be near worthless.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs
Description	(Level 1)	(Level 2)		(Level 3)	Total
Common Stocks
Australia	$—	$288,782,812		$—	$288,782,812
Austria	—	42,882,619		—	42,882,619
Belgium	—	25,641,543		—	25,641,543
Canada	269,686,176	—		—	269,686,176
Denmark	—	11,733,603		—	11,733,603
Finland	—	31,821,483		—	31,821,483
France	—	807,021,826		—	807,021,826
Germany	—	379,630,607		—	379,630,607
Greece	—	17,619,026		—	17,619,026
Hong Kong	—	70,145,178		—	70,145,178
Ireland	64,509	43,239,303		—	43,303,812
Israel	—	8,358,269		—	8,358,269
Italy	223,728	373,401,846		—	373,625,574
Japan	—	1,479,011,978		5,411	1,479,017,389
Malta	—	0	*	—	0
Netherlands	—	73,929,401		—	73,929,401
New Zealand	23,967,956	9,097,133		—	33,065,089
Norway	—	12,959,997		—	12,959,997
Portugal	—	8,097,166		—	8,097,166
Singapore	—	108,915,681		—	108,915,681
Spain	—	317,117,815		—	317,117,815
Sweden	—	33,865,322		—	33,865,322
Switzerland	—	175,218,136		—	175,218,136
United Kingdom	1,371,373	1,253,372,822		—	1,254,744,195

TOTAL COMMON STOCKS	295,313,742	5,571,863,566		5,411	5,867,182,719

Preferred Stocks
Germany	—	46,200,998		—	46,200,998

TOTAL PREFERRED STOCKS	—	46,200,998		—	46,200,998

Rights/Warrants
Australia	—	44,402		—	44,402

TOTAL RIGHTS/WARRANTS	—	44,402		—	44,402

Mutual Funds
United States	64,929,485	—		—	64,929,485

TOTAL MUTUAL FUNDS	64,929,485	—		—	64,929,485

Short-Term Investments	160,235,385	—		—	160,235,385

Total Investments	520,478,612	5,618,108,966		5,411	6,138,592,989

Derivatives**
Forward Currency Contracts
Foreign Currency Risk	—	5,630,831		—	5,630,831
Futures Contracts
Equity Risk	—	34,614,620		—	34,614,620

Total Derivatives	—	40,245,451		—	40,245,451

Total	$520,478,612	$5,658,354,417		$5,411	$6,178,838,440

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives**
Forward Currency Contracts
Foreign Currency Risk	$—	$(2,405,888)	$—	$(2,405,888)
Futures Contracts
Equity Risk	(1,781,565)	(6,245,492)	—	(8,027,057)
Swap Agreements
Equity Risk	—	(42,579)	—	(42,579)

Total Derivatives	(1,781,565)	(8,693,959)	—	(10,475,524)

Total	$(1,781,565)	$(8,693,959)	$—	$(10,475,524)

*	Represents the interest in securities that were determined to have a fair value of zero as of November 30, 2011.

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.
** Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was less than 0.1% of total net assets.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
						Change in				from
	Balances as of			Accrued		Unrealized			Balances as of	Investments Still
	February 28,			Discounts/	Total Realized	Appreciation	Transfer into	Transfer out of	November 30,	Held as of November
	2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	level 3 *	level 3 *	2011	30, 2011
Common Stocks
Japan	$5,130	$—	$—	$—	$—	$281	$—	$—	$5,411	$281

Total	$5,130	$—	$—	$—	$—	$281	$—	$—	$5,411	$281

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless otherwise adjusted due to the time at which foreign markets close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers (unless otherwise adjusted due to the time at which foreign markets close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2011, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$44,402	$—	$44,402
Unrealized appreciation on forward currency contracts	—	5,630,831	—	—	—	5,630,831
Unrealized appreciation on futures contracts*	—	—	—	34,614,620	—	34,614,620

Total	$—	$5,630,831	$—	$34,659,022	$—	$40,289,853

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(2,405,888)	$—	$—	$—	$(2,405,888)
Unrealized depreciation on futures contracts*	—	—	—	(8,027,057)	—	(8,027,057)
Unrealized depreciation on swap agreements	—	—	—	(42,579)	—	(42,579)

Total	$—	$(2,405,888)	$—	$(8,069,636)	$—	$(10,475,524)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts and rights and/or warrants), or notional amounts (swap agreements), outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Forward		Rights
	Currency	Futures	and /or	Swap
	Contracts	Contracts	Warrants	Agreements
Average amount outstanding	$859,716,115	$751,635,739	$742,900	$757,040

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares / Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
1,910,786	GMO Emerging Markets Fund, Class VI	22,337,083
2,572,161	GMO Flexible Equities Fund, Class VI	44,086,840
13,340,209	GMO International Growth Equity Fund, Class IV	285,480,464
20,835,518	GMO International Intrinsic Value Fund, Class IV	406,292,602

	TOTAL MUTUAL FUNDS (COST $827,701,471)	758,196,989

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposit — 0.0%
21,698	State Street Eurodollar Time Deposit, 0.01%, due 12/01/11	21,698

	TOTAL SHORT-TERM INVESTMENTS (COST $21,698)	21,698

	TOTAL INVESTMENTS — 100.0% (Cost $827,723,169)	758,218,687

	Other Assets and Liabilities (net) — (0.0%)	(61,680)

	TOTAL NET ASSETS — 100.0%	$758,157,007

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$976,652,077	$6,125,403	$(224,558,793)	$(218,433,390)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Emerging Markets Fund, Class VI	$22,727,461	$5,601,974	$1,017,898	$8,881	1,768,580	$22,337,083

GMO Flexible Equities Fund, Class VI	11,463,067	37,684,840	1,266,531	—	—	44,086,840

GMO International Growth Equity Fund, Class IV	381,363,744	55,719,992	108,684,018	2,717,364	—	285,480,464

GMO International Intrinsic Value Fund, Class IV	380,486,131	130,820,756	39,998,115	7,505,629	—	406,292,602

Totals	$796,040,403	$229,827,562	$150,966,562	$10,231,874	$1,768,580	$758,196,989

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.1% of net assets. The underlying funds classify such securities (levels defined below) as Level 3.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	90.1%
Futures Contracts	0.4%
Swap Agreements	(0.0)%^

^	Rounds to 0.0%.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:
ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$758,196,989	$—	$—	$758,196,989
Short-Term Investments	21,698	—	—	21,698

Total Investments	758,218,687	—	—	758,218,687

Total	$758,218,687	$—	$—	$758,218,687

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s indirect investments in securities using Level 3 inputs was 0.1% of total net assets.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.
• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.
• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.
• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.
• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Derivative financial instruments
At November 30, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 93.8%

	Australia — 3.9%
676,664	Australian Infrastructure Fund	1,348,147
596,528	BlueScope Steel Ltd	243,273
17,047	Campbell Brothers Ltd	876,100
223,405	Challenger Ltd	997,436
861,238	Charter Hall Office (REIT)	3,093,442
636,905	Charter Hall Retail (REIT)	2,155,848
1,610,793	Goodman Fielder Ltd	882,606
147,206	GrainCorp Ltd	1,170,460
1,692,981	Investa Office Fund (REIT)	1,055,635
998,258	PaperlinX Ltd *	79,335
285,982	Regis Resources Ltd *	993,337
521,758	Spark Infrastructure Group	691,348
287,397	Tatts Group Ltd	691,414

	Total Australia	14,278,381

	Austria — 0.6%
11,804	Andritz AG	1,042,258
10,478	Flughafen Wien AG	403,485
1,761,602	Immofinanz AG (Entitlement Shares) *	—
18,624	Strabag SE	559,503
7,493	Zumtobel AG	118,423

	Total Austria	2,123,669

	Belgium — 0.5%
12,314	GIMV NV	600,979
19,012	Omega Pharma SA	885,323
17,833	Tessenderlo Chemie	495,352
636	Tessenderlo Chemie NV *	86

	Total Belgium	1,981,740

	Brazil — 0.1%
25,100	Equatorial Energia SA	159,621
16,500	Fertilizantes Heringer SA *	95,075

	Total Brazil	254,696

	Canada — 4.0%
34,200	AltaGas Ltd	1,035,104
41,100	Davis & Henderson Income Corp	604,441
24,800	Dorel Industries Inc Class B	582,342
52,600	Dundee Corp Class A *	1,237,708
6,200	Empire Co Ltd	372,018
61,400	Ensign Energy Services Inc	978,234
33,600	Mullen Group Ltd	644,361
32,400	Pembina Pipeline Corp	945,046
209,100	Precision Drilling Corp *	2,417,069
18,871	Quebecor Inc Class B	599,276
119,900	RONA Inc	1,090,908
173,800	Sherritt International Corp	947,427
50,950	Torstar Corp Class B	444,586
71,325	Transcontinental Inc	834,963
15,400	Trilogy Energy Corp	563,185
157,600	Trinidad Drilling Ltd	1,229,958

	Total Canada	14,526,626

	Chile — 0.0%
3,721,532	Madeco SA *	164,551

	China — 0.0%
447,600	Jiangsu Future Land Co Ltd Class B	171,223

	Czech Republic — 0.0%
4,200	Pegas Nonwovens SA	100,204

	France — 4.5%
40,031	Arkema	2,916,025
115,962	Derichebourg SA *	380,565
14,281	Eiffage SA	356,530
22,534	Groupe Steria SCA	405,210
7,588	ICADE (REIT)	606,581
24,367	Ingenico SA	956,856
8,468	Jacquet Metal Service *	95,659
20,921	Lagardere SCA	509,503
33,104	Maurel et Prom	639,382
15,095	Nexans SA	886,988
134,595	PagesJaunes Groupe	467,720
49,585	Peugeot SA	928,395
61,895	Plastic Omnium SA	1,363,696
36,962	Rallye SA	1,122,357
9,482	Remy Cointreau SA	792,884
37,770	SES SA Class A FDR	930,845
5,065	Societe BIC SA	449,677
16,778	Teleperformance	331,046
12,278	Valeo SA	543,670
9,659	Wendel	695,933
12,455	Zodiac Aerospace	1,023,553

	Total France	16,403,075

	Germany — 6.2%
62,839	Aareal Bank AG *	1,138,094
57,489	Aurubis AG	3,280,510
69,878	Balda AG *	360,224
26,775	Bechtle AG	972,111
8,472	Bertrandt AG	493,337
24,276	Bilfinger & Berger SE	2,217,749
180,956	Drillisch AG	1,634,655
130,672	Freenet AG	1,725,866
168,495	Gagfah SA	1,008,908
12,769	Gerresheimer AG	537,221
34,089	Gerry Weber International AG	1,063,249
28,662	Hannover Rueckversicherung AG (Registered)	1,496,311
46,791	Leoni AG	1,741,216
10,237	Rheinmetall AG	496,919
29,997	Rhoen-Klinikum AG	568,031
19,801	Salzgitter AG	1,028,021
15,726	SGL Carbon SE *	947,692
61,141	Suedzucker AG	1,947,792

	Total Germany	22,657,906

	Greece — 0.6%
143,182	Alapis Holding Industrial and Commercial SA *	6,222
268,346	Intralot SA	296,600
94,916	Jumbo SA	486,110
1,136,003	Marfin Investment Group SA *	651,585

72,262	Motor Oil (Hellas) Corinth Refineries SA	592,049

	Total Greece	2,032,566

	Hong Kong — 1.9%
2,920,000	Emperor Watch & Jewellery Ltd	427,711
1,402,000	First Pacific Co	1,557,544
425,600	HKR International Ltd	139,529
698,000	Kowloon Development Co Ltd	590,084
256,000	Luk Fook Holdings International Ltd	1,075,530
1,722,000	Melco International Development Ltd	1,369,063
848,000	Texwinca Holdings Ltd	1,023,728
226,000	Yue Yuen Industrial Holdings	651,283

	Total Hong Kong	6,834,472

	India — 0.4%
29,368	Bata India Ltd	354,086
154,409	Geodesic Ltd	156,607
111,346	Gitanjali Gems Ltd	728,875
275,905	Rain Commodities Ltd	158,082

	Total India	1,397,650

	Indonesia — 0.1%
55,384,000	Bakrie & Brothers Tbk PT *	313,585

	Ireland — 2.2%
1,190,403	Allied Irish Banks Plc *	103,970
110,781	DCC Plc	2,682,097
752,322	Fyffes Plc	384,142
202,464	Glanbia Plc	1,264,963
718,499	Irish Life & Permanent Group Holdings Plc *	31,059
39,982	Paddy Power Plc	2,170,828
177,321	Smurfit Kappa Group Plc *	1,073,920
551,272	Total Produce Ltd	285,103

	Total Ireland	7,996,082

	Israel — 0.4%
233,795	Africa Israel Investments Ltd *	793,282
14,802	Mellanox Technologies Ltd *	519,949

	Total Israel	1,313,231

	Italy — 4.3%
88,264	Autostrada Torino-Milano SPA	868,129
241,819	Benetton Group SPA	1,187,796
49,871	Brembo SPA	479,307
243,627	Campari	1,742,177
79,796	Cementir SPA	160,024
36,568	Danieli & Co SPA	821,668
137,802	Danieli & Co SPA-RSP	1,594,519
97,360	De’Longhi SPA	1,032,492
148,922	Italcementi SPA-Di RISP	408,290
9,234	Italmobiliare SPA	198,730
14,836	Italmobiliare SPA-RSP	208,800
94,855	Lottomatica SPA *	1,463,610
317,959	Mediolanum SPA	1,161,846
1,575,844	Milano Assicurazioni SPA *	531,299
69,509	Pirelli & C SPA	657,589
243,911	Recordati SPA	1,873,910
48,396	Societa Iniziative Autostradali e Servizi SPA	366,797

4,695	Tod’s SPA	437,277
1,286,791	Unipol Gruppo Finanziario SPA *	431,489

	Total Italy	15,625,749

	Japan — 30.9%
1,081	Advance Residence Investment Corp (REIT)	2,016,885
188,000	Aichi Steel Corp	985,905
29,500	Alpen Co Ltd	503,498
87,600	Alps Electric Co Ltd	613,296
155,000	Anritsu Corp	1,750,335
112,100	AOC Holdings Inc	677,583
120,800	Arnest One Corp	1,233,373
454,000	Calsonic Kansei Corp	2,620,776
54,700	Capcom	1,403,108
110,800	Century Tokyo Leasing Corp	2,198,617
19,400	Chiba Kogyo Bank Ltd (The) *	103,996
43,000	Daido Metal Co Ltd	442,618
158,800	Daiei Inc *	577,142
56,700	Daiichikosho Co Ltd	1,052,029
107,000	Dainippon Screen Manufacturing Co Ltd	816,568
335	Daiwa Office Investment Corp (REIT)	701,014
235,900	DCM Holdings Co Ltd	1,800,025
700,000	DIC Corp	1,182,116
138	Dr Ci:Labo Co Ltd	851,622
227,500	Edion Corp	1,781,685
84,000	Fujitsu General Ltd	463,730
22,100	Fuji Oil Co Ltd	316,345
29,500	Fuji Soft Inc	497,241
195,100	Futaba Industrial Co Ltd	1,196,178
47,000	Fuyo General Lease Co Ltd	1,613,177
402,000	Godo Steel Ltd	1,006,225
11,060	Gulliver International Co Ltd	468,370
400,000	Gunze Ltd	1,151,647
468,000	Hanwa Co Ltd	2,028,834
34,000	Hitachi Transport System Ltd	571,439
150,500	Hokuetsu Kishu Paper Co Ltd	955,471
512,000	Ishihara Sangyo Kaisha Ltd *	598,127
105,400	IT Holdings Corp	1,189,372
59,600	Itochu Enex Co Ltd	336,484
399,000	JACCS Co Ltd	1,233,063
85	Japan Excellent Inc (REIT)	341,754
247,000	JFE Shoji Holdings Inc	1,039,038
365,000	Juki Corp	880,218
143,000	J–Oil Mills Inc	399,153
110,500	K’s Holdings Corp	4,355,552
19,800	Kaga Electronics Co Ltd	203,946
176,000	Kaken Pharmaceutical Co Ltd	2,133,937
433	Kenedix Realty Investment Corp (REIT)	1,237,453
152,000	Kinugawa Rubber Industrial Co Ltd	1,367,761
127,900	Kohnan Shoji Co Ltd	2,056,439
57,000	Kojima Co Ltd	380,301
19,300	Komeri Co Ltd	590,161
144,000	Krosaki Harima Corp	485,669
229,000	Kurabo Industries Ltd	445,297
39,800	Kyoei Steel Ltd	800,663
52,000	Kyorin Co Ltd	876,723
30,000	Kyudenko Corp	181,058
298,500	Leopalace21 Corp *	689,027
10,600	Mandom Corp	270,652

13,300	Maruwa Co Ltd/Aichi	592,714
303,000	Mitsubishi Steel Manufacturing Co Ltd	820,570
513,000	Mitsui Mining & Smelting Co Ltd	1,329,265
303	Mori Hills REIT Investment Corp (REIT)	977,189
293,000	Morinaga Milk Industry Co Ltd	1,118,313
283,000	Nachi-Fujikoshi Corp	1,331,750
150,000	Nakayama Steel Works Ltd *	124,552
736	Net One Systems Co Ltd	1,898,647
166,000	Nichias Corp	905,233
43,800	Nichii Gakkan Co	498,577
297,000	Nichirei Corp	1,385,027
93,300	Nihon Kohden Corp	2,157,936
865,000	Nippon Coke & Engineering Co Ltd	1,159,818
115,000	Nippon Corp	1,001,012
97,000	Nippon Shokubai Co Ltd	1,062,425
210,000	Nippon Soda Co Ltd	890,966
71,000	Nippon Synthetic Chemical Industry Co Ltd	416,858
100,000	Nippon Flour Mills Co Ltd	444,539
1,119,000	Nippon Light Metal Co Ltd	1,487,608
196,900	Nippon Suisan Kaisha Ltd	664,515
95,000	Nipro Corp	775,096
200,000	Nishimatsu Construction Co Ltd	324,721
123,000	Nissan Shatai Co Ltd	1,204,644
27,000	Nisshin Oillio Group Ltd (The)	109,345
16,200	Noritz Corp	296,450
156,000	NS United Kaiun Kaisha Ltd	216,311
19,500	Okinawa Electric Power Co	830,435
1,111,500	Orient Corp *	1,000,150
236	ORIX JREIT Inc (REIT)	997,137
26,900	Osaka Steel Co Ltd	481,168
27,500	PLENUS Co Ltd	433,137
30,500	Pola Orbis Holdings Inc	778,327
206	Premier Investment Corp (REIT)	663,315
270,000	Press Kogyo Co Ltd	1,267,891
72,750	Promise Co Ltd *	758,815
294,800	Round One Corp	1,761,528
299,000	Ryobi Ltd	1,158,973
32,300	Ryohin Keikaku Co Ltd	1,469,618
40,700	Sanrio Co Ltd	2,117,109
142,000	Seino Holdings Co Ltd	1,031,669
73,800	Ship Healthcare Holdings Inc	1,755,468
121,000	Showa Corp *	667,910
1,983	SKY Perfect JSAT Holdings Inc	1,013,491
99,600	Sodick Co Ltd	540,029
77,700	Start Today Co Ltd	1,505,699
479,000	Taiheiyo Cement Co Ltd	930,513
178,000	Taihei Kogyo Co Ltd	969,868
22,200	Tamron Co Ltd.	596,758
93,000	Tatsuta Electric Wire and Cable Co Ltd	414,578
263,000	TOA Corp	469,827
298,000	Toho Zinc Co Ltd	1,204,909
263,000	Toko Inc *	526,904
259	Tokyu REIT Inc (REIT)	1,181,653
367,000	Topy Industries Ltd	939,793
31	Top REIT Inc (REIT)	137,901
181,000	Tosoh Corp	529,687
404,000	Toyo Tire & Rubber Co Ltd	946,383
506	T–Gaia Corp	981,643
70,000	Uchida Yoko Co Ltd	193,925
232,000	Uniden Corp	886,834

45,100	Unipres Corp	1,250,831
32,700	United Arrows Ltd	585,677
14,900	Xebio Co Ltd	344,908

	Total Japan	112,191,238

	Malaysia — 0.1%
242,966	Coastal Contracts Berhad	147,554
176,900	Esso Malaysia Berhad	195,581
679,700	Scomi Group Berhad *	61,037

	Total Malaysia	404,172

	Netherlands — 1.7%
34,839	Aalberts Industries NV	568,130
71,962	Delta Lloyd NV	1,266,132
24,011	Koninklijke Ten Cate NV	696,352
302,704	Koninklijke BAM Groep NV	1,048,642
38,655	Mediq NV	597,511
62,016	SBM Offshore NV	1,335,603
242,666	SNS REAAL NV *	541,771

	Total Netherlands	6,054,141

	New Zealand — 0.0%
16,008	Warehouse Group Ltd (The)	39,969

	Norway — 0.6%
44,636	Atea ASA	438,638
48,439	Cermaq ASA *	560,991
55,963	TGS Nopec Geophysical Co ASA	1,245,215

	Total Norway	2,244,844

	Philippines — 0.1%
1,722,100	Lopez Holding Corp	183,130

	Poland — 0.0%
129,495	MCI Management SA *	148,019

	Singapore — 2.0%
465,000	Ho Bee Investment Ltd	442,751
287,000	Hong Leong Asia Ltd	356,834
2,296,000	Jaya Holdings Ltd *	868,430
744,000	Mapletree Industrial Trust (REIT)	626,074
1,232,159	Mapletree Logistics Trust (REIT)	806,221
331,000	MobileOne Ltd	631,755
1,473,000	STX OSV Holdings Ltd	1,431,789
830,000	Swiber Holdings Ltd *	347,469
161,000	Venture Corp Ltd	832,927
171,000	Wheelock Properties Ltd	214,838
630,000	Wing Tai Holdings Ltd	535,063

	Total Singapore	7,094,151

	South Africa — 0.1%
98,254	Basil Read Holdings Ltd	162,737
8,176	Evraz Highveld Steel and Vanadium Ltd *	37,828
400,000	Simmer & Jack Mines Ltd *	1,477
73,315	Stefanutti Stocks Holdings Ltd	97,221
1,681,390	Super Group Ltd *	186,529

	Total South Africa	485,792

	South Korea — 2.7%
7,301	AtlasBX Co Ltd	158,257
7,061	Daum Communications Corp	927,653
1,432	Dongwon Industries Co Ltd	208,896
22,285	GemVax & Kael Co Ltd *	774,078
22,480	Handsome Co Ltd	536,006
5,919	KCC Engineering & Construction Co	159,640
8,890	KISCO Corp	186,734
4,407	KISWIRE Ltd	177,613
11,431	Kolon Corp	216,412
23,768	Kolon Industries Inc	1,283,809
21,840	LG Fashion Corp	914,910
20,220	LG International Corp	925,501
1,740	Moorim Paper Co Ltd	4,033
384	Namyang Dairy Products Co Ltd	263,466
2,305	Nong Shim Holdings Co Ltd	101,421
94,860	RNL BIO Co Ltd *	550,835
6,793	Seah Besteel Corp	347,841
1,341	SeAH Holdings Corp	136,225
3,828	SeAH Steel Corp	238,478
4,180	Silla Co Ltd	42,526
6,533	SK Gas Co Ltd	447,012
363	Taekwang Industrial Co Ltd	410,918
25,960	Youngone Corp	674,676

	Total South Korea	9,686,940

	Spain — 2.1%
16,468	Acciona SA	1,531,708
61,531	Cintra Concesiones de Infraestructuras de Transporte SA	763,031
33,212	Enagas	623,189
84,022	Fomento de Construcciones y Contratas SA	2,174,654
61,527	Grifols SA *	994,828
104,223	Indra Sistemas SA	1,469,381

	Total Spain	7,556,791

	Sweden — 2.2%
31,429	Axfood AB	1,147,980
63,100	D Carnegie & Co. AB * (a)	6,994
30,429	Hoganas AB Class B	926,902
110,218	Lundin Petroleum AB *	2,840,584
185,616	Meda AB	1,810,712
67,643	SAAB AB Class B	1,211,318
81,342	Vostok Gas Ltd * (a)	2,645

	Total Sweden	7,947,135

	Switzerland — 1.4%
98,449	OC Oerlikon Corp AG *	556,100
12,587	PSP Swiss Property AG (Registered) *	1,090,368
24,963	Swiss Life Holding AG (Registered) *	2,614,618
8,350	Swiss Prime Site AG (Registered) *	635,707

	Total Switzerland	4,896,793

	Taiwan — 0.7%
54,000	AV Tech Corp	160,177
76,000	Chinese Maritime Transport Ltd	104,630
541,000	Getac Technology Corp	261,797
126,000	L&K Engineering Co Ltd	107,365
273,000	Long Bon International Co Ltd	93,908

86,000	P-Two Industries Inc	50,835
430,000	ProMOS Technologies Inc *	4,820
500,000	Radiant Opto-Electronics Corp	1,519,369
186,000	Sampo Corp	47,087
106,000	ThaiLin Semiconductor Corp	33,275

	Total Taiwan	2,383,263

	Thailand — 0.0%
9,246,500	G J Steel Pcl (Foreign Registered) * (a)	42,624

	Turkey — 0.1%
17,794	Goodyear Lastikleri Turk AS	465,399

	United Kingdom — 19.4%
152,915	Aberdeen Asset Management Plc	483,478
115,568	Amlin Plc	610,334
183,290	Ashtead Group Plc	533,950
149,128	Atkins WS Plc	1,539,532
85,760	Babcock International Group Plc	979,297
660,874	Balfour Beatty Plc	2,616,339
389,731	Bodycote Plc	1,691,585
291,069	Cape Plc	1,493,368
120,308	Carillion Plc	589,366
393,680	Catlin Group Ltd	2,562,643
189,115	Cookson Group Plc	1,481,938
127,197	Dairy Crest Group Plc	662,478
793,079	Debenhams Plc	794,725
461,511	Drax Group Plc	4,064,654
476,762	DS Smith Plc	1,506,124
332,317	Elementis Plc	796,424
979,650	Enterprise Inns Plc *	555,725
215,183	Fenner Plc	1,329,492
270,174	Filtrona Plc	1,667,550
517,674	FirstGroup Plc	2,661,103
838,824	Game Group Plc	97,928
71,469	Go–Ahead Group Plc	1,371,077
147,077	Greene King Plc	1,117,918
143,062	Halfords Group Plc	742,109
889,326	Home Retail Group Plc	1,257,109
461,414	Howden Joinery Group PLC *	815,446
748,040	Inchcape Plc	3,842,106
356,564	Intermediate Capital Group Plc	1,350,506
79,675	Investec Plc	453,606
79,423	John Wood Group Plc	816,170
964,761	Johnston Press Plc *	69,496
634,715	Kesa Electricals Plc	887,743
168,358	Ladbrokes Plc	342,338
103,475	Lancashire Holdings Ltd	1,191,592
1,078,337	Logica Plc	1,368,112
33,950	London Stock Exchange Group Plc	461,499
774,188	Marston’s Plc	1,166,933
188,880	Mcbride Plc *	374,185
110,436	Melrose Plc	595,478
154,416	Mondi Plc	1,113,730
418,401	Morgan Crucible Co Plc	1,774,768
486,124	National Express Group Plc	1,606,474
24,586	Next Plc	1,039,182
8,080,027	Premier Foods Plc *	747,307
1,547,924	Punch Taverns Plc *	292,886
29,997	Rightmove Plc	600,505

78,549	Savills Plc	395,292
257,135	Senior Plc	711,646
369,742	SIG Plc	486,794
70,068	Smith News Plc	94,199
76,664	Spectris Plc	1,512,957
1,240,352	Spirit Pub Co Plc *	773,530
433,117	Tate & Lyle Plc	4,587,205
36,964	Telecity Group Plc *	355,388
1,225,247	Thomas Cook Group Plc	352,902
473,563	Trinity Mirror Plc *	357,793
296,766	TUI Travel Plc	805,440
292,074	Tullett Prebon Plc	1,406,003
20,653	Weir Group Plc (The)	671,314
42,158	WH Smith Plc	348,325
999,785	William Hill Plc	3,183,867
2,546,413	Yell Group Plc *	200,964

	Total United Kingdom	70,359,927

	TOTAL COMMON STOCKS (COST $369,836,599)	340,359,734

	PREFERRED STOCKS — 3.0%

	Brazil — 0.1%
2,700	Centrais Eletricas de Santa Catarina SA 6.39%	48,614
11,300	Eletropaulo Metropolitana SA 10.99%	204,648

	Total Brazil	253,262

	Germany — 2.4%
11,185	Biotest AG 1.19%	555,010
12,493	Draegerwerk AG & Co 1.79%	1,145,080
29,860	Hugo Boss AG 2.95%	2,718,341
35,166	Jungheinrich AG 2.78%	970,827
54,124	Porsche Automobil Holding SE 1.12%	3,316,649

	Total Germany	8,705,907

	Russia — 0.5%
1,105	Transneft 0.70%	1,822,221

	TOTAL PREFERRED STOCKS (COST $8,897,131)	10,781,390

	RIGHTS/WARRANTS — 0.0%

	Australia — 0.0%
477,222	BlueScope Steel Ltd, Expires 12/14/11*	5,399

	Malaysia — 0.0%
11,833	Coastal Contracts Warrants, Expires 07/18/16*	1,861

	TOTAL RIGHTS/WARRANTS (COST $25,737)	7,260

	MUTUAL FUNDS — 1.2%

	United States — 1.2%

	Affiliated Issuers
178,050	GMO U.S. Treasury Fund	4,453,040

	TOTAL MUTUAL FUNDS (COST $4,453,039)	4,453,040

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.7%

		Time Deposits — 0.7%
AUD	9,872	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.78%, due 12/01/11	10,152
CAD	10,407	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.25%, due 12/01/11	10,204
CHF	8,954	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/11	9,801
DKK	247,728	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.14%, due 12/01/11	44,764
EUR	154,824	JPMorgan Chase (New York) Time Deposit, 0.10%, due 12/01/11	208,037
GBP	21,044	JPMorgan Chase (New York) Time Deposit, 0.10%, due 12/01/11	33,016
HKD	77,918	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/11	10,030
JPY	6,679,686	Citibank (New York) Time Deposit, 0.01%, due 12/01/11	86,123
NOK	56,392	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.95%, due 12/01/11	9,764
NZD	805	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.75%, due 12/01/11	629
SEK	68,344	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.06%, due 12/01/11	10,099
SGD	81,568	Citibank (New York) Time Deposit, 0.01%, due 12/01/11	63,643
USD	2,106,223	Bank of America (Charlotte) Time Deposit, 0.03%, due 12/01/11	2,106,223

		Total Time Deposits	2,602,485

		TOTAL SHORT-TERM INVESTMENTS (COST $2,602,485)	2,602,485

		TOTAL INVESTMENTS — 98.7% (Cost $385,814,991)	358,203,909

		Other Assets and Liabilities (net) — 1.3%	4,634,099

		TOTAL NET ASSETS — 100.0%	$362,838,008

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
12/16/11	JPMorgan Chase Bank N.A.	AUD	1,267,478	$1,301,221	$24,643
12/16/11	Morgan Stanley Capital Services Inc.	AUD	1,267,478	1,301,221	19,294
12/16/11	Brown Brothers & Harriman & Co.	EUR	144,291	193,904	1,780
12/16/11	Bank of New York Mellon	GBP	1,791,725	2,810,646	5,844

12/16/11	Deutsche Bank AG	GBP	2,350,311	3,686,890	(22,346)
12/16/11	Morgan Stanley Capital Services Inc.	GBP	3,799,689	5,960,502	10,383
12/16/11	State Street Bank and Trust Company	GBP	1,419,050	2,226,038	10,626
12/16/11	Bank of New York Mellon	HKD	13,892,673	1,788,386	1,309
12/16/11	Brown Brothers Harriman & Co.	HKD	21,035,165	2,707,831	1,194
12/16/11	JPMorgan Chase Bank, N.A.	HKD	12,884,956	1,658,664	1,217
12/16/11	Morgan Stanley Capital Services Inc.	HKD	9,225,235	1,187,553	701
12/16/11	State Street Bank and Trust Company	HKD	22,110,191	2,846,217	2,024
12/16/11	Bank of America N.A.	NOK	4,836,342	836,767	(21,363)
12/16/11	Bank of America N.A.	SEK	21,536,119	3,180,113	(46,333)
12/16/11	Bank of New York Mellon	SEK	3,059,439	451,769	(4,377)
12/16/11	Royal Bank of Scotland PLC	SEK	15,794,643	2,332,303	(24,180)
12/16/11	Bank of America, N.A.	SGD	12,170,331	9,495,979	(91,262)

				$43,966,004	$(130,846)

Sales #
12/16/11	Bank of America, N.A.	CAD	2,900,553	$2,842,751	$(10,347)
12/16/11	Deutsche Bank AG	CAD	4,960,106	4,861,262	(10,302)
12/16/11	JPMorgan Chase Bank N.A.	CAD	2,844,162	2,787,484	(18,945)
12/16/11	Royal Bank of Scotland PLC	CAD	3,285,282	3,219,813	(6,427)
12/16/11	Bank of America, N.A.	CHF	883,340	967,210	(9,951)
12/16/11	JPMorgan Chase Bank, N.A.	CHF	883,340	967,210	13,059
12/16/11	Royal Bank of Scotland PLC	CHF	610,795	668,788	8,129
12/16/11	Brown Brothers Harriman & Co.	EUR	1,989,078	2,673,000	46,627
12/16/11	Deutsche Bank AG	EUR	1,897,000	2,549,262	50,577
12/16/11	JPMorgan Chase Bank, N.A.	EUR	3,552,916	4,774,546	90,327
12/16/11	Morgan Stanley Capital Services Inc.	EUR	963,468	1,294,745	22,919
12/16/11	Morgan Stanley Capital Services Inc.	GBP	1,577,000	2,473,811	(5,178)

12/16/11	State Street Bank and Trust Company	HKD	12,059,000	1,552,340	(4,578)
12/16/11	Bank of New York Mellon	JPY	162,579,782	2,096,883	17,919
12/16/11	Brown Brothers Harriman & Co.	JPY	232,289,387	2,995,966	33,724
12/16/11	State Street Bank and Trust Company	JPY	160,681,000	2,072,393	22,180
12/16/11	Bank of America, N.A.	NOK	11,674,685	2,019,913	47,410

				$40,817,377	$287,143

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration		Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
10	IBEX 35	December 2011	$1,136,647	$24,114
81	CAC 40	December 2011	3,441,192	140,084
19	MSCI Singapore	December 2011	930,709	32,929
80	FTSE/MIB	December 2011	8,236,000	966,909
57	FTSE 100	December 2011	4,933,150	(20,586)
70	TOPIX	December 2011	6,724,206	(11,168)

			$25,401,904	$1,132,282

Sales
67	S&P Toronto 60	December 2011	$9,124,271	$791
67	SPI 200	December 2011	7,318,339	(247,138)
312	OMXS 30	December 2011	4,561,496	(160,804)

			$21,004,106	$(407,151)

As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
Foreign Registered — Shares issued to foreign investors in markets that have foreign ownership limits.
REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro
GBP — British Pound

HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Krone
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar
As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 401,185,468	$ 24,683,591	$ (67,665,150)	$ (42,981,559)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$8,505,000	$41,409,001	$45,461,236	$2,535	$409	$4,453,040

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented less than 0.1% of net assets. The Fund classifies such securities (levels defined below) as Level 3. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	92.3%
Futures Contracts	0.2%
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) due to market events that have occurred since the local market close but prior to the close of the NYSE.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments including the following: With respect to certain securities for which no current market or quoted prices were available, the Fund valued those securities at the most recent available market or quoted price. Certain of the Fund’s securities in Thailand were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:
ASSET VALUATION INPUTS

	Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Australia	$—	$14,278,381	$—	$14,278,381
Austria	—	2,123,669	—	2,123,669
Belgium	—	1,981,740	—	1,981,740
Brazil	254,696	—	—	254,696
Canada	14,526,626	—	—	14,526,626
Chile	164,551	—	—	164,551
China	—	171,223	—	171,223
Czech Republic	—	100,204	—	100,204
France	—	16,403,075	—	16,403,075
Germany	—	22,657,906	—	22,657,906
Greece	—	2,032,566	—	2,032,566
Hong Kong	—	6,834,472	—	6,834,472
India	—	1,397,650	—	1,397,650
Indonesia	—	313,585	—	313,585
Ireland	135,029	7,861,053	—	7,996,082
Israel	—	1,313,231	—	1,313,231
Italy	—	15,625,749	—	15,625,749
Japan	—	112,191,238	—	112,191,238
Malaysia	—	404,172	—	404,172
Netherlands	—	6,054,141	—	6,054,141
New Zealand	—	39,969	—	39,969
Norway	—	2,244,844	—	2,244,844
Philippines	—	183,130	—	183,130
Poland	—	148,019	—	148,019
Singapore	—	7,094,151	—	7,094,151
South Africa	—	485,792	—	485,792
South Korea	—	9,686,940	—	9,686,940
Spain	—	7,556,791	—	7,556,791
Sweden	—	7,937,496	9,639	7,947,135
Switzerland	—	4,896,793	—	4,896,793
Taiwan	—	2,383,263	—	2,383,263
Thailand	—	—	42,624	42,624
Turkey	—	465,399	—	465,399
United Kingdom	773,530	69,586,397	—	70,359,927

TOTAL COMMON STOCKS	15,854,432	324,453,039	52,263	340,359,734

Preferred Stocks
Brazil	253,262	—	—	253,262
Germany	—	8,705,907	—	8,705,907
Russia	—	1,822,221	—	1,822,221

TOTAL PREFERRED STOCKS	253,262	10,528,128	—	10,781,390

Rights/Warrants
Australia	—	5,399	—	5,399

Malaysia	—	1,861	—	1,861

TOTAL RIGHTS/WARRANTS	—	7,260	—	7,260

Mutual Funds
United States	4,453,040	—	—	4,453,040

TOTAL MUTUAL FUNDS	4,453,040	—	—	4,453,040

Short-Term Investments	2,602,485	—	—	2,602,485

Total Investments	23,163,219	334,988,427	52,263	358,203,909

Derivatives *
Forward Currency Contracts
Foreign Currency risk	—	431,886	—	431,886
Futures Contracts
Equity risk	791	1,164,036	—	1,164,827

Total Derivatives	791	1,595,922	—	1,596,713

Total	$23,164,010	$336,584,349	$52,263	$359,800,622

LIABILITY VALUATION INPUTS

	Quoted Prices in
	Active Markets for
	Identical	Significant Other	Significant
	Liabilities	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives *
Forward Currency Contracts
Foreign Currency risk	$—	$(275,589)	$—	$(275,589)
Futures Contracts
Equity risk	—	(439,696)	—	(439,696)

Total Derivatives	—	(715,285)	—	(715,285)

Total	$—	$(715,285)	$—	$(715,285)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was less than 0.1% of total net assets.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

											Net Change in
											Unrealized
											Appreciation
											(Depreciation)
											from
						Change in					Investments Still
	Balances as of			Accrued		Unrealized				Balances as of	Held as of
	February 28,			Discounts/	Total Realized	Appreciation	Transfers into	Transfers out		November 30,	November 30,
	2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	level 3 *	of level 3 *		2011	2011
Common Stocks
Egypt	$201,417	$—	$(109,955)	$—	$(34,642)	$118,561	$—	$(175,381)	**	$—	$—
South Korea	85,393	—	—	—	—	(1,472)	—	(83,921)	**	—	—
Sweden	10,297	—	—	—	—	(658)	—	—		9,639	(658)
Thailand	627,570	286,165	(197,649)	—	(199)	$(43,470)	—	(629,793)	**	$42,624	(36,988)

Total	$924,677	$286,165	$(307,604)	$—	$(34,841)	$72,961	$—	$(889,095)		$52,263	$(37,646)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
•Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
•Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
•Liquidity Risk — Shares of small- and mid-cap companies often have lower trading volumes and a limited number or no market makers. Thus, a large position may limit or prevent the Fund from selling those shares or unwinding derivative positions on them at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
•Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
•Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
•Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
•Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
•Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
•Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
•Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.
•Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
•Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2011, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless otherwise adjusted due to the time at which foreign markets close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers (unless otherwise adjusted due to the time at which foreign markets close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used total return swap agreements to achieve returns comparable to holding and lending a direct equity position. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2011, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.
The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$7,260	$—	$7,260
Unrealized appreciation on forward currency contracts	—	431,886	—	—	—	431,886
Unrealized appreciation on futures contracts*	—	—	—	1,164,827	—	1,164,827

Total	$—	$431,886	$—	$1,172,087	$—	$1,603,973

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(275,589)	$—	$—	$—	$(275,589)
Unrealized depreciation on futures contracts*	—	—	—	(439,696)	—	(439,696)

Total	$—	$(275,589)	$—	$(439,696)	$—	$(715,285)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts and rights and/or warrants), notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Forward
	Currency	Futures	Rights and /or	Swap
	Contracts	Contracts	Warrants	Agreements
Average amount outstanding	$91,095,397	$45,194,288	$58,828	$71,339

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Quality Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 96.4%

	Capital Goods — 0.1%
281,900	3M Co.	22,845,176
9,600	United Technologies Corp.	735,360

	Total Capital Goods	23,580,536

	Consumer Durables & Apparel — 1.3%
2,341,300	Nike, Inc.-Class B	225,186,234

	Consumer Services — 0.5%
985,900	McDonald’s Corp.	94,173,168

	Energy — 8.6%
11,061,149	BP Plc	80,108,778
5,567,370	Chevron Corp.	572,436,983
5,225,300	Exxon Mobil Corp.	420,323,132
6,371,784	Royal Dutch Shell Group-Class A	222,850,534
4,963,543	Total SA	256,081,687

	Total Energy	1,551,801,114

	Food & Staples Retailing — 4.3%
2,109,000	Sysco Corp.	60,190,860
3,620,500	Walgreen Co.	122,083,260
10,124,500	Wal—Mart Stores, Inc.	596,333,050

	Total Food & Staples Retailing	778,607,170

	Food, Beverage & Tobacco — 18.3%
178,500	Altria Group, Inc.	5,121,165
1,873,031	Anheuser-Busch InBev NV	112,001,132
5,286,577	British American Tobacco Plc	245,334,450
11,176,400	Coca-Cola Co. (The)	751,389,372
1,067,600	Hansen Natural Corp.*	98,432,720
1,046,400	Lorillard, Inc.	116,799,168
3,849,732	Nestle SA	216,057,490
6,939,200	PepsiCo, Inc.	444,108,800
12,209,300	Philip Morris International, Inc.	930,837,032
14,400	Reynolds American, Inc.	602,784
11,022,061	Unilever NV	375,409,341

	Total Food, Beverage & Tobacco	3,296,093,454

	Health Care Equipment & Services — 5.1%
44,600	Baxter International, Inc.	2,304,036
36,600	Cerner Corp.*	2,231,868
4,802,780	Express Scripts, Inc.*	219,246,907
301,500	Henry Schein, Inc.*	19,398,510
11,300	Intuitive Surgical, Inc.*	4,906,573
69,200	Laboratory Corp. of America Holdings*	5,931,824
600,500	Lincare Holdings, Inc.	14,231,850
5,568,730	Medtronic, Inc.	202,868,834
360,300	Quest Diagnostics, Inc.	21,135,198
6,486,494	UnitedHealth Group, Inc.	316,346,312
34,600	WellPoint, Inc.	2,441,030
2,151,275	Zimmer Holdings, Inc.*	108,746,951

	Total Health Care Equipment & Services	919,789,893

	Household & Personal Products — 4.1%
714,700	Church & Dwight Co., Inc.	31,625,475
3,047,300	Colgate—Palmolive Co.	278,827,950
6,557,300	Procter & Gamble Co. (The)	423,404,861

	Total Household & Personal Products	733,858,286

	Pharmaceuticals, Biotechnology & Life Sciences —19.6%
7,471,005	Abbott Laboratories	407,543,323
3,062,160	Amgen, Inc.	177,329,686
2,448,798	AstraZeneca Plc	112,786,087
53,000	Bristol—Myers Squibb Co.	1,734,160
1,219,800	Eli Lilly & Co.	46,169,431
456,700	Gilead Sciences, Inc.*	18,199,495
8,847,180	GlaxoSmithKline Plc	196,071,467
15,367,500	Johnson & Johnson	994,584,600
7,298,900	Merck & Co., Inc.	260,935,675
4,083,830	Novartis AG (Registered)	220,543,989
34,030,548	Pfizer, Inc.	682,993,098
1,229,399	Roche Holding AG	195,565,630
2,392,367	Sanofi-Aventis	167,336,318
921,200	Takeda Pharmaceutical Co Ltd	37,837,331

	Total Pharmaceuticals, Biotechnology & Life Sciences	3,519,630,290

	Retailing — 2.3%
7,707,800	Lowe’s Cos., Inc.	185,064,278
4,343,600	Target Corp.	228,907,720

	Total Retailing	413,971,998

	Software & Services — 19.8%
1,286,660	Google, Inc.-Class A*	771,211,137
2,194,270	International Business Machines Corp.	412,522,760
473,980	MasterCard, Inc.-Class A	177,529,209
39,124,500	Microsoft Corp.	1,000,804,710
25,699,500	Oracle Corp.	805,679,325
2,578,107	SAP AG	154,375,252
2,130,800	Visa, Inc.-Class A	206,623,676
84,838	Yahoo! Japan Corp.	26,882,393

	Total Software & Services	3,555,628,462

	Technology Hardware & Equipment — 11.5%
1,562,990	Apple, Inc.*	597,374,778
51,704,800	Cisco Systems, Inc.	963,777,472
9,631,200	Hewlett-Packard Co.	269,192,040
4,350,100	Qualcomm, Inc.	238,385,480

	Total Technology Hardware & Equipment	2,068,729,770

	Telecommunication Services — 0.9%
96,242	NTT Docomo Inc	170,112,010

	TOTAL COMMON STOCKS (COST $15,128,584,447)	17,351,162,385

	MUTUAL FUNDS — 0.3%

	Affiliated Issuers — 0.3%
2,596,128	GMO U.S. Treasury Fund	64,929,160

	TOTAL MUTUAL FUNDS (COST $64,918,441)	64,929,160

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 2.7%

	Money Market Funds — 1.0%
177,352,250	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	177,352,250

	U.S. Government — 1.7%
300,000,000	U.S. Treasury Bill, 0.06%, due 05/31/12 (b)	299,916,600

	TOTAL SHORT-TERM INVESTMENTS (COST $477,246,083)	477,268,850

	TOTAL INVESTMENTS — 99.4% (Cost $15,670,748,971)	17,893,360,395

	Other Assets and Liabilities (net) — 0.6%	102,154,413

	TOTAL NET ASSETS — 100.0%	$17,995,514,808

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.

(b)	Rate shown represents yield-to-maturity.

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 16,010,037,366	$1,953,519,707	$(70,196,678)	$1,883,323,029
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjuction with the Fund’s Schedule of Investments.
A summary of the Fund’s transcations in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$52,104,000	$41,416,000	$28,613,000	$22,438	$2,934	$64,929,160

Country Summary*	% of Investments

United States	83.9%
United Kingdom	4.9
Switzerland	3.6
France	2.4
Netherlands	2.2
Japan	1.4
Germany	0.9
Belgium	0.7

100.0%

*	The table above shows country exposure in the Fund. The table excludes short term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.
Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	15.5%
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to securities (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) due to market events that have occurred since the local market close but prior to the close of the NYSE.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Belgium	$—	$112,001,132	$—	$112,001,132
France	—	423,418,005	—	423,418,005
Germany	—	154,375,252	—	154,375,252
Japan	—	234,831,734	—	234,831,734
Netherlands	—	375,409,341	—	375,409,341
Switzerland	—	632,167,109	—	632,167,109
United Kingdom	—	857,151,316	—	857,151,316
United States	14,561,808,496	—	—	14,561,808,496

TOTAL COMMON STOCKS	14,561,808,496	2,789,353,889	—	17,351,162,385

Mutual Funds	64,929,160	—	—	64,929,160
Short-Term Investments	477,268,850	—	—	477,268,850

Total	$15,104,006,506	$2,789,353,889	$—	$17,893,360,395

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Focused Investment Risk — Focusing investments in a limited number of countries, sectors or companies or in industries with high positive correlations to one another creates additional risk. The Fund invests its assets in the securities of a limited number of issuers, and a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless otherwise adjusted due to the time at which foreign markets close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio and adjust exposure to certain securities markets. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers (unless otherwise adjusted due to the time at which foreign markets close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The volume of derivative activity, based on absolute values (futures contracts) outstanding at each month-end, was as follows for the period ended November 30, 2011:

Futures
Contracts
Average amount outstanding	$28,589,137

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Real Estate Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	REAL ESTATE INVESTMENTS — 98.7%

	REAL ESTATE INVESTMENT TRUSTS — 98.7%

	Diversified — 6.3%
2,500	CapLease, Inc.	10,375
3,200	Colonial Properties Trust	63,488
3,500	Liberty Property Trust	104,335
700	PS Business Parks, Inc.	36,890
9,446	Vornado Realty Trust	703,255
900	Washington Real Estate Investment Trust	24,489
1,300	Winthrop Realty Trust	12,142

	Total Diversified	954,974

	Industrial — 4.1%
9,200	DCT Industrial Trust, Inc.	44,252
2,400	DuPont Fabros Technology, Inc.	54,072
1,500	EastGroup Properties, Inc.	63,855
2,000	First Industrial Realty Trust, Inc. *	19,000
15,760	ProLogis, Inc.	438,443

	Total Industrial	619,622

	Office — 15.1%
3,170	Alexandria Real Estate Equities, Inc.	207,825
7,200	BioMed Realty Trust, Inc.	128,232
8,400	Boston Properties, Inc.	801,192
4,289	Brandywine Realty Trust	37,357
4,225	CommonWealth REIT	70,727
1,000	Corporate Office Properties Trust	20,850
3,300	Digital Realty Trust, Inc.	209,550
4,800	Douglas Emmett, Inc.	86,304
8,000	Duke Realty Corp.	92,800
2,900	Franklin Street Properties Corp.	31,639
1,200	Government Properties Income Trust	26,100
2,600	Highwoods Properties, Inc.	74,984
2,600	Kilroy Realty Corp.	93,834
4,608	Lexington Realty Trust	34,929
2,200	Mack-Cali Realty Corp.	56,056
3,200	Piedmont Office Realty Trust, Inc.-Class A	53,248
4,023	SL Green Realty Corp.	264,874

	Total Office	2,290,501

	Residential — 18.5%
1,800	American Campus Communities, Inc.	70,812
5,886	Apartment Investment & Management Co.-Class A	128,197
5,283	AvalonBay Communities, Inc.	659,583
4,000	BRE Properties, Inc.	194,640
2,700	Camden Property Trust	155,871
3,100	Education Realty Trust, Inc.	28,892
1,000	Equity Lifestyle Properties, Inc.	61,830
15,000	Equity Residential	827,850
1,170	Essex Property Trust, Inc.	155,435
1,800	Home Properties, Inc.	98,946
1,600	Mid-America Apartment Communities, Inc.	91,712
2,500	Post Properties, Inc.	99,975
1,000	Sun Communities, Inc.	35,740

7,881	UDR, Inc.	185,203

	Total Residential	2,794,686

	Retail — 26.9%
1,984	Acadia Realty Trust	38,847
70	Alexander’s, Inc.	27,763
7,731	CBL & Associates Properties, Inc.	110,476
11,197	DDR Corp.	130,893
2,200	Equity One, Inc.	36,762
2,300	Federal Realty Investment Trust	203,389
5,200	General Growth Properties, Inc.	73,216
1,300	Getty Realty Corp.	20,800
18,258	Kimco Realty Corp.	287,928
7,396	Macerich Co. (The)	370,539
3,400	National Retail Properties, Inc.	89,964
3,300	Ramco-Gershenson Properties Trust	28,017
3,700	Realty Income Corp.	125,282
3,800	Regency Centers Corp.	141,208
300	Saul Centers, Inc.	10,473
16,153	Simon Property Group, Inc.	2,008,464
1,400	Tanger Factory Outlet Centers, Inc.	39,690
3,000	Taubman Centers, Inc.	186,990
1,000	Urstadt Biddle Properties, Inc.	16,870
5,900	Weingarten Realty Investors	122,071

	Total Retail	4,069,642

	Specialized — 27.8%
6,611	DiamondRock Hospitality Co.	58,045
2,600	Entertainment Properties Trust	116,220
4,300	Extra Space Storage, Inc.	103,630
18,500	HCP, Inc.	715,025
8,000	Health Care, Inc.	401,360
1,200	Healthcare Realty Trust, Inc.	21,144
6,100	Hospitality Properties Trust	134,383
22,137	Host Hotels & Resorts, Inc.	313,238
3,200	LaSalle Hotel Properties	74,912
1,200	LTC Properties, Inc.	34,500
6,300	Medical Properties Trust, Inc.	60,228
1,400	National Health Investors, Inc.	59,234
4,100	Omega Healthcare Investors, Inc.	73,513
8,484	Public Storage	1,119,040
8,200	Senior Housing Properties Trust	179,662
1,400	Sovran Self Storage, Inc.	58,296
4,500	Sunstone Hotel Investors, Inc. *	34,290
800	Universal Health Realty Income Trust	29,528
11,904	Ventas, Inc.	628,055

	Total Specialized	4,214,303

	TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $11,498,233)	14,943,728

	TOTAL REAL ESTATE INVESTMENTS (COST $11,498,233)	14,943,728

	MUTUAL FUNDS — 1.2%

	Affiliated Issuers — 1.2%
7,638	GMO U.S. Treasury Fund	191,041

	TOTAL MUTUAL FUNDS (COST $191,041)	191,041

	SHORT-TERM INVESTMENTS — 0.4%

	Money Market Funds — 0.4%
57,466	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00%(a)	57,466

	TOTAL SHORT-TERM INVESTMENTS (COST $57,466)	57,466

	TOTAL INVESTMENTS — 100.3% (Cost $11,746,740)	15,192,235

	Other Assets and Liabilities (net) — (0.3%)	(46,652)

	TOTAL NET ASSETS — 100.0%	$15,145,583

Notes to Schedule of Investments:
REIT — Real Estate Investment Trust
*  Non-income producing security.
(a) Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 12,740,566	$2,731,021	$(279,352)	$2,451,669
Investments in affiliated issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$201,043	$361,000	$371,062	$56	$2	$191,041

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$14,943,728	$—	$—	$14,943,728
Mutual Funds	191,041	—	—	191,041
Short-Term Investments	57,466	—	—	57,466

Total Investments	15,192,235	—	—	15,192,235

Total	$15,192,235	$—	$—	$15,192,235

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Real Estate Risk — Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in particular markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates and social and economic trends. REITs are subject to the risk of fluctuations in income from underlying real estate assets, their inability to manage effectively the cash flows generated by those assets, prepayments and defaults by borrowers, and failing to qualify for the special tax treatment granted to REITs under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Models that have demonstrated an ability to explain prior market data often fail to accurately predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Focused Investment Risk — Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. The Fund’s concentration in real estate-related investments make the Fund’s net asset value more susceptible to economic, market, political and other developments affecting the real estate industry.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.
• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.
• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposure in excess of its net assets.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 95.2%

	Asset-Backed Securities — 92.8%

	Airlines — 1.0%
15,899,466	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.73%, due 05/15/24	7,631,744
5,543,053	Continental Airlines, Inc., Series 99-1A, 6.55%, due 02/02/19	5,743,712

	Total Airlines	13,375,456

	Auto Financing — 5.0%
3,408,323	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.60%, due 07/15/14	3,418,991
18,763,784	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.90%, due 08/15/13	18,878,055
9,863,179	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	9,917,427
7,695,934	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.10%, due 11/10/14	7,715,173
15,866,255	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.25%, due 03/15/13	15,936,860
571,193	Franklin Auto Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.20%, due 05/20/16	571,759
7,761,609	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.40%, due 03/20/14	7,787,921

	Total Auto Financing	64,226,186

	Business Loans — 4.9%
4,213,868	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 0.60%, due 08/16/19	4,108,522
2,391,864	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.62%, due 04/25/34	1,817,816
1,941,375	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.63%, due 01/25/35	1,456,031
8,142,267	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.65%, due 01/25/36	5,129,628
7,759,078	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.50%, due 07/25/37	4,888,219
29,790,702	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.56%, due 12/25/37	20,853,492
2,507,397	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.54%, due 05/15/32	2,219,046
4,958,169	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.49%, due 11/15/33	4,065,699
13,210,392	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.11%, due 10/25/37	10,563,293
6,275,837	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 02/25/30	4,829,633
3,695,292	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 09/25/30	2,915,216

	Total Business Loans	62,846,595

	CMBS — 10.2%
9,329,969	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.37%, due 07/15/44	9,213,344
32,300,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + ..13%, 0.38%, due 12/15/20	29,231,500
8,393,598	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	8,393,598
12,996,913	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.33%, due 03/10/44	12,996,913
14,865,787	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	15,009,799
5,429,083	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .39%, 1.14%, due 03/06/20	5,374,792
6,300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .57%, 1.32%, due 03/06/20	6,237,000
3,781,834	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	3,784,103

18,540,572	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.62%, due 05/12/39	18,903,967
7,084,521	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.69%, due 10/15/42	7,222,598
15,599,822	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.34%, due 09/15/21	14,819,831

	Total CMBS	131,187,445

	CMBS Collateralized Debt Obligations — 2.9%
4,398,348	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.30%, due 11/23/52	43,983
5,456,063	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.71%, due 06/28/19	5,019,578
9,828,889	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	9,239,156
4,626,495	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.58%, due 08/26/30	4,267,942
25,952,503	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.59%, due 05/25/46	18,945,327

	Total CMBS Collateralized Debt Obligations	37,515,986

	Corporate Collateralized Debt Obligations — 2.4%
34,200,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.64%, due 06/20/13	30,126,780

	Credit Cards — 9.4%
7,700,000	Capital One Multi-Asset Execution Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.28%, due 03/16/15	7,689,451
39,000,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.50%, due 09/15/17	39,064,350
46,600,000	Chase Issuance Trust, Series 05-A6, Class A6, 1 mo. LIBOR + .07%, 0.32%, due 07/15/14	46,578,156
16,400,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.34%, due 06/16/15	16,392,313
10,600,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + ..13%, 0.38%, due 02/15/17	10,517,214

	Total Credit Cards	120,241,484

	Insured Auto Financing — 5.4%
5,962,022	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.29%, due 10/06/13	5,947,117
5,854,354	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, 1 mo. LIBOR + .05%, 0.30%, due 12/06/13	5,854,236
6,083,450	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.05%, due 06/06/14	6,080,311
13,116,927	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + ..50%, 0.75%, due 03/08/16	13,067,083
37,989,036	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.45%, due 07/14/14	38,174,043

	Total Insured Auto Financing	69,122,790

	Insured Business Loans — 0.1%
2,105,328	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.70%, due 10/25/30	1,526,363

	Insured High Yield Collateralized Debt Obligations ♣— 0.9%
13,578,846	Augusta Funding Ltd., Series 10A, Class F1, 144A, CapMAC, 3mo. LIBOR +.25%, 0.62%, due 06/30/17(a)	11,935,260
223,575	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, 3 mo. LIBOR + .46%, 0.87%, due 12/16/15	220,221

	Total Insured High Yield Collateralized Debt Obligations	12,155,481

	Insured Other — 5.6%
45,300,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	45,474,405
9,429,020	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 09/15/41	8,354,628
8,892,105	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 12/15/41	7,910,847
9,277,851	TIB Card Receivables Fund, Series 2005-B,144A, FGIC, 3 mo. LIBOR + .25%, 0.63%, due 01/05/14	7,422,281
2,988,000	Toll Road Investment Part II, Series 1999B, 144A, MBIA, Zero Coupon, due 02/15/30	404,366
26,300,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	1,646,117

	Total Insured Other	71,212,644

	Insured Residential Asset-Backed Securities (United States) ♦— 0.9%
2,134,976	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.68%, due 07/25/34	1,686,631
2,424,167	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.64%, due 12/25/33	1,951,454
667,926	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.59%, due 03/25/34	500,945
10,432,111	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + ..22%, 0.48%, due 11/25/35	7,302,477

	Total Insured Residential Asset-Backed Securities (United States)	11,441,507

	Insured Residential Mortgage-Backed Securities (United States) — 1.0%
420,312	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.60%, due 10/25/34	268,580
953,326	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.59%, due 01/25/35	595,829
9,073,373	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 06/15/37	5,353,290
4,763,061	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.49%, due 10/25/34	3,341,763
242,574	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.72%, due 07/25/29	163,301
276,900	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.81%, due 08/15/30	171,041
563,319	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.70%, due 06/25/34	371,790
132,446	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + ..29%, 0.55%, due 12/25/32	38,409
3,313,882	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.45%, due 11/25/35	3,002,046

	Total Insured Residential Mortgage-Backed Securities (United States)	13,306,049

	Insured Time Share — 0.9%
1,884,750	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 05/20/18	1,865,326
2,184,958	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.40%, due 03/20/19	2,104,388

7,370,478	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.25%, due 09/20/19	7,155,193

	Total Insured Time Share	11,124,907

	Insured Transportation — 0.2%
3,117,500	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.55%, due 04/17/19	3,031,769

	Rate Reduction Bonds — 0.7%
8,775,803	PG&E Energy Recovery Funding LLC, Series 05-1, Class A4, 4.37%, due 06/25/14	8,852,591

	Residential Asset-Backed Securities (United States) ♦ — 20.7%
977,554	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.65%, due 01/25/35	766,158
2,479,463	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.40%, due 02/25/36	514,489
5,363,172	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.44%, due 03/25/36	4,438,024
2,387,816	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.36%, due 08/25/36	2,205,745
20,300,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.44%, due 10/25/36	5,684,000
5,819,433	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.36%, due 07/25/36	5,441,170
5,392,887	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.42%, due 05/25/36	2,642,514
1,865,498	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.35%, due 06/25/36	1,697,603
10,807,121	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 04/25/36	6,322,166
3,505,575	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.58%, due 09/25/35	613,476
7,462,226	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 06/25/36	1,212,612
8,674,087	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.43%, due 06/25/36	1,062,576
5,332,165	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.35%, due 01/25/37	1,572,988
3,159,888	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.33%, due 11/25/36	1,058,563
11,922,600	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.46%, due 05/25/37	596,130
3,448,275	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 1.30%, due 05/25/34	2,981,141
50,049,962	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 07/25/36	12,997,350
7,692,188	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.37%, due 09/25/36	2,249,965
10,277,333	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.45%, due 03/25/36	2,980,427
288,926	Argent Securities, Inc., Series 06-W4, Class A2B, 1 mo. LIBOR + .11%, 0.37%, due 05/25/36	80,177
8,241,821	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 06/25/36	2,168,629
9,546,891	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.41%, due 10/25/36	5,537,197
17,228,615	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.48%, due 05/25/37	13,567,534
5,238,129	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.26%, due 05/28/39	1,702,392
5,461,028	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.56%, due 05/28/39	1,542,740
9,592,824	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.26%, due 02/28/40	5,765,287
3,394,916	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.37%, due 11/25/36	2,060,375
8,500,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.46%, due 11/25/36	1,134,750
2,271,390	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.58%, due 02/25/37	359,107
991,099	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.38%, due 02/25/37	965,330
38,100,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.46%, due 02/25/37	23,481,030
8,802,480	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.42%, due 06/25/36	6,689,885
158,405	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.80%, due 04/25/33	133,060
83,407	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.67%, due 10/25/34	77,569
12,100,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.42%, due 12/25/36	3,630,000
36,200,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.40%, due 02/25/37	26,335,500
821,482	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.34%, due 03/25/37	810,803
417,854	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.56%, due 04/25/34	300,202
11,400,028	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.42%, due 04/25/36	6,768,767
3,647,944	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.45%, due 05/25/36	1,954,500
1,271,286	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.36%, due 08/25/36	423,497

18,944,685	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.42%, due 08/25/36	5,304,512
12,877,893	GE-WMC Mortgage Securities, Series 06-1, Class A2B, 1 mo. LIBOR + .15%, 0.41%, due 08/25/36	3,219,473
2,681,085	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.56%, due 01/20/35	2,303,219
2,325,868	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.54%, due 01/20/35	2,046,037
7,947,775	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.41%, due 01/20/36	6,994,042
26,684,086	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.38%, due 12/25/36	8,429,503
1,768,028	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.51%, due 10/25/35	1,661,947
1,989,571	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.39%, due 10/25/36	1,929,884
16,263,328	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.41%, due 03/25/36	5,692,165
11,300,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 06/25/36	3,390,000
21,026,429	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 08/25/36	5,572,004
14,241,776	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.42%, due 10/25/36	4,272,533
5,705,604	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.58%, due 03/25/36	684,672
5,173,825	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.38%, due 02/25/37	2,354,090
2,066,168	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.66%, due 08/25/34	1,482,476
32,500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.49%, due 02/25/37	6,825,000
13,738,633	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, 1 mo. LIBOR + .16%, 0.42%, due 04/25/36	5,770,226
3,443,715	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 04/25/37	2,815,237
9,202,676	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 11/25/36	2,254,656
5,734,841	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.52%, due 12/25/35	3,302,121
5,460,722	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.45%, due 09/25/45	4,526,938
1,272,455	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.55%, due 10/25/33	1,165,951
3,424,257	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.51%, due 01/25/36	3,081,831
362,821	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.37%, due 04/25/37	360,209
236,691	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.80%, due 03/25/35	147,488
434,413	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.42%, due 03/25/36	399,660
270,613	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.55%, due 10/25/36	268,583
1,044,869	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.52%, due 10/25/35	967,862
857,434	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.38%, due 01/25/37	820,189
17,100,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 06/25/37	7,182,000
5,733,332	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.46%, due 01/25/36	4,127,999
2,789,578	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.84%, due 11/25/35	2,154,949

13,800,276	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.66%, due 06/25/37	1,104,022

	Total Residential Asset-Backed Securities (United States)	265,136,906

	Residential Mortgage-Backed Securities (Australian) — 5.4%
2,316,860	Crusade Global Trust, Series 04-2, Class A1, 3 mo. LIBOR + .13%, 0.61%, due 11/19/37	2,271,127
5,243,278	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.47%, due 07/20/38	5,107,273
8,452,393	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.47%, due 04/19/38	8,122,031
1,391,240	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.86%, due 09/27/35	1,276,936
13,959,309	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.74%, due 03/14/36	12,837,818
898,718	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.74%, due 12/08/36	799,858
1,512,234	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.81%, due 05/27/38	1,382,968
1,157,504	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.52%, due 05/10/36	1,116,046
5,762,049	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.39%, due 06/14/37	5,606,376
2,352,319	Medallion Trust, Series 07-1G, Class A1, 3 mo. LIBOR + .04%, 0.55%, due 02/27/39	2,279,968
6,468,100	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.48%, due 10/20/37	6,267,235
8,106,032	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.55%, due 02/21/38	7,417,830
8,485,871	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.40%, due 06/12/40	7,995,244
799,630	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.62%, due 03/09/36	775,465
689,296	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.53%, due 01/12/37	675,331
6,065,879	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.53%, due 05/21/38	5,884,691

	Total Residential Mortgage-Backed Securities (Australian)	69,816,197

	Residential Mortgage-Backed Securities (European) — 7.0%
9,173,762	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.46%, due 09/20/66	7,522,485
21,720,327	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.50%, due 01/13/39	19,243,776
3,458,494	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.33%, due 12/20/54	3,313,237
1,920,720	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .14%, 0.63%, due 09/20/44	1,845,812
8,875,151	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.40%, due 12/10/43	7,898,884
3,162,698	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .28%, 0.63%, due 12/21/37	2,830,615
6,131,587	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.88%, due 05/15/34	4,926,117
10,488,068	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.68%, due 11/15/38	7,767,988
6,097,557	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.45%, due 09/15/39	4,556,704
26,600,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.51%, due 07/15/33	26,341,980
3,200,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.48%, due 10/15/33	3,183,680

	Total Residential Mortgage-Backed Securities (European)	89,431,278

	Residential Mortgage-Backed Securities (United States) — 0.2%
498,215	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.56%, due 08/25/35	311,385
2,428,688	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 02/26/34	1,967,237

	Total Residential Mortgage-Backed Securities (United States)	2,278,622

	Student Loans — 7.9%
20,300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.67%, due 01/25/24	19,792,500
421,906	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 0.38%, due 06/25/21	421,105
1,050,563	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.40%, due 08/25/23	1,019,046
9,600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.44%, due 12/23/19	9,475,584
9,914,408	SLM Student Loan Trust, Series 05-1, Class A2, 3 mo. LIBOR + .08%, 0.50%, due 04/27/20	9,761,469
24,600,000	SLM Student Loan Trust, Series 05-3, Class A4, 3 mo. LIBOR + .07%, 0.49%, due 04/27/20	24,307,752
3,224,037	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.38%, due 09/15/22	3,215,977
16,916,058	SLM Student Loan Trust, Series 07-2, Class A2, 3 mo. LIBOR, 0.42%, due 07/25/17	16,704,607
5,500,000	SLM Student Loan Trust, Series 07-6, Class A2, 3 mo. LIBOR + .25%, 0.67%, due 01/25/19	5,476,900

10,800,000	SLM Student Loan Trust, Series 08-6, Class A3, 3 mo. LIBOR + .75%, 1.17%, due 01/25/19	10,673,437

	Total Student Loans	100,848,377

	Time Share — 0.1%
1,787,417	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.25%, due 02/20/20	1,836,850

	Total Asset-Backed Securities	1,190,642,263

	U.S. Government Agency — 2.4%
11,250,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR + .15%, 0.88%, due 10/29/26(a)	10,541,726
13,331,250	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR -0.02%, 0.72%, due 02/01/25(a)	12,456,469
316,708	Agency for International Development Floater (Support of Peru), Series A, 6 mo. U.S. Treasury Bill + .35%, 0.42%, due 05/01/14(a)	310,612
8,460,000	Agency for International Development Floater (Support of Tunisia), 6 mo. LIBOR, 0.73%, due 07/01/23(a)	7,977,925

	Total U.S. Government Agency	31,286,732

	TOTAL DEBT OBLIGATIONS (COST $1,661,242,751)	1,221,928,995

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 4.7%

	Money Market Funds — 4.7%
21,940,350	State Street Institutional Liquid Reserves Fund-Institutional Class, 0.17%(b)	21,940,350
38,219,754	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00%(c)	38,219,754

	TOTAL SHORT-TERM INVESTMENTS (COST $60,160,104)	60,160,104

	TOTAL INVESTMENTS — 99.9% (Cost $1,721,402,855)	1,282,089,099

	Other Assets and Liabilities (net) — 0.1%	1,402,763

	TOTAL NET ASSETS — 100.0%	$1,283,491,862

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Swap Agreements
Credit Default Swaps

Maximum Potential
					Implied		Amount of Future		Net Unrealized
Notional	Expiration		Receive	Annual	Credit	Reference	Payments by the Fund		Appreciation/
Amount	Date	Counterparty	(Pay)^	Premium	Spread(1)	Entity	Under the Contract(2)		(Depreciation)
31,000,000 USD	3/20/2013	Morgan Stanley Capital Services Inc.	Receive	0.25%	2.05%	MS Synthetic 2006-1	31,000,000	USD	$(734,788)

							Premiums to (Pay) Receive		$—

^	Receive — Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(Pay) — Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC — Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CapMAC — Insured as to the payment of principal and interest by Capital Markets Assurance Corporation.

CDO — Collateralized Debt Obligation

CMBS — Commercial Mortgage Backed Security

FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA — Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR — London Interbank Offered Rate

MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.

RMBS — Residential Mortgage Backed Security

XL — Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at November 30, 2011, which are subject to change based on the terms of the security.

♣	These securities were categorized as “high yield” as a result of being rated below investment grade at issuance.

♦	These securities are primarily backed by subprime mortgages.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Rate disclosed, the 7 day net yield, is as of November 30, 2011.

(c)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.
Currency Abbreviations:
USD — United States Dollar

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 1,720,854,510	$5,023,739	$(443,789,150)	$(438,765,411)

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 3.4% of net assets. The Fund classifies such securities (levels defined below) as Level 3. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Typically the Fund values debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2011, the total value of securities held for which no alternative pricing source was available represented 11.0% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using quoted prices. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR Rate. The Fund also used third party valuation services to value credit default swaps using unobservable inputs.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$300,646,872	$889,995,391	$1,190,642,263
U.S. Government Agency	—	—	31,286,732	31,286,732

TOTAL DEBT OBLIGATIONS	—	300,646,872	921,282,123	1,221,928,995

Short-Term Investments	60,160,104	—	—	60,160,104

Total Investments	60,160,104	300,646,872	921,282,123	1,282,089,099

Total	$60,160,104	$300,646,872	$921,282,123	$1,282,089,099

LIABILITY VALUATION INPUTS

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Swap Agreements
Credit Risk	$—	$—	$(734,788)	$(734,788)

Total	$—	$—	$(734,788)	$(734,788)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The aggregate net values of the Fund’s direct investments in securities and derivative financial instruments using Level 3 inputs were 71.8% and (0.1)% of total net assets, respectively.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
						Change in				Investments Still
	Balances as of			Accrued		Unrealized	Transfer	Transfer	Balances as of	Held as of
	February 28,			Discounts/	Total Realized	Appreciation	into level	out of level	November 30,	November 30,
	2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	3 *	3 *	2011	2011
Debt Obligations
Asset-Backed Securities	$1,361,784,127	$—	$(417,096,505)	$179,010	$(16,629,554)	$(38,241,687)	$—	$—	$889,995,391	$(54,525,187)
U.S. Government Agency	32,607,449	—	(1,707,407)	17,788	(205)	369,107	—	—	31,286,732	369,107
Swap Agreements	(254,652)	—	(58,986)	—	58,986	(480,136)	—	—	(734,788)	(480,136)

Total	$1,394,136,924	$—	$(418,862,898)	$196,798	$(16,570,773)	$(38,352,716)	$—	$—	$920,547,335	$(54,636,216)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. The Fund had no inflation-indexed bonds outstanding at the end of the period.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

The Fund invests in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.
The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended November 30, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used swap agreements to achieve exposure to a reference entity’s credit. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$(734,788)	$—	$—	$(734,788)

Total	$—	$—	$(734,788)	$—	$—	$(734,788)

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Forward
	Currency	Swap
	Contracts	Agreements
Average amount outstanding	$24,074,973	$31,000,000

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
4,907,620	GMO Short-Duration Collateral Fund	32,439,373

	TOTAL MUTUAL FUNDS (COST $31,097,413)	32,439,373

	SHORT-TERM INVESTMENTS — 0.2%

	Money Market Funds — 0.2%
50,222	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00%(a)	50,222

	TOTAL SHORT-TERM INVESTMENTS (COST $50,222)	50,222

	TOTAL INVESTMENTS — 100.2% (Cost $31,147,635)	32,489,595

	Other Assets and Liabilities (net) — (0.2%)	(55,595)

	TOTAL NET ASSETS — 100.0%	$32,434,000

Notes to Schedule of Investments:
(a)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 32,688,228	$—	$(198,633)	$(198,633)

Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Return	Distributions
	beginning of		Sales	Dividend	of	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Capital*	Gains*	of period
GMO Short-Duration Collateral Fund	$34,983,226	$13,818,255	$1,435,000	$308,565	$13,590,787	$—	$32,439,373

*	The table above includes estimated sources of all distributions paid by GMO Short-Duration Collateral Fund (“SDCF”) during the period March 1, 2011 through November 30, 2011. The actual tax characterization of distributions paid by SDCF will be determined at the end of the fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
GMO Short-Duration Collateral Share Fund (the “Fund”) invests substantially all of its assets in GMO Short-Duration Collateral Fund (“SDCF”) (an arrangement often referred to as a “master-feeder” structure) and, to a limited extent, in cash and cash equivalents.
Shares of SDCF are generally valued at their net asset value. Investments held by SDCF are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. In addition, although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 3.4% of net assets. SDCF classifies such securities (levels defined below) as Level 3.
Typically SDCF values debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for other securities held by SDCF, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by SDCF. As of November 30, 2011, the total value of securities held indirectly for which no alternative pricing source was available represented 11.0% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:

Level 1 —	Valuations based on quoted prices for identical securities in active markets.

Level 2 —	Valuations determined using other significant direct or indirect observable inputs.

Level 3 —	Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$32,439,373	$—	$—	$32,439,373
Short-Term Investments	50,222	—	—	50,222
Total Investments	32,489,595	—	—	32,489,595

Total	$32,489,595	$—	$—	$32,489,595

SDCF is classified as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of SDCF, please refer to SDCF’s portfolio valuation note. The aggregate net value of the Fund’s indirect investments (through SDCF) in securities and derivative financial instruments using Level 3 inputs were 71.8% and (0.1)% of total net assets, respectively.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in SDCF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through SDCF, which include those outlined in the following brief summary of selected risks. The selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time. The Fund and SDCF are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund’s performance more than if the Fund or SDCF were diversified.
• Market Risk — Fixed Income Securities — Typically, the market value of SDCF’s fixed income securities will decline during periods of widening of credit spreads.
• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent SDCF from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.
• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
The Fund invests indirectly in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.
The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.
Derivative financial instruments
At November 30, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by SDCF, if any, please refer to SDCF’s’ Schedule of Investments.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Investment Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Par Value ($) /
Shares	Description	Value ($)

	DEBT OBLIGATIONS — 6.6%

	U.S. Government Agency — 6.6%
	Agency for International Development Floater (Support of Botswana), 6 mo. U.S. Treasury Bill +
23,333	.40%, 0.47%, due 10/01/12(a)	22,898
	Agency for International Development Floater (Support of C.A.B.E.I.), 6 mo. U.S. Treasury Bill +
152,100	.40%, 0.47%, due 10/01/12(a)	150,332
	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill
14,976	+.35%, 0.42%, due 05/01/14(a)	14,688
175,197	Small Business Administration Pool #502320, Prime - 2.19%, 1.06%, due 08/25/18	176,461

	Total U.S. Government Agency	364,379

	TOTAL DEBT OBLIGATIONS (COST $365,562)	364,379

	MUTUAL FUNDS — 93.5%

	Affiliated Issuers — 93.5%
231,576	GMO Short-Duration Collateral Fund	1,530,718
9,192	GMO Special Purpose Holding Fund(b)	3,585
145,356	GMO U.S. Treasury Fund	3,635,355

	TOTAL MUTUAL FUNDS (COST $5,703,846)	5,169,658

	SHORT-TERM INVESTMENTS — 0.5%

	Money Market Funds — 0.5%
28,961	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00%(c)	28,961

	TOTAL SHORT-TERM INVESTMENTS (COST $28,961)	28,961

	TOTAL INVESTMENTS — 100.6% (Cost $6,098,369)	5,562,998

	Other Assets and Liabilities (net) — (0.6%)	(35,238)

	TOTAL NET ASSETS — 100.0%	$5,527,760

Notes to Schedule of Investments:
C.A.B.E.I. — Central American Bank for Economic Integration
The rates shown on variable rate notes are the current interest rates at November 30, 2011, which are subject to change based on the terms of the security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Underlying investment represents interests in defaulted claims. See “Other Matters” for additional information.

(c)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.
As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$6,713,866	$5,570	$(1,156,438)	$(1,150,868)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Short-Duration Collateral Fund	$2,403,760	$—	$—	$18,209	$—	$801,998	$1,530,718
GMO Special Purpose Holding Fund	4,596	—	—	—	—	—	3,585
GMO U.S. Treasury Fund	2,863,916	1,195,179	425,000	1,210	169	—	$3,635,355

Totals	$5,272,272	$1,195,179	$425,000	$19,419	$169	$801,998	$5,169,658

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through November 30, 2011 for tax purposes. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 4.3% of net assets. The Fund and the underlying funds classify such securities (levels defined below) as Level 3.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 6.2% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using quoted prices. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR rate.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations U.S. Government Agency	$—	$—	$364,379	$364,379

TOTAL DEBT OBLIGATIONS	—	—	364,379	364,379

Mutual Funds	5,166,073	3,585	—	5,169,658
Short-Term Investments	28,961	—	—	28,961

Total Investments	5,195,034	3,585	364,379	5,562,998

Total	$5,195,034	$3,585	$364,379	$5,562,998

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 26.5% and (0.1)% of total net assets, respectively.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
						Change in				(Depreciation) from
	Balances as			Accrued	Total	Unrealized	Transfers	Transfers	Balances as of	Investments Still
	of February			Discounts/	Realized	Appreciation	into level	out of level	November 30,	Held as of
	28, 2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	3*	3*	2011	November 30, 2011
Debt Obligations
U.S. Government Agency	$731,636	$—	$(369,405)	$37	$26	$2,085	$—	$—	$364,379	$1,222

Total	$731,636	$—	$(369,405)	$37	$26	$2,085	$—	$—	$364,379	$1,222

*	The Fund accounts for investments transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended November 30, 2011, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund and SDCF are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund’s performance more than if the Fund or SDCF were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
•Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of widening of credit spreads.
•Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.
•Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
•Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.
•Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.
•Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.
•Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
•Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

•Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments.
•Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
•Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.
The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.

Derivative financial instruments
At November 30, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Special Purpose Holding Fund
(A Series of GMO Trust)
Consolidated Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	DEBT OBLIGATIONS — 0.0% (a)

	Asset-Backed Securities — 0.0%

	Health Care Receivables — 0.0%
	Interest related to the Bankruptcy Estate of NPF VI Inc. Series 02-1 Class A (b) (c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 00-3 Class A (b) (c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 02-1 Class A (b) (c)	—

	Total Asset-Backed Securities	—

	TOTAL DEBT OBLIGATIONS (COST $0)	—

	SHORT-TERM INVESTMENTS — 9.8%

	Money Market Funds — 9.8%
10,696	State Street Institutional Liquid Reserves Fund-Institutional Class, 0.17% (d)	10,696
10,697	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (e)	10,697

	TOTAL SHORT-TERM INVESTMENTS (COST $21,393)	21,393

	TOTAL INVESTMENTS — 9.8% (Cost $21,393)	21,393

	Other Assets and Liabilities (net) — 90.2%	196,898	*

	TOTAL NET ASSETS — 100.0%	$218,291

*	For details on the composition of the balance see the basis of presentation and principles of consolidation footnote.

Notes to Consolidated Schedule of Investments:

(a)	Owned by GMO SPV I, LLC. GMO SPV I, LLC is a 74.9% subsidiary of GMO Special Purpose Holding Fund.

(b)	Security in default.

(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(d)	Rate disclosed, the 7 day net yield, as of November 30, 2011.

(e)	Rate disclosed, the 7 day net yield, as of November 30, 2011. Note: Yield rounds to 0.00%.
As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Net Unrealized
Aggregate	Gross Unrealized	Gross Unrealized	Appreciation
Cost	Appreciation	(Depreciation)	(Depreciation)
$21,393	$—	$—	$—

Basis of presentation and principles of consolidation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
The accompanying consolidated schedule of investments consists primarily of the Fund and its majority owned investment in units of GMO SPV I, LLC (“SPV”) a special purpose vehicle that holds an interest in liquidating trusts, relating to certain defaulted asset-backed securities (the “NPF securities”) issued by NPF VI, Inc. and NPF XII, Inc.
The Fund has litigation pending against various entities related to the default of the NPF securities. The outcome of the lawsuit is not known and any potential recoveries are not reflected in the net asset value of the Fund.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.0% of net assets. The Fund classifies such securities (levels defined below) as Level 3.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: Consistent with U.S. GAAP, the Fund valued potential litigation recoveries with respect to the bankruptcy proceedings at zero. The Fund valued interests related to bankruptcy proceedings at zero.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)		Total
Debt Obligations	$—	$—	$0	*	$—
Short-Term Investments	21,393	—	—		21,393

Total Investments	$21,393	$—	$0	*	$21,393

*	Represents the interest in securities that are defaulted and were determined to have a fair value of zero at November 30, 2011 or February 28,2011.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Litigation-Related Risk — The ultimate amount of the Fund’s recovery (through its investment in SPV) of losses on the defaulted NPF Securities and the total costs the Fund may incur with respect to its funding of litigation related to the NPF Securities is unknown at this time. Therefore, the Fund is subject to the risk that SPV may ultimately be unable to recover certain losses related to the NPF Securities.
• Liquidity Risk — Low trading volume, lack of a market maker, a large size position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind. Liquidity risk is particularly pronounced for the Fund due to the nature and size of its investment in the NPF Securities (through the SPV). The Fund may be exposed (through the SPV) to the NPF Securities for an indefinite period of time and may experience a substantial loss in the event the SPV sells the NPF Securities.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.
• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Derivative financial instruments
At November 30, 2011, the Fund held no derivative contracts.
Subsequent events
On January 17, 2012, the Fund received $106,035 in connection with a distribution from the NPF VI and NPF XII bankruptcy estates.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Special Situations Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Par Value ($) /
Shares	Description	Value ($)

	DEBT OBLIGATIONS — 0.6%

	Asset-Backed Securities — 0.6%

	Residential Asset-Backed Securities (United States) ♦ — 0.6%
182,975	Countrywide Asset-Backed Certificates, Series 07-S2, Class A1, MBIA, 1 mo. LIBOR + .14%, 0.40%, due 05/25/37	177,486
1,453,036	Countrywide Asset-Backed Certificates, Series 07-S1, Class A1A, MBIA, 1 mo. LIBOR + .11%, 0.37%, due 11/25/36	1,380,384
3,026,940	Countrywide Asset-Backed Certificates, Series 06-S9, Class A2, MBIA, Variable Rate, 5.51%, due 08/25/36	2,930,381

	Total Residential Asset-Backed Securities (United States)	4,488,251

	Total Asset-Backed Securities	4,488,251

	TOTAL DEBT OBLIGATIONS (COST $4,496,503)	4,488,251

	MUTUAL FUNDS — 92.9%

	Affiliated Issuers — 92.9%
26,628,197	GMO U.S. Treasury Fund	665,971,194

	TOTAL MUTUAL FUNDS (COST $665,801,023)	665,971,194

	SHORT-TERM INVESTMENTS — 7.6%

	Money Market Funds — 7.6%
54,843,809	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00%(a)	54,843,809

	TOTAL SHORT-TERM INVESTMENTS (COST $54,843,809)	54,843,809

	TOTAL INVESTMENTS — 101.1% (Cost $725,141,335)	725,303,254

	Other Assets and Liabilities (net) — (1.1%)	(8,057,859)

	TOTAL NET ASSETS — 100.0%	$717,245,395

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
12/02/11	Bank of America N.A.	BRL	52,761,600	$29,176,653	$41,085
12/02/11	Barclays Bank PLC	BRL	272,624,400	150,758,647	635,079
12/02/11	Brown Brothers Harriman & Co.	BRL	139,050,000	76,893,300	108,276
12/02/11	Royal Bank of Scotland PLC	BRL	27,504,000	15,209,445	21,417
1/13/12	Bank of America N.A.	KRW	179,865,270,000	156,968,760	4,372,451
12/16/11	Bank of America N.A.	SGD	46,187,204	36,037,668	(346,539)
12/16/11	Brown Brothers Harriman & Co.	SGD	57,416,745	44,799,542	(371,369)
12/16/11	Deutsche Bank AG	SGD	104,131,800	81,249,067	(558,959)

				$591,093,082	$3,901,441

Sales #
12/16/11	Bank of America N.A.	AUD	151,262,267	$155,304,835	$(1,834,441)
12/16/11	Bank of New York Mellon	AUD	3,375,022	3,465,221	(59,926)
12/16/11	Barclays Bank PLC	AUD	3,375,000	3,465,199	(62,304)
12/16/11	JPMorgan Chase Bank N.A.	AUD	75,631,133	77,652,417	(1,478,252)
12/02/11	Bank of America N.A.	BRL	52,761,600	29,176,653	(376,653)
12/02/11	Barclays Bank PLC	BRL	272,624,400	150,758,647	(850,028)
3/02/12	Barclays Bank PLC	BRL	272,624,400	148,008,578	(596,228)
12/02/11	Brown Brothers Harriman & Co.	BRL	139,050,000	76,893,300	(4,893,301)
12/02/11	Royal Bank of Scotland PLC	BRL	27,504,000	15,209,445	(809,445)
12/16/11	Bank of America N.A.	CHF	12,782,051	13,996,492	193,962
12/16/11	Bank of New York Mellon	CHF	12,873,543	14,096,676	164,951

12/16/11	Brown Brothers Harriman & Co.	CHF	4,750,520	5,201,874	62,444
12/16/11	Royal Bank of Scotland PLC	CHF	48,188,202	52,766,631	638,150
12/23/11	Bank of America N.A.	CLP	15,061,440,000	29,138,191	(338,191)
12/23/11	Brown Brothers Harriman & Co.	CLP	20,120,160,000	38,924,902	(524,902)
12/23/11	Royal Bank of Scotland PLC	CLP	14,798,400,000	28,629,308	170,692
12/22/11	Bank of America N.A.	PHP	2,109,792,000	48,285,554	295,727
12/22/11	Bank of America N.A.	RUB	1,881,240,000	61,077,505	(3,477,505)
12/22/11	Brown Brothers Harriman & Co.	RUB	927,648,000	30,117,595	(1,317,595)
12/22/11	Royal Bank of Scotland PLC	RUB	313,728,000	10,185,688	(585,688)
12/23/11	Barclays Bank PLC	ZAR	237,271,680	29,146,975	(346,975)
12/23/11	Brown Brothers Harriman & Co.	ZAR	475,672,320	58,432,634	(832,634)
12/23/11	Royal Bank of Scotland PLC	ZAR	76,443,360	9,390,470	209,529

				$1,089,324,790	$(16,648,613)

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Swap Agreements

Forward Starting Dividend Swaps

							Net
Notional		Starting	Expiration				Unrealized
Amount		Date	Date	Counterparty	Fund Pays	Fund Receives	Appreciation/(Depreciation)
686,006	EUR	12/19/2014	12/18/2015	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	$25,860

2,020,000	EUR	12/18/2015	12/16/2016	Barclays Bank PLC	25,000 EUR for every 1 dividend 25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(15,147)
5,436,000	EUR	12/16/2016	12/15/2017	BNP Paribas	60,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	60,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(767,456)
2,072,500	EUR	12/15/2017	12/21/2018	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(102,042)
2,065,000	EUR	12/15/2017	12/21/2018	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(93,538)
2,062,500	EUR	12/15/2017	12/21/2018	BNP Paribas	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(90,704)

1,007,000	EUR	12/15/2017	12/21/2018	BNP Paribas	10,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	10,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(242,633)
2,729,225	EUR	12/21/2018	12/20/2019	BNP Paribas	30,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	30,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(672,821)

							$(1,958,481)

						Premiums to (Pay) Receive	$—

Interest Rate Swaps

							Net Unrealized
Notional		Expiration		Receive			Appreciation/
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	(Depreciation)
3,100,000	CHF	9/1/2021	Barclays Bank PLC	(Pay)	1.63%	6 Month CHF BBA LIBOR	$ (83,191)
3,200,000	CHF	9/5/2021	Credit Suisse International	(Pay)	1.71%	6 Month CHF BBA LIBOR	(113,850)
840,000,000	JPY	10/22/2020	Citibank N.A.	(Pay)	0.97%	6 Month JPY BBA LIBOR	(15,805)
840,000,000	JPY	10/26/2020	Citibank N.A.	(Pay)	0.97%	6 Month JPY BBA LIBOR	(14,950)
840,000,000	JPY	10/26/2020	Citibank N.A.	(Pay)	0.97%	6 Month JPY BBA LIBOR	(17,003)
840,000,000	JPY	10/27/2020	Citibank N.A.	(Pay)	0.99%	6 Month JPY BBA LIBOR	(28,417)
2,130,000,000	JPY	11/1/2020	Morgan Stanley Capital Services Inc.	(Pay)	1.04%	6 Month JPY BBA LIBOR	(188,195)

							$(461,411)

						Premiums to (Pay) Receive	$ —

#	Receive — Fund receives fixed rate and pays variable rate. (Pay) — Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional		Expiration				Net Unrealized
Amount		Date	Counterparty	Fund Pays	Fund Receives	Appreciation/ (Depreciation)
29,105,044	USD	5/16/2012	Goldman Sachs International	Return on Asia Equity Basket Swap	1 Month Federal Funds Effective Rate -.68%	$(438,306)
11,804,910	USD	5/16/2012	Goldman Sachs International	Return on Europe Equity Basket Swap	1 Month Federal Funds Effective Rate -.33%	62,166
2,860,440	USD	5/16/2012	Goldman Sachs International	Return on U.S. Equity Basket Swap	1 Month Federal Funds Effective Rate -.80%	23,585
178,419	USD	11/1/2012	Morgan Stanley Capital Services	Return on Evergrande Real Estate Group Common Stock	1 Month Federal Funds Effective Rate - .16%	1,818
545,392	USD	11/1/2012	Morgan Stanley Capital Services	Return on Industrial and Commercial Bank of China Ltd. - Class H	1 Month Federal Funds Effective Rate - .40%	26,821
4,400,000	EUR	12/18/2015	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2015 Dividend Future	Appreciation of EURO STOXX 50 December 2015 Dividend Future	(409,828)
8,880,000	EUR	12/16/2016	Morgan Stanley Capital Services	Depreciation of EURO STOXX 50 December 2016 Dividend Future	Appreciation of EURO STOXX 50 December 2016 Dividend Future	(1,142,145)
2,585,250	EUR	12/15/2017	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2017 Dividend Future	Appreciation of EURO STOXX 50 December 2017 Dividend Future	(582,292)
9,125,000	EUR	12/15/2017	Morgan Stanley Capital Services	Depreciation of EURO STOXX 50 December 2017 Dividend Future	Appreciation of EURO STOXX 50 December 2017 Dividend Future	(1,551,973)
547,500	EUR	12/21/2018	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(202,899)
789,000	EUR	12/21/2018	Morgan Stanley Capital Services	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(261,014)
275,860	EUR	12/21/2018	Morgan Stanley Capital Services	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(93,629)

904,250	EUR	12/21/2018	Morgan Stanley Capital Services	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(277,353)
2,663,701	EUR	12/21/2018	Morgan Stanley Capital Services	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(702,219)
552,500	EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(214,992)
3,037,500	EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(917,075)
2,937,000	EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(782,033)
5,587,500	EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(1,179,096)
881,250	EUR	12/20/2019	Morgan Stanley Capital Services	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(393,032)

						$(9,033,496)

					Premiums to (Pay) Receive	$—

As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BBA —	British Banks Association

LIBOR —	London Interbank Offered Rate

MBIA —	Insured as to the payment of principal and interest by MBIA Insurance Corp.

The rates shown on variable rate notes are the current interest rates at November 30, 2011, which are subject to change based on the terms of the security.

♦	These securities are primarily backed by subprime mortgages.

(a)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.
Currency Abbreviations:
AUD — Australian Dollar
BRL — Brazilian Real

CHF — Swiss Franc

CLP — Chilean Peso

EUR — Euro

JPY — Japanese Yen

KRW — South Korean Won

PHP — Philippine Peso

RUB — Russian Ruble

SGD — Singapore Dollar

USD — United States Dollar

ZAR — South African Rand

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$725,141,335	$173,360	$(11,441)	$161,919
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$659,449,307	$40,271,662	$34,000,000	$241,632	$30,030	$665,971,194

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivative contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Swap Agreements	(0.1)%
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. Inputs may also include: fair value adjustments provided by an independent pricing service applied to foreign equity securities (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) due to market events that have occurred since the local market close but prior to the close of the NYSE.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value technique on Level 3 investments: The Fund valued certain debt securities using quoted prices.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$—	$4,488,251	$4,488,251

TOTAL DEBT OBLIGATIONS	—	—	4,488,251	4,488,251

Mutual Funds	665,971,194	—	—	665,971,194
Short-Term Investments	54,843,809	—	—	54,843,809

Total Investments	720,815,003	—	4,488,251	725,303,254

Derivatives*
Forward Currency Contracts
Foreign Currency risk	—	6,913,763	—	6,913,763
Swap Agreements
Equity risk	—	140,250	—	140,250

Total	$720,815,003	$7,054,013	$4,488,251	$732,357,267

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign Currency risk	$—	$(19,660,935)	$—	$(19,660,935)
Swap Agreements
Interest risk	—	(461,411)	—	(461,411)
Equity risk	—	(11,132,227)	—	(11,132,227)

Total	$—	$(31,254,573)	$—	$(31,254,573)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*  Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.6% of total net assets.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
						Change in				Investments Still
	Balances as of			Accrued	Total	Unrealized	Transfers	Transfers	Balances as of	Held as of
	February 28,			Discounts/	Realized	Appreciation	into level	out of level	November 30,	November 30,
	2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	3 *	3 *	2011	2011
Debt Obligations
Asset-Backed Securities	$—	$6,011,997	$(1,577,127)	$2,154	$59,478	$(8,251)	$—	$—	$4,488,251	$(8,251)

Total	$—	$6,011,997	$(1,577,127)	$2,154	$59,478	$(8,251)	$—	$—	$4,488,251	$(8,251)

*	The Fund accounts for investments transferred into Level 3 at the value at the beginning of the period and transferred out of

Level 3	at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. The Fund had no inflation-indexed bonds outstanding at the end of the period.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Customized Investment Program Risk — Because the Fund is intended to complement the Manager’s asset allocation strategies, the risks associated with the Fund’s investments often will be far greater (and investment returns may be far more volatile) than if the Fund served as a stand-alone investment vehicle.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Liquidity Risk — Low trading volume, lack of a market maker, a large size position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Focused Investment Risk — Focusing investments in particular countries, regions, sectors or companies, or in industries with high positive correlations to one another creates additional risk.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.
• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will invest in underlying funds with higher fees or expenses.
• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other Risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and manage against anticipated currency exchange rate changes. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless otherwise adjusted due to the time at which foreign markets close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio and to adjust exposure to equity markets. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended November 30, 2011, the Fund used written options to adjust exposure of the portfolio to various equity markets. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended November 30, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal	Number
	Amount of	of		Amount of	of
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	$—	—	$—	$—	—	$—
Options written	—	(351,384)	(2,822,342)	—	—	—
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options bought back	—	351,384	2,822,342	—	—	—

Outstanding, end of period	$—	—	$—	$—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund generally values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
Forward starting dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.
Future swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in an index. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the index based on a notional amount. For example, if the Fund took a long position on a future swap, the Fund would receive payments if the relevant index increased in value and would be obligated to pay if that index decreased in value.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers (unless otherwise adjusted due to the time at which foreign markets close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used swap agreements to adjust interest rate exposure, its exposure to certain securities markets, and its exposure to certain companies and industries, as well as to hedge some or all of the broad market exposure of the assets in which the Fund invests and manage the duration of the portfolio. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency ontracts	$—	$6,913,763	$—	$—	$—	$6,913,763
Unrealized appreciation on swap agreements	—	—	—	140,250	—	140,250

Total	$—	$6,913,763	$—	$140,250	$—	$7,054,013

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(19,660,935)	$—	$—	$—	$(19,660,935)
Unrealized depreciation on swap agreements	(461,411)	—	—	(11,132,227)	—	(11,593,638)

Total	$(461,411)	$(19,660,935)	$—	$(11,132,227)	$—	$(31,254,573)

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), or notional amounts (swap agreements), outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements	Options
Average amount outstanding	$1,158,205,988	$92,476,097	$223,997,423	$19,464	*

*	During the period ended November 30, 2011, the Fund did not hold written options at any month-end, therefore, the average amount outstanding was calculated using daily outstanding absolute values.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Par Value ($)/
Shares/
Principal Amount		Description	Value ($)

		DEBT OBLIGATIONS — 12.3%

		United States — 12.3%

		U.S. Government — 12.3%
	79,661,775	U.S. Treasury Inflation Indexed Note, 2.00% , due 04/15/12(a)(b)	79,929,359
	50,000,000	U.S. Treasury Note, 0.38% , due 09/30/12	50,101,550
	33,000,000	U.S. Treasury Note, 1.38% , due 01/15/13 (b)	33,442,134
	150,000,000	U.S. Treasury Note, 1.75% , due 01/31/14	154,687,500

		Total United States	318,160,543

		TOTAL DEBT OBLIGATIONS (COST $316,822,869)	318,160,543

		MUTUAL FUNDS — 81.6%

		United States — 81.6%

		Affiliated Issuers
	9,402,704	GMO Emerging Country Debt Fund, Class IV	89,043,603
	105,394,919	GMO Short-Duration Collateral Fund	696,660,416
	30,779,190	GMO U.S. Treasury Fund	769,787,532
	23,817,449	GMO World Opportunity Overlay Fund	562,091,794

		Total United States	2,117,583,345

		TOTAL MUTUAL FUNDS (COST $2,228,126,239)	2,117,583,345

		OPTIONS PURCHASED — 0.9%

		Options on Interest Rate Swaps — 0.9%

NZD	250,000,000	Swaption Call, Expires 06/01/12, Strike 4.00, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 250,000,000 NZD in which it will pay a 3 month NZD Bank Bill and will receive 4.00%, maturing on June 6, 2013, (OTC) (CP — Morgan Stanley Capital Services Inc.)	2,270,711

NZD	500,000,000	Swaption Call, Expires 05/11/12, Strike 3.63, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 500,000,000 NZD in which it will pay a 3 month NZD Bank Bill and will receive 3.63%, maturing on May 15, 2013, (OTC) (CP — Morgan Stanley Capital Services Inc.)	3,295,186

NZD	500,000,000	Swaption Call, Expires 03/27/12, Strike 3.80, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 500,000,000 NZD in which it will pay a 3 month NZD Bank Bill and will receive 3.80%, maturing on March 28, 2013, (OTC) (CP — Morgan Stanley Capital Services Inc.)	3,940,949

NZD	500,000,000	Swaption Call, Expires 03/26/12, Strike 3.80, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 500,000,000 NZD in which it will pay a 3 month NZD Bank Bill and will receive 3.80%, maturing on March 28, 2013, (OTC) (CP — Morgan Stanley Capital Services Inc.)	3,942,121

NZD	500,000,000	Swaption Call, Expires 02/15/12, Strike 4.22, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 500,000,000 NZD in which it will pay a 3 month NZD Bank Bill and will receive 4.22%, maturing on February 16, 2013, (OTC) (CP — Morgan Stanley Capital Services Inc.)	5,599,474

USD	400,000,000	Swaption Call, Expires 05/20/13, Strike 0.77, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 400,000,000 USD in which it will pay a 3 month USD LIBOR and will receive 0.77%, maturing on May 22, 2014, (OTC) (CP — Merrill Lynch Capital Services Inc.)	1,028,800

USD	400,000,000	Swaption Call, Expires 05/21/12, Strike 0.77, Upon potential excercise of the option, the Fund will enter into a swap with a notional amount of 400,000,000 USD in which it will pay a 3 month USD LIBOR and will receive 0.77%, maturing on May 23, 2013, (OTC) (CP — Merrill Lynch Capital Services Inc.)	938,000

USD	500,000,000	Swaption Call, Expires 01/22/13, Strike 0.85, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 500,000,000 USD in which it will pay a 3 month USD LIBOR and will receive 0.85%, maturing on January 24, 2014, (OTC) (CP — Citibank N.A.)	1,586,500

USD	500,000,000	Swaption Call, Expires 01/23/12, Strike 0.85, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 500,000,000 USD in which it will pay a 3 month USD LIBOR and will receive 0.85%, maturing on January 25, 2013, (OTC) (CP — Citibank N.A.)	1,221,000

		Total Options on Interest Rate Swaps	23,822,741

		TOTAL OPTIONS PURCHASED (COST $7,920,291)	23,822,741

		SHORT-TERM INVESTMENTS — 1.1%

		Money Market Funds — 0.0%
	1,036,332	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00%(c)	1,036,332

		U.S. Government — 1.1%
	27,300,000	U.S. Treasury Bill, 0.09%, due 10/18/12(b)(d)	27,275,594

		TOTAL SHORT-TERM INVESTMENTS (COST $28,309,960)	28,311,926

		TOTAL INVESTMENTS — 95.9%
		(Cost $2,581,179,359)	2,487,878,555
		Other Assets and Liabilities (net) — 4.1%	105,723,263

		TOTAL NET ASSETS — 100.0%	$2,593,601,818

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Futures Contracts

				Net Unrealized
Number of		Expiration		Appreciation
Contracts	Type	Date	Value	(Depreciation)

Buys
251	Australian Government Bond 10 Yr.	December 2011	$30,082,539	$853,169
8,650	Euro Dollar 90 Day	March 2012	2,149,525,000	1,307,625
			$2,179,607,539	$2,160,794

Sales
565	Australian Government Bond 3 Yr.	December 2011	$62,742,637	$(544,160)
8,650	Euro Dollar 90 Day	March 2013	2,147,795,000	(2,726,962)

			$2,210,537,637	$(3,271,122)

Written Options
A summary of open written option contracts for the Fund at November 30, 2011 is as follows:
Options on Interest Rate Swaps

					Description of Underlying Swap
Description	Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Premiums	Market Value

Call- OTC 2 Year Interest Rate Swap	500,000,000	USD	01/23/12	Citibank N.A.	(Pay)	0.85%	3 Month USD LIBOR	$(200,000)	(1,940,500)
Call- OTC 2 Year Interest Rate Swap	400,000,000	USD	05/21/12	Merrill Lynch Capital Services Inc.	(Pay)	0.77%	3 Month USD LIBOR	(310,000)	(1,331,600)
Call- OTC 1 Year Interest Rate Swap	250,000,000	NZD	06/01/12	Morgan Stanley Capital Services Inc.	(Pay)	3.25%	3 Month NZD Bank Bill	(193,871)	(1,057,466)
Call- OTC 1 Year Interest Rate Swap	500,000,000	NZD	02/15/12	Morgan Stanley Capital Services Inc.	(Pay)	3.33%	3 Month NZD Bank Bill	(281,812)	(2,315,220)
Call- OTC 1 Year Interest Rate Swap	500,000,000	NZD	05/11/12	Morgan Stanley Capital Services Inc.	(Pay)	3.13%	3 Month NZD Bank Bill	(354,780)	(1,765,892)
Call- OTC 1 Year Interest Rate Swap	500,000,000	NZD	03/27/12	Morgan Stanley Capital Services Inc.	(Pay)	2.80%	3 Month NZD Bank Bill	(263,568)	(892,511)
Call- OTC 1 Year Interest Rate Swap	500,000,000	NZD	03/26/12	Morgan Stanley Capital Services Inc.	(Pay)	2.80%	3 Month NZD Bank Bill	(262,360)	(890,169)

								$(1,866,391)	$(10,193,358)

Swap Agreements
Interest Rate Swaps

							Net Unrealized
Notional		Expiration		Receive			Appreciation/
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	(Depreciation)
100,000,000	AUD	8/25/2020	Barclays Bank PLC	Receive	5.27%	6 Month AUD Bank Bill Rate	$4,186,177
200,000,000	AUD	8/26/2020	Morgan Stanley Capital Services Inc.	Receive	5.26%	6 Month AUD Bank Bill Rate	8,192,129
200,000,000	AUD	8/30/2020	Morgan Stanley Capital Services Inc.	Receive	5.25%	6 Month AUD Bank Bill Rate	7,984,899
300,000,000	AUD	9/20/2020	Morgan Stanley Capital Services Inc.	Receive	5.58%	6 Month AUD Bank Bill Rate	19,408,732
200,000,000	AUD	9/22/2020	Morgan Stanley Capital Services Inc.	Receive	5.65%	6 Month AUD Bank Bill Rate	13,930,294
200,000,000	AUD	4/5/2021	Morgan Stanley Capital Services Inc.	Receive	6.06%	6 Month AUD Bank Bill Rate	20,692,066
100,000,000	NZD	7/14/2015	Barclays Bank PLC	Receive	4.87%	3 Month NZD Bank Bill Rate	4,329,204
100,000,000	NZD	7/15/2015	Barclays Bank PLC	Receive	4.86%	3 Month NZD Bank Bill Rate	4,303,455
100,000,000	NZD	7/15/2015	Citibank N.A.	Receive	4.85%	3 Month NZD Bank Bill Rate	4,283,603
125,000,000	NZD	7/16/2015	Merrill Lynch Capital Services Inc.	Receive	4.86%	3 Month NZD Bank Bill Rate	5,400,313
1,215,000,000	USD	2/8/2014	Morgan Stanley Capital Services Inc.	(Pay)	0.71%	3 Month USD Libor	(332,626)
505,000,000	USD	2/8/2017	Morgan Stanley Capital Services Inc.	Receive	1.79%	3 Month USD Libor	9,764,440

							$102,142,686

						Premiums to (Pay) Receive	$—

#	Receive — Fund receives fixed rate and pays variable rate. (Pay) — Fund pays fixed rate and receives variable rate.
As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.
Notes to Schedule of Investments:
CP — Counterparty
LIBOR — London Interbank Offered Rate
OTC — Over-the-Counter
USD LIBOR — London Interbank Offered Rate denominated in United States Dollars.
(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.

(c)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.

(d)	Rate shown represents yield-to-maturity.
Currency Abbreviations:
AUD — Australian Dollar
NZD — New Zealand Dollar
USD — United States Dollar

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$2,602,393,499	$18,107,411	$(132,622,355)	$(114,514,944)

Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Emerging Country Debt Fund, Class IV	$74,177,360	$11,900,000	$—	$1,026,777	—	$—	$89,043,603
GMO Short-Duration Collateral Fund	1,093,999,261	—	—	8,287,092	—	365,005,327	696,660,416
GMO U.S. Treasury Fund	639,615,835	642,115,000	512,250,000	289,788	39,047	—	769,787,532
GMO World Opportunity Overlay Fund	539,186,004	1,000,000	—	—	—	—	562,091,794

Totals	$2,346,978,460	$655,015,000	$512,250,000	$9,603,657	$39,047	$365,005,327	$2,117,583,345

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through November 30, 2011 for tax purposes. The actual tax characterization of distributions paid by the underlying funds will be determined through fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.4% of net assets. The Fund and the underlying funds classify such securities (levels defined below) as Level 3. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivative contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 4.5% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:
ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
U.S. Government	$238,231,184	$79,929,359	$—	$318,160,543

TOTAL DEBT OBLIGATIONS	238,231,184	79,929,359	—	318,160,543

Mutual Funds	2,117,583,345	—	—	2,117,583,345
Options Purchased	—	23,822,741	—	23,822,741
Short-Term Investments	28,311,926	—	—	28,311,926

Total Investments	2,384,126,455	103,752,100	—	2,487,878,555

Derivatives*
Futures Contracts
Interest rate risk	2,160,794	—	—	2,160,794
Swap Agreements			—
Interest rate risk	—	102,475,312	—	102,475,312

Total	$2,386,287,249	$206,227,412	$—	$2,592,514,661

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Written Options
Interest rate risk	$—	$(10,193,358)	$—	$(10,193,358)
Futures Contracts
Interest rate risk	(3,271,122)	—	—	(3,271,122)
Swap Agreements
Interest rate risk	—	(332,626)	—	(332,626)

Total	$(3,271,122)	$(10,525,984)	$—	$(13,797,106)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities and derivative financial instruments using Level 3 inputs were 26.2% and (0.1)% of total net assets, respectively.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.
• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.
• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.
The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the

Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended November 30, 2011, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to adjust interest-rate exposure and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2011, the Fund used purchased option contracts to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended November 30, 2011, the Fund used written option contracts to adjust interest rate exposure. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended November 30, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal	Number of
	Amount of	of Futures	Premium	Amount of	Futures
	Contracts	Contracts	s	Contracts	Contracts	Premiums
Outstanding, beginning of period	—	—	$—	(1,000,000,000)	(3,000)	$(700,812)
Options written	—	—	—	(2,150,000,000)	—	(1,384,579)
Options bought back	—	—	—	—	3,000	219,000
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	(3,150,000,000)	—	$(1,866,391)

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used swap agreements to adjust interest rate exposure and adjust its exposure to certain markets. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$23,822,741	$—	$—	$—	$—	$23,822,741
Unrealized appreciation on futures contracts*	2,160,794	—	—	—	—	2,160,794
Unrealized appreciation on swap agreements	102,475,312	—	—	—	—	102,475,312

Total	$128,458,847	$—	$—	$—	$—	$128,458,847

Liabilities:
Unrealized depreciation on futures contracts*	(3,271,122)	—	—	—	—	(3,271,122)
Written options outstanding	$(10,193,358)	$—	$—	$—	$—	$(10,193,358)
Unrealized depreciation on swap agreements	(332,626)	—	—	—	—	(332,626)

Total	$(13,797,106)	$—	$—	$—	$—	$(13,797,106)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), notional amounts (swap agreements), or principal amounts (options) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements	Options
Average amount outstanding	$281,995	$7,527,954,071	$5,180,197,268	$6,138,666,376

Subsequent events
Effective December 9, 2011, the Fund instituted a premium on cash purchases equal to 0.20% of the amount invested and a fee on cash redemptions equal to 0.20% of the amount redeemed.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 99.3%

	Affiliated Issuers — 99.3%
811,285	GMO Alpha Only Fund, Class IV	20,192,889
6,170,977	GMO Domestic Bond Fund, Class VI	18,266,093
1,270,045	GMO Emerging Country Debt Fund, Class IV	12,027,328
6,264,385	GMO Emerging Markets Fund, Class VI	73,230,658
5,644,923	GMO Flexible Equities Fund, Class VI	96,753,984
10,231,698	GMO International Growth Equity Fund, Class IV	218,958,336
20,477,771	GMO International Intrinsic Value Fund, Class IV	399,316,531
32,391,339	GMO Quality Fund, Class VI	707,426,851
3,669,745	GMO Special Situations Fund, Class VI	97,028,061
11,909,015	GMO Strategic Fixed Income Fund, Class VI	202,691,433
2,516,982	GMO U.S. Core Equity Fund, Class VI	30,556,164
384,516	GMO World Opportunity Overlay Fund	9,074,584

	TOTAL MUTUAL FUNDS (COST $1,738,808,506)	1,885,522,912

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 0.7%

	Asset-Backed Securities — 0.7%

	Auto Financing — 0.0%
400,979	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.60%, due 07/15/14	402,234
221,148	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.10%, due 11/10/14	221,701

	Total Auto Financing	623,935

	Business Loans — 0.1%
796,526	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.65%, due 01/25/36	501,811
290,713	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.54%, due 05/15/32	257,281
541,552	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 09/25/30	427,230

	Total Business Loans	1,186,322

	CMBS — 0.1%
600,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.38%, due 12/15/20	543,000
162,667	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	162,667
600,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .57%, 1.32%, due 03/06/20	594,000
52,893	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	52,924
274,675	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.62%, due 05/12/39	280,059
238,165	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.34%, due 09/15/21	226,257

	Total CMBS	1,858,907

	Corporate Collateralized Debt Obligations — 0.1%
1,100,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.64%, due 06/20/13	968,990

	Credit Cards — 0.0%
700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.50%, due 09/15/17	701,155

	Insured Auto Financing — 0.1%
457,402	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.05%, due 06/06/14	457,166
518,369	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.45%, due 07/14/14	520,894

	Total Insured Auto Financing	978,060

	Insured Other — 0.1%
900,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	903,465

	Insured Residential Asset-Backed Securities (United States) ♦ — 0.0%
107,825	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.48%, due 11/25/35	75,478

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
407,792	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 06/15/37	240,597

	Insured Time Share — 0.0%
183,688	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.25%, due 09/20/19	178,323

	Residential Asset-Backed Securities (United States) ♦ — 0.2%
418,142	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 06/25/36	67,948
289,140	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.33%, due 11/25/36	96,862
188,230	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.45%, due 03/25/36	54,587
153,844	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.37%, due 09/25/36	44,999
169,573	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.48%, due 05/25/37	133,539
594,398	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.56%, due 05/28/39	167,917
1,200,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.46%, due 02/25/37	739,560
17,933	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.80%, due 04/25/33	15,064
1,600,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.40%, due 02/25/37	1,164,000
998,384	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.38%, due 12/25/36	315,390
311,111	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.41%, due 03/25/36	108,889
268,547	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 04/25/37	219,537
286,599	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.51%, due 01/25/36	257,939

	Total Residential Asset-Backed Securities (United States)	3,386,231

	Residential Mortgage-Backed Securities (Australian) — 0.0%
117,224	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.74%, due 12/08/36	104,329
93,463	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.62%, due 03/09/36	90,639
282,134	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.53%, due 05/21/38	273,706

	Total Residential Mortgage-Backed Securities (Australian)	468,674

	Residential Mortgage-Backed Securities (European) — 0.0%
423,123	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.50%, due 01/13/39	374,879

465,690	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.88%, due 05/15/34	374,135

	Total Residential Mortgage-Backed Securities (European)	749,014

	Student Loans — 0.0%
12,287	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.40%, due 08/25/23	11,918
600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.44%, due 12/23/19	592,224

	Total Student Loans	604,142

	Total Asset-Backed Securities	12,923,293

	Corporate Debt — 0.0%
147,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	151,624

	U.S. Government Agency — 0.0%
150,000	Agency for International Development Floater (Support of Morocco), 6 mo. U.S. Treasury Bill + .45%, 0.52%, due 11/15/14(a)	146,779
33,334	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.04%, due 01/01/12(a)	33,283

	Total U.S. Government Agency	180,062

	TOTAL DEBT OBLIGATIONS (COST $12,821,165)	13,254,979

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
25,325	State Street Institutional U.S. Government Money Market Fund-Institutional Class, 0.00%(b)	25,325

	TOTAL SHORT-TERM INVESTMENTS (COST $25,325)	25,325

	TOTAL INVESTMENTS — 100.0% (Cost $1,751,654,996)	1,898,803,216
	Other Assets and Liabilities (net) — (0.0%)	(108,184)

	TOTAL NET ASSETS — 100.0%	$1,898,695,032

Notes to Schedule of Investments:
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
CMBS — Commercial Mortgage Backed Security
FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FSA — Insured as to the payment of principal and interest by Financial Security Assurance.
LIBOR — London Interbank Offered Rate
MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.
MTN — Medium Term Note
The rates shown on variable rate notes are the current interest rates at November 30, 2011, which are subject to change based on the terms of the security.

♦	These securities are primarily backed by subprime mortgages.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$1,814,980,854	$93,045,255	$(9,222,893)	$83,822,362
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Alpha Only Fund, Class IV	$76,562,509	$53,416,408	$115,917,730	$—	$—	—	$20,192,889
GMO Asset Allocation Bond Fund, Class VI	19,060,719	10,366,213	28,721,459	198,912	1,022,195	—	—
GMO Domestic Bond Fund, Class VI	28,263,076	—	—	279,846	—	9,142,587	18,266,093
GMO Emerging Country Debt Fund, Class IV	10,590,652	1,014,705	—	148,048	—	—	12,027,328
GMO Emerging Markets Fund, Class VI	71,011,675	20,260,404	2,625,458	28,999	5,307,398	—	73,230,658
GMO Flexible Equities Fund, Class VI	30,813,653	75,288,184	1,974,158	—	—	—	96,753,984
GMO International Growth Equity Fund, Class IV	320,270,734	49,018,681	118,571,985	1,984,233	—	—	218,958,336
GMO International Intrinsic Value Fund, Class IV	320,384,848	181,714,563	57,524,391	5,524,987	—	—	399,316,531
GMO Quality Fund, Class VI	579,206,834	157,901,542	59,760,260	9,613,238	—	—	707,426,851
GMO Special Situations Fund, Class VI	90,321,776	12,775,380	1,946,268	—	—	—	97,028,061
GMO Strategic Fixed Income Fund, Class VI	123,130,167	66,087,293	3,779,693	—	—	—	202,691,433
GMO U.S. Core Equity Fund, Class VI	52,712,842	4,035,646	25,208,759	816,162	—	—	30,556,164
GMO World Opportunity Overlay Fund	8,720,829	—	—	—	—	—	9,074,584
Totals	$1,731,050,314	$631,879,019	$416,030,161	$18,594,425	$6,329,593	$9,142,587	$1,885,522,912

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2011 through November 30, 2011 for tax purposes. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 29, 2012.

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.4% of net assets. The Fund and the underlying funds classify such securities (levels defined below) as Level 3.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	43.0%
Futures Contracts	0.1%
Swap Agreements	0.1%
Typically the Fund and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2011, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 0.8% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities using quoted prices. The Fund valued certain other debt securities by using an estimated specified spread above the LIBOR rate.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$1,885,522,912	$—	$—	$1,885,522,912
Debt Obligations
Asset-Backed Securities	—	1,984,566	10,938,727	12,923,293
Corporate Debt	—	151,624	—	151,624
U.S. Government Agency	—	—	180,062	180,062

TOTAL DEBT OBLIGATIONS	—	2,136,190	11,118,789	13,254,979

Short-Term Investments	25,325	—	—	25,325

Total Investments	1,885,548,237	2,136,190	11,118,789	1,898,803,216

Total	$1,885,548,237	$2,136,190	$11,118,789	$1,898,803,216

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and derivative financial instruments using Level 3 inputs were 4.6% and (0.1)% of total net assets, respectively.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
						Change in				from
	Balances as			Accrued	Total	Unrealized				Investments Still
	of February 28,			Discounts/	Realized	Appreciation	Transfers	Transfers out	Balances as of	Held as of November 30,
	2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	into level 3 *	of level 3 *	November 30, 2011	2011
Debt Obligations
Asset-Backed Securities	$16,149,456	$—	$(4,573,771)	$300,204	$722,195	$(1,659,357)	$—	$—	$10,938,727	$(1,320,007)
U.S. Government Agency	262,453	—	(83,104)	684	1,657	(1,628)	—	—	180,062	(1,628)

Total	$16,411,909	$—	$(4,656,875)	$300,888	$723,852	$(1,660,985)	$—	$—	$11,118,789	$(1,321,635)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.
The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.
Derivative financial instruments
At November 30, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Taiwan Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 95.6%

	Taiwan — 95.6%
384,220	Asia Cement Corp	424,785
597,323	Asustek Computer Inc	4,173,566
444,448	Catcher Technology Co Ltd	2,171,801
186,755	China Life Insurance Co Ltd.	165,345
182,650	China Petrochemical Development Corp	161,905
444,938	China Steel Corp	433,484
653,065	Chinatrust Financial Holding Co Ltd	371,067
3,129,612	Chunghwa Telecom Co Ltd	10,374,302
13,400	Chunghwa Telecom Co Ltd ADR	447,962
4,291,486	Compal Electronics Inc	3,914,562
7,952	Compeq Manufacturing Co Ltd *	2,402
13,000	Dynapack International Technology Corp	45,327
936,000	E Ink Holdings Inc	1,735,519
1,601,767	Far Eastone Telecommunications Co Ltd	3,051,549
5,647	First Financial Holding Co Ltd	3,301
53,000	Formosa Chemicals & Fibre Co	139,376
10,605	Formosa Petrochemical Corp	33,446
419,000	Fubon Financial Holding Co Ltd	436,734
18,655	Genesis Photonics Inc *	25,441
61,531	Gintech Energy Corp	58,454
11,000	Global Unichip Corp	35,918
904,000	Grand Pacific Petrochemical Corp	378,286
262,000	Highwealth Construction Corp	394,657
890,936	Hon Hai Precision Industry Co Ltd	2,422,881
52,228	HTC Corp	859,851
2,000	Largan Precision Co Ltd	32,979
1,757,852	Lite-On Technology Corp	1,926,407
2,741,000	Macronix International Co Ltd	1,135,885
256,000	MediaTek Inc	2,443,068
653,180	Mega Financial Holding Co Ltd	436,877
189,180	Nan Ya Plastics Corp	352,320
305,000	Neo Solar Power Corp	184,672
175,995	Novatek Microelectronics Corp Ltd	443,272
598,425	Powertech Technology Inc	1,363,983
2,021,856	Quanta Computer Inc	4,069,459
103,080	Radiant Opto-Electronics Corp	313,233
250,000	Senao International Co Ltd	821,351
2,618,844	Taishin Financial Holding Co Ltd	976,418
366,000	Taiwan Cement Corp	407,152
9,350	Taiwan Glass Industrial Corp	9,432
796,158	Taiwan Mobile Co Ltd	2,562,034
2,628,190	Taiwan Semiconductor Manufacturing Co Ltd	6,588,899
106,710	TPK Holding Co Ltd *	1,461,676
29,400	TSRC Corp	70,837
4,906,000	United Microelectronics Corp	2,176,929
58,500	United Microelectronics Corp Sponsored ADR	133,965
1,947,060	Wistron Corp	2,451,609
2,968,195	Ya Hsin Industrial Co Ltd * (a) (b)	0
1,208,152	Yungtay Engineering Co Ltd	1,833,198

	Total Taiwan	64,457,576

	TOTAL COMMON STOCKS (COST $71,684,342)	64,457,576

	INVESTMENT FUNDS — 2.9%

	United States — 2.9%
160,895	iShares MSCI Taiwan Index Fund (c)	1,987,053

	TOTAL INVESTMENT FUNDS (COST $1,971,085)	1,987,053

	MUTUAL FUNDS — 1.3%

	United States — 1.3%

	Affiliated Issuers — 1.3%
35,986	GMO U.S. Treasury Fund	900,001

	TOTAL MUTUAL FUNDS (COST $900,001)	900,001

Par Value	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.4%

	Time Deposits — 0.4%
USD 130,000	Bank of America (Charlotte) Time Deposit, 0.03%, due 12/01/11	130,000
USD 117,274	Citibank (New York) Time Deposit, 0.03%, due 12/01/11	117,274

	Total Time Deposits	247,274

	TOTAL SHORT-TERM INVESTMENTS (COST $247,274)	247,274

	TOTAL INVESTMENTS — 100.2% (Cost $74,802,702)	67,591,904

	Other Assets and Liabilities (net) — (0.2%)	(135,769)

	TOTAL NET ASSETS — 100.0%	$67,456,135

Notes to Schedule of Investments:

ADR — American Depositary Receipt

MSCI — Morgan Stanley Capital International

*	Non-income producing security.

(a)	Bankrupt issuer.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(c)	Represents an investment to equitize cash. The iShares® MSCI Taiwan Index Fund is a separate investment portfolio of iShares, Inc., and a registered investment company. The iShares® MSCI Taiwan Index Fund prospectus states that the fund invests in the Taiwanese market and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Taiwan Index. iShares® is a registered trademark of BlackRock. Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Taiwan Index Fund.
Currency Abbreviations
USD — United States Dollar

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$76,374,226	$3,985,467	$(12,767,789)	$(8,782,322)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$—	$11,050,118	$10,150,517	$135	$38	$900,001

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented less than 0.1% of net assets. The Fund classifies such securities (levels defined below) as Level 3. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	94.7%
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) due to market events that have occurred since the local market close but prior to the close of the NYSE.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value technique on Level 3 investments: The Fund deemed certain bankrupt securities to be worthless.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)		Total
Common Stocks
Taiwan	$581,927	$63,875,649	$0	*	$64,457,576

TOTAL COMMON STOCKS	581,927	63,875,649	0		64,457,576

Investment Funds
United States	1,987,053	—	—		1,987,053

TOTAL INVESTMENT FUNDS	1,987,053	—	—		1,987,053

Mutual Funds
United States	900,001	—	—		900,001

TOTAL MUTUAL FUNDS	900,001	—	—		900,001

Short-Term Investments	247,274	—	—		247,274

Total Investments	3,716,255	63,875,649	0	*	67,591,904

Total	$3,716,255	$63,875,649	$0	*	$67,591,904

*	Represents the interest in securities that were determined to have a fair value of zero as of November 30, 2011.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was less than 0.1% of total net assets.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries. Certain characteristics of Taiwan’s economy and geographic location also subject the Fund to risks. For example, Taiwan is a small island state with few raw material resources and limited land area and thus it relies heavily on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan’s economy also is intricately linked with economies of other Asian countries, which, like emerging market economies, often experience over-extensions of credit, frequent and pronounced currency fluctuations, devaluations and restrictions, rising unemployment and fluctuations in inflation. Currency devaluations in any one country can have a significant effect on the entire region. Political and social unrest in Asian countries could cause further economic and market uncertainty in Taiwan. In particular, the Taiwanese economy is dependent on the economies of Japan and China, and also the United States, and a reduction in purchases by any of them of Taiwanese products and services or negative changes in their economies would likely have an adverse impact on the Taiwanese economy. Taiwan’s geographic proximity to the People’s Republic of China and Taiwan’s history of political contention with China have resulted in ongoing tensions with China, including the continual risk of war with China. These tensions may materially affect the Taiwanese economy and securities markets. All of these risks could reduce the value of an investment in Taiwan Fund.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments tied economically to Taiwan, creates additional risk.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless otherwise adjusted due to the time at which foreign markets close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers (unless otherwise adjusted due to the time at which foreign markets close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 95.2%

	Australia — 3.7%
219,598	BlueScope Steel Ltd	89,555
174,362	Charter Hall Office (REIT)	626,283
21,896	Commonwealth Bank of Australia	1,096,424
484,938	Dexus Property Group (REIT)	438,694
657,566	Goodman Group (REIT)	414,254
343,612	GPT Group (REIT)	1,127,644
42,482	Iluka Resources Ltd	685,529
302,836	Mirvac Group (REIT)	404,740
36,627	National Australia Bank Ltd	917,124
199,935	QBE Insurance Group Ltd	2,863,789
229,609	Stockland (REIT)	823,048
102,872	TABCORP Holdings Ltd	305,291
1,263,133	Telstra Corp Ltd	4,150,245
44,779	Wesfarmers Ltd	1,437,778
100,610	Westpac Banking Corp	2,198,027

	Total Australia	17,578,425

	Austria — 0.8%
8,027	Andritz AG	708,760
33,320	Immofinanz AG *	103,097
88,088	Immofinanz AG (Entitlement Shares) *	—
55,553	OMV AG	1,844,824
15,218	Raiffeisen International Bank Holding	361,762
29,277	Voestalpine AG	851,388

	Total Austria	3,869,831

	Belgium — 0.5%
149,206	Ageas	263,134
34,388	Belgacom SA	1,092,054
13,857	Colruyt SA	524,779
3,768	Delhaize Group	222,220
6,642	Mobistar SA	363,201

	Total Belgium	2,465,388

	Canada — 2.6%
9,300	Alimentation Couche Tard Inc	267,160
6,900	Bank of Montreal	403,602
30,600	BCE Inc	1,200,059
60,400	Canadian Natural Resources Ltd	2,268,664
4,700	Canadian Tire Corp Ltd	297,681
16,800	Canadian National Railway Co	1,299,099
73,300	EnCana Corp	1,476,852
18,000	First Quantum Minerals Ltd	363,547
26,000	Husky Energy Inc	647,483
28,300	Manulife Financial Corp	304,934
10,100	Metro Inc Class A	510,471
53,100	Research In Motion Ltd *	956,888
15,700	Shoppers Drug Mart Corp	653,429
72,100	Sun Life Financial Inc	1,304,933
12,900	Valeant Pharmaceuticals International Inc *	596,970

	Total Canada	12,551,772

	Denmark — 0.3%
14,358	Novo-Nordisk A/S Class B	1,629,924

	Finland — 0.6%
10,903	Nokian Renkaat Oyj	361,154
317,695	Nokia Oyj	1,836,148
17,504	Sampo Oyj Class A	457,260

	Total Finland	2,654,562

	France — 11.6%
6,500	Arkema	473,487
27,810	BNP Paribas	1,107,062
9,634	Compagnie de Saint-Gobain	408,510
3,861	Compagnie Generale des Etablissements Michelin-Class B	246,132
12,581	Dassault Systemes SA	1,030,119
12,316	Essilor International SA	880,420
1,613	Esso SAF	142,700
35,103	European Aeronautic Defense and Space Co NV	1,053,154
7,455	Eutelsat Communications	289,690
65,546	France Telecom SA	1,131,360
16,002	GDF Suez VVPR Strip *	22
3,105	L’Oreal SA	336,069
20,102	Lagardere SCA	489,558
9,419	LVMH Moet Hennessy Louis Vuitton SA	1,483,043
2,071	Nexans SA	121,693
4,045	NYSE Euronext	119,037
63,982	PagesJaunes Groupe	222,339
28,474	Peugeot SA	533,127
2,966	PPR	444,469
36,488	Renault SA	1,367,221
22,853	Safran SA	678,108
277,599	Sanofi	19,416,940
12,280	SES SA Class A FDR	302,642
7,719	Technip SA	735,446
362,046	Total SA	18,678,883
5,934	Unibail-Rodamco SE (REIT)	1,106,170
8,473	Valeo SA	375,184
12,315	Vinci SA	550,553
91,428	Vivendi SA	2,108,883

	Total France	55,832,021

	Germany — 7.1%
16,460	Adidas AG	1,160,773
16,187	Aurubis AG	923,683
57,657	BASF AG	4,212,041
21,934	Bayerische Motoren Werke AG	1,662,752
9,725	Beiersdorf AG	557,121
5,042	Bilfinger & Berger SE	460,615
3,285	Continental AG *	233,232
11,291	Deutsche Bank AG (Registered)	441,174
28,692	Deutsche Post AG (Registered)	433,691
408,729	E.ON AG	10,117,550
4,905	Fraport AG	279,347
9,357	Fresenius SE & Co KGaA	901,154
11,954	Fresenius Medical Care AG & Co	819,513
24,890	GEA Group AG	736,751
116,991	Infineon Technologies AG	972,558
6,289	Kabel Deutschland Holding AG *	349,594
16,442	Lanxess AG	922,350
12,445	Leoni AG	463,111
6,978	Linde AG	1,075,386
5,421	Merck KGaA	539,606

44,549	RWE AG	1,846,747
13,513	Salzgitter AG	701,563
22,815	SAP AG	1,366,148
3,511	SGL Carbon SE *	211,582
7,692	Siemens AG (Registered)	778,424
20,733	Software AG	893,727
29,341	Suedzucker AG	934,727
1,625	Volkswagen AG	247,497

	Total Germany	34,242,417

	Greece — 0.2%
80,194	OPAP SA	719,535
31,481	Public Power Corp SA	179,846

	Total Greece	899,381

	Hong Kong — 1.2%
186,000	AIA Group Ltd	585,857
231,900	CLP Holdings Ltd	2,065,189
10	Esprit Holdings Ltd	14
265,800	Hong Kong & China Gas	615,495
583,000	Pacific Basin Shipping Ltd	260,997
196,500	Power Assets Holdings Ltd	1,472,320
41,500	Swire Pacific Ltd	506,613
163,500	Yue Yuen Industrial Holdings	471,171

	Total Hong Kong	5,977,656

	Ireland — 1.0%
57,269	C&C Group Plc	234,624
110,360	CRH Plc	2,106,846
17,890	DCC Plc	433,131
17,996	Elan Corp Plc *	196,004
31,679	Kerry Group Plc Class A	1,183,110
10,329	Paddy Power Plc	560,814
28,048	Smurfit Kappa Group Plc *	169,869

	Total Ireland	4,884,398

	Italy — 5.8%
47,666	Benetton Group SPA	234,132
71,755	Campari	513,120
1,680,455	Enel SPA	7,160,252
478,076	ENI SPA	10,124,829
12,403	Exor SPA	263,845
155,594	Finmeccanica SPA	675,038
74,327	Mediaset SPA	219,720
54,141	Mediobanca SPA	349,841
93,823	Pirelli & C SPA	887,611
34,942	Recordati SPA	268,451
33,277	Saipem SPA	1,488,959
217,524	Snam Rete Gas SPA	1,009,843
1,471,783	Telecom Italia SPA	1,666,242
1,553,914	Telecom Italia SPA-Di RISP	1,518,346
266,586	Terna SPA	956,592
3,659	Tod’s SPA	340,787

	Total Italy	27,677,608

	Japan — 24.2%
189	Advance Residence Investment Corp (REIT)	352,628
150,100	Aeon Co Ltd	2,051,049

16,700	Aisin Seiki Co Ltd	504,618
76,800	Alps Electric Co Ltd	537,684
18,600	Asahi Breweries Ltd	412,849
60,500	Astellas Pharma Inc	2,332,058
72,300	Bridgestone Corp	1,675,339
14,700	Canon Inc	659,475
12,800	Capcom	328,332
27	Central Japan Railway Co	216,339
205,000	Cosmo Oil Co Ltd	566,916
127	CyberAgent Inc	421,582
62,300	Daiei Inc *	226,423
184,000	Daikyo Inc *	355,564
27,000	Dainippon Screen Manufacturing Co Ltd	206,050
39,400	Daito Trust Construction Co Ltd	3,514,050
31,900	Dena Co Ltd	990,331
20,700	Don Quijote Co Ltd	713,446
41,300	Edion Corp	323,444
46,900	Eisai Co Ltd	1,810,646
22,600	Electric Power Development Co Ltd	570,284
7,100	Fanuc Ltd	1,166,519
7,600	Fast Retailing Co Ltd	1,233,302
178,000	Fuji Electric Co Ltd	526,510
85,000	Fuji Heavy Industries Ltd	491,282
23,500	Fuji Oil Co Ltd	336,385
30,900	Gree Inc	1,037,406
66,000	Hanwa Co Ltd	286,118
371,000	Hitachi Ltd	2,058,646
17,600	Honda Motor Co Ltd	558,525
23,600	Hosiden Corp	166,174
191	INPEX Corp	1,289,418
252,000	Itochu Corp	2,560,922
368	Japan Retail Fund Investment Corp (REIT)	562,789
91	Japan Tobacco Inc	436,688
65,000	JFE Holdings Inc	1,196,456
30,000	JGC Corp	756,094
14,000	JS Group Corp	265,514
544,000	JX Holdings Inc	3,459,634
32,460	K’s Holdings Corp	1,279,468
486,000	Kajima Corp	1,463,527
62,000	Kamigumi Co Ltd	508,079
88,900	Kao Corp	2,352,696
229,000	Kawasaki Kisen Kaisha Ltd	398,169
733	KDDI Corp	4,856,710
42,000	Kinugawa Rubber Industrial Co Ltd	377,934
319,000	Kobe Steel Ltd	509,389
38,000	Komatsu Ltd	972,489
21,400	Konami Corp	643,658
13,000	Kyudenko Corp	78,459
18,800	Lawson Inc	1,113,387
131,400	Leopalace21 Corp *	303,310
9,900	Makita Corp	346,329
231,000	Marubeni Corp	1,427,055
267,000	Mazda Motor Corp *	486,937
53,700	Medipal Holdings Corp	527,787
180,000	Mitsubishi Heavy Industries Ltd	755,804
295,000	Mitsubishi Chemical Holdings Corp	1,713,784
34,900	Mitsubishi Corp	721,503
54,000	Mitsubishi Electric Corp	511,188
17,510	Mitsubishi UFJ Lease & Finance Co Ltd	670,355
27,400	Mitsui & Co Ltd	432,314

329,000	Mitsui Mining & Smelting Co Ltd	852,492
198,000	Mitsui OSK Lines Ltd	629,414
976,000	Mizuho Financial Group Inc	1,284,835
16,100	Nagase & Co	175,701
22,700	Namco Bandai Holdings Inc	327,285
178	Net One Systems Co Ltd	459,184
13,900	Nikon Corp	325,461
4,300	Nintendo Co Ltd	654,621
19,000	Nippon Corp	165,385
23,000	Nippon Paper Group Inc	493,011
543,000	Nippon Steel Corp	1,318,158
97,800	Nippon Telegraph & Telephone Corp	4,823,347
191,000	Nippon Yusen Kabushiki Kaisha	425,480
138,800	Nissan Motor Co Ltd	1,274,644
24,000	Nisshinbo Holdings Inc	203,152
9,550	Nitori Holdings Co Ltd	892,686
14,300	Nitto Denko Corp	594,406
1,302	NTT Docomo Inc	2,301,345
186,000	Obayashi Corp	781,874
62,000	OJI Paper Co Ltd	309,055
12,000	Ono Pharmaceutical Co Ltd	625,189
15,390	ORIX Corp	1,298,530
133,000	Osaka Gas Co Ltd	507,401
31,000	Pacific Metals Co Ltd	158,473
111,500	Penta Ocean Construction Co Ltd	351,923
11,100	Point Inc	461,516
19,850	Promise Co Ltd *	207,044
694,600	Resona Holdings Inc	3,111,073
80,100	Round One Corp	478,624
14,200	Ryohin Keikaku Co Ltd	646,086
7,600	Ryosan Co	171,282
22,700	Sankyo Co Ltd	1,134,681
11,600	Sanrio Co Ltd	603,402
7,700	Secom Co Ltd	347,278
30,500	Sega Sammy Holdings Inc	623,729
24,500	Seven & I Holdings Co Ltd	684,052
4,600	Shimamura Co Ltd	437,221
3,700	SMC Corp	614,551
223,600	Sojitz Corp	350,869
8,600	Start Today Co Ltd	166,654
255,700	Sumitomo Corp	3,413,097
21,000	Sumitomo Metal Mining Co Ltd	283,360
592,000	Taiheiyo Cement Co Ltd	1,150,029
443,000	Taisei Corp	1,148,137
1,000	Taisho Pharmaceutical Holdings Co Ltd *	66,916
156,400	Takeda Pharmaceutical Co Ltd	6,423,970
165,000	Tokyo Tatemono Co Ltd	483,151
69,000	TonenGeneral Sekiyu KK	786,928
232,000	Toray Industries Inc	1,739,284
150,000	Tosoh Corp	438,967
26,900	Toyota Motor Corp	885,831
68,600	Toyota Tsusho Corp	1,154,301
4,300	Unicharm Corp	203,966
108,500	UNY Co Ltd	996,436
7,450	USS Co Ltd	647,786
10,158	West Japan Railway Co	419,323
2,471	Yahoo Japan Corp	782,980
45,380	Yamada Denki Co Ltd	3,282,476
28,200	Yamaha Motor Co Ltd *	393,524
35,200	Yamato Holdings Co Ltd	565,256

46,000	Zeon Corp	391,139

	Total Japan	116,535,791

	Malta — 0.0%
1,718,063	BGP Holdings Plc *	—

	Netherlands — 1.3%
216,631	Aegon NV *	945,684
10,641	CSM NV	139,861
4,124	Heineken Holding NV	165,484
274,147	ING Groep NV *	2,138,121
56,813	Koninklijke BAM Groep NV	196,814
6,905	Koninklijke DSM NV	336,258
69,055	Unilever NV	2,352,003

	Total Netherlands	6,274,225

	New Zealand — 0.5%
180,039	Chorus Ltd *	462,519
113,103	Fletcher Building Ltd	535,272
900,197	Telecom Corp of New Zealand	1,426,925

	Total New Zealand	2,424,716

	Norway — 0.2%
23,130	Acergy SA *	457,144
17,754	Statoil ASA	459,115

	Total Norway	916,259

	Portugal — 0.2%
155,807	EDP — Energias de Portugal SA	499,372
29,353	Jeronimo Martins SGPS SA	535,541

	Total Portugal	1,034,913

	Singapore — 1.9%
208,000	CapitaCommercial Trust (REIT)	176,835
346,000	Ezra Holdings Ltd	244,712
3,889,000	Golden Agri-Resources Ltd	2,196,674
198,000	Ho Bee Investment Ltd	188,526
370,200	Jaya Holdings Ltd *	140,023
169,400	Keppel Corp Ltd	1,258,364
164,000	SembCorp Marine Ltd	493,167
169,000	Singapore Exchange Ltd	830,271
250,000	Singapore Press Holdings Ltd	771,772
998,670	Singapore Telecommunications	2,434,234
32,002	Suntec Real Estate Investment Trust (REIT)	28,719
341,067	Swiber Holdings Ltd *	142,783
38,000	Venture Corp Ltd	196,592

	Total Singapore	9,102,672

	Spain — 4.9%
72,653	Banco Bilbao Vizcaya Argentaria SA	612,009
339,086	Banco Popular Espanol SA	1,447,980
309,163	Banco Santander SA	2,320,648
66,603	Cintra Concesiones de Infraestructuras de Transporte SA	825,928
19,186	Fomento de Construcciones y Contratas SA	496,571
152,744	Gas Natural SDG SA	2,659,089
36,407	Grifols SA *	588,664
230,862	Iberdrola SA	1,538,437
22,039	Inditex SA	1,874,045

172,906	Mapfre SA	578,794
13,989	Red Electrica de Espana	614,949
104,342	Repsol YPF SA	3,150,185
367,029	Telefonica SA	6,892,199

	Total Spain	23,599,498

	Sweden — 0.6%
12,050	Atlas Copco AB	229,984
11,946	Atlas Copco AB Class A	256,325
11,862	Hennes & Mauritz AB Class B	376,856
51,797	Investor AB B Shares	966,092
62,088	Swedbank AB Class A	830,609
7,209	Swedish Match AB	236,463

	Total Sweden	2,896,329

	Switzerland — 3.4%
65,097	Nestle SA (Registered)	3,653,425
159,119	Novartis AG (Registered)	8,593,102
13,741	Roche Holding AG (Non Voting)	2,185,840
2,503	Swatch Group AG	976,246
890	Swisscom AG (Registered)	336,104
1,855	Syngenta AG (Registered) *	545,877

	Total Switzerland	16,290,594

	United Kingdom — 22.6%
47,044	3i Group Plc	140,933
38,511	Aggreko Plc	1,148,039
79,832	Amlin Plc	421,606
203,387	ARM Holdings Plc	1,911,183
14,809	Associated British Foods Plc	258,473
315,130	AstraZeneca Plc	14,514,181
149,674	Aviva Plc	734,652
611,764	BAE Systems Plc	2,641,166
97,895	Balfour Beatty Plc	387,557
1,144,856	Barclays Plc	3,298,015
142,347	BG Group Plc	3,053,176
22,363	BHP Billiton Plc	687,714
754,372	BP Plc	5,463,434
109,205	British American Tobacco Plc	5,067,883
1,200,752	BT Group Plc	3,593,154
108,950	Burberry Group Plc	2,182,657
39,353	Capita Group Plc	390,269
197,295	Cobham Plc	548,877
26,105	Cookson Group Plc	204,563
13,123	Croda International Plc	376,752
33,472	Diageo Plc	716,904
147,071	Drax Group Plc	1,295,295
20,106	Experian Plc	267,377
125,029	FirstGroup Plc	642,711
12,561	Fresnillo Plc	339,680
609,967	GlaxoSmithKline Plc	13,518,106
210,476	Home Retail Group Plc	297,519
41,712	IMI Plc	525,203
37,280	Imperial Tobacco Group Plc	1,341,223
92,859	Inchcape Plc	476,945
23,191	Intertek Group Plc	702,888
40,702	Land Securities Group Plc (REIT)	440,158
879,758	Legal & General Group Plc	1,469,606
1,406,216	Lloyds Banking Group Plc *	550,296

103,105	Man Group Plc	231,090
49,343	Next Plc	2,085,591
65,833	Pearson Plc	1,195,909
13,060	Petrofac Ltd	298,593
62,929	Prudential Plc	619,387
213,300	Punch Taverns Plc *	40,359
6,983	Randgold Resources Ltd	742,913
16,795	Reckitt Benckiser Group Plc	852,056
46,335	Rio Tinto Plc	2,439,336
142,690	Royal Dutch Shell Group Class A (Amsterdam)	4,983,944
40,199	Royal Dutch Shell Plc A Shares (London)	1,405,943
222,874	Royal Dutch Shell Plc B Shares (London)	8,031,168
17,375	SABMiller Plc	613,469
156,433	Sage Group Plc (The)	714,930
63,700	Scottish & Southern Energy Plc	1,319,020
47,431	Shire Plc	1,595,009
47,433	Smith & Nephew Plc	433,370
213,300	Spirit Pub Co Plc *	133,022
22,723	Standard Chartered Plc	494,698
29,297	Travis Perkins Plc	384,628
106,249	TUI Travel Plc	288,366
2,768,253	Vodafone Group Plc	7,493,962
44,654	Weir Group Plc (The)	1,451,452
253,927	William Hill Plc	808,644
20,250	Wolseley Plc	607,127

	Total United Kingdom	108,872,181

	TOTAL COMMON STOCKS (COST $429,021,652)	458,210,561

	PREFERRED STOCKS — 1.1%

	Germany — 1.1%
6,211	Hugo Boss AG 2.95%	565,426
41,675	Porsche Automobil Holding SE 1.12%	2,553,790
24,058	ProSiebenSat.1 Media AG 7.61%	475,928
9,574	Volkswagen AG 1.74%	1,654,352

	Total Germany	5,249,496

	TOTAL PREFERRED STOCKS (COST $4,334,397)	5,249,496

	RIGHTS/WARRANTS — 0.0%

	Australia — 0.0%
175,678	BlueScope Steel Ltd, Expires 12/14/11*	1,987

	TOTAL RIGHTS/WARRANTS (COST $135,535)	1,987

	MUTUAL FUNDS — 2.7%

	United States — 2.7%

	Affiliated Issuers
520,833	GMO U.S. Treasury Fund	13,026,025

	TOTAL MUTUAL FUNDS (COST $13,026,025)	13,026,025

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposits — 0.5%
USD	1,691,160	Bank of America (Charlotte) Time Deposit, 0.03%, due 12/01/11	1,691,160
AUD	10,034	Brown Brothers Harriman (Grand Cayman) Time Deposit, 3.78%, due 12/01/11	10,319
CAD	10,228	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.25%, due 12/01/11	10,028
CHF	9,563	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/11	10,468
DKK	55,076	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.14%, due 12/01/11	9,952
HKD	77,869	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/11	10,023
NOK	57,310	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.95%, due 12/01/11	9,922
NZD	12,702	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.75%, due 12/01/11	9,918
SEK	67,859	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.06%, due 12/01/11	10,028
SGD	16,884	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/11	13,174
JPY	15,252,400	Citibank (New York) Time Deposit, 0.01%, due 12/01/11	196,653
EUR	274,343	JPMorgan Chase (New York) Time Deposit, 0.10%, due 12/01/11	368,635
GBP	77,286	JPMorgan Chase (New York) Time Deposit, 0.10%, due 12/01/11	121,254

		Total Time Deposits	2,471,534

		TOTAL SHORT-TERM INVESTMENTS (COST $2,471,534)	2,471,534

		TOTAL INVESTMENTS — 99.5% (Cost $448,989,143)	478,959,603
		Other Assets and Liabilities (net) — 0.5%	2,619,887

		TOTAL NET ASSETS — 100.0%	$481,579,490

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Futures Contracts

				Net Unrealized
Number of		Expiration		Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
96	MSCI EAFE E-Mini	December 2011	$6,961,440	$390,035
As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
FDR — Fiduciary Depositary Receipt
REIT — Real Estate Investment Trust
*	Non-income producing security.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar
As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$454,244,273	$56,048,688	$(31,333,358)	$24,715,330

Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$263,025	$26,467,000	$13,703,964	$167	$—	$13,026,025

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	93.2%
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments provided by an independent pricing service applied to equity securities (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) due to market events that have occurred since the local market close but prior to the close of the NYSE.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices in			Significant
	Active Markets for	Significant Other		Unobservable
	Identical Assets	Observable Inputs		Inputs
Description	(Level 1)	(Level 2)		(Level 3)	Total
Common Stocks
Australia	$—	$17,578,425		$—	$17,578,425
Austria	—	3,869,831		—	3,869,831
Belgium	—	2,465,388		—	2,465,388
Canada	12,551,772	—		—	12,551,772
Denmark	—	1,629,924		—	1,629,924
Finland	—	2,654,562		—	2,654,562
France	22	55,831,999		—	55,832,021
Germany	—	34,242,417		—	34,242,417
Greece	—	899,381		—	899,381
Hong Kong	—	5,977,656		—	5,977,656
Ireland	—	4,884,398		—	4,884,398
Italy	—	27,677,608		—	27,677,608
Japan	66,916	116,468,875		—	116,535,791
Malta	—	0	*	—	0
Netherlands	—	6,274,225		—	6,274,225
New Zealand	1,889,444	535,272		—	2,424,716
Norway	—	916,259		—	916,259
Portugal	—	1,034,913		—	1,034,913
Singapore	—	9,102,672		—	9,102,672
Spain	—	23,599,498		—	23,599,498
Sweden	—	2,896,329		—	2,896,329
Switzerland	—	16,290,594		—	16,290,594
United Kingdom	133,022	108,739,159		—	108,872,181

TOTAL COMMON STOCKS	14,641,176	443,569,385		—	458,210,561

Preferred Stocks
Germany	—	5,249,496		—	5,249,496

TOTAL PREFERRED STOCKS	—	5,249,496		—	5,249,496

RIGHTS/WARRANTS
Australia	—	1,987		—	1,987

Total RIGHTS/WARRANTS	—	1,987		—	1,987

Mutual Funds
United States	13,026,025	—		—	13,026,025

TOTAL MUTUAL FUNDS	13,026,025	—		—	13,026,025

Short-Term Investments	2,471,534	—		—	2,471,534

Total Investments	30,138,735	448,820,868		—	478,959,603

Derivatives**
Futures Contracts
Equity risk	390,035	—		—	390,035

Total Derivatives	390,035	—		—	390,035

Total	$30,528,770	$448,820,868		$—	$479,349,638

*	Represents the interest in securities that were determined to have a fair value of zero at November 30, 2011.

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.
** Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and you may incur tax liabilities that exceed your economic return. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Liquidity Risk — Shares of small- and mid-cap companies often have lower trading volumes and a limited number or no market makers. Thus, a large position may limit or prevent the Fund from selling those shares or unwinding derivative positions on them at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposures in excess of its net assets. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (unless otherwise adjusted due to the time at which foreign markets close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers (unless otherwise adjusted due to the time at which foreign markets close) and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used swap agreements to achieve returns comparable to holding and lending a direct equity position. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2011, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$1,987	$—	$1,987
Unrealized appreciation on futures contracts*	—	—	—	390,035	—	390,035

Total	$—	$—	$—	$392,022	$—	$392,022

*     The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (futures contracts and rights and/or warrants) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Futures	Rights and/or	Swap
	Contracts	Warrants	Agreements
Average amount outstanding	$3,243,091	$56,831	$27,174*
* During the period ended November 30, 2011, the Fund did not hold swap agreements at any month-end, therefore, the average amount outstanding was calculated using daily outstanding notional amounts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 98.6%

	Automobiles & Components — 0.2%
2,500	General Motors Co.*	53,224

	Banks — 0.1%
100	CapitalSource, Inc.	645
600	CIT Group, Inc.*	20,316

	Total Banks	20,961

	Capital Goods — 3.3%
2,600	3M Co.	210,704
200	Alliant Techsystems, Inc.	11,768
1,400	Danaher Corp.	67,732
1,300	Fastenal Co.	54,145
1,400	General Dynamics Corp.	92,484
401	GeoEye, Inc.*	7,615
100	Harsco Corp.	2,064
350	ITT Corp.	7,060
320	Joy Global, Inc.	29,210
600	L-3 Communications Holdings, Inc.	39,780
500	Northrop Grumman Corp.	28,535
600	Oshkosh Corp.*	12,312
230	Precision Castparts Corp.	37,892
1,600	United Technologies Corp.	122,560
200	WW Grainger, Inc.	37,380
100	Xylem, Inc	2,390

	Total Capital Goods	763,631

	Commercial & Professional Services — 0.4%
300	Copart, Inc.*	13,479
1,000	Pitney Bowes, Inc.	18,630
750	Rollins, Inc.	16,650
1,400	RR Donnelley & Sons Co.	21,028
400	Stericycle, Inc.*	32,408

	Total Commercial & Professional Services	102,195

	Consumer Durables & Apparel — 1.6%
1,400	Coach, Inc.	87,626
300	Fossil, Inc.*	26,877
3,728	KB Home	27,401
1,800	Nike, Inc.-Class B	173,124
480	VF Corp.	66,571

	Total Consumer Durables & Apparel	381,599

	Consumer Services — 2.5%
1,500	Apollo Group, Inc.-Class A*	72,720
300	DeVry, Inc.	10,353
2,100	H&R Block, Inc.	33,033
100	ITT Educational Services, Inc.*	5,496
4,500	McDonald’s Corp.	429,840
400	Weight Watchers International, Inc.	23,508

	Total Consumer Services	574,950

	Diversified Financials — 0.4%
8,507	Bank of America Corp.	46,278
600	Capital One Financial Corp.	26,796

2,200	SLM Corp.	28,336

	Total Diversified Financials	101,410

	Energy — 8.1%
600	Anadarko Petroleum Corp.	48,762
440	Apache Corp.	43,754
600	Baker Hughes, Inc.	32,766
300	Berry Petroleum Co.-Class A	13,164
3,860	Chevron Corp.	396,885
4,751	ConocoPhillips	338,841
7,500	Exxon Mobil Corp.	603,300
1,600	Halliburton Co.	58,880
300	Key Energy Services, Inc.*	4,530
2,300	Marathon Oil Corp.	64,308
700	National Oilwell Varco, Inc.	50,190
526	Occidental Petroleum Corp.	52,022
300	Range Resources Corp.	21,513
970	Schlumberger Ltd.	73,070
1,800	Valero Energy Corp.	40,086
900	Williams Cos., Inc.	29,052

	Total Energy	1,871,123

	Food & Staples Retailing — 7.0%
800	Costco Wholesale Corp.	68,240
3,100	CVS Caremark Corp.	120,404
2,700	Kroger Co. (The)	62,586
1,200	Safeway, Inc.	24,000
1,065	Supervalu, Inc.	7,828
2,500	Sysco Corp.	71,350
5,800	Walgreen Co.	195,576
17,930	Wal—Mart Stores, Inc.	1,056,077

	Total Food & Staples Retailing	1,606,061

	Food, Beverage & Tobacco — 6.6%
600	Brown-Forman Corp.-Class B	47,886
1,100	Campbell Soup Co.	35,860
8,400	Coca-Cola Co. (The)	564,732
1,200	Dean Foods Co.*	12,192
600	Flowers Foods, Inc.	11,862
2,400	General Mills, Inc.	95,880
700	Hansen Natural Corp.*	64,540
1,200	Hershey Co. (The)	69,216
900	HJ Heinz Co.	47,385
1,200	Hormel Foods Corp.	36,132
300	J.M. Smucker Co. (The)	22,794
1,400	Kellogg Co.	68,824
500	McCormick & Co., Inc. (Non Voting)	24,350
6,625	PepsiCo, Inc.	424,000

	Total Food, Beverage & Tobacco	1,525,653

	Health Care Equipment & Services — 8.8%
1,700	Aetna, Inc.	71,094
1,885	Alere, Inc.*	44,090
200	AMERIGROUP Corp.*	11,434
1,200	AmerisourceBergen Corp.	44,580
2,500	Baxter International, Inc.	129,150
900	Becton, Dickinson and Co.	66,402
700	Brookdale Senior Living, Inc.*	10,885
390	C.R. Bard, Inc.	34,004

1,000	Cardinal Health, Inc.	42,460
800	CareFusion Corp.*	19,824
600	Cerner Corp.*	36,588
600	Cigna Corp.	26,538
900	Coventry Health Care, Inc.*	28,746
1,100	Covidien Plc	50,105
500	DENTSPLY International, Inc.	18,055
400	Edwards Lifesciences Corp.*	26,412
2,200	Express Scripts, Inc.*	100,430
200	Gen-Probe, Inc.*	12,598
300	Henry Schein, Inc.*	19,302
900	Humana, Inc.	79,812
300	Idexx Laboratories, Inc.*	22,557
130	Intuitive Surgical, Inc.*	56,447
400	Laboratory Corp. of America Holdings*	34,288
1,406	Lincare Holdings, Inc.	33,322
700	McKesson Corp.	56,917
200	Mednax, Inc.*	13,480
6,000	Medtronic, Inc.	218,580
500	Patterson Cos., Inc.	15,085
300	Quality Systems, Inc.	10,605
600	Quest Diagnostics, Inc.	35,196
600	ResMed, Inc.*	15,630
1,200	Stryker Corp.	58,596
1,200	St Jude Medical, Inc.	46,128
584	Triple-S Management Corp.-Class B*	11,377
6,676	UnitedHealth Group, Inc.	325,589
300	Varian Medical Systems, Inc.*	18,669
1,800	WellPoint, Inc.	126,990
1,300	Zimmer Holdings, Inc.*	65,715

	Total Health Care Equipment & Services	2,037,680

	Household & Personal Products — 5.1%
1,100	Avon Products, Inc.	18,700
700	Church & Dwight Co., Inc.	30,975
500	Clorox Co.	32,480
2,100	Colgate—Palmolive Co.	192,150
910	Estee Lauder Cos. (The), Inc.-Class A	107,362
1,000	Herbalife Ltd.	55,300
1,400	Kimberly—Clark Corp.	100,058
10,048	Procter & Gamble Co. (The)	648,799

	Total Household & Personal Products	1,185,824

	Insurance — 1.2%
500	American International Group, Inc.*	11,655
700	Aon Corp.	32,179
900	Assurant, Inc.	35,316
100	Endurance Specialty Holdings Ltd.	3,617
1,500	Hartford Financial Services Group, Inc. (The)	26,640
400	Protective Life Corp.	8,876
800	Prudential Financial, Inc.	40,512
1,800	Travelers Cos. (The), Inc.	101,250
300	Validus Holdings Ltd.	9,027

	Total Insurance	269,072

	Materials — 0.4%
700	Ecolab, Inc.	39,914
900	LyondellBasell Industries NV-Class A	29,403

300	Sigma—Aldrich Corp.	19,443

	Total Materials	88,760

	Media — 0.8%
1,800	CBS Corp.-Class B (Non Voting)	46,872
700	Charter Communications, Inc.-Class A*	37,009
1,400	DISH Network Corp.-Class A	34,398
1,000	Gannett Co., Inc.	10,860
1,100	McGraw-Hill Cos. (The), Inc.	46,970

	Total Media	176,109

	Pharmaceuticals, Biotechnology & Life Sciences — 17.9%
9,000	Abbott Laboratories	490,950
1,100	Allergan, Inc.	92,092
4,200	Amgen, Inc.	243,222
1,120	Biogen Idec, Inc.*	128,744
6,600	Bristol—Myers Squibb Co.	215,952
8,600	Eli Lilly & Co.	325,510
900	Endo Pharmaceuticals Holdings, Inc.*	30,807
1,900	Forest Laboratories, Inc.*	56,924
3,300	Gilead Sciences, Inc.*	131,505
9,120	Johnson & Johnson	590,246
18,776	Merck & Co., Inc.	671,242
110	Mettler-Toledo International, Inc.*	17,578
51,286	Pfizer, Inc.	1,029,310
400	Pharmaceutical Product Development, Inc.	13,284
200	Techne Corp.	13,498
3,100	Warner Chilcott Plc.-Class A*	48,732
300	Waters Corp.*	24,000
200	Watson Pharmaceuticals, Inc.*	12,924

	Total Pharmaceuticals, Biotechnology & Life Sciences	4,136,520

	Retailing — 3.0%
500	Advance Auto Parts, Inc.	34,610
400	Aeropostale, Inc.*	6,204
700	AutoNation, Inc.*	25,277
90	AutoZone, Inc.*	29,554
1,900	Best Buy Co., Inc.	51,471
700	Dollar Tree, Inc.*	57,043
600	Family Dollar Stores, Inc.	35,652
1,000	GameStop Corp.-Class A*	23,120
600	Genuine Parts Co.	35,100
600	J.C. Penney Co., Inc.	19,224
1,600	Liberty Media Corp.-Interactive-Class A*	26,016
2,600	Lowe’s Cos., Inc.	62,426
70	Priceline.com, Inc.*	34,013
700	Ross Stores, Inc.	62,363
1,200	Target Corp.	63,240
2,000	TJX Cos. (The), Inc.	123,400

	Total Retailing	688,713

	Semiconductors & Semiconductor Equipment — 0.4%
100	ON Semiconductor Corp.*	753
2,700	Texas Instruments, Inc.	81,270

	Total Semiconductors & Semiconductor Equipment	82,023

	Software & Services — 21.7%
4,000	Accenture Plc.-Class A	231,720

1,200	Adobe Systems, Inc.*	32,904
1,100	Amdocs Ltd.*	31,064
400	Ansys, Inc.*	24,788
100	AOL, Inc.*	1,434
1,500	Automatic Data Processing, Inc.	76,635
800	BMC Software, Inc.*	28,528
500	Citrix Systems, Inc.*	35,695
1,200	Cognizant Technology Solutions Corp.-Class A*	80,820
500	Computer Sciences Corp.	12,215
5,000	eBay, Inc.*	147,950
300	Factset Research Systems, Inc.	27,969
500	Global Payments, Inc.	22,115
1,470	Google, Inc.-Class A*	881,103
600	Informatica Corp.*	26,973
4,924	International Business Machines Corp.	925,712
1,200	Intuit, Inc.	63,888
400	Jack Henry & Associates, Inc.	13,284
380	MasterCard, Inc.-Class A	142,329
300	Micros Systems, Inc.*	14,151
45,336	Microsoft Corp.	1,159,695
27,300	Oracle Corp.	855,855
1,300	Paychex, Inc.	37,843
100	Quest Software, Inc.*	1,807
2,700	Symantec Corp.*	44,145
200	Syntel, Inc.	9,568
900	Total System Services, Inc.	18,036
600	Visa, Inc.-Class A	58,182

	Total Software & Services	5,006,408

	Technology Hardware & Equipment — 6.7%
1,190	Apple, Inc.*	454,818
600	Arrow Electronics, Inc.*	21,936
6,750	Cisco Systems, Inc.	125,820
6,380	Dell, Inc.*	100,549
400	Harris Corp.	14,240
10,000	Hewlett-Packard Co.	279,500
1,200	Ingram Micro, Inc.-Class A*	21,612
7,032	Qualcomm, Inc.	385,353
2,700	Seagate Technology Plc	46,170
1,000	Vishay Intertechnology, Inc.*	9,890
2,730	Western Digital Corp.*	79,361

	Total Technology Hardware & Equipment	1,539,249

	Telecommunication Services — 2.1%
6,600	AT&T, Inc.	191,268
600	Level 3 Communications, Inc.*	12,366
7,500	Sprint Nextel Corp.*	20,250
6,884	Verizon Communications, Inc.	259,733

	Total Telecommunication Services	483,617

	Transportation — 0.3%
600	CH Robinson Worldwide, Inc.	41,106
400	Expeditors International of Washington, Inc.	17,404

	Total Transportation	58,510

	TOTAL COMMON STOCKS (COST $20,312,047)	22,753,292

	INVESTMENT FUNDS — 1.0%

1,911	SPDR S&P 500 ETF Trust (a)	239,085

	TOTAL INVESTMENT FUNDS (COST $232,265)	239,085

	MUTUAL FUNDS — 0.2%

	Affiliated Issuers — 0.2%
1,800	GMO U.S. Treasury Fund	45,018

	TOTAL MUTUAL FUNDS (COST $45,018)	45,018

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
9,002	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (b)	9,002

	TOTAL SHORT-TERM INVESTMENTS (COST $9,002)	9,002

	TOTAL INVESTMENTS — 99.8% (Cost $20,598,332)	23,046,397

	Other Assets and Liabilities (net) — 0.2%	35,236

	TOTAL NET ASSETS — 100.0%	$23,081,633

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Swap Agreements
Total Return Swaps

Notional		Expiration				Net Unrealized
Amount		Date	Counterparty	Fund Receives	Fund (Pays)/Receives	Appreciation/(Depreciation)
43,704	USD	1/19/2012	Deutsche Bank AG	18% of notional amount	Return on Sears Holding Corp.	$(2,570)

					Premiums to (Pay) Receive	$—

As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ETF — Exchange-Traded Fund

SPDR — Standard and Poor’s Depositary Receipt

*	Non-income producing security.

(a)	Represents an investment to equitize cash. The SPDR S&P 500 ETF Trust is a unit investment trust that issues securities called “Trust Units” or “Units” that represent an undivided ownership interest in a portfolio of all of the common stocks of the Standard & Poor’s 500 Composite Stock Price Index®. The SPDR S&P 500 ETF Trust prospectus states that the Trust intends to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index.

(b)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.
Currency Abbreviations:
USD — United States Dollar
As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 21,392,854	$2,087,701	$(434,158)	$1,653,543

Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$436,973	$679,000	$1,071,036	$66	$4	$45,018

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivative contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$22,753,292	$—	$—	$22,753,292
Investment Funds	239,085	—	—	239,085
Mutual Funds	45,018	—	—	45,018
Short-Term Investments	9,002	—	—	9,002

Total Investments	$23,046,397	$—	$—	$23,046,397

LIABILITY VALUATION INPUTS

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Swap Agreements
Equity Risk	$—	$(2,570)	$—	$(2,570)

Total	$—	$(2,570)	$—	$(2,570)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

* Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Focused Investment Risk — Focusing investments in sectors or companies or in industries with high positive correlations to one another creates additional risk.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposure in excess of its net assets.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used total return swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$—	$ (2,570)	$—	$	(2,570)

Total	$—	$—	$—	$ (2,570)	$—	$	(2,570)

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The derivative financial instruments outstanding as of period end (as disclosed in the Schedule of Investments) serve as indicators of the volume of derivative activity for the Fund during the period.

Subsequent events
In 2011, the Board of Trustees of GMO Trust approved the liquidation of the Fund. The Fund was liquidated on December 28, 2011.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 97.9%

	Automobiles & Components — 0.2%
137,900	General Motors Co.*	2,935,891

	Banks — 0.1%
32,600	CIT Group, Inc.*	1,103,836

	Capital Goods — 3.0%
143,500	3M Co.	11,629,240
4,500	Alliant Techsystems, Inc.	264,780
75,700	Danaher Corp.	3,662,366
67,700	Fastenal Co.	2,819,705
78,200	General Dynamics Corp.	5,165,892
21,188	GeoEye, Inc.*	402,360
5,400	Harsco Corp.	111,456
18,650	ITT Corp.	376,170
11,620	Joy Global, Inc.	1,060,674
30,000	L-3 Communications Holdings, Inc.	1,989,000
25,500	Northrop Grumman Corp.	1,455,285
16,500	Oshkosh Corp.*	338,580
11,860	Precision Castparts Corp.	1,953,935
83,700	United Technologies Corp.	6,411,420
11,190	WW Grainger, Inc.	2,091,411

	Total Capital Goods	39,732,274

	Commercial & Professional Services — 0.3%
14,400	Copart, Inc.*	646,992
40,500	Pitney Bowes, Inc.	754,515
30,300	Rollins, Inc.	672,660
50,500	RR Donnelley & Sons Co.	758,510
17,800	Stericycle, Inc.*	1,442,156

	Total Commercial & Professional Services	4,274,833

	Consumer Durables & Apparel — 1.6%
70,900	Coach, Inc.	4,437,631
16,710	Fossil, Inc.*	1,497,049
202,024	KB Home	1,484,876
100,700	Nike, Inc.-Class B	9,685,326
24,360	VF Corp.	3,378,489

	Total Consumer Durables & Apparel	20,483,371

	Consumer Services — 2.4%
79,000	Apollo Group, Inc.-Class A*	3,829,920
14,600	DeVry, Inc.	503,846
97,500	H&R Block, Inc.	1,533,675
2,000	ITT Educational Services, Inc.*	109,920
252,500	McDonald’s Corp.	24,118,800
14,600	Weight Watchers International, Inc.	858,042

	Total Consumer Services	30,954,203

	Diversified Financials — 0.4%
421,032	Bank of America Corp.	2,290,414
37,500	Capital One Financial Corp.	1,674,750
119,800	SLM Corp.	1,543,024

	Total Diversified Financials	5,508,188

	Energy — 7.8%
30,900	Anadarko Petroleum Corp.	2,511,243
24,110	Apache Corp.	2,397,498
34,300	Baker Hughes, Inc.	1,873,123
3,600	Berry Petroleum Co.-Class A	157,968
221,790	Chevron Corp.	22,804,448
264,468	ConocoPhillips	18,861,858
423,300	Exxon Mobil Corp.	34,050,252
85,700	Halliburton Co.	3,153,760
9,700	Key Energy Services, Inc.*	146,470
2,100	Lufkin Industries, Inc.	147,168
120,500	Marathon Oil Corp.	3,369,180
35,400	National Oilwell Varco, Inc.	2,538,180
22,298	Occidental Petroleum Corp.	2,205,272
16,900	Range Resources Corp.	1,211,899
51,400	Schlumberger Ltd.	3,871,962
94,400	Valero Energy Corp.	2,102,288
47,800	Williams Cos., Inc.	1,542,984

	Total Energy	102,945,553

	Food & Staples Retailing — 6.7%
43,700	Costco Wholesale Corp.	3,727,610
170,300	CVS Caremark Corp.	6,614,452
149,900	Kroger Co. (The)	3,474,682
54,000	Safeway, Inc.	1,080,000
16,225	Supervalu, Inc.	119,254
126,100	Sysco Corp.	3,598,894
324,900	Walgreen Co.	10,955,628
995,145	Wal—Mart Stores, Inc.	58,614,040

	Total Food & Staples Retailing	88,184,560

	Food, Beverage & Tobacco — 9.6%
30,600	Brown-Forman Corp.-Class B	2,442,186
56,300	Campbell Soup Co.	1,835,380
471,000	Coca-Cola Co. (The)	31,665,330
12,900	Dean Foods Co.*	131,064
37,050	Flowers Foods, Inc.	732,478
132,500	General Mills, Inc.	5,293,375
34,100	Hansen Natural Corp.*	3,144,020
59,800	Hershey Co. (The)	3,449,264
43,800	HJ Heinz Co.	2,306,070
57,800	Hormel Foods Corp.	1,740,358
17,600	J.M. Smucker Co. (The)	1,337,248
66,600	Kellogg Co.	3,274,056
41,050	Lorillard, Inc.	4,582,001
27,400	McCormick & Co., Inc. (Non Voting)	1,334,380
372,375	PepsiCo, Inc.	23,832,000
444,837	Philip Morris International, Inc.	33,914,373
123,700	Reynolds American, Inc.	5,178,082

	Total Food, Beverage & Tobacco	126,191,665

	Health Care Equipment & Services — 8.1%
93,700	Aetna, Inc.	3,918,534
89,950	Alere, Inc.*	2,103,931
7,600	AMERIGROUP Corp.*	434,492
65,700	AmerisourceBergen Corp.	2,440,755
130,400	Baxter International, Inc.	6,736,464
46,400	Becton, Dickinson and Co.	3,423,392

7,500	Brookdale Senior Living, Inc.*	116,625
59,800	Cardinal Health, Inc.	2,539,108
27,500	CareFusion Corp.*	681,450
35,880	Cerner Corp.*	2,187,962
26,500	Cigna Corp.	1,172,095
42,900	Coventry Health Care, Inc.*	1,370,226
56,200	Covidien Plc	2,559,910
18,570	CR Bard, Inc.	1,619,118
23,400	DENTSPLY International, Inc.	844,974
16,860	Edwards Lifesciences Corp.*	1,113,266
109,850	Express Scripts, Inc.*	5,014,653
8,200	Gen-Probe, Inc.*	516,518
14,900	Henry Schein, Inc.*	958,666
44,400	Humana, Inc.	3,937,392
14,700	Idexx Laboratories, Inc.*	1,105,293
7,310	Intuitive Surgical, Inc.*	3,174,075
19,800	Laboratory Corp. of America Holdings*	1,697,256
65,163	Lincare Holdings, Inc.	1,544,363
35,800	McKesson Corp.	2,910,898
7,700	Mednax, Inc.*	518,980
335,600	Medtronic, Inc.	12,225,908
18,500	Patterson Cos., Inc.	558,145
9,800	Quality Systems, Inc.	346,430
31,300	Quest Diagnostics, Inc.	1,836,058
23,800	ResMed, Inc.*	619,990
64,300	Stryker Corp.	3,139,769
61,200	St Jude Medical, Inc.	2,352,528
31,642	Triple-S Management Corp.-Class B*	616,386
377,674	UnitedHealth Group, Inc.	18,419,161
19,200	Varian Medical Systems, Inc.*	1,194,816
95,700	WellPoint, Inc.	6,751,635
68,525	Zimmer Holdings, Inc.*	3,463,939

	Total Health Care Equipment & Services	106,165,161

	Household & Personal Products — 5.0%
58,900	Avon Products, Inc.	1,001,300
36,600	Church & Dwight Co., Inc.	1,619,550
27,873	Clorox Co.	1,810,630
115,600	Colgate—Palmolive Co.	10,577,400
49,360	Estee Lauder Cos., Inc. (The), -Class A	5,823,493
49,600	Herbalife Ltd.	2,742,880
73,900	Kimberly—Clark Corp.	5,281,633
568,500	Procter & Gamble Co. (The)	36,708,045

	Total Household & Personal Products	65,564,931

	Insurance — 1.0%
45,800	American International Group, Inc.*	1,067,598
33,000	Aon Corp.	1,517,010
45,400	Assurant, Inc.	1,781,496
3,400	Endurance Specialty Holdings Ltd.	122,978
56,700	Hartford Financial Services Group, Inc. (The)	1,006,992
7,000	Protective Life Corp.	155,330
37,200	Prudential Financial, Inc.	1,883,808
97,100	Travelers Cos., Inc. (The)	5,461,875
20,000	Validus Holdings Ltd.	601,800

	Total Insurance	13,598,887

	Materials — 0.4%
40,100	Ecolab, Inc.	2,286,502
48,200	LyondellBasell Industries NV-Class A	1,574,694
9,827	Schweitzer-Mauduit International, Inc.	699,879
15,100	Sigma—Aldrich Corp.	978,631

	Total Materials	5,539,706

	Media — 0.7%
100,700	CBS Corp.-Class B (Non Voting)	2,622,228
32,200	Charter Communications, Inc.-Class A*	1,702,414
59,400	DISH Network Corp.-Class A	1,459,458
60,900	Gannett Co., Inc.	661,374
53,100	McGraw-Hill Cos., Inc. (The)	2,267,370

	Total Media	8,712,844

	Pharmaceuticals, Biotechnology & Life Sciences — 17.6%
505,600	Abbott Laboratories	27,580,480
59,000	Allergan, Inc.	4,939,480
235,300	Amgen, Inc.	13,626,223
60,620	Biogen Idec, Inc.*	6,968,269
371,300	Bristol—Myers Squibb Co.	12,148,936
481,600	Eli Lilly & Co.	18,228,560
38,500	Endo Pharmaceuticals Holdings, Inc.*	1,317,855
108,100	Forest Laboratories, Inc.*	3,238,676
177,400	Gilead Sciences, Inc.*	7,069,390
516,300	Johnson & Johnson	33,414,936
1,042,362	Merck & Co., Inc.	37,264,441
6,670	Mettler-Toledo International, Inc.*	1,065,866
2,898,336	Pfizer, Inc.	58,169,604
17,700	Pharmaceutical Product Development, Inc.	587,817
7,300	Techne Corp.	492,677
161,200	Warner Chilcott Plc.-Class A*	2,534,064
15,100	Waters Corp.*	1,208,000
11,700	Watson Pharmaceuticals, Inc.*	756,054

	Total Pharmaceuticals, Biotechnology & Life Sciences	230,611,328

	Retailing — 2.7%
28,400	Advance Auto Parts, Inc.	1,965,848
9,100	Aeropostale, Inc.*	141,141
38,100	AutoNation, Inc.*	1,375,791
4,484	AutoZone, Inc.*	1,472,456
92,600	Best Buy Co., Inc.	2,508,534
36,100	Dollar Tree, Inc.*	2,941,789
25,500	Family Dollar Stores, Inc.	1,515,210
41,200	GameStop Corp.-Class A*	952,544
31,700	Genuine Parts Co.	1,854,450
27,600	J.C. Penney Co., Inc.	884,304
90,600	Liberty Media Corp.-Interactive-Class A*	1,473,156
140,000	Lowe’s Cos., Inc.	3,361,400
3,610	Priceline.com, Inc.*	1,754,063
36,400	Ross Stores, Inc.	3,242,876
66,100	Target Corp.	3,483,470
106,800	TJX Cos., Inc. (The)	6,589,560

	Total Retailing	35,516,592

	Semiconductors & Semiconductor Equipment — 0.3%
146,200	Texas Instruments, Inc.	4,400,620

	Software & Services — 21.2%
227,700	Accenture Plc.-Class A	13,190,661
54,800	Adobe Systems, Inc.*	1,502,616

59,100	Amdocs Ltd.*	1,668,984
15,000	Ansys, Inc.*	929,550
8,900	AOL, Inc.*	127,626
83,200	Automatic Data Processing, Inc.	4,250,688
39,100	BMC Software, Inc.*	1,394,306
28,900	Citrix Systems, Inc.*	2,063,171
66,400	Cognizant Technology Solutions Corp.-Class A*	4,472,040
27,600	Computer Sciences Corp.	674,268
272,500	eBay, Inc.*	8,063,275
11,200	Factset Research Systems, Inc.	1,044,176
17,200	Global Payments, Inc.	760,756
83,240	Google, Inc.-Class A*	49,893,224
30,600	Informatica Corp.*	1,375,623
277,953	International Business Machines Corp.	52,255,164
68,400	Intuit, Inc.	3,641,616
20,900	Jack Henry & Associates, Inc.	694,089
20,140	MasterCard, Inc.-Class A	7,543,437
16,700	Micros Systems, Inc.*	787,739
2,559,957	Microsoft Corp.	65,483,700
1,537,630	Oracle Corp.	48,204,700
75,500	Paychex, Inc.	2,197,805
7,100	Quest Software, Inc.*	128,297
148,400	Symantec Corp.*	2,426,340
2,600	Syntel, Inc.	124,384
36,200	Total System Services, Inc.	725,448
29,900	Visa, Inc.-Class A	2,899,403

	Total Software & Services	278,523,086

	Technology Hardware & Equipment — 6.4%
67,000	Apple, Inc.*	25,607,400
28,900	Arrow Electronics, Inc.*	1,056,584
371,834	Cisco Systems, Inc.	6,930,986
344,506	Dell, Inc.*	5,429,414
20,100	Harris Corp.	715,560
559,900	Hewlett-Packard Co.	15,649,205
64,400	Ingram Micro, Inc.-Class A*	1,159,844
396,300	Qualcomm, Inc.	21,717,240
137,200	Seagate Technology Plc	2,346,120
11,600	Vishay Intertechnology, Inc.*	114,724
130,455	Western Digital Corp.*	3,792,327

	Total Technology Hardware & Equipment	84,519,404

	Telecommunication Services — 2.1%
356,000	AT&T, Inc.	10,316,880
31,300	Level 3 Communications, Inc.*	645,093
470,600	Sprint Nextel Corp.*	1,270,620
386,122	Verizon Communications, Inc.	14,568,383

	Total Telecommunication Services	26,800,976

	Transportation — 0.3%
36,500	CH Robinson Worldwide, Inc.	2,500,615
22,900	Expeditors International of Washington, Inc.	996,379

	Total Transportation	3,496,994

	TOTAL COMMON STOCKS (COST $1,143,549,411)	1,285,764,903

	INVESTMENT FUNDS — 0.9%

92,066	SPDR S&P 500 ETF Trust (a)	11,518,377

	TOTAL INVESTMENT FUNDS (COST $11,312,476)	11,518,377

	MUTUAL FUNDS — 0.7%

	Affiliated Issuers — 0.7%
392,685	GMO U.S. Treasury Fund	9,821,035

	TOTAL MUTUAL FUNDS (COST $9,821,035)	9,821,035

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
720,025	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (b)	720,025

	TOTAL SHORT-TERM INVESTMENTS (COST $720,025)	720,025

	TOTAL INVESTMENTS — 99.6% (Cost $1,165,402,947)	1,307,824,340

	Other Assets and Liabilities (net) — 0.4%	5,524,844

	TOTAL NET ASSETS — 100.0%	$1,313,349,184

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Swap Agreements
Total Return Swaps

Notional		Expiration				Net Unrealized
Amount		Date	Counterparty	Fund Receives	Fund (Pays)/Receives	Appreciation/(Depreciation)
2,696,769	USD	1/19/2012	Deutsche Bank AG	18% of notional amount	Return on Sears Holding Corp.	$(158,580)

					Premiums to (Pay) Receive	$—

As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ETF — Exchange-Traded Fund

SPDR — Standard and Poor’s Depositary Receipt

*	Non-income producing security.

(a)	Represents an investment to equitize cash. The SPDR S&P 500 ETF Trust is a unit investment trust that issues securities called “Trust Units” or “Units” that represent an undivided ownership interest in a portfolio of all of the common stocks of the Standard & Poor’s 500 Composite Stock Price Index®. The SPDR S&P 500 ETF Trust prospectus states that the Trust intends to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index.

(b)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.
Currency Abbreviations:
USD — United States Dollar
As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$1,223,190,421	$105,549,017	$(20,915,098)	$84,633,919

Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$23,221,000	$176,577,000	$189,976,965	$6,453	$—	$9,821,035

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivatives contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$1,285,764,903	$—	$—	$1,285,764,903
Investment Funds	11,518,377	—	—	11,518,377
Mutual Funds	9,821,035	—	—	9,821,035
Short-Term Investments	720,025	—	—	720,025

Total Investments	1,307,824,340	—	—	1,307,824,340

Total	$1,307,824,340	$—	$—	$1,307,824,340

LIABILITY VALUATION INPUTS

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Swap Agreements
Equity Risk	$—	$(158,580)	$—	$(158,580)

Total	$—	$(158,580)	$—	$(158,580)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Focused Investment Risk — Focusing investments in sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposure in excess of its net assets.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used total return swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Value of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$—	$(158,580)	$—	$(158,580)

Total	$—	$—	$—	$(158,580)	$—	$(158,580)

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (future contracts), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Futures	Swap
	Contracts	Agreements
Average amount outstanding	$705,275*	$3,675,852

*	During the period ended November 30, 2011, the Fund did not hold futures contracts at any month-end, therefore, the average amount outstanding was calculated using daily outstanding absolute values.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares / Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
1,408,287	GMO Quality Fund, Class VI	30,756,983
2,375,932	GMO U.S. Core Equity Fund, Class VI	28,843,820
57,498	GMO U.S. Small/Mid Cap Growth Fund, Class III	698,030
77,922	GMO U.S. Small/Mid Cap Value Fund, Class III	614,802

	TOTAL MUTUAL FUNDS (COST $47,166,236)	60,913,635

	SHORT-TERM INVESTMENTS — 0.1%

	Time Deposit — 0.1%
31,952	State Street Eurodollar Time Deposit, 0.01%, due 12/1/11	31,952

	TOTAL SHORT-TERM INVESTMENTS (COST $31,952)	31,952

	TOTAL INVESTMENTS — 100.1% (Cost $47,198,188)	60,945,587

	Other Assets and Liabilities (net) — (0.1%)	(36,812)

	TOTAL NET ASSETS — 100.0%	$60,908,775

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$48,737,206	$12,208,381	$—	$12,208,381
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Quality Fund, Class VI	$46,703,245	$5,794,571	$23,651,910	$595,605	$—	$30,756,983
GMO U.S. Core Equity Fund, Class VI	46,968,900	1,582,595	20,408,750	582,595	—	28,843,820
GMO U.S. Small/Mid Cap Growth Fund, Class III	1,194,609	254,434	499,425	977	253,457	698,030
GMO U.S. Small/Mid Cap Value Fund, Class III	1,055,906	6,032	429,587	6,032	—	614,802

Totals	$95,922,660	$7,637,632	$44,989,672	$1,185,209	$253,457	$60,913,635

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.
        .

Security Type	Percentage of Net Assets of the Fund
Equity Securities	7.8%
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant	Significant
	Markets for Identical	Other Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$60,913,635	$—	$—	$60,913,635
Short-Term Investments	31,952	—	—	31,952

Total Investments	60,945,587	—	—	60,945,587

Total	$60,945,587	$—	$—	$60,945,587

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. The Fund and some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or the underlying fund were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.
• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.
• Leveraging Risk — The use of derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Derivative financial instruments
At November 30, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Growth Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 97.7%

	Automobiles & Components — 0.3%
100	Johnson Controls, Inc.	3,148
100	Tesla Motors, Inc.*	3,274

	Total Automobiles & Components	6,422

	Capital Goods — 4.3%
486	3M Co.	39,385
200	Emerson Electric Co.	10,450
62	Goodrich Corp.	7,565
136	TransDigm Group, Inc.*	13,113
450	United Technologies Corp.	34,470
100	WABCO Holdings, Inc.*	4,701

	Total Capital Goods	109,684

	Commercial & Professional Services — 0.1%
100	Nielsen Holdings NV*	2,905

	Consumer Durables & Apparel — 1.5%
236	Nike, Inc.-Class B	22,698
100	Ralph Lauren Corp.	14,186

	Total Consumer Durables & Apparel	36,884

	Consumer Services — 3.5%
260	Apollo Group, Inc.-Class A*	12,605
300	H&R Block, Inc.	4,719
100	Marriott International, Inc.-Class A	3,062
10	Marriott Vacations Worldwide Corp.*	160
566	McDonald’s Corp.	54,064
100	Royal Caribbean Cruises Ltd.	2,771
100	Starwood Hotels & Resorts Worldwide, Inc.	4,768
119	Yum! Brands, Inc.	6,669

	Total Consumer Services	88,818

	Diversified Financials — 0.2%
5	BlackRock, Inc.	860
299	TD Ameritrade Holding Corp.	4,871

	Total Diversified Financials	5,731

	Energy — 6.1%
200	Chevron Corp.	20,564
1,244	Exxon Mobil Corp.	100,067
205	Range Resources Corp.	14,701
200	Schlumberger Ltd.	15,066
100	Whiting Petroleum Corp.*	4,651

	Total Energy	155,049

	Food & Staples Retailing — 5.8%
219	Costco Wholesale Corp.	18,682
462	Kroger Co. (The)	10,709
748	Sysco Corp.	21,348
678	Walgreen Co.	22,862
1,137	Wal—Mart Stores, Inc.	66,969
100	Whole Foods Market, Inc.	6,810

	Total Food & Staples Retailing	147,380

	Food, Beverage & Tobacco — 16.0%
579	Altria Group, Inc.	16,611
157	Brown-Forman Corp.-Class B	12,530
330	Campbell Soup Co.	10,758
100	Coca-Cola Enterprises, Inc.	2,612
1,165	Coca-Cola Co. (The)	78,323
200	ConAgra Foods, Inc.	5,052
549	Flowers Foods, Inc.	10,854
576	General Mills, Inc.	23,011
219	Hansen Natural Corp.*	20,192
304	Hershey Co. (The)	17,535
272	HJ Heinz Co.	14,321
500	Hormel Foods Corp.	15,055
345	Kellogg Co.	16,960
361	McCormick & Co., Inc. (Non Voting)	17,581
19	Mead Johnson Nutrition Co.	1,432
898	PepsiCo, Inc.	57,472
913	Philip Morris International, Inc.	69,607
400	Reynolds American, Inc.	16,744

	Total Food, Beverage & Tobacco	406,650

	Health Care Equipment & Services — 3.0%
38	Baxter International, Inc.	1,963
100	Cardinal Health, Inc.	4,246
89	DaVita, Inc.*	6,780
254	Express Scripts, Inc.*	11,595
200	HCA Holdings, Inc.*	4,876
336	Health Management Associates, Inc.-Class A*	2,762
55	Lincare Holdings, Inc.	1,304
100	Medco Health Solutions, Inc.*	5,667
100	Mednax, Inc.*	6,740
563	Medtronic, Inc.	20,510
100	St Jude Medical, Inc.	3,844
100	Thoratec Corp.*	3,042
100	Universal Health Services, Inc.-Class B	4,022

	Total Health Care Equipment & Services	77,351

	Household & Personal Products — 7.3%
540	Avon Products, Inc.	9,180
424	Church & Dwight Co., Inc.	18,762
214	Clorox Co.	13,901
344	Colgate—Palmolive Co.	31,476
383	Estee Lauder Cos., Inc. (The), -Class A	45,186
232	Herbalife Ltd.	12,830
319	Kimberly—Clark Corp.	22,799
475	Procter & Gamble Co. (The)	30,671

	Total Household & Personal Products	184,805

	Insurance — 0.1%
100	Marsh & McLennan Cos., Inc.	3,019

	Materials — 1.4%
100	International Flavors & Fragrances, Inc.	5,426
200	Monsanto Co.	14,690
100	Mosaic Co. (The)	5,276
116	Sherwin-Williams Co. (The)	10,072

	Total Materials	35,464

	Media — 4.1%
700	Cablevision Systems Corp.-Class A	10,500
100	Comcast Corp.-Class A	2,267
239	DirectTV — Class A*	11,286
200	Discovery Communications, Inc.*	8,396
600	Liberty Global, Inc.-Class A*	23,634
500	Sirius XM Radio, Inc.*	900
400	Time Warner Cable, Inc.	24,192
500	Viacom, Inc.-Class B	22,380

	Total Media	103,555

	Pharmaceuticals, Biotechnology & Life Sciences — 5.5%
1,008	Abbott Laboratories	54,986
100	Charles River Laboratories International, Inc.*	2,835
443	Eli Lilly & Co.	16,768
195	Gilead Sciences, Inc.*	7,771
99	Illumina, Inc.*	2,754
851	Johnson & Johnson	55,077

	Total Pharmaceuticals, Biotechnology & Life Sciences	140,191

	Retailing — 4.9%
189	Amazon.com, Inc.*	36,343
100	Bed Bath & Beyond, Inc.*	6,051
420	Dollar General Corp.*	17,039
217	Dollar Tree, Inc.*	17,683
89	Family Dollar Stores, Inc.	5,288
131	Home Depot, Inc.	5,138
116	Netflix, Inc.*	7,486
100	O’Reilly Automotive, Inc.*	7,724
26	Priceline.com, Inc.*	12,633
300	Urban Outfitters, Inc.*	8,094

	Total Retailing	123,479

	Semiconductors & Semiconductor Equipment — 1.0%
100	Broadcom Corp.-Class A*	3,034
100	First Solar, Inc.*	4,786
72	Marvell Technology Group Ltd*	1,017
100	Skyworks Solutions, Inc.*	1,631
347	Texas Instruments, Inc.	10,445
100	Xilinx, Inc.	3,271

	Total Semiconductors & Semiconductor Equipment	24,184

	Software & Services — 18.3%
300	Accenture Plc.-Class A	17,379
19	Autodesk, Inc.*	647
220	Citrix Systems, Inc.*	15,706
200	Cognizant Technology Solutions Corp.-Class A*	13,470
426	eBay, Inc.*	12,605
20	Equinix, Inc.*	2,000
200	Genpact Ltd.*	3,114
136	Google, Inc.-Class A*	81,517
519	International Business Machines Corp.	97,572
41	MasterCard, Inc.-Class A	15,357
3,811	Microsoft Corp.	97,485
2,685	Oracle Corp.	84,175
100	Teradata Corp.*	5,423

205	Visa, Inc.-Class A	19,879

	Total Software & Services	466,329

	Technology Hardware & Equipment — 12.0%
485	Apple, Inc.*	185,367
61	Cisco Systems, Inc.	1,137
1,116	EMC Corp.*	25,679
60	Hewlett-Packard Co.	1,677
31	Itron, Inc.*	1,098
300	NetApp, Inc.*	11,049
1,450	Qualcomm, Inc.	79,460

	Total Technology Hardware & Equipment	305,467

	Telecommunication Services — 1.3%
126	American Tower Corp.-Class A*	7,434
283	Crown Castle International Corp.*	11,977
20	Level 3 Communications, Inc.*	412
100	NII Holdings, Inc.*	2,301
300	Verizon Communications, Inc.	11,319

	Total Telecommunication Services	33,443

	Transportation — 1.0%
400	Delta Air Lines, Inc.*	3,248
300	United Continental Holdings, Inc.*	5,391
241	United Parcel Service, Inc.-Class B	17,292

	Total Transportation	25,931

	TOTAL COMMON STOCKS (COST $2,157,482)	2,482,741

	MUTUAL FUNDS — 3.2%

	Affiliated Issuers — 3.2%
3,279	GMO U.S. Treasury Fund	82,023

	TOTAL MUTUAL FUNDS (COST $82,023)	82,023

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.8%

	Money Market Funds — 0.8%
20,221	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	20,221

	TOTAL SHORT-TERM INVESTMENTS (COST $20,221)	20,221

	TOTAL INVESTMENTS — 101.7% (Cost $2,259,726)	2,584,985

	Other Assets and Liabilities (net) — (1.7%)	(43,321)

	TOTAL NET ASSETS — 100.0%	$2,541,664

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$2,284,024	$371,965	$(71,004)	$300,961
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$100,999	$114,000	$133,000	$32	$4	$82,023

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active
	Markets for	Significant Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$2,482,741	$—	$—	$2,482,741
Mutual Funds	82,023	—	—	82,023
Short-Term Investments	20,221	—	—	20,221

Total Investments	2,584,985	—	—	2,584,985

Total	$2,584,985	$—	$—	$2,584,985

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Focused Investment Risk — Focusing investments in sectors or companies or in industries with high positive correlations to one another creates additional risk.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposure in excess of its net assets.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The volume of derivative activity, based on absolute values (futures contracts), outstanding at each month-end, was as follows for the period ended November 30, 2011:

Futures
Contracts
Average amount outstanding	$15,020

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 97.4%

	Automobiles & Components — 0.1%
100	Autoliv, Inc.	5,328

	Banks — 0.2%
200	Prosperity Bancshares, Inc.	7,998
100	SVB Financial Group*	4,704

	Total Banks	12,702

	Capital Goods — 3.5%
300	3M Co.	24,312
200	AGCO Corp.*	9,149
180	Eaton Corp.	8,084
100	Exelis, Inc.	894
200	Fluor Corp.	10,964
200	General Cable Corp.*	5,300
1,500	General Electric Co.	23,865
1,300	General Dynamics Corp.	85,878
50	ITT Corp.	1,009
200	KBR, Inc.	5,780
300	L-3 Communications Holdings, Inc.	19,890
170	Lockheed Martin Corp.	13,285
400	Northrop Grumman Corp.	22,828
100	Parker Hannifin Corp.	8,278
40	Precision Castparts Corp.	6,590
500	Raytheon Co.	22,785
100	Roper Industries, Inc.	8,519
100	Timken Co. (The)	4,201
100	United Technologies Corp.	7,660
200	WESCO International, Inc.*	10,192
100	Xylem, Inc	2,390

	Total Capital Goods	301,853

	Commercial & Professional Services — 0.2%
200	Pitney Bowes, Inc.	3,726
800	RR Donnelley & Sons Co.	12,016

	Total Commercial & Professional Services	15,742

	Consumer Durables & Apparel — 0.4%
100	Coach, Inc.	6,259
70	Fossil, Inc.*	6,271
200	Garmin Ltd	7,318
100	Nike, Inc.-Class B	9,618
60	VF Corp.	8,322

	Total Consumer Durables & Apparel	37,788

	Consumer Services — 0.6%
400	H&R Block, Inc.	6,292
500	McDonald’s Corp.	47,760

	Total Consumer Services	54,052

	Diversified Financials — 2.6%
3,000	Bank of America Corp.	16,320
120	BlackRock, Inc.	20,645
400	Capital One Financial Corp.	17,864
1,800	Citigroup, Inc.	49,464

1,300	Discover Financial Services	30,966
170	Goldman Sachs Group (The), Inc.	16,296
300	Invesco Ltd.	6,075
400	Leucadia National Corp.	9,368
200	Moody’s Corp.	6,942
500	Morgan Stanley	7,395
700	NASDAQ OMX Group, Inc. (The)*	18,375
800	SLM Corp.	10,304
200	Stifel Financial Corp.*	6,340
400	TD Ameritrade Holding Corp.	6,516

	Total Diversified Financials	222,870

	Energy — 17.1%
500	Anadarko Petroleum Corp.	40,635
100	Atwood Oceanics, Inc.*	4,100
700	Baker Hughes, Inc.	38,227
600	Chesapeake Energy Corp.	15,204
3,720	Chevron Corp.	382,491
4,629	ConocoPhillips	330,140
100	Devon Energy Corp.	6,546
100	Diamond Offshore Drilling, Inc.	6,015
400	El Paso Corp.	10,004
100	EQT Corp.	6,201
3,600	Exxon Mobil Corp.	289,584
100	Helmerich & Payne, Inc.	5,696
280	Hess Corp.	16,862
2,000	Marathon Oil Corp.	55,920
200	Murphy Oil Corp.	11,184
200	Nabors Industries Ltd.*	3,588
1,200	National Oilwell Varco, Inc.	86,040
200	Oceaneering International, Inc.	9,512
100	Oil States International, Inc.*	7,525
400	Patterson-UTI Energy, Inc.	8,408
200	Peabody Energy Corp.	7,846
200	Plains Exploration & Production Co.*	7,116
200	Rowan Cos, Inc.*	6,782
80	Schlumberger Ltd.	6,026
100	SM Energy Co.	7,949
500	Sunoco, Inc.	19,405
100	Tidewater, Inc.	5,040
1,500	Valero Energy Corp.	33,405
300	Weatherford International Ltd.*	4,548
800	Williams Cos., Inc.	25,824
200	World Fuel Services Corp.	8,574

	Total Energy	1,466,397

	Food & Staples Retailing — 5.1%
1,500	CVS Caremark Corp.	58,260
1,500	Kroger Co. (The)	34,770
500	Safeway, Inc.	10,000
3,000	Walgreen Co.	101,160
3,900	Wal—Mart Stores, Inc.	229,710

	Total Food & Staples Retailing	433,900

	Food, Beverage & Tobacco — 5.4%
1,300	Altria Group, Inc.	37,297
200	Archer-Daniels-Midland Co.	6,024
100	Bunge Ltd.	6,250
2,600	Coca-Cola Co. (The)	174,798

600	Dean Foods Co.*	6,096
200	General Mills, Inc.	7,990
200	Hansen Natural Corp.*	18,440
207	Kraft Foods, Inc.-Class A	7,483
140	Lorillard, Inc.	15,627
1,097	PepsiCo, Inc.	70,208
1,400	Philip Morris International, Inc.	106,736
224	Tyson Foods, Inc.-Class A	4,511

	Total Food, Beverage & Tobacco	461,460

	Health Care Equipment & Services — 11.7%
1,500	Aetna, Inc.	62,730
100	AMERIGROUP Corp.*	5,717
600	AmerisourceBergen Corp.	22,290
100	Baxter International, Inc.	5,166
2,000	Boston Scientific Corp.*	11,800
1,400	Cardinal Health, Inc.	59,444
600	Cigna Corp.	26,538
100	Cooper Cos, Inc. (The)	6,126
600	Coventry Health Care, Inc.*	19,164
100	Covidien Plc	4,555
280	Express Scripts, Inc.*	12,782
400	Health Net, Inc.*	12,456
1,000	Humana, Inc.	88,680
800	McKesson Corp.	65,048
2,200	Medtronic, Inc.	80,146
100	Omnicare, Inc.	3,261
200	Quest Diagnostics, Inc.	11,732
200	Stryker Corp.	9,766
6,467	UnitedHealth Group, Inc.	315,396
1,900	WellPoint, Inc.	134,045
800	Zimmer Holdings, Inc.*	40,440

	Total Health Care Equipment & Services	997,282

	Household & Personal Products — 1.4%
300	Colgate—Palmolive Co.	27,450
100	Energizer Holdings, Inc.*	7,228
100	Herbalife Ltd.	5,530
1,200	Procter & Gamble Co. (The)	77,484

	Total Household & Personal Products	117,692

	Insurance — 7.8%
800	ACE Ltd.	55,624
1,000	AFLAC Inc.	43,440
100	Allied World Assurance Co Holdings Ltd.	5,949
1,400	Allstate Corp. (The)	37,506
400	American Financial Group, Inc.	14,400
1,500	American International Group, Inc.*	34,965
600	Arch Capital Group Ltd.*	22,662
200	Aspen Insurance Holdings Ltd.	5,304
400	Assurant, Inc.	15,696
400	Axis Capital Holdings Ltd.	12,772
762	Berkshire Hathaway Inc.-Class B*	60,015
300	Brown & Brown, Inc.	6,258
700	Chubb Corp.	47,208
900	CNO Financial Group, Inc.*	5,688
200	Endurance Specialty Holdings Ltd.	7,234
100	Everest Re Group Ltd.	8,773
800	Hartford Financial Services Group, Inc. (The)	14,208

400	HCC Insurance Holdings, Inc.	10,752
500	Lincoln National Corp.	10,090
100	PartnerRe Ltd.	6,572
400	Principal Financial Group, Inc.	9,652
1,000	Progressive Corp. (The)	18,860
300	Protective Life Corp.	6,657
100	Prudential Financial, Inc.	5,064
200	Reinsurance Group of America, Inc.	10,300
200	RenaissanceRe Holdings Ltd.	14,688
200	StanCorp Financial Group, Inc.	7,052
450	Torchmark Corp.	19,166
100	Transatlantic Holdings, Inc.	5,464
1,900	Travelers Cos. (The), Inc.	106,875
600	Unum Group	13,506
300	W.R. Berkley Corp.	10,233
900	XL Group Plc	18,558

	Total Insurance	671,191

	Materials — 0.6%
1,200	Alcoa, Inc.	12,024
300	Dow Chemical Co. (The)	8,313
600	Du Pont (E.I.) de Nemours & Co.	28,632
200	MeadWestvaco Corp.	5,970

	Total Materials	54,939

	Media — 0.4%
1,000	CBS Corp.-Class B (Non Voting)	26,040
400	News Corp.-Class A	6,976
100	Viacom, Inc.-Class B	4,476

	Total Media	37,492

	Pharmaceuticals, Biotechnology & Life Sciences — 15.1%
2,000	Abbott Laboratories	109,100
2,300	Amgen, Inc.	133,193
1,100	Biogen Idec, Inc.*	126,445
400	Bristol—Myers Squibb Co.	13,088
4,900	Eli Lilly & Co.	185,465
500	Endo Pharmaceuticals Holdings, Inc.*	17,115
1,500	Forest Laboratories, Inc.*	44,940
900	Gilead Sciences, Inc.*	35,865
2,500	Johnson & Johnson	161,800
1,600	Merck & Co., Inc.	57,200
100	Mylan, Inc.*	1,953
19,976	Pfizer, Inc.	400,918
100	Thermo Fisher Scientific, Inc.*	4,725

	Total Pharmaceuticals, Biotechnology & Life Sciences	1,291,807

	Real Estate — 0.3%
800	Annaly Capital Management, Inc. REIT	12,856
300	ProLogis, Inc. REIT	8,346

	Total Real Estate	21,202

	Retailing — 1.5%
100	Abercrombie & Fitch Co.-Class A	4,791
100	Advance Auto Parts, Inc.	6,922
450	Aeropostale, Inc.*	6,980
200	AutoNation, Inc.*	7,222
30	AutoZone, Inc.*	9,851

200	Best Buy Co., Inc.	5,418
200	Dollar Tree, Inc.*	16,298
100	Family Dollar Stores, Inc.	5,942
400	Foot Locker, Inc.	9,436
300	GameStop Corp.-Class A*	6,936
100	Genuine Parts Co.	5,850
100	Guess?, Inc.	2,812
200	J.C. Penney Co., Inc.	6,408
500	Lowe’s Cos., Inc.	12,005
100	O’Reilly Automotive, Inc.*	7,724
200	Rent-A-Center, Inc.	7,190
100	Target Corp.	5,270

	Total Retailing	127,055

	Semiconductors & Semiconductor Equipment — 0.5%
600	Applied Materials, Inc.	6,468
200	KLA-Tencor Corp.	9,220
900	LSI Corp.*	5,058
600	Texas Instruments, Inc.	18,060

	Total Semiconductors & Semiconductor Equipment	38,806

	Software & Services — 10.6%
200	Cognizant Technology Solutions Corp.-Class A*	13,470
2,700	eBay, Inc.*	79,893
100	Fiserv, Inc.*	5,766
350	Google, Inc.-Class A*	209,786
330	International Business Machines Corp.	62,040
9,100	Microsoft Corp.	232,778
8,400	Oracle Corp.	263,340
1,700	Symantec Corp.*	27,795
100	Visa, Inc.-Class A	9,697

	Total Software & Services	904,565

	Technology Hardware & Equipment — 7.0%
620	Apple, Inc.*	236,964
200	Arrow Electronics, Inc.*	7,312
3,200	Cisco Systems, Inc.	59,648
700	Dell, Inc.*	11,032
4,100	Hewlett-Packard Co.	114,595
700	Ingram Micro, Inc.-Class A*	12,607
200	Juniper Networks, Inc.*	4,542
400	Lexmark International, Inc.	13,384
200	Motorola Solutions, Inc.	9,334
1,700	Qualcomm, Inc.	93,160
200	Tech Data Corp.*	9,846
1,000	Western Digital Corp.*	29,070

	Total Technology Hardware & Equipment	601,494

	Telecommunication Services — 4.4%
7,658	AT&T, Inc.	221,929
200	Centurylink, Inc.	7,504
200	MetroPCS Communications, Inc.*	1,676
3,952	Verizon Communications, Inc.	149,109

	Total Telecommunication Services	380,218

	Transportation — 0.6%
300	CSX Corp.	6,513
100	Norfolk Southern Corp.	7,554

350	Union Pacific Corp.	36,193

	Total Transportation	50,260

	Utilities — 0.3%
300	Aqua America, Inc.	6,570
500	Exelon Corp.	22,155

	Total Utilities	28,725

	TOTAL COMMON STOCKS (COST $7,431,353)	8,334,820

	MUTUAL FUNDS — 2.5%

	Affiliated Issuers — 2.5%
8,479	GMO U.S. Treasury Fund	212,069

	TOTAL MUTUAL FUNDS (COST $212,001)	212,069

	RIGHTS/WARRANTS — 0.0%

	Insurance — 0.0%
160	American International Group, Inc., Warrants, Strike 45.00 *	979

	Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
400	Sanofi Aventis, Rights, Expires 12/31/20 *	520

	TOTAL RIGHTS/WARRANTS (COST $3,659)	1,499

	SHORT-TERM INVESTMENTS — 0.4%

	Money Market Funds — 0.4%
38,962	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	38,962

	TOTAL SHORT-TERM INVESTMENTS (COST $38,962)	38,962

	TOTAL INVESTMENTS — 100.3% (Cost $7,685,975)	8,587,350

	Other Assets and Liabilities (net) — (0.3%)	(29,746)

	TOTAL NET ASSETS — 100.0%	$8,557,604

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$7,955,773	$961,886	$(330,309)	$631,577
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$205,992	$119,000	$113,000	$69	$8	$212,069

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$8,334,820	$—	$—	$8,334,820
Mutual Funds	212,069	—	—	212,069
Rights/Warrants	—	1,499	—	1,499
Short-Term Investments	38,962	—	—	38,962

Total Investments	8,585,851	1,499	—	8,587,350

Total	$8,585,851	$1,499	$—	$8,587,350

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Focused Investment Risk — Focusing investments in sectors or companies or in industries with high positive correlations to one another creates additional risk.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposure in excess of its net assets.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the

Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used total return swap agreements to achieve returns comparable to holding and lending a direct equity position. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2011, the Fund held rights and/or warrants received as a result of corporate actions. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$1,499	$—	$1,499

Total	$—	$—	$—	$1,499	$—	$1,499

The volume of derivative activity, based on absolute values (rights and/or warrants) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Swap	Rights and/or
	Agreements	Warrants
Average amount outstanding	$3,420	$1,919

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 99.5%

	Automobiles & Components — 1.2%
500	Dorman Products, Inc.*	19,340
300	Exide Technologies*	828
2,500	Goodyear Tire & Rubber Co. (The)*	34,975

	Total Automobiles & Components	55,143

	Banks — 0.1%
100	Signature Bank/New York NY*	5,843

	Capital Goods — 9.4%
200	Applied Industrial Technologies, Inc.	6,906
100	Armstrong World Industries, Inc.	3,969
440	Astronics Corp.*	15,691
300	Blount International, Inc.*	4,593
200	CAI International, Inc.*	3,068
800	Chicago Bridge & Iron Co NV (NY Shares)	33,080
600	Colfax Corp.*	17,586
400	DXP Enterprises, Inc.*	12,100
800	Gardner Denver, Inc.	68,576
100	General Cable Corp.*	2,650
700	Graco, Inc.	30,093
100	KBR, Inc.	2,890
100	Kennametal, Inc.	3,811
400	Lincoln Electric Holdings, Inc.	15,792
800	Manitowoc Co. (The), Inc.	8,856
300	Middleby Corp.*	27,384
100	MSC Industrial Direct Co., Inc.-Class A	6,953
100	Nordson Corp.	4,706
1,200	Polypore International, Inc.*	58,860
200	Primoris Services Corp.	2,844
100	Raven Industries, Inc.	6,024
900	Sauer-Danfoss, Inc.*	33,831
100	Thomas & Betts Corp.*	5,201
200	Titan International, Inc.	4,308
100	Titan Machinery, Inc.*	2,170
1,000	Trimas Corp.*	20,410
300	WABCO Holdings, Inc.*	14,103
200	Wabtec Corp.	13,650

	Total Capital Goods	430,105

	Commercial & Professional Services — 3.2%
200	Acacia Research — Acacia Technologies*	6,964
300	Brink’s Co. (The)	7,386
100	CBIZ, Inc.*	602
400	Clean Harbors, Inc.*	23,988
100	CompX International, Inc.	1,552
1,200	Copart, Inc.*	53,916
500	Deluxe Corp.	11,430
100	Huron Consulting Group, Inc.*	3,472
300	Insperity, Inc.	7,437
100	KAR Auction Services, Inc.*	1,314
400	Knoll, Inc.	6,064
300	Rollins, Inc.	6,660
100	Steelcase, Inc.-Class A	784

500	Waste Connections, Inc.	16,385

	Total Commercial & Professional Services	147,954

	Consumer Durables & Apparel — 7.4%
200	CROCS, Inc.*	3,102
1,500	Fossil, Inc.*	134,385
300	Oxford Industries, Inc.	11,379
800	Polaris Industries, Inc.	48,080
300	Steven Madden Ltd.*	10,698
1,500	Tempur-Pedic International, Inc.*	81,915
200	True Religion Apparel, Inc.*	7,040
700	Tupperware Brands Corp.	40,782

	Total Consumer Durables & Apparel	337,381

	Consumer Services — 3.1%
100	AFC Enterprises, Inc.*	1,570
100	Ameristar Casinos, Inc.	1,750
100	BJ’s Restaurants, Inc.*	4,808
400	Brinker International, Inc.	9,632
100	DineEquity, Inc.*	4,708
700	Domino’s Pizza, Inc.*	23,058
600	Krispy Kreme Doughnuts, Inc.*	4,512
200	Papa John’s International, Inc.*	7,580
1,400	Weight Watchers International, Inc.	82,278

	Total Consumer Services	139,896

	Diversified Financials — 3.7%
200	Advance America Cash Advance Centers, Inc.	1,704
1,100	BGC Partners, Inc.-Class A	6,952
200	Cash America International, Inc.	9,942
200	Credit Acceptance Corp.*	16,402
1,000	DFC Global Corp.*	18,150
600	EZCORP, Inc.-Class A*	17,454
400	Financial Engines, Inc.*	8,788
900	First Cash Financial Services, Inc.*	32,670
104	Kohlberg Capital Corp.	656
200	Virtus Investment Partners, Inc.*	15,178
700	Waddell and Reed Financial, Inc.	19,026
300	World Acceptance Corp.*	20,586

	Total Diversified Financials	167,508

	Energy — 11.5%
200	Apco Oil and Gas International, Inc.	15,890
100	Atwood Oceanics, Inc.*	4,100
400	Basic Energy Services, Inc.*	7,536
900	Cabot Oil & Gas Corp.	79,731
500	Callon Petroleum Co.*	2,685
100	CARBO Ceramics, Inc.	14,232
400	Clayton Williams Energy, Inc.*	29,584
1,100	CVR Energy, Inc.*	20,020
1,700	Golar LNG Ltd.	74,120
300	Gulfport Energy Corp.*	9,525
4,300	HollyFrontier Corp.	99,975
1,000	ION Geophysical Corp.*	5,810
300	Lufkin Industries, Inc.	21,024
100	Oil States International, Inc.*	7,525
950	RPC, Inc.	18,544
2,100	SandRidge Energy, Inc.*	15,435
300	SM Energy Co.	23,847

1,400	Stone Energy Corp.*	39,606
200	Superior Energy Services, Inc.*	5,942
700	W&T Offshore, Inc.	14,014
900	Western Refining, Inc.*	10,701
100	World Fuel Services Corp.	4,287

	Total Energy	524,133

	Food & Staples Retailing — 0.9%
600	PriceSmart, Inc.	40,710

	Food, Beverage & Tobacco — 4.4%
200	B&G Foods, Inc.	4,438
100	Boston Beer Co., Inc.-Class A*	9,991
1,800	Darling International, Inc.*	25,866
1,200	Flowers Foods, Inc.	23,724
1,500	Hansen Natural Corp.*	138,300

	Total Food, Beverage & Tobacco	202,319

	Health Care Equipment & Services — 9.6%
500	Accretive Health, Inc.*	11,540
100	Air Methods Corp.*	8,072
900	AMERIGROUP Corp.*	51,453
100	athenahealth, Inc.*	5,940
100	Centene Corp.*	3,871
200	Chemed Corp.	10,732
500	Cooper Cos, Inc. (The)	30,630
400	CorVel Corp.*	19,084
300	Ensign Group, Inc. (The)	7,113
900	Gen-Probe, Inc.*	56,691
100	Haemonetics Corp.*	5,923
1,500	Health Management Associates, Inc.-Class A*	12,330
300	Healthspring, Inc.*	16,386
200	Hill-Rom Holdings, Inc.	6,320
300	HMS Holdings Corp.*	9,099
200	IPC The Hospitalist Co., Inc.*	9,220
500	MAKO Surgical Corp.*	14,400
200	Medidata Solutions, Inc.*	4,036
300	Mednax, Inc.*	20,220
200	National Research Corp.	6,726
400	Neogen Corp.*	14,092
100	Orthofix International NV*	3,427
100	Providence Service Corp. (The)*	1,171
900	PSS World Medical, Inc.*	21,942
600	Quality Systems, Inc.	21,210
200	Sirona Dental Systems, Inc.*	8,888
1,400	Sunrise Senior Living, Inc.*	7,042
100	SXC Health Solutions Corp*	5,882
100	Team Health Holdings, Inc.*	2,196
600	WellCare Health Plans, Inc.*	35,070
100	West Pharmaceutical Services, Inc.	3,853
100	Zoll Medical Corp.*	4,603

	Total Health Care Equipment & Services	439,162

	Household & Personal Products — 2.6%
2,100	Herbalife Ltd.	116,130
64	USANA Health Sciences, Inc.*	2,185

	Total Household & Personal Products	118,315

	Insurance — 1.5%
100	AmTrust Financial Services, Inc.	2,651
913	Erie Indemnity Co.-Class A	67,370

	Total Insurance	70,021

	Materials — 6.5%
400	Albemarle Corp.	21,812
100	Balchem Corp.-Class B	4,150
200	Carpenter Technology Corp.	10,828
1,200	Crown Holdings, Inc.*	38,772
400	Flotek Industries, Inc.*	3,644
1,200	Globe Specialty Metals, Inc.	17,916
300	Hawkins, Inc.	11,853
300	International Flavors & Fragrances, Inc.	16,278
300	Koppers Holdings, Inc.	9,909
400	Kraton Performance Polymers, Inc.*	8,408
500	LSB Industries, Inc.*	15,635
200	NewMarket Corp.	39,578
300	Noranda Aluminum Holding Corp.	2,466
900	Omnova Solutions, Inc.*	3,915
600	PolyOne Corp.	6,456
900	Rockwood Holdings, Inc.*	40,104
100	Schnitzer Steel Industries, Inc.-Class A	4,639
200	Silgan Holdings, Inc.	7,788
300	Temple-Inland, Inc.	9,549
3,200	US Gold Corp.*	13,280
200	W.R. Grace & Co.*	8,334
100	Worthington Industries, Inc.	1,759

	Total Materials	297,073

	Media — 0.1%
100	Arbitron, Inc.	3,761

	Pharmaceuticals, Biotechnology & Life Sciences — 6.9%
2,800	Akorn, Inc.*	30,128
1,600	ARIAD Pharmaceuticals, Inc.*	19,344
700	Bruker Corp.*	8,764
300	Cepheid, Inc.*	10,290
900	Charles River Laboratories International, Inc.*	25,515
100	Covance, Inc.*	4,591
300	Cubist Pharmaceuticals, Inc.*	11,571
1,000	Depomed, Inc.*	4,870
300	Exelixis, Inc.*	1,383
300	Impax Laboratories, Inc.*	6,042
1,400	Jazz Pharmaceuticals, Inc.*	55,468
100	Medicines Co.*	1,891
800	Medicis Pharmaceutical Corp.-Class A	26,120
60	Mettler-Toledo International, Inc.*	9,588
600	PDL BioPharma, Inc.	3,840
300	Pharmaceutical Product Development, Inc.	9,963
300	Pharmasset, Inc.*	39,297
600	Questcor Pharmaceuticals, Inc.*	26,970
100	Regeneron Pharmaceuticals, Inc.*	5,942
200	Spectrum Pharmaceuticals, Inc.*	2,770
200	Techne Corp.	13,498

	Total Pharmaceuticals, Biotechnology & Life Sciences	317,845

	Real Estate — 0.1%
100	Anworth Mortgage Asset Corp. REIT	633
100	Getty Realty Corp. REIT	1,600
100	Rayonier, Inc. REIT	4,064

	Total Real Estate	6,297

	Retailing — 7.1%
100	Aaron’s, Inc.	2,628
500	Abercrombie & Fitch Co.-Class A	23,955
200	ANN, Inc.*	4,692
100	Cato Corp. (The)-Class A	2,559
1,300	Chico’s FAS, Inc.	13,520
100	Destination Maternity Corp.	1,465
200	Express, Inc.	4,538
100	Finish Line (The), Inc.-Class A	2,108
200	Hibbett Sports, Inc.*	9,102
150	Jos. A. Bank Clothiers, Inc.*	7,392
2,200	Sally Beauty Holdings, Inc.*	44,220
400	Select Comfort Corp.*	7,412
1,600	Tractor Supply Co.	115,568
1,200	Ulta Salon Cosmetics & Fragrance, Inc.*	83,556

	Total Retailing	322,715

	Semiconductors & Semiconductor Equipment — 1.1%
500	AXT, Inc.*	2,105
300	Cypress Semiconductor Corp.*	5,721
300	Entegris, Inc.*	2,529
800	GT Advanced Technologies, Inc.*	6,176
400	IXYS Corp.*	4,616
500	LSI Corp.*	2,810
200	Micrel, Inc.	2,080
100	NVE Corp.*	5,858
900	ON Semiconductor Corp.*	6,777
2,100	Silicon Image, Inc.*	10,311

	Total Semiconductors & Semiconductor Equipment	48,983

	Software & Services — 12.0%
300	ACI Worldwide, Inc.*	9,024
1,300	Alliance Data Systems Corp.*	133,133
200	Ancestry.com, Inc.*	4,742
100	Ariba, Inc.*	3,035
100	Broadridge Financial Solutions, Inc.	2,257
100	Compuware Corp.*	826
300	DST Systems, Inc.	14,259
100	Echo Global Logistics, Inc.*	1,572
100	Factset Research Systems, Inc.	9,323
1,900	Fortinet, Inc.*	45,581
400	Genpact Ltd.*	6,228
900	Global Payments, Inc.	39,807
200	Heartland Payment Systems, Inc.	4,510
900	Informatica Corp.*	40,460
300	Liquidity Services, Inc.*	10,218
300	LivePerson, Inc.*	3,774
500	LoopNet, Inc.*	9,025
1,100	Magma Design Automation, Inc.*	6,292
500	MAXIMUS, Inc.	20,800
300	Micros Systems, Inc.*	14,151
900	NIC, Inc.	11,700

400	Opnet Technologies, Inc.	14,268
700	Rackspace Hosting, Inc.*	30,366
100	S1 Corp.*	974
100	Solera Holdings, Inc.	4,732
500	Syntel, Inc.	23,920
300	TeleNav, Inc.*	2,466
600	TeleTech Holdings, Inc.*	10,566
2,100	TIBCO Software, Inc.*	57,540
100	Tyler Technologies, Inc.*	3,205
200	Valueclick, Inc.*	3,092
200	Virtusa Corp.*	3,148
100	VistaPrint NV*	3,271

	Total Software & Services	548,265

	Technology Hardware & Equipment — 4.4%
400	Anixter International, Inc.*	24,564
300	Arrow Electronics, Inc.*	10,968
100	Cognex Corp.	3,567
300	DDi Corp.	2,703
100	Faro Technologies, Inc.*	4,845
200	FEI Co.*	8,072
500	Finisar Corp.*	9,220
200	InterDigital, Inc.	8,792
600	IPG Photonics Corp.*	22,998
200	National Instruments Corp.	5,260
1,900	NCR Corp.*	33,231
100	Newport Corp.*	1,303
100	Oplink Communications, Inc.*	1,651
2,000	Polycom, Inc.*	33,800
100	Rofin-Sinar Technologies, Inc.*	2,406
64	Vishay Precision Group, Inc.*	912
700	Zebra Technologies Corp.*	26,502

	Total Technology Hardware & Equipment	200,794

	Telecommunication Services — 0.6%
600	Cogent Communications Group, Inc.*	10,206
1,800	MetroPCS Communications, Inc.*	15,084
100	Neutral Tandem, Inc.*	1,081

	Total Telecommunication Services	26,371

	Transportation — 2.1%
700	Avis Budget Group, Inc.*	8,260
400	Copa Holdings SA	25,824
500	Landstar System, Inc.	23,135
800	Old Dominion Freight Line, Inc.*	31,048
100	Park-Ohio Holdings Corp.*	1,940
300	UTi Worldwide, Inc.	4,668

	Total Transportation	94,875

	TOTAL COMMON STOCKS (COST $4,284,479)	4,545,469

	MUTUAL FUNDS — 1.4%

	Affiliated Issuers — 1.4%
2,561	GMO U.S. Treasury Fund	64,034

	TOTAL MUTUAL FUNDS (COST $64,034)	64,034

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.2%

	Money Market Funds — 0.2%
7,259	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	7,259

	TOTAL SHORT-TERM INVESTMENTS (COST $7,259)	7,259

	TOTAL INVESTMENTS — 101.1% (Cost $4,355,772)	4,616,762

	Other Assets and Liabilities (net) — (1.1%)	(48,625)

	TOTAL NET ASSETS — 100.0%	$4,568,137

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.
As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$4,359,204	$586,747	$(329,189)	$257,558
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$101,000	$399,000	$435,962	$24	$—	$64,034

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$4,545,469	$—	$—	$4,545,469
Mutual Funds	64,034	—	—	64,034
Short-Term Investments	7,259	—	—	7,259

Total Investments	4,616,762	—	—	4,616,762

Total	$4,616,762	$—	$—	$4,616,762

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Liquidity Risk — Shares of small- and mid-cap companies often have lower trading volumes and a limited number or no market makers. Thus, a large position may limit or prevent the Fund from selling those shares or unwinding derivative positions on them at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Focused Investment Risk — Focusing investments in sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposure in excess of its net assets.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.
Subsequent events
The Board of Trustees of GMO Trust has approved the liquidation of the Fund. It is expected that the Fund will be liquidated on or about January 31, 2012.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 97.3%

	Automobiles & Components — 0.2%
400	Standard Motor Products, Inc.	7,812

	Banks — 0.4%
200	Federal Agricultural Mortgage Corp.-Class C	3,398
500	MainSource Financial Group, Inc.	4,140
300	Prosperity Bancshares, Inc.	11,997

	Total Banks	19,535

	Capital Goods — 4.4%
900	Aircastle Ltd.	10,458
200	Alliant Techsystems, Inc.	11,768
400	Applied Industrial Technologies, Inc.	13,812
600	Carlisle Cos., Inc.	26,760
500	Crane Co.	23,995
400	Curtiss-Wright Corp.	13,180
200	DXP Enterprises, Inc.*	6,050
500	Hubbell, Inc.-Class B	32,710
100	Preformed Line Products Co.	5,317
400	Primoris Services Corp.	5,688
15	Seaboard Corp.	30,146
100	Standex International Corp.	3,193
500	Teledyne Technologies, Inc.*	28,340

	Total Capital Goods	211,417

	Commercial & Professional Services — 5.4%
200	Brink’s Co. (The)	4,924
1,500	Cintas Corp.	45,600
700	Deluxe Corp.	16,002
700	Equifax, Inc.	26,005
400	FTI Consulting, Inc.*	17,156
300	G&K Services Inc.-Class A	8,970
200	Huron Consulting Group, Inc.*	6,944
400	Iron Mountain, Inc.	12,148
300	Multi-Color Corp.	7,866
1,800	RR Donnelley & Sons Co.	27,036
600	Sykes Enterprises, Inc.*	9,774
900	Towers Watson & Co.-Class A	58,644
100	UniFirst Corp.	5,783
400	United Stationers, Inc.	13,416

	Total Commercial & Professional Services	260,268

	Consumer Durables & Apparel — 4.8%
200	American Greetings Corp.-Class A	3,398
100	Blyth, Inc.	6,582
700	Carter’s, Inc.*	27,839
170	Deckers Outdoor Corp.*	18,521
100	Fossil, Inc.*	8,959
200	Helen of Troy Ltd.*	5,974
700	Iconix Brand Group, Inc.*	12,082
400	Jakks Pacific, Inc.	7,636
600	Jarden Corp.	18,684
200	Oxford Industries, Inc.	7,586
100	Polaris Industries, Inc.	6,010
400	PVH Corp.	27,156
150	Steven Madden Ltd.*	5,349

200	True Religion Apparel, Inc.*	7,040
800	Tupperware Brands Corp.	46,608
600	Wolverine World Wide, Inc.	22,104

	Total Consumer Durables & Apparel	231,528

	Consumer Services — 5.0%
300	Apollo Group, Inc.-Class A*	14,544
200	Bob Evans Farms, Inc.	6,696
600	Bridgepoint Education, Inc.*	13,200
800	Brinker International, Inc.	19,264
600	Career Education Corp.*	4,236
600	DeVry, Inc.	20,706
600	Domino’s Pizza, Inc.*	19,764
1,300	Education Management Corp.*	28,964
3,200	H&R Block, Inc.	50,336
300	ITT Educational Services, Inc.*	16,488
200	Matthews International Corp.-Class A	6,634
300	Papa John’s International, Inc.*	11,370
100	Red Robin Gourmet Burgers, Inc.*	2,658
400	Six Flags Entertainment Corp.	15,200
100	Steiner Leisure Ltd.*	4,700
100	Weight Watchers International, Inc.	5,877

	Total Consumer Services	240,637

	Diversified Financials — 2.4%
800	Advance America Cash Advance Centers, Inc.	6,816
400	Cash America International, Inc.	19,884
100	Credit Acceptance Corp.*	8,201
200	Encore Capital Group, Inc.*	4,360
700	EZCORP, Inc.-Class A*	20,363
300	First Cash Financial Services, Inc.*	10,890
1,100	NASDAQ OMX Group, Inc. (The)*	28,875
400	Primus Guaranty Ltd.*	2,336
200	World Acceptance Corp.*	13,724

	Total Diversified Financials	115,449

	Energy — 3.2%
700	Energen Corp.	35,504
1,600	HollyFrontier Corp.	37,200
200	SEACOR Holdings, Inc.	17,354
1,000	Tesoro Corp.*	23,890
600	Western Refining, Inc.*	7,134
800	World Fuel Services Corp.	34,296

	Total Energy	155,378

	Food & Staples Retailing — 1.1%
600	Ruddick Corp.	23,910
400	Spartan Stores, Inc.	7,212
1,500	Supervalu, Inc.	11,025
100	Susser Holdings Corp.*	2,298
200	Weis Markets, Inc.	7,984

	Total Food & Staples Retailing	52,429

	Food, Beverage & Tobacco — 6.5%
300	Cal-Maine Foods, Inc.	10,158
100	Coca-Cola Bottling Co.	5,600
1,300	Constellation Brands, Inc.-Class A*	25,311
500	Corn Products International, Inc.	25,995

2,300	Dean Foods Co.*	23,368
900	Dole Food Co., Inc.*	7,605
1,200	Flowers Foods, Inc.	23,724
700	Fresh Del Monte Produce, Inc.	17,563
200	Hain Celestial Group (The), Inc.*	7,468
400	Hansen Natural Corp.*	36,880
100	J&J Snack Foods Corp.	5,188
200	Lancaster Colony Corp.	14,080
400	National Beverage Corp.	6,688
800	Ralcorp Holdings, Inc.*	65,056
1,200	Smithfield Foods, Inc.*	29,388
200	Universal Corp.	9,476

	Total Food, Beverage & Tobacco	313,548

	Health Care Equipment & Services — 13.8%
700	AMERIGROUP Corp.*	40,019
200	AmSurg Corp.*	5,216
200	Cantel Medical Corp.	5,262
600	Centene Corp.*	23,226
200	Chemed Corp.	10,732
400	Conmed Corp.*	10,516
600	Cooper Cos, Inc. (The)	36,756
1,900	Coventry Health Care, Inc.*	60,686
1,400	DENTSPLY International, Inc.	50,554
300	Greatbatch, Inc.*	6,636
100	Haemonetics Corp.*	5,923
1,100	Health Net, Inc.*	34,254
1,000	Healthspring, Inc.*	54,620
200	ICU Medical, Inc.*	8,802
300	Integra LifeSciences Holdings Corp.*	9,639
300	Invacare Corp.	6,162
500	LifePoint Hospitals, Inc.*	19,615
300	Magellan Health Services, Inc.*	15,198
400	Mednax, Inc.*	26,960
1,241	Metropolitan Health Networks, Inc.*	8,985
450	Molina Healthcare, Inc.*	9,832
1,600	Omnicare, Inc.	52,176
200	Orthofix International (Non Voting)*	6,854
600	Owens & Minor, Inc.	18,480
800	Patterson Cos., Inc.	24,136
400	PharMerica Corp.*	6,260
700	PSS World Medical, Inc.*	17,066
500	Teleflex, Inc.	30,440
1,000	Universal American Corp.	13,130
300	US Physical Therapy, Inc.	5,901
500	WellCare Health Plans, Inc.*	29,225
200	West Pharmaceutical Services, Inc.	7,706

	Total Health Care Equipment & Services	660,967

	Household & Personal Products — 4.6%
1,500	Church & Dwight Co., Inc.	66,375
400	Elizabeth Arden, Inc.*	15,120
700	Energizer Holdings, Inc.*	50,596
1,100	Herbalife Ltd.	60,830
200	Nu Skin Enterprises, Inc.-Class A	9,548
500	Revlon, Inc.-Class A*	7,715
400	Spectrum Brands Holdings, Inc.*	11,208

	Total Household & Personal Products	221,392

	Insurance — 7.4%
200	Allied World Assurance Co Holdings Ltd.	11,898
1,000	American Financial Group, Inc.	36,000
700	AmTrust Financial Services, Inc.	18,557
800	Arch Capital Group Ltd.*	30,216
3,000	CNO Financial Group, Inc.*	18,960
120	Enstar Group Ltd.*	12,133
400	FBL Financial Group, Inc.-Class A	13,592
900	HCC Insurance Holdings, Inc.	24,192
400	Kemper Corp.	11,020
400	ProAssurance Corp.	31,844
800	Reinsurance Group of America, Inc.	41,200
200	RLI Corp.	14,174
1,000	Torchmark Corp.	42,590
700	Validus Holdings Ltd.	21,063
800	W.R. Berkley Corp.	27,288

	Total Insurance	354,727

	Materials — 3.6%
1,100	Ball Corp.	38,621
500	Eastman Chemical Co.	19,810
200	Innospec, Inc.*	5,812
600	International Flavors & Fragrances, Inc.	32,556
1,300	RPM International, Inc.	30,680
400	Sensient Technologies Corp.	15,108
600	Silgan Holdings, Inc.	23,364
200	TPC Group, Inc.*	4,800

	Total Materials	170,751

	Media — 1.9%
700	Charter Communications, Inc.-Class A*	37,009
600	John Wiley and Sons, Inc.-Class A	28,860
1,000	Sinclair Broadcast Group, Inc.	10,340
45	Washington Post Co. (The)-Class B	16,151

	Total Media	92,360

	Pharmaceuticals, Biotechnology & Life Sciences — 4.2%
300	Bio-Rad Laboratories, Inc.*	28,290
600	Charles River Laboratories International, Inc.*	17,010
400	Covance, Inc.*	18,364
600	Cubist Pharmaceuticals, Inc.*	23,142
1,500	Endo Pharmaceuticals Holdings, Inc.*	51,345
200	Hi-Tech Pharmacal Co., Inc.*	8,304
500	Medicis Pharmaceutical Corp.-Class A	16,325
500	PerkinElmer, Inc.	9,460
900	Viropharma, Inc.*	21,609
100	Watson Pharmaceuticals, Inc.*	6,462

	Total Pharmaceuticals, Biotechnology & Life Sciences	200,311

	Real Estate — 1.8%
1,700	American Capital Agency Corp. REIT	48,773
1,200	Anworth Mortgage Asset Corp. REIT	7,596
900	Capstead Mortgage Corp. REIT	11,232
500	Hatteras Financial Corp. REIT	13,400
700	Newcastle Investment Corp. REIT	3,115

	Total Real Estate	84,116

	Retailing — 12.4%
700	Aaron’s, Inc.	18,396
900	Abercrombie & Fitch Co.-Class A	43,119
400	Asbury Automotive Group, Inc.*	7,888
800	Ascena Retail Group, Inc.*	22,016
900	AutoNation, Inc.*	32,499
400	Big Lots, Inc.*	16,044
600	Buckle (The), Inc.	23,976
200	Cato Corp. (The)-Class A	5,118
1,700	Chico’s FAS, Inc.	17,680
100	Core-Mark Holding Co., Inc.	3,856
700	Dillard’s, Inc.-Class A	32,900
130	DSW, Inc.-Class A	5,850
300	Express, Inc.	6,807
100	Family Dollar Stores, Inc.	5,942
300	Finish Line (The), Inc.-Class A	6,324
1,200	Foot Locker, Inc.	28,308
1,800	GameStop Corp.-Class A*	41,616
300	Genesco, Inc.*	17,715
300	Group 1 Automotive, Inc.	14,733
100	Hibbett Sports, Inc.*	4,551
300	Jos. A. Bank Clothiers, Inc.*	14,784
400	Lithia Motors, Inc.-Class A	8,884
1,000	LKQ Corp.*	30,530
500	Men’s Wearhouse (The), Inc.	13,915
1,100	Penske Auto Group, Inc.	22,319
1,200	PetSmart, Inc.	57,900
800	Rent-A-Center, Inc.	28,760
300	Select Comfort Corp.*	5,559
100	Shoe Carnival, Inc.*	2,378
500	Sonic Automotive, Inc.	7,385
300	Stage Stores, Inc.	3,762
400	Systemax, Inc.*	5,880
100	Tiffany & Co.	6,704
200	Tractor Supply Co.	14,446
500	Williams-Sonoma, Inc.	18,885

	Total Retailing	597,429

	Semiconductors & Semiconductor Equipment — 0.3%
1,100	GT Advanced Technologies, Inc.*	8,492
700	Kulicke & Soffa Industries, Inc.*	6,370

	Total Semiconductors & Semiconductor Equipment	14,862

	Software & Services — 8.3%
500	Alliance Data Systems Corp.*	51,205
800	Amdocs Ltd.*	22,592
400	CACI International, Inc.-Class A*	22,552
1,100	CIBER, Inc.*	4,554
400	DST Systems, Inc.	19,012
100	ePlus, Inc.*	2,777
400	Fair Isaac Corp.	14,548
800	Global Payments, Inc.	35,384
300	Heartland Payment Systems, Inc.	6,765
800	IAC/InterActiveCorp	33,504
500	j2 Global Communications, Inc.	13,555
500	Jack Henry & Associates, Inc.	16,605
400	Mantech International Corp.-Class A	13,520
200	MAXIMUS, Inc.	8,320
50	MicroStrategy, Inc.-Class A*	6,156

600	NeuStar, Inc.-Class A*	20,244
800	Synopsys, Inc.*	22,376
300	TeleNav, Inc.*	2,466
700	TeleTech Holdings, Inc.*	12,327
2,600	Total System Services, Inc.	52,104
1,200	United Online, Inc.	6,336
400	Valueclick, Inc.*	6,184
300	Websense, Inc.*	5,433

	Total Software & Services	398,519

	Technology Hardware & Equipment — 4.0%
1,400	Arrow Electronics, Inc.*	51,184
400	Brightpoint, Inc.*	3,996
300	Comtech Telecommunications Corp.	9,087
200	Harris Corp.	7,120
1,400	Ingram Micro, Inc.-Class A*	25,214
400	Insight Enterprises, Inc.*	5,856
1,200	NCR Corp.*	20,988
400	PC Connection, Inc.	4,052
200	Scansource, Inc.*	7,022
400	SYNNEX Corp.*	11,740
600	Tech Data Corp.*	29,538
400	Zebra Technologies Corp.*	15,144

	Total Technology Hardware & Equipment	190,941

	Telecommunication Services — 0.3%
1,800	Cincinnati Bell, Inc.*	5,292
200	IDT Corp.-Class B	2,600
700	Premiere Global Services, Inc.*	5,789

	Total Telecommunication Services	13,681

	Utilities — 1.3%
700	Atmos Energy Corp.	23,947
500	PNM Resources, Inc.	9,555
400	Portland General Electric Co.	10,020
600	UGI Corp.	17,976

	Total Utilities	61,498

	TOTAL COMMON STOCKS (COST $4,364,629)	4,669,555

	MUTUAL FUNDS — 3.3%

	Affiliated Issuers — 3.3%
6,399	GMO U.S. Treasury Fund	160,048

	TOTAL MUTUAL FUNDS (COST $160,048)	160,048

	RIGHTS/WARRANTS — 0.2%

	Insurance — 0.2%
1,295	American International Group, Inc., Warrants, Strike 45.00 *	7,926

	TOTAL RIGHTS/WARRANTS (COST $22,015)	7,926

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.6%

	Money Market Funds — 0.6%
27,309	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	27,309

	TOTAL SHORT-TERM INVESTMENTS (COST $27,309)	27,309

	TOTAL INVESTMENTS — 101.4% (Cost $4,574,001)	4,864,838

	Other Assets and Liabilities (net) — (1.4%)	(66,885)

	TOTAL NET ASSETS — 100.0%	$4,797,953

Notes to Schedule of Investments:

REIT —	Real Estate Investment Trust
*	Non-income producing security.
(a)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$4,590,427	$512,956	$(238,545)	$274,411

Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A Summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$185,000	$694,000	$718,952	$44	$—	$160,048

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$4,669,555	$—	$—	$4,669,555
Mutual Funds	160,048	—	—	160,048
Rights/Warrants	—	7,926	—	7,926
Short-Term Investments	27,309	—	—	27,309

Total Investments	4,856,912	7,926	—	4,864,838

Total	$4,856,912	$7,926	$—	$4,864,838

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Liquidity Risk — Shares of small- and mid-cap companies often have lower trading volumes and a limited number or no market makers. Thus, a large position may limit or prevent the Fund from selling those shares or unwinding derivative positions on them at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Focused Investment Risk — Focusing investments in sectors or companies or in industries with high positive correlations to one another creates additional risk.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposure in excess of its net assets.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2011, the Fund held rights and/or warrants received as a result of a corporate action. Rights and/or warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$7,926	$—	$7,926

Total	$—	$—	$—	$7,926	$—	$7,926

As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (futures contracts and rights and/or warrants) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Futures	Rights and/or
	Contracts	Warrants
Average amount outstanding	$20,021	$11,596

Subsequent events
Effective January 16, 2012, GMO U.S. Small/Mid Cap Value Fund was renamed “GMO U.S. Small/Mid Cap Fund.” As of that date, the Manager will seek to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the Russell 2500 Index.
Effective January 16, 2012, the Fund’s benchmark is the Russell 2500 Index. The Russell 2500 Index is an independently maintained and widely published index that measures the performance of the small to mid-cap segment of the U.S. equity universe. The Russell 2500 is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Treasury Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares/Par
Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 110.9%

	U.S. Government — 110.7%
246,695,000	U.S. Treasury Bill, 0.00%, due 12/01/11 (b)	246,695,000
53,075,000	U.S. Treasury Bill, 0.00%, due 12/08/11 (b)	53,075,000
158,800,000	U.S. Treasury Bill, 0.01%, due 12/15/11 (b)	158,799,354
346,850,000	U.S. Treasury Bill, 0.01%, due 12/22/11 (b)	346,847,930
769,080,000	U.S. Treasury Bill, 0.02%, due 12/29/11 (b)	769,070,496
85,000,000	U.S. Treasury Bill, 0.01%, due 02/09/12 (b)	84,998,045
125,000,000	U.S. Treasury Bill, 0.01%, due 02/16/12 (b)	124,996,750
134,400,000	U.S. Treasury Bill, 0.02%, due 02/23/12 (b)	134,396,237
150,000,000	U.S. Treasury Bill, 0.02%, due 03/01/12 (b)	149,993,100
69,000,000	U.S. Treasury Bill, 0.03%, due 04/12/12 (b)	68,992,341
66,000,000	U.S. Treasury Note, 0.88%, due 01/31/12	66,092,796
50,000,000	U.S. Treasury Note, 1.38%, due 02/15/12	50,138,650
84,000,000	U.S. Treasury Note, 0.88%, due 02/29/12	84,173,880
100,000,000	U.S. Treasury Note, 1.00%, due 03/31/12	100,316,400
38,000,000	U.S. Treasury Note, 1.38%, due 04/15/12	38,185,554
25,000,000	U.S. Treasury Note, 1.00%, due 04/30/12	25,097,650

	Total U.S. Government	2,501,869,183

	Money Market Funds — 0.2%
4,632,968	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00%(a)	4,632,968

	TOTAL SHORT-TERM INVESTMENTS (COST $2,506,509,306)	2,506,502,151

	TOTAL INVESTMENTS — 110.9% (Cost $2,506,509,306)	2,506,502,151

	Other Assets and Liabilities (net) — (10.9%)	(245,890,599)

	TOTAL NET ASSETS — 100.0%	$2,260,611,552

Notes to Schedule of Investments:

(a)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.

(b)	Rate shown represents yield-to-maturity.

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$2,506,509,306	$6,739	$(13,894)	$(7,155)

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. U.S. Treasury Bills having sixty days or less to final maturity were valued using amortized cost.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Short-Term Investments	$932,014,371	$1,574,487,780	$—	$2,506,502,151

Total Investments	932,014,371	1,574,487,780	—	2,506,502,151

Total	$932,014,371	$1,574,487,780	$—	$2,506,502,151

At November 30, 2011, the Fund’s investments in U.S. Treasury Bills having sixty days or less to final maturity were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, as the value is not obtained from a quoted price in an active market. Securities valued at amortized cost are considered to be valued using Level 2.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011, whose fair value was categorized using Level 3 inputs.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Fixed Income Securities — Typically, the market value of the Fund’s U.S. Treasury and other fixed income securities will decline during periods of rising interest rates, and yields on the Fund’s securities may equal or approach zero under some market conditions.

• Credit Risk — Securities issued by the U.S. Treasury or U.S. government agencies generally present minimal credit risk. However, a security backed by the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate.

• Focused Investment Risk — Focusing investments in a particular type of security (e.g., Direct U.S. Treasury Obligations) creates additional risk.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
Derivative financial instruments
At November 30, 2011, the Fund held no derivative financial instruments.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
2,615,976	GMO Emerging Markets Fund, Class VI	30,580,758
2,568,052	GMO Flexible Equities Fund, Class VI	44,016,406
8,201,643	GMO International Growth Equity Fund, Class IV	175,515,155
15,535,839	GMO International Intrinsic Value Fund, Class IV	302,948,868
22,576,199	GMO Quality Fund, Class VI	493,064,184
8,164,162	GMO U.S. Core Equity Fund, Class VI	99,112,927

	TOTAL MUTUAL FUNDS (COST $1,077,652,693)	1,145,238,298

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
24,047	State Street Eurodollar Time Deposit, 0.01%, due 12/01/11	24,047

	TOTAL SHORT-TERM INVESTMENTS (COST $24,047)	24,047

	TOTAL INVESTMENTS — 100.0% (Cost $1,077,676,740)	1,145,262,345

	Other Assets and Liabilities (net) — (0.0%)	(70,921)

	TOTAL NET ASSETS — 100.0%	$1,145,191,424

As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$1,193,510,682	$—	$(48,248,337)	$(48,248,337)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2011 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Emerging Markets Fund, Class VI	$36,098,808	$3,411,279	$1,716,225	$12,287	$2,750,906	$30,580,758
GMO Flexible Equities Fund, Class VI	13,135,642	36,831,894	1,990,803	—	—	44,016,406
GMO International Growth Equity Fund, Class IV	308,748,264	6,362,079	109,464,934	1,947,735	—	175,515,155
GMO International Intrinsic Value Fund, Class IV	308,871,163	79,474,947	39,665,571	5,358,282	—	302,948,868
GMO Quality Fund, Class VI	438,782,086	65,243,784	31,461,291	7,183,905	—	493,064,184
GMO U.S. Core Equity Fund, Class VI	109,432,403	3,816,168	14,821,574	1,627,346	—	99,112,927

Totals	$1,215,068,366	$195,140,151	$199,120,398	$16,129,555	$2,750,906	$1,145,238,298

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows: Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.1% of net assets. The underlying funds classify such securities (levels defined below) as Level 3.
Additionally, the fair value of equity securities listed on foreign exchanges and securities markets that are closed prior to the close of the NYSE due to time zone differences (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees. The table below shows the percentage of the net assets of the Fund, either directly or through investments in the underlying funds, that were valued using fair value prices obtained from an independent pricing service as of November 30, 2011. These securities listed on foreign exchanges (including the value of equity securities that underlie futures (to the extent the market for such futures closes prior to the close of the NYSE) and other derivatives) are classified as being valued using Level 2 inputs in the table below and as described in the disclosures of the underlying funds.

Security Type	Percentage of Net Assets of the Fund
Equity Securities	49.9%
Futures Contracts	0.2%
Swap Agreements	(0.0)%^

^	Rounds to 0.0%.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Mutual Funds	$1,145,238,298	$—	$—	$1,145,238,298
Short-Term Investments	24,047	—	—	24,047

Total Investments	1,145,262,345	—	—	1,145,262,345

Total	$1,145,262,345	$—	$—	$1,145,262,345

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities and derivative financial instruments using Level 3 inputs were 0.1% and 0.0% of total net assets, respectively.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.
The Fund held no investments or derivative financial instruments directly at either November 30, 2011 or February 28, 2011 whose fair value was categorized using Level 3 inputs.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. Selected risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Liquidity Risk — Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
• Smaller Company Risk — Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and midcap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Commodities Risk — To the extent an underlying fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.
• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged.
• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
• Real Estate Risk — To the extent an underlying fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.
• Short Sales Risk — The Fund runs the risk that an underlying fund’s loss on a short sale of securities that the underlying fund does not own is unlimited.
• Market Risk — Fixed Income Securities — Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.
• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.
• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.
• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Derivative financial instruments
At November 30, 2011, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2011 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 96.9%

	Asset-Backed Securities — 25.5%
	Auto Financing — 1.4%
6,892,818	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.90%, due 08/15/13	6,934,796
2,072,152	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	2,083,549
2,201,416	Merrill Auto Trust Securitization, Series 08-1, Class A4B, 1 mo. LIBOR + 2.20%, 2.45%, due 04/15/15	2,210,001
575,858	Merrill Auto Trust Securitization, Series 07-1, Class A4, 1 mo. LIBOR + .06%, 0.31%, due 12/15/13	575,685

	Total Auto Financing	11,804,031

	Business Loans — 1.4%
1,213,359	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.63%, due 01/25/35	910,019
1,770,058	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.65%, due 01/25/36	1,115,137
8,593,472	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.56%, due 12/25/37	6,015,430
1,254,477	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.49%, due 11/15/33	1,028,671
1,511,906	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 02/25/30	1,163,503
1,019,391	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.51%, due 09/25/30	804,197
1,312,822	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.11%, due 10/25/37	1,049,759

	Total Business Loans	12,086,716

	CMBS — 3.5%
2,540,096	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.37%, due 07/15/44	2,508,345
11,500,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.38%, due 12/15/20	10,407,500
1,691,733	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	1,691,733
2,760,406	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.33%, due 03/10/44	2,760,406
3,279,218	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	3,310,985
3,708,115	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.62%, due 05/12/39	3,780,794
1,738,928	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.69%, due 10/15/42	1,772,820
4,128,197	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.34%, due 09/15/21	3,921,787

	Total CMBS	30,154,370

	CMBS Collateralized Debt Obligations — 0.7%
6,777,455	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.30%, due 11/23/52	67,774
1,149,499	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.58%, due 08/26/30	1,060,413
6,176,887	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.59%, due 05/25/46	4,509,128

	Total CMBS Collateralized Debt Obligations	5,637,315

	Corporate Collateralized Debt Obligations — 0.5%
4,800,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.64%, due 06/20/13	4,228,320

	Credit Cards — 1.5%
7,700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.50%, due 09/15/17	7,712,705
3,900,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.34%, due 06/16/15	3,898,172
900,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.38%, due 02/15/17	892,971

	Total Credit Cards	12,503,848

	Insured Auto Financing — 1.6%
755,016	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.29%, due 10/06/13	753,128
1,234,986	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.05%, due 06/06/14	1,234,349
3,098,487	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.75%, due 03/08/16	3,086,713
8,145,797	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.45%, due 07/14/14	8,185,467

	Total Insured Auto Financing	13,259,657

	Insured Other — 0.7%
2,691,272	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 09/15/41	2,384,614
2,074,825	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 12/15/41	1,845,865
1,727,859	TIB Card Receivables Fund, Series 2005-B,144A, FGIC, 3 mo. LIBOR + .25%, 0.63%, due 01/05/14	1,382,287
9,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	575,828

	Total Insured Other	6,188,594

	Insured Residential Asset-Backed Securities (United States) ♦— 0.7%
7,122,517	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.68%, due 07/25/34	5,626,788

	Insured Residential Mortgage-Backed Securities (United States) — 0.1%
803,365	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.45%, due 11/25/35	727,769

	Insured Time Share — 0.3%
261,468	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 05/20/18	258,774
2,273,138	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.25%, due 09/20/19	2,206,742

	Total Insured Time Share	2,465,516

	Insured Transportation — 0.4%
3,578,198	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.43%, due 08/18/21	3,291,942

	Residential Asset-Backed Securities (United States) ♦ — 8.4%
9,400,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.44%, due 10/25/36	2,632,000
1,407,928	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.36%, due 07/25/36	1,316,412
10,877,178	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.42%, due 05/25/36	5,329,817
403,351	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.35%, due 06/25/36	367,050
733,192	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.58%, due 09/25/35	128,309
1,817,309	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.36%, due 06/25/36	295,313
1,975,874	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.43%, due 06/25/36	242,045
1,090,999	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .12%, 0.38%, due 09/25/36	223,655
4,243,165	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.43%, due 12/25/36	403,101
1,154,495	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.33%, due 11/25/36	386,756

9,692,520	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 07/25/36	2,517,026
5,538,375	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.37%, due 09/25/36	1,619,975
1,807,004	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.45%, due 03/25/36	524,031
1,974,603	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 06/25/36	519,567
2,552,139	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.41%, due 10/25/36	1,480,241
4,273,239	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.48%, due 05/25/37	3,365,176
3,522,365	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.26%, due 02/28/40	2,116,942
2,413,254	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.37%, due 11/25/36	1,464,604
5,400,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.46%, due 11/25/36	720,900
798,536	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.58%, due 02/25/37	126,248
1,788,004	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.42%, due 06/25/36	1,358,883
2,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.42%, due 12/25/36	780,000
6,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 11/25/36	4,554,000
8,112,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.40%, due 02/25/37	5,901,480
220,454	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.34%, due 03/25/37	217,588
4,183,519	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.42%, due 08/25/36	1,171,385
965,191	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.56%, due 01/20/35	829,160
367,242	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.54%, due 01/20/35	323,058
6,171,830	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.38%, due 12/25/36	1,949,681
228,804	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.51%, due 10/25/35	215,076
3,422,221	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.41%, due 03/25/36	1,197,777
2,700,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 06/25/36	810,000
5,561,305	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 08/25/36	1,473,746
3,065,938	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.42%, due 10/25/36	919,781
1,193,335	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.58%, due 03/25/36	143,200
2,349,442	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.54%, due 01/25/47	1,450,780
2,228,016	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.41%, due 11/25/36	545,864
8,800,000	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, 1 mo. LIBOR + .17%, 0.43%, due 09/25/36	6,846,125
9,100,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.41%, due 07/25/36	3,576,016
1,505,396	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.52%, due 12/25/35	866,807
3,074,515	Saxon Asset Securities Trust, Series 06-3, Class A2, 1 mo. LIBOR + .11%, 0.37%, due 10/25/46	2,813,182
9,100,000	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.42%, due 07/25/36	2,912,000
191,773	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.55%, due 10/25/36	190,335
272,834	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.52%, due 10/25/35	252,726

1,132,283	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.38%, due 01/25/37	1,083,099
3,600,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.41%, due 06/25/37	1,512,000
1,394,594	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.46%, due 01/25/36	1,004,108
450,248	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.84%, due 11/25/35	347,816

	Total Residential Asset-Backed Securities (United States)	71,024,841

	Residential Mortgage-Backed Securities (Australian) — 1.1%
1,558,144	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.47%, due 07/20/38	1,517,727
3,916,128	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.74%, due 03/14/36	3,601,506
1,660,673	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.74%, due 12/08/36	1,477,999
964,587	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.52%, due 05/10/36	930,038
2,308,680	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.55%, due 02/21/38	2,112,673

	Total Residential Mortgage-Backed Securities (Australian)	9,639,943

	Residential Mortgage-Backed Securities (European) — 2.8%
6,414,736	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.46%, due 09/20/66	5,260,084
4,019,671	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.50%, due 01/13/39	3,561,348
2,439,169	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .04%, 0.29%, due 12/20/54	2,329,406
4,002,519	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.40%, due 12/10/43	3,562,242
2,760,018	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.68%, due 11/15/38	2,044,207
2,510,759	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.45%, due 09/15/39	1,876,290
2,700,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.51%, due 07/15/33	2,673,810
2,250,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.48%, due 10/15/33	2,238,525

	Total Residential Mortgage-Backed Securities (European)	23,545,912

	Student Loans — 0.4%
3,100,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.67%, due 01/25/24	3,022,500
67,580	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.40%, due 08/25/23	65,553

	Total Student Loans	3,088,053

	Total Asset-Backed Securities	215,273,615

	Foreign Government Obligations — 5.7%
GBP 25,000,000	U.K. Treasury Bond, 4.25%, due 12/07/46(a)	48,569,241

	U.S. Government — 65.6%
270,291,005	U.S. Treasury Inflation Indexed Note, 2.00%, due 04/15/12(b)(c)	271,198,912
150,000,000	U.S. Treasury Note, 1.38%, due 01/15/13	152,009,700
65,000,000	U.S. Treasury Strip Coupon, due 05/15/22	50,760,450
105,000,000	U.S. Treasury Strip Coupon, due 08/15/22	81,101,370

	Total U.S. Government	555,070,432

	U.S. Government Agency — 0.1%
800,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	877,624

	TOTAL DEBT OBLIGATIONS (COST $898,341,982)	819,790,912

Principal Amount		Description	Value ($)

		OPTIONS PURCHASED — 1.8%

		Currency Options — 0.1%
EUR	3,000,000	EUR Call/CHF Put Expires 06/16/15, Strike 1.56 (OTC) (CP — JPMorgan Chase Bank, N.A.)	829,540

		Total Currency Options	829,540

		Options on Interest Rate Swaps — 1.7%
USD	64,000,000	Swaption Straddle Expires 04/10/18, Strike TBD Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 64,000,000 USD in which it will pay 3 month USD LIBOR and will receive a rate to be determined, maturing on April 12, 2023, (OTC) (CP — Morgan Stanley Capital Services, Inc.) (d)	4,924,672
USD	64,000,000	Swaption Straddle Expires 04/23/18, Strike TBD Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 64,000,000 USD in which it will pay 3 month USD LIBOR and will receive a rate to be determined, maturing on April 25, 2023, (OTC) (CP — Morgan Stanley Capital Services, Inc.) (d)	4,910,208
USD	64,000,000	Swaption Straddle Expires 05/01/18, Strike TBD Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 64,000,000 USD in which it will pay 3 month USD LIBOR and will receive a rate to be determined, maturing on May 3, 2023, (OTC) (CP — Morgan Stanley Capital Services, Inc.) (d)	4,896,704

		Total Options on Interest Rate Swaps	14,731,584

		TOTAL OPTIONS PURCHASED (COST $10,543,550)	15,561,124

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 9.5%

	Money Market Funds — 9.5%
41,799,410	State Street Institutional Liquid Reserve Fund-Institutional Class, 0.17%(e)	41,799,410
38,219,754	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (f)	38,219,754

	TOTAL SHORT-TERM INVESTMENTS (COST $80,019,164)	80,019,164

	TOTAL INVESTMENTS — 108.2% (Cost $988,904,696)	915,371,200

	Other Assets and Liabilities (net) — (8.2%)	(69,168,444)

	TOTAL NET ASSETS — 100.0%	$846,202,756

A summary of outstanding financial instruments at November 30, 2011 is as follows:
Reverse Repurchase Agreements

Face Value		Description	Market Value

GBP	30,810,000	Barclays Bank PLC, 0.53% dated 11/18/11, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 12/19/11.	$(48,347,034)

Average balance outstanding			$(42,189,986)
Average interest rate			0.56%
Maximum balance outstanding			$(48,647,471)
Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.
Futures Contracts

				Net Unrealized
Number of		Expiration		Appreciation
Contracts	Type	Date	Contract Value	(Depreciation)
Buys
6,480	Euro Dollar 90 Day	March 2012	$1,610,280,000	$979,610

Sales
6,480	Euro Dollar 90 Day	March 2013	$1,608,984,000	$(2,053,550)

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)
Schedule of Investments — (Continued)
November 30, 2011 (Unaudited)
Written Options
A summary of open written option contracts for the Fund at November 30, 2011 is as follows:

Principal
Amount		Expiration Date	Description	Premiums	Market Value
Call	3,000,000	6/14/2013	EUR Call/CHF Put, Strike 1.56%	$(1,097,998)	$(242,168)

Swap Agreements
Credit Default Swaps

								Maximum Potential		Net
						Implied		Amount of Future		Unrealized
Notional		Expiration		Receive	Annual	Credit	Reference	Payments by the Fund		Appreciation/
Amount		Date	Counterparty	(Pay)^	Premium	Spread (1)	Entity	Under the Contract (2)		(Depreciation)
96,449,886	USD	12/20/2012	Morgan Stanley Capital Services Inc.	Receive	0.71%	0.010%	Reference security within CDX IG index	96,449,886	USD	$856,176
250,769,703	USD	12/20/2012	Morgan Stanley Capital Services Inc.	Receive	0.71%	0.010%	Reference security within CDX IG Index	250,769,703	USD	2,226,059
100,000,000	USD	12/20/2012	Morgan Stanley Capital Services Inc.	(Pay)	1.20%	0.052%	Reference security within CDX IG Index	N/A		(1,462,375)
50,000,000	USD	12/20/2012	Morgan Stanley Capital Services Inc.	(Pay)	1.93%	0.330%	Reference security within CDX IG index	N/A		(1,044,071)
7,000,000	USD	3/20/2013	Morgan Stanley Capital Services Inc.	Receive	0.25%	2.053%	MS Synthetic 2006-1	7,000,000	USD	(165,920)

										$409,869

								Premiums to (Pay) Receive		$—

^	Receive — Fund receives premium and sells credit protection.

(Pay) — Fund pays premium and buys credit protection.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2011, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e.higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

							Net Unrealized
Notional		Expiration		Receive			Appreciation/
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	(Depreciation)
1,000,000,000	CHF	8/5/2012	Credit Suisse International	Pay	0.10%	3 Month CHF LIBOR	$(731,706)
1,500,000,000	CHF	8/5/2012	Merrill Lynch Capital Services	Pay	0.10%	3 Month CHF LIBOR	(1,070,636)
225,000,000	CHF	8/5/2012	Deutsche Bank AG	Pay	0.10%	3 Month CHF LIBOR	(157,462)
250,000,000	CHF	8/5/2012	Morgan Stanley Capital Services Inc.	Pay	0.10%	3 Month CHF LIBOR	(189,657)
12,100,000,000	JPY	12/21/2013	Bank of America	Receive	0.50%	6 Month JPY LIBOR	322,409
157,000,000	SEK	12/21/2013	Bank of America	Pay	3.25%	3 Month SEK STIBOR	(667,752)
153,000,000	CHF	12/21/2013	Barclays Bank PLC	Pay	1.00%	6 Month CHF LIBOR	(3,033,750)
307,000,000	SEK	12/21/2013	Barclays Bank PLC	Pay	3.25%	3 Month SEK STIBOR	(1,317,116)
35,000,000	GBP	12/21/2013	Barclays Bank PLC	Receive	2.00%	6 Month GBP LIBOR	607,345
134,000,000	CAD	12/21/2013	Citibank N.A.	Pay	2.00%	3 Month CAD BA’S	(2,269,134)
2,200,000,000	JPY	12/21/2013	Citibank N.A.	Pay	0.50%	6 Month JPY LIBOR	(58,620)
943,000,000	SEK	12/21/2013	Citibank N.A.	Receive	3.25%	3 Month SEK STIBOR	4,045,736
141,000,000	CHF	12/21/2013	Credit Suisse International	Receive	1.00%	6 Month CHF LIBOR	2,795,809
281,000,000	CAD	12/21/2013	Deutsche Bank AG	Pay	2.00%	3 Month CAD BA’S	(4,758,407)
93,000,000	CHF	12/21/2013	Deutsche Bank AG	Pay	1.00%	6 Month CHF LIBOR	(1,844,044)
76,000,000	GBP	12/21/2013	Deutsche Bank AG	Receive	2.00%	6 Month GBP LIBOR	1,318,806
1,923,000,000	SEK	12/21/2013	Deutsche Bank AG	Pay	3.25%	3 Month SEK STIBOR	(8,250,212)
184,000,000	CAD	12/21/2013	Goldman Sachs International	Pay	2.00%	3 Month CAD BA’S	(3,115,825)
172,000,000	GBP	12/21/2013	Goldman Sachs International	Receive	2.00%	6 Month GBP LIBOR	2,984,667
25,300,000,000	JPY	12/21/2013	Goldman Sachs International	Receive	0.50%	6 Month JPY LIBOR	674,127
152,000,000	CAD	12/21/2013	JPMorgan Chase Bank, N.A.	Pay	2.00%	3 Month CAD BA’S	(2,573,943)
109,000,000	CAD	12/21/2013	Merrill Lynch Capital Service	Receive	2.00%	3 Month CAD BA’S	1,845,788
9,000,000	CHF	12/21/2013	Merrill Lynch Capital Services	Receive	1.00%	6 Month CHF LIBOR	178,456
19,500,000	GBP	12/21/2013	Merrill Lynch Capital Services	Pay	2.00%	6 Month GBP LIBOR	(338,378)
27,100,000,000	JPY	12/21/2013	Merrill Lynch Capital Services	Receive	0.50%	6 Month JPY LIBOR	722,089
907,000,000	USD	2/10/2014	Deutsche Bank AG	Pay	0.68%	3 Month USD LIBOR	306,660

79,000,000	AUD	6/20/2014	Citibank N.A.	Pay	3.75%	3 Month AUD BBSW	126,006
107,000,000	EUR	6/20/2014	Deutsche Bank AG	Receive	1.50%	6 Month EURIBOR	161,806
313,000,000	USD	6/20/2014	Deutsche Bank AG	Pay	1.00%	3 Month USD LIBOR	(1,449,777)
378,000,000	USD	2/10/2017	Deutsche Bank AG	Receive	1.72%	3 Month USD LIBOR	5,979,275
2,500,000,000	JPY	12/21/2021	Bank of America	Pay	1.50%	6 Month JPY LIBOR	(1,268,452)
13,000,000	SEK	12/21/2021	Bank of America	Receive	3.75%	3 Month SEK STIBOR	231,483
7,000,000	SEK	12/21/2021	Barclays Bank PLC	Receive	3.75%	3 Month SEK STIBOR	124,645
6,000,000	GBP	12/21/2021	Barclays Bank PLC	Pay	3.75%	6 Month GBP LIBOR	(1,027,630)
29,000,000	CAD	12/21/2021	Citibank N.A.	Receive	3.50%	3 Month CAD BA’S	2,876,146
32,000,000	CHF	12/21/2021	Barclays Bank PLC	Receive	2.25%	6 Month CHF LIBOR	2,837,505
31,000,000	CHF	12/21/2021	Credit Suisse International	Pay	2.25%	6 Month CHF LIBOR	(2,748,833)
700,000,000	JPY	12/21/2021	Citibank N.A.	Receive	1.50%	6 Month JPY LIBOR	355,167
220,000,000	SEK	12/21/2021	Citibank N.A.	Pay	3.75%	3 Month SEK STIBOR	(3,917,409)
63,000,000	CAD	12/21/2021	Deutsche Bank AG	Receive	3.50%	3 Month CAD BA'S	6,248,180
18,000,000	CHF	12/21/2021	Deutsche Bank AG	Receive	2.25%	6 Month CHF LIBOR	1,596,096
17,000,000	GBP	12/21/2021	Deutsche Bank AG	Pay	3.75%	6 Month GBP LIBOR	(2,911,617)
418,000,000	SEK	12/21/2021	Deutsche Bank AG	Receive	3.75%	3 Month SEK STIBOR	7,443,077
34,000,000	CAD	12/21/2021	Goldman Sachs International	Receive	3.50%	3 Month CAD BA'S	3,372,033
38,000,000	GBP	12/21/2021	Goldman Sachs International	Pay	3.75%	6 Month GBP LIBOR	(6,508,321)
5,200,000,000	JPY	12/21/2021	Goldman Sachs International	Pay	1.50%	6 Month JPY LIBOR	(2,638,381)
33,500,000	CAD	12/21/2021	JPMorgan Chase Bank, N.A.	Receive	3.50%	3 Month CAD BA’S	3,322,445
24,000,000	CAD	12/21/2021	Merrill Lynch Capital Service	Pay	3.50%	6 Month CAD BA’S	(2,380,259)
2,000,000	CHF	12/21/2021	Merrill Lynch Capital Services	Pay	2.25%	6 Month CHF LIBOR	(177,344)
11,000,000	GBP	12/21/2021	Merrill Lynch Capital Services	Receive	3.75%	6 Month GBP LIBOR	1,883,988
5,600,000,000	JPY	12/21/2021	Merrill Lynch Capital Services	Pay	1.50%	6 Month JPY LIBOR	(2,841,333)
65,000,000	USD	5/15/2022	JPMorgan Chase Bank N.A.	Pay	0.00%	3 Month USD LIBOR	(14,786,717)
19,000,000	AUD	6/20/2022	Citibank N.A.	Receive	4.75%	6 Month AUD BBSW	(174,038)
24,000,000	EUR	6/20/2022	Deutsche Bank AG	Pay	3.00%	6 Month EURIBOR	(391,281)
68,000,000	USD	6/20/2022	Deutsche Bank AG	Receive	2.25%	3 Month USD LIBOR	(725,607)
105,000,000	USD	8/15/2022	JPMorgan Chase Bank N.A.	Pay	0.00%	3 Month USD LIBOR	(23,768,362)

25,000,000	GBP	12/7/2046	Merrill Lynch Capital Services	Pay	4.36%	6 month GBP LIBOR	(11,369,019)

							$(57,101,278)

						Premiums to (Pay) Receive	$26,197,588

#	Receive — Fund receives fixed rate and pays variable rate. (Pay) — Fund pays fixed rate and receives variable rate.
As of November 30, 2011, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.
Notes to Schedule of Investments:
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
AMBAC — Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
BBSW — Bank Bill Swap Reference Rate
CAD BA — Canadian Brokers Acceptance Rate
CDO — Collateralized Debt Obligation
CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.
CMBS — Commercial Mortgage Backed Security
CP — Counterparty
EURIBOR — Euro Interbank Offered Rate
FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FSA — Insured as to the payment of principal and interest by Financial Security Assurance.
GBP LIBOR — London Interbank Offered Rate denominated in British Pounds.
JPY LIBOR — London Interbank Offered Rate denominated in Japanese Yen
LIBOR — London Interbank Offered Rate
MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.
OTC — Over-the-Counter
SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.
USD LIBOR — London Interbank Offered Rate denominated in United States Dollars.
XL — Insured as to the payment of principal and interest by XL Capital Assurance.
The rates shown on variable rate notes are the current interest rates at November 30, 2011, which are subject to change based on the terms of the security.

♦	These securities are primarily backed by subprime mortgages.

(a)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap contracts, forward currency contracts, and/or written options, if any.

(d)	Security valued at fair value using methods determined by or at the direction of the Trustees of GMO Trust.

(e)	Rate disclosed, the 7 day net yield, is as of November 30, 2011.

(f)	Rate disclosed, the 7 day net yield, is as of November 30, 2011. Note: Yield rounds to 0.00%.
Currency Abbreviations:
AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

SEK — Swedish Krona

USD — United States Dollar
As of November 30, 2011, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 988,904,696	$42,849,889	$(116,383,385)	$(73,533,496)

Basis of presentation
The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of the securities.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price (or in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value), at the most recent quoted price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Non-emerging market debt instruments with a remaining maturity of sixty days or less may be valued at amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired), which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2011, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.7% of net assets. For the period ended November 30, 2011, the Fund did not reduce the value of any of its OTC derivative contracts based on the creditworthiness of its counterparties. See “Derivative financial instruments” below for a further discussion on valuation of derivatives.
Typically the Fund values debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2011, the total value of securities held for which no alternative pricing source was available represented 3.5% of the net assets of the Fund.
“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
During the current year, the Fund became subject to an amendment to authoritative accounting guidance that requires new disclosures and clarifies existing disclosure requirements about fair value measurements. Specifically, the amendment requires purchases, sales, issuances and settlements be disclosed separately (i.e. gross) within the Level 3 roll-forward. The effective date of the guidance was for interim and annual periods beginning after December 15, 2010.
The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value certain credit default swaps.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized a number of fair value techniques on Level 3 investments, including the following: The Fund valued certain debt securities and OTC derivatives using quoted prices. The Fund also used third party valuation services to value certain credit default swaps using unobservable inputs.

The following is a summary of the respective levels assigned to the Fund’s investments and derivatives, if any, as of November 30, 2011:
ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$16,983,645	$198,289,970	$215,273,615
Foreign Government Obligations	—	48,569,241	—	48,569,241
U.S. Government	152,009,700	403,060,732	—	555,070,432
U.S. Government Agency	—	877,624	—	877,624

TOTAL DEBT OBLIGATIONS	152,009,700	469,491,242	198,289,970	819,790,912

Options Purchased	—	829,540	14,731,584	15,561,124
Short-Term Investments	80,019,164	—	—	80,019,164

Total Investments	232,028,864	470,320,782	213,021,554	915,371,200

Derivatives *
Swap Agreements
Credit Risk	—	3,082,235	—	3,082,235
Interest Rate Risk	—	52,359,744	—	52,359,744
Futures Contracts
Interest Rate Risk	979,610	—	—	979,610

Total	$233,008,474	$525,762,761	$213,021,554	$971,792,789

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Written Options
Foreign Currency Risk	$—	$(242,168)	$—	$(242,168)
Swap Agreements
Credit Risk	—	(2,506,446)	(165,920)	(2,672,366)
Interest Rate Risk	—	(109,461,022)	—	(109,461,022)
Futures Contracts
Interest Rate Risk	(2,053,550)	—	—	(2,053,550)

Total	$(2,053,550)	$(112,209,636)	$(165,920)	$(114,429,106)

The risks referenced above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Because the tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The aggregate net values of the Fund’s direct investments in securities and derivative financial instruments using Level 3 inputs were 25.2% and (0.1)% of total net assets, respectively.
For the period ended November 30, 2011, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of investments and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
						Change in				from
	Balances as			Accrued	Total	Unrealized	Transfers	Transfers	Balances as	Investments
	of February			Discounts/	Realized	Appreciation	into	out of	of November 30,	Still Held as of
	28, 2011	Purchases	Sales	Premiums	Gain/(Loss)	(Depreciation)	level 3 *	level 3 *	2011	November 30, 2011
Debt Obligations
Asset-Backed Securities	$293,962,357	$—	$(80,059,746)	$16,448	$(178,828)	$(15,450,261)	$—	$—	$198,289,970	$(15,405,855)
Purchased Options	12,123,200	—	—	—	—	2,608,384	—	—	14,731,584	2,608,384
Swaps	(57,502)	—	(13,319)	—	13,319	(108,418)	—	—	(165,920)	(108,418)

Total	$306,028,055	$—	$(80,073,065)	$16,448	$(165,509)	$(12,950,295)	$—	$—	$212,855,634	$(12,905,889)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of November 30, 2011, the Fund had received $48,647,471 from reverse repurchase agreements relating to securities with a market value, plus accrued interest, of $48,551,832. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Investment and other risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”) and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Selected risks of investing in the Fund are summarized below. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

• Market Risk — Asset-Backed Securities — Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

• Credit Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. The Fund’s investments in below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

• Liquidity Risk — Low trading volume, lack of a market maker, a large size position or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

• Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

• Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans), creates additional risk.

• Foreign Investment Risk — The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments.

• Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

• Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

• Currency Risk — Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
The Fund invests in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit card receivables, which expose the Fund to additional types of market risk. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.
The existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse effect on the Fund’s operations.

Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Derivatives also present risks described in “Investment and other risks” above. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or their pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track. The use of derivatives also may increase or accelerate the taxes payable by shareholders.
When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In addition, the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets (see “Leveraging Risk” above).
The U.S. government recently enacted legislation that provides for new regulation of the derivatives markets, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2011, the Fund used futures contracts to adjust interest-rate exposure and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2011, the Fund used purchased option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk, as well as to enhance the diversity and liquidity of the portfolio and to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended November 30, 2011, the Fund used written option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk, as well as to enhance the diversity and liquidity of the portfolio and to adjust interest rate exposure. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended November 30, 2011, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal	Number of
	Amount of	of Futures		Amount of	Futures
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	$—	—	$—	(503,000,000)	—	$(1,797,998)
Options written	—	—	—	—	—	—
Options bought back	—	—	—	—	—	—
Options expired	—	—	—	500,000,000	—	700,000

Outstanding, end of period	$—	—	$—	(3,000,000)	—	$(1,097,998)

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund generally values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or losses.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2011, the Fund used swap agreements to hedge against default risk, to adjust interest rate exposure, and to achieve exposure to a reference entity’s credit. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:
Fair Values of Derivative Instruments as of November 30, 2011:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options, rights and/or warrants)	$14,731,584	$829,540	$—	$—	$—	$15,561,124
Unrealized appreciation on futures contracts*	979,610	—	—	—	—	979,610
Unrealized appreciation on swap agreements	52,359,744	—	3,082,235	—	—	55,441,979

Total	$68,070,938	$829,540	$3,082,235	$—	$—	$71,982,713

Liabilities:
Written options outstanding	$—	$(242,168)	$—	$—	$—	$(242,168)
Unrealized depreciation on futures contracts*	(2,053,550)	—	—	—	—	(2,053,550)
Unrealized depreciation on swap agreements	(109,461,022)	—	(2,672,366)	—	—	(112,133,388)

Total	$(111,514,572)	$(242,168)	$(2,672,366)	$—	$—	$(114,429,106)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
As provided by authoritative accounting guidance, the table above is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.
The volume of derivative activity, based on absolute values (futures contracts), notional amounts (swap agreements), or principal amounts (options) outstanding at each month-end, was as follows for the period ended November 30, 2011:

	Futures	Swap
	Contracts	Agreements	Options
Average amount outstanding	$5,195,714,653	$9,134,167,501	$300,485,432

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

Item 2. Controls and Procedures.
(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX- 99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GMO Trust

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Chief Executive Officer

Date: January 26, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Principal Executive Officer

Date: January 26, 2012

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Financial Officer

Date: January 26, 2012